UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05398

AB VARIABLE PRODUCTS SERIES FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

Alliance Bernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: December 31, 2021

Date of reporting period: June 30, 2021

ITEM 1.	REPORTS TO STOCKHOLDERS.

JUN    06.30.21

SEMI-ANNUAL REPORT

AB VARIABLE PRODUCTS

SERIES FUND, INC.

+	BALANCED WEALTH STRATEGY PORTFOLIO

As of May 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Portfolio’s shareholder reports from the insurance company that offers your contract unless you specifically requested paper copies from the insurance company or from your financial intermediary. Instead of delivering paper copies of the reports, the insurance company may choose to make the reports available on a website, and will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

You may elect to receive all future reports in paper free of charge from the insurance company. You can inform the insurance company or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by the insurance company or by contacting your financial intermediary. Your election to receive reports in paper will apply to all portfolio companies available under your contract with the insurance company.

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

BALANCED WEALTH STRATEGY PORTFOLIO

EXPENSE EXAMPLE (unaudited)	AB Variable Products Series Fund

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value January 1, 2021	Ending Account Value June 30, 2021	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class A
Actual	$1,000	$1,091.40	$2.85	0.55%	$3.94	0.76%
Hypothetical (5% annual return before expenses)	$1,000	$1,022.07	$2.76	0.55%	$3.81	0.76%

Class B
Actual	$1,000	$1,088.80	$4.14	0.80%	$5.23	1.01%
Hypothetical (5% annual return before expenses)	$1,000	$1,020.83	$4.01	0.80%	$5.06	1.01%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

+	In connection with the Portfolio’s investments in affiliated/unaffiliated underlying portfolios, the Portfolio incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Portfolio in an amount equal to the Portfolio’s pro rata share of certain acquired fund fees and expenses of the affiliated underlying portfolios. The Portfolio’s total expenses are equal to the classes’ annualized expense ratio plus the Portfolio’s pro rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

BALANCED WEALTH STRATEGY PORTFOLIO
TEN LARGEST HOLDINGS[1]

June 30, 2021 (unaudited)	AB Variable Products Series Fund

SECURITY	U.S. $ VALUE	PERCENT OF NET ASSETS
Bernstein Fund, Inc.—International Strategic Equities Portfolio—Class Z	$43,223,839	17.2%
U.S. Treasury Bonds & Notes	9,683,931	3.9
Bernstein Fund, Inc.—International Small Cap Portfolio—Class Z	8,387,219	3.3
Microsoft Corp.	5,574,580	2.2
Italy Buoni Poliennali Del Tesoro	4,983,427	2.0
Alphabet, Inc.—Class C	4,170,516	1.7
Sanford C. Bernstein Fund, Inc.—Emerging Markets Portfolio—Class Z	3,992,686	1.6
Apple, Inc.	3,363,464	1.3
AB Discovery Growth Fund, Inc.—Class Z	3,296,145	1.3
Bernstein Fund, Inc.—Small Cap Core Portfolio—Class Z	3,218,424	1.3

	$89,894,231	35.8%

SECURITY TYPE BREAKDOWN2

June 30, 2021 (unaudited)

SECURITY TYPE	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Common Stocks	$103,182,048	41.2%
Investment Companies	65,280,227	26.1
Governments—Treasuries	35,422,380	14.1
Corporates—Investment Grade	17,864,304	7.1
Corporates—Non-Investment Grade	5,284,681	2.1
Quasi-Sovereigns	3,968,996	1.6
Collateralized Mortgage Obligations	3,501,878	1.4
Inflation-Linked Securities	3,245,065	1.3
Mortgage Pass-Throughs	2,972,216	1.2
Collateralized Loan Obligations	2,106,041	0.8
Commercial Mortgage-Backed Securities	2,022,063	0.8
Emerging Markets—Corporate Bonds	894,809	0.4
Emerging Markets—Sovereigns	725,190	0.3
Other[3]	1,565,016	0.6
Short-Term Investments	2,610,465	1.0

Total Investments	$250,645,379	100.0%

1	Long-term investments. Table shown includes investments of Underlying Portfolios.

2	The Portfolio’s security type breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). Table shown includes investments of Underlying Portfolios.

3	“Other” represents less than 0.2% weightings in the following security types: Asset-Backed Securities, Governments—Sovereign Agencies, Governments—Sovereign Bonds and Local Governments—Provincial Bonds.

BALANCED WEALTH STRATEGY PORTFOLIO
COUNTRY BREAKDOWN[1]

June 30, 2021 (unaudited)	AB Variable Products Series Fund

COUNTRY	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
United States	$183,081,686	73.0%
Japan	9,200,513	3.7
China	6,450,434	2.6
United Kingdom	6,310,503	2.5
Italy	6,258,472	2.5
Germany	5,014,272	2.0
Canada	3,802,719	1.5
France	3,768,050	1.5
Australia	3,508,365	1.4
Spain	2,596,451	1.0
Netherlands	2,257,658	0.9
Switzerland	2,234,942	0.9
Mexico	2,116,348	0.8
Other	11,434,501	4.7
Short-Term Investments	2,610,465	1.0

Total Investments	$250,645,379	100.0%

1	All data are as of June 30, 2021. The Portfolio’s country breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. Table shown includes investments of Underlying Portfolios. “Other” country weightings represent 0.7% or less in the following: Austria, Bahrain, Belgium, Brazil, Chile, Colombia, Denmark, Egypt, Finland, Hong Kong, Indonesia, Ireland, Israel, Ivory Coast, Luxembourg, Malaysia, New Zealand, Norway, Oman, Panama, Peru, Poland, Portugal, Russia, Singapore, South Africa, South Korea, Sweden, Thailand and United Arab Emirates.

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS

June 30, 2021 (unaudited)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–41.1%

INFORMATION TECHNOLOGY–9.0%
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS–0.3%
Arrow Electronics, Inc.(a)	814	$92,658
CDW Corp./DE	3,770	658,430

		751,088

IT SERVICES–1.7%
Accenture PLC–Class A	229	67,507
EPAM Systems, Inc.(a)	208	106,280
Gartner, Inc.(a)	105	25,431
Genpact Ltd.	14,637	664,959
International Business Machines Corp.	202	29,611
PayPal Holdings, Inc.(a)	3,644	1,062,153
Visa, Inc.–Class A(b)	9,342	2,184,346
Western Union Co. (The)–Class W	2,576	59,171

		4,199,458

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–1.8%
Advanced Micro Devices, Inc.(a)	284	26,676
Applied Materials, Inc.	864	123,034
ASML Holding NV	201	138,754
Broadcom, Inc.	76	36,240
KLA Corp.	29	9,402
Lam Research Corp.	32	20,822
NVIDIA Corp.	1,279	1,023,328
NXP Semiconductors NV	4,860	999,799
QUALCOMM, Inc.	8,401	1,200,755
STMicroelectronics NV	1,641	59,678
Teradyne, Inc.	194	25,988
Texas Instruments, Inc.	4,373	840,928

		4,505,404

SOFTWARE–3.5%
Adobe, Inc.(a)	1,137	665,873
Autodesk, Inc.(a)	22	6,422
Cadence Design Systems, Inc.(a)	264	36,120
Citrix Systems, Inc.	4,648	545,071
Constellation Software, Inc./Canada	36	54,523
Crowdstrike Holdings, Inc.–Class A(a)	88	22,115
Dropbox, Inc.–Class A(a)	1,871	56,710
Fair Isaac Corp.(a)	67	33,679
Intuit, Inc.	42	20,587
Microsoft Corp.	20,578	5,574,580
NortonLifeLock, Inc.	27,909	759,683
Oracle Corp.	11,426	889,400
ServiceNow, Inc.(a)	165	90,676
Company	Shares	U.S. $ Value

Trend Micro, Inc./Japan	800	$41,891

		8,797,330

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS–1.7%
Apple, Inc.	24,558	3,363,464
NetApp, Inc.	710	58,092
Western Digital Corp.(a)	11,152	793,688

		4,215,244

		22,468,524

CONSUMER DISCRETIONARY–5.0%
AUTO COMPONENTS–0.4%
Aisin Corp.	2,200	94,330
BorgWarner, Inc.	426	20,678
Lear Corp.	235	41,191
Magna International, Inc.–Class A (Canada)	530	49,071
Magna International, Inc.–Class A (United States)	8,793	814,584

		1,019,854

AUTOMOBILES–0.3%
Nissan Motor Co., Ltd.(a)	9,000	44,835
Stellantis NV(b)	26,715	526,553
Tesla, Inc.(a)	81	55,056

		626,444

DISTRIBUTORS–0.2%
LKQ Corp.(a)	11,319	557,121

DIVERSIFIED CONSUMER SERVICES–0.1%
Chegg, Inc.(a)	3,767	313,075

HOTELS, RESTAURANTS & LEISURE–0.1%
Aristocrat Leisure Ltd.	800	25,826
Chipotle Mexican Grill, Inc.–Class A(a)	39	60,463
Domino’s Pizza Enterprises Ltd.	274	24,777
Domino’s Pizza, Inc.	20	9,330
La Francaise des Jeux SAEM(c)	411	24,174

		144,570

HOUSEHOLD DURABLES–0.0%
Electrolux AB–Class B	3,467	96,077

INTERNET & DIRECT MARKETING RETAIL–1.7%
Amazon.com, Inc.(a)	905	3,113,345
eBay, Inc.	9,314	653,936
Etsy, Inc.(a)	1,874	385,744
HelloFresh SE(a)	985	95,751
Zalando SE(a)(d)(e)	337	40,816
Zalando SE(a)(c)	123	14,876

		4,304,468

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

MULTILINE RETAIL–0.0%
Next PLC(a)	608	$66,171
Target Corp.	103	24,899

		91,070

SPECIALTY RETAIL–1.4%
AutoZone, Inc.(a)	639	953,529
Home Depot, Inc. (The)	5,649	1,801,409
Lowe’s Cos., Inc.	22	4,267
TJX Cos., Inc. (The)	10,997	741,418

		3,500,623

TEXTILES, APPAREL & LUXURY GOODS–0.8%
Deckers Outdoor Corp.(a)	1,761	676,347
LVMH Moet Hennessy Louis Vuitton SE	61	47,986
NIKE, Inc.–Class B	7,636	1,179,686
Pandora A/S	744	100,376

		2,004,395

		12,657,697

REAL ESTATE–4.5%
DIVERSIFIED REAL ESTATE ACTIVITIES–0.3%
Mitsubishi Estate Co., Ltd.	3,800	61,422
Mitsui Fudosan Co., Ltd.	11,000	254,361
New World Development Co., Ltd.	18,000	93,347
Sumitomo Realty & Development Co., Ltd.	1,300	46,494
Sun Hung Kai Properties Ltd.	11,000	163,481
UOL Group Ltd.	7,700	41,875

		660,980

DIVERSIFIED REITS–0.3%
Alexander & Baldwin, Inc.	3,260	59,723
Broadstone Net Lease, Inc.	1,660	38,861
Cofinimmo SA	270	41,129
Daiwa House REIT Investment Corp.	33	97,108
Essential Properties Realty Trust, Inc.	4,184	113,135
Fibra Uno Administracion SA de CV	13,590	14,658
ICADE	570	49,186
Land Securities Group PLC	6,570	61,316
LondonMetric Property PLC	14,720	47,087
Merlin Properties Socimi SA	7,690	79,567
Nomura Real Estate Master Fund, Inc.	22	35,209
Stockland	40,300	140,335

		777,314

EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS)–1.3%
American Campus Communities, Inc.	11,816	552,044
American Tower Corp.	1,943	524,882
Company	Shares	U.S. $ Value

Mid-America Apartment Communities, Inc.	5,691	$958,478
Orix JREIT, Inc.	37	71,029
Prologis, Inc.	9,092	1,086,767
VICI Properties, Inc.(b)	772	23,948
Weyerhaeuser Co.	2,160	74,347

		3,291,495

HEALTH CARE REITS–0.3%
Medical Properties Trust, Inc.	6,680	134,268
Omega Healthcare Investors, Inc.	2,637	95,697
Physicians Realty Trust	5,803	107,181
Welltower, Inc.	3,410	283,371

		620,517

HOTEL & RESORT REITS–0.1%
Apple Hospitality REIT, Inc.	3,240	49,442
Park Hotels & Resorts, Inc.(a)	4,100	84,501
RLJ Lodging Trust	5,596	85,227

		219,170

INDUSTRIAL REITS–0.3%
Americold Realty Trust	3,497	132,361
Ascendas Real Estate Investment Trust	24,600	54,059
Dream Industrial Real Estate Investment Trust	7,055	86,964
GLP J-Reit	38	65,537
Industrial & Infrastructure Fund Investment Corp.	30	57,180
Mitsui Fudosan Logistics Park, Inc.	9	47,959
Plymouth Industrial REIT, Inc.	1,112	22,262
Rexford Industrial Realty, Inc.	1,851	105,414
Segro PLC	10,786	163,282
STAG Industrial, Inc.	3,269	122,359

		857,377

OFFICE REITS–0.3%
Alexandria Real Estate Equities, Inc.	1,137	206,866
alstria office REIT-AG	3,910	72,242
Cousins Properties, Inc.	3,382	124,390
Daiwa Office Investment Corp.	6	41,709
Japan Prime Realty Investment Corp.	11	43,036
Kilroy Realty Corp.	1,339	93,248
Nippon Building Fund, Inc.	17	105,919
True North Commercial Real Estate Investment Trust	3,060	18,292

		705,702

REAL ESTATE DEVELOPMENT–0.0%
CIFI Holdings Group Co., Ltd.	38,000	29,641
Instone Real Estate Group AG(c)	2,115	63,679

		93,320

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

REAL ESTATE MANAGEMENT & DEVELOPMENT–0.0%
FirstService Corp.	117	$20,067

REAL ESTATE OPERATING COMPANIES–0.3%
ADLER Group SA(c)	2,920	76,796
Aroundtown SA	12,810	99,946
CA Immobilien Anlagen AG	1,378	57,579
CTP NV(a)(c)	2,463	49,708
Fastighets AB Balder–Class B(a)	1,520	95,285
Hulic Co., Ltd.	3,800	42,689
LEG Immobilien SE	770	110,847
Shurgard Self Storage SA	770	37,202
Swire Properties Ltd.	16,000	47,659
TAG Immobilien AG	2,630	83,362
Wharf Real Estate Investment Co., Ltd.	6,000	34,878

		735,951

RESIDENTIAL REITS–0.5%
American Homes 4 Rent–Class A(b)	3,453	134,149
Bluerock Residential Growth REIT, Inc.	1,800	18,306
Comforia Residential REIT, Inc.	15	47,252
Daiwa Securities Living Investments Corp.	45	48,877
Equity Residential	310	23,870
Essex Property Trust, Inc.	622	186,606
Independence Realty Trust, Inc.	6,097	111,148
Invitation Homes, Inc.	3,580	133,498
Killam Apartment Real Estate Investment Trust	6,151	100,582
Minto Apartment Real Estate Investment Trust(c)	2,790	53,883
Sun Communities, Inc.	1,138	195,053
UDR, Inc.	3,110	152,328

		1,205,552

RETAIL REITS–0.4%
AEON REIT Investment Corp.	25	36,953
Brixmor Property Group, Inc.	6,284	143,841
CapitaLand Integrated Commercial Trust	52,980	82,485
Eurocommercial Properties NV	2,427	60,531
Link REIT	13,768	133,210
Mercialys SA	3,169	38,375
NETSTREIT Corp.	2,644	60,971
Retail Opportunity Investments Corp.	1,330	23,488
Simon Property Group, Inc.	2,049	267,353
SITE Centers Corp.	8,215	123,718
Company	Shares	U.S. $ Value

Vicinity Centres	81,346	$93,789

		1,064,714

SPECIALIZED REITS–0.4%
CubeSmart	3,086	142,944
Digital Realty Trust, Inc.	1,830	275,342
EPR Properties(a)	1,820	95,878
Equinix, Inc.	120	96,312
MGM Growth Properties LLC–Class A	2,660	97,409
National Storage Affiliates Trust	2,842	143,691
Public Storage	480	144,331
Safestore Holdings PLC	6,050	79,254

		1,075,161

		11,327,320

HEALTH CARE–4.4%
BIOTECHNOLOGY–0.5%
AbbVie, Inc.	875	98,560
Amgen, Inc.	100	24,375
Horizon Therapeutics PLC(a)	113	10,581
Regeneron Pharmaceuticals, Inc.(a)	850	474,759
Vertex Pharmaceuticals, Inc.(a)	3,545	714,779

		1,323,054

HEALTH CARE EQUIPMENT & SUPPLIES–1.2%
Abbott Laboratories	420	48,690
ABIOMED, Inc.(a)	45	14,045
Align Technology, Inc.(a)	66	40,326
Edwards Lifesciences Corp.(a)	7,483	775,014
Medtronic PLC	11,651	1,446,239
ResMed, Inc.	109	26,871
Sonova Holding AG	48	18,079
Zimmer Biomet Holdings, Inc.	3,995	642,476

		3,011,740

HEALTH CARE PROVIDERS & SERVICES–1.3%
AmerisourceBergen Corp.–Class A	681	77,968
Anthem, Inc.	2,261	863,250
Humana, Inc.	100	44,272
McKesson Corp.	142	27,156
Molina Healthcare, Inc.(a)	404	102,236
UnitedHealth Group, Inc.	5,475	2,192,409

		3,307,291

HEALTH CARE TECHNOLOGY–0.1%
Cerner Corp.	1,009	78,863
Veeva Systems, Inc.– Class A(a)	107	33,272

		112,135

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

LIFE SCIENCES TOOLS & SERVICES–0.1%
Bio-Rad Laboratories, Inc.–Class A(a)	124	$79,892
Mettler-Toledo International, Inc.(a)	65	90,047
Sartorius Stedim Biotech	117	55,375
Waters Corp.(a)	91	31,450

		256,764

PHARMACEUTICALS–1.2%
Eli Lilly & Co.	584	134,040
Johnson & Johnson	3,331	548,749
Merck & Co., Inc.	641	49,851
Novo Nordisk A/S–Class B	418	34,990
Pfizer, Inc.	1,632	63,909
Roche Holding AG (Sponsored ADR)	27,571	1,295,561
Sumitomo Dainippon Pharma Co., Ltd.	300	6,292
Takeda Pharmaceutical Co., Ltd.	2,000	67,121
Zoetis, Inc.	4,607	858,561

		3,059,074

		11,070,058

COMMUNICATION SERVICES–4.3%
DIVERSIFIED TELECOMMUNICATION SERVICES–0.6%
Comcast Corp.–Class A	26,300	1,499,626
Telenor ASA	1,727	29,126

		1,528,752

ENTERTAINMENT–0.4%
Electronic Arts, Inc.	5,577	802,140
Netflix, Inc.(a)	238	125,714
Nintendo Co., Ltd.	100	57,867

		985,721

INTERACTIVE MEDIA & SERVICES–2.9%
Alphabet, Inc.–Class A(a)	54	131,857
Alphabet, Inc.–Class C(a)	1,664	4,170,516
Facebook, Inc.–Class A(a)	8,305	2,887,732

		7,190,105

WIRELESS TELECOMMUNICATION SERVICES–0.4%
Softbank Corp.	1,800	23,535
T-Mobile US, Inc.(a)	6,434	931,836

		955,371

		10,659,949

FINANCIALS–3.7%
BANKS–2.0%
Banco Bilbao Vizcaya Argentaria SA(a)	4,110	25,494
Bank of America Corp.	40,250	1,659,508
Company	Shares	U.S. $ Value

BNP Paribas SA	431	$27,049
Citigroup, Inc.	12,645	894,634
Citizens Financial Group, Inc.	703	32,247
Commonwealth Bank of Australia	222	16,624
Danske Bank A/S	1,531	26,962
Fifth Third Bancorp	1,724	65,908
ING Groep NV	1,894	25,142
JPMorgan Chase & Co.	828	128,787
Mebuki Financial Group, Inc.	21,000	44,404
National Bank of Canada	598	44,753
PNC Financial Services Group, Inc. (The)	3,618	690,170
Societe Generale SA	3,208	94,897
SVB Financial Group(a)	175	97,375
Wells Fargo & Co.	27,902	1,263,682

		5,137,636

CAPITAL MARKETS–1.2%
CME Group, Inc.–Class A	2,857	607,627
EQT AB	425	15,438
Goldman Sachs Group, Inc. (The)	4,356	1,653,233
LPL Financial Holdings, Inc.	3,438	464,061
Moody’s Corp.	152	55,080
Raymond James Financial, Inc.	743	96,516

		2,891,955

CONSUMER FINANCE–0.0%
Ally Financial, Inc.	1,114	55,522
Capital One Financial Corp.	245	37,899

		93,421

DIVERSIFIED FINANCIAL SERVICES–0.1%
Industrivarden AB	596	23,180
Investor AB	1,119	25,794
Kinnevik AB(a)	1,722	68,956
M&G PLC	24,177	76,590

		194,520

INSURANCE–0.4%
Aviva PLC	2,165	12,154
CNP Assurances	4,769	81,280
iA Financial Corp., Inc.	766	41,705
Manulife Financial Corp.	1,020	20,077
MetLife, Inc.	1,474	88,219
Progressive Corp. (The)	5,445	534,754
Prudential Financial, Inc.	993	101,753

		879,942

		9,197,474

INDUSTRIALS–3.3%
AEROSPACE & DEFENSE–0.3%
Huntington Ingalls Industries, Inc.	18	3,794
L3Harris Technologies, Inc.	3,788	818,776

		822,570

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

AIR FREIGHT & LOGISTICS–0.0%
Kuehne & Nagel International AG	284	$97,202

AIRLINES–0.2%
Southwest Airlines Co.(a)	9,145	485,508

BUILDING PRODUCTS–0.1%
Carrier Global Corp.	1,332	64,735
Cie de Saint-Gobain	710	46,857
Masco Corp.	826	48,660
Owens Corning	244	23,888
Xinyi Glass Holdings Ltd.	10,000	40,744

		224,884

CONSTRUCTION & ENGINEERING–0.3%
AECOM(a)	11,197	708,994
Shimizu Corp.	6,700	51,489

		760,483

ELECTRICAL EQUIPMENT–0.7%
Acuity Brands, Inc.	521	97,443
Eaton Corp. PLC	6,175	915,011
Prysmian SpA	1,361	48,841
Regal Beloit Corp.	4,309	575,295
Rockwell Automation, Inc.	370	105,827

		1,742,417

MACHINERY–0.2%
CNH Industrial NV	2,057	34,121
Deere & Co.	203	71,600
Mitsubishi Heavy Industries Ltd.	600	17,713
Snap-on, Inc.	409	91,383
Techtronic Industries Co., Ltd.	5,500	95,848
Volvo AB–Class B	3,843	92,614

		403,279

MARINE–0.0%
AP Moller–Maersk A/S–Class B	3	8,637
Nippon Yusen KK	600	30,449

		39,086

PROFESSIONAL SERVICES–0.5%
Booz Allen Hamilton Holding Corp.	4,107	349,834
Robert Half International, Inc.	10,187	906,338

		1,256,172

ROAD & RAIL–0.7%
CSX Corp.	31,461	1,009,269
Knight-Swift Transportation Holdings, Inc.	14,267	648,578

		1,657,847

TRADING COMPANIES & DISTRIBUTORS–0.3%
United Rentals, Inc.(a)	1,753	559,224
Company	Shares	U.S. $ Value

WW Grainger, Inc.	221	$96,798

		656,022

		8,145,470

ENERGY–2.4%
ENERGY EQUIPMENT & SERVICES–0.1%
Baker Hughes Co.–Class A	893	20,423
Subsea 7 SA	11,870	113,923

		134,346

OIL, GAS & CONSUMABLE FUELS–2.3%
Aker BP ASA	5,368	171,095
BP PLC	121,953	534,811
Canadian Natural Resources Ltd.	671	24,359
Cheniere Energy, Inc.(a)	999	86,653
Chevron Corp.	11,194	1,172,460
ENEOS Holdings, Inc.	41,400	173,499
EOG Resources, Inc.	11,859	989,514
Exxon Mobil Corp.	3,783	238,632
Idemitsu Kosan Co., Ltd.	900	21,745
LUKOIL PJSC (Sponsored ADR)	1,350	124,200
OMV AG	1,616	92,221
Parkland Corp./Canada	1,016	32,834
PetroChina Co., Ltd.–Class H	548,000	268,361
Petroleo Brasileiro SA (Preference Shares)	34,800	205,912
Pioneer Natural Resources Co.	203	32,992
Repsol SA	17,792	223,513
Royal Dutch Shell PLC–Class A	1,579	31,656
Royal Dutch Shell PLC–Class B	56,449	1,095,833
TotalEnergies SE	8,219	372,335
Valero Energy Corp.	330	25,766

		5,918,391

		6,052,737

MATERIALS–2.0%
CHEMICALS–0.7%
CF Industries Holdings, Inc.	1,585	81,548
Corteva, Inc.	3,020	133,937
Covestro AG(c)	1,080	69,831
Daicel Corp.	2,600	21,393
Evonik Industries AG	2,148	72,116
Kuraray Co., Ltd.	1,800	17,296
LANXESS AG	507	34,795
Linde PLC	2,355	680,831
LyondellBasell Industries NV–Class A	5,321	547,371
Mitsubishi Chemical Holdings Corp.	3,600	30,290
Mitsui Chemicals, Inc.	1,300	44,938
Sika AG	68	22,279
Umicore SA	725	44,354

		1,800,979

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

CONSTRUCTION MATERIALS–0.1%
Breedon Group PLC(a)	28,900	$43,096
Buzzi Unicem SpA	2,280	60,571
Fletcher Building Ltd.	8,770	46,089
Grupo Cementos de Chihuahua SAB de CV	3,320	26,693

		176,449

CONTAINERS & PACKAGING–0.0%
Sealed Air Corp.	1,017	60,257
Smurfit Kappa Group PLC	469	25,506

		85,763

METALS & MINING–1.1%
Agnico Eagle Mines Ltd.	4,226	255,551
Alcoa Corp.(a)	3,460	127,466
Anglo American PLC	7,365	293,084
AngloGold Ashanti Ltd.	7,069	131,211
Antofagasta PLC	2,060	40,965
APERAM SA	2,450	125,822
ArcelorMittal SA	5,743	176,810
Barrick Gold Corp.	5,170	106,916
BHP Group Ltd.	756	27,504
Evraz PLC	11,134	91,346
First Quantum Minerals Ltd.	4,901	112,957
Fortescue Metals Group Ltd.	3,114	54,398
Glencore PLC(a)	88,873	381,451
Industrias Penoles SAB de CV(a)	1,909	26,430
Lundin Mining Corp.	6,005	54,159
MMC Norilsk Nickel PJSC (ADR)	2,130	72,250
Northern Star Resources Ltd.	4,630	34,003
Orocobre Ltd.(a)	5,420	26,239
OZ Minerals Ltd.	2,685	45,140
Regis Resources Ltd.	19,455	34,442
Rio Tinto PLC	3,936	325,064
St. Barbara Ltd.	23,750	30,385
Steel Dynamics, Inc.	125	7,450
Vale SA (Sponsored ADR)–Class B	12,586	287,087

		2,868,130

PAPER & FOREST PRODUCTS–0.1%
Suzano SA(a)	9,200	110,630

PAPER PRODUCTS–0.0%
Stora Enso Oyj–Class R	4,300	78,522

		5,120,473

CONSUMER STAPLES–1.6%
BEVERAGES–0.2%
Coca-Cola Co. (The)	9,683	523,947
Kirin Holdings Co., Ltd.	2,100	40,983

		564,930

Company	Shares	U.S. $ Value

FOOD & STAPLES RETAILING–0.6%
Costco Wholesale Corp.	1,203	$475,991
Kroger Co. (The)	2,459	94,204
Walmart, Inc.	7,258	1,023,523

		1,593,718

FOOD PRODUCTS–0.2%
Bunge Ltd.	1,123	87,763
Hershey Co. (The)	591	102,940
Kellogg Co.	727	46,768
Mowi ASA	5,160	131,371
Nestle SA	543	67,683
Tyson Foods, Inc.–Class A	490	36,143

		472,668

HOUSEHOLD PRODUCTS–0.5%
Procter & Gamble Co. (The)	9,033	1,218,823

TOBACCO–0.1%
Philip Morris International, Inc.	1,035	102,579

		3,952,718

UTILITIES–0.8%
ELECTRIC UTILITIES–0.8%
American Electric Power Co., Inc.	9,460	800,222
Enel SpA	20,518	190,671
NextEra Energy, Inc.	12,360	905,741
NRG Energy, Inc.	998	40,219

		1,936,853

GAS UTILITIES–0.0%
UGI Corp.	2,074	96,047

INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS–0.0%
EDP Renovaveis SA	3,550	82,252

		2,115,152

CONSUMER DURABLES & APPAREL–0.1%
HOMEBUILDING–0.1%
Persimmon PLC	1,350	55,301
PulteGroup, Inc.	1,250	68,213

		123,514

CONSUMER SERVICES–0.0%
HOTELS, RESORTS & CRUISE LINES–0.0%
Hilton Grand Vacations, Inc.(a)	1,250	51,737

LEISURE FACILITIES–0.0%
Planet Fitness, Inc.(a)	285	21,446

RESTAURANTS–0.0%
Dine Brands Global, Inc.(a)	290	25,883

		99,066

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

TRANSPORTATION–0.0%
HIGHWAYS & RAILTRACKS–0.0%
Transurban Group(a)	7,998	$85,299

TELECOMMUNICATION SERVICES–0.0%
INTEGRATED TELECOMMUNICATION SERVICES–0.0%
Infrastrutture Wireless Italiane SpA(c)	4,130	46,638

CAPITAL GOODS–0.0%
ELECTRICAL COMPONENTS & EQUIPMENT–0.0%
Vertiv Holdings Co.	1,190	32,487

SOFTWARE & SERVICES–0.0%
INTERNET SERVICES & INFRASTRUCTURE–0.0%
GDS Holdings Ltd. (ADR)(a)	350	27,472

Total Common Stocks (cost $64,854,558)		103,182,048

INVESTMENT COMPANIES–26.0%
FUNDS AND INVESTMENT TRUSTS–26.0%(f)(g)
AB Discovery Growth Fund, Inc.–Class Z(a)	200,740	3,296,145
AB Trust–AB Discovery Value Fund–Class Z	123,464	3,161,914
Bernstein Fund, Inc.–International Small Cap Portfolio–Class Z	623,585	8,387,219
Bernstein Fund, Inc.–International Strategic Equities Portfolio–Class Z	3,129,894	43,223,839
Bernstein Fund, Inc.–Small Cap Core Portfolio–Class Z	208,853	3,218,424
Sanford C. Bernstein Fund, Inc.–Emerging Markets Portfolio–Class Z	111,590	3,992,686

Total Investment Companies (cost $57,756,926)		65,280,227

	Principal Amount (000)
GOVERNMENTS– TREASURIES–14.1%
AUSTRALIA–0.9%
Australia Government Bond Series 145 2.75%, 06/21/2035(c)	AUD	802	673,389
Series 150 3.00%, 03/21/2047(c)		920	790,660
	Principal Amount (000)		U.S. $ Value

Series 160 1.00%, 12/21/2030(c)	AUD	320	$230,593
Series 161 0.25%, 11/21/2025(c)		350	257,784
Series 164 0.50%, 09/21/2026(c)		475	350,078

			2,302,504

AUSTRIA–0.2%
Republic of Austria Government Bond 0.50%, 02/20/2029(c)	EUR	449	560,773

BELGIUM–0.1%
Kingdom of Belgium Government Bond Series 76 1.90%, 06/22/2038(c)		180	262,378

CANADA–0.1%
Canadian Government Bond 0.25%, 03/01/2026	CAD	425	331,494

CHINA–0.8%
China Government Bond Series INBK 2.68%, 05/21/2030	CNY	3,670	545,980
3.27%, 11/19/2030		2,800	438,386
3.39%, 03/16/2050		7,870	1,149,629

			2,133,995

COLOMBIA–0.1%
Colombian TES Series B 5.75%, 11/03/2027	COP	1,050,100	267,531

FINLAND–0.1%
Finland Government Bond 0.50%, 09/15/2028(c)	EUR	115	144,052

GERMANY–0.8%
Bundesrepublik Deutschland Bundesanleihe Zero Coupon, 08/15/2030–08/15/2050(c)		1,239	1,473,685
Series 3 4.75%, 07/04/2034(c)		250	488,114

			1,961,799

ITALY–2.0%
Italy Buoni Poliennali Del Tesoro 0.25%, 03/15/2028(c)		1,310	1,537,551
0.50%, 07/15/2028(c)		955	1,135,664
0.95%, 09/15/2027(c)		1,715	2,112,037
1.50%, 04/30/2045(c)		172	198,175

			4,983,427

AB Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

JAPAN–2.9%
Japan Government Ten Year Bond Series 358 0.10%, 03/20/2030	JPY	205,850	$1,869,614
Series 359 0.10%, 06/20/2030		277,550	2,517,874
Series 360 0.10%, 09/20/2030		55,900	506,645
Japan Government Thirty Year Bond Series 62 0.50%, 03/20/2049		63,600	551,668
Series 65 0.40%, 12/20/2049		62,950	528,152
Series 68 0.60%, 09/20/2050		69,900	616,280
Japan Government Twenty Year Bond Series 169 0.30%, 06/20/2039		31,650	280,960
Series 171 0.30%, 12/20/2039		44,850	396,514

			7,267,707

MALAYSIA–0.1%
Malaysia Government Bond Series 0310 4.498%, 04/15/2030	MYR	1,088	285,442

MEXICO–0.5%
Mexican Bonos Series M 7.75%, 05/29/2031	MXN	22,192	1,175,548

SOUTH KOREA–0.7%
Korea Treasury Bond Series 2603 1.25%, 03/10/2026	KRW	2,024,830	1,756,590

SPAIN–0.5%
Spain Government Bond 1.20%, 10/31/2040(c)	EUR	865	1,041,500
4.20%, 01/31/2037(c)		114	201,983

			1,243,483

THAILAND–0.1%
Thailand Government Bond 2.00%, 12/17/2031	THB	7,680	243,576

UNITED KINGDOM–0.3%
United Kingdom Gilt 1.75%, 09/07/2037(c)	GBP	541	818,150

UNITED STATES–3.9%
U.S. Treasury Bonds 1.125%, 08/15/2040	U.S.$	2,315	1,993,432
1.875%, 02/15/2051		820	783,100
4.50%, 08/15/2039		200	281,969
	Principal Amount (000)		U.S. $ Value

U.S. Treasury Notes 0.25%, 05/31/2025	U.S.$	1,435	$1,411,457
0.50%, 02/28/2026		255	251,255
1.625%, 10/31/2026		2,905	3,010,306
2.125%, 05/31/2026		1,840	1,952,412

			9,683,931

Total Governments–Treasuries (cost $36,055,284)			35,422,380

CORPORATES–INVESTMENT GRADE–7.1%
FINANCIAL INSTITUTIONS–3.4%
BANKING–2.4%
ABN AMRO Bank NV 1.542%, 06/16/2027(c)		200	198,874
American Express Co. Series B 3.584% (LIBOR 3 Month + 3.43%), 08/15/2021(h)(i)		8	8,020
Series C 3.404% (LIBOR 3 Month + 3.29%), 09/15/2021(h)(i)		17	17,046
Australia & New Zealand Banking Group Ltd. 4.40%, 05/19/2026(c)		215	242,036
Bank of America Corp. 1.776%, 05/04/2027(c)	EUR	248	316,468
BNP Paribas SA 2.219%, 06/09/2026(c)	U.S.$	200	206,210
BPCE SA 4.625%, 07/11/2024(c)		200	219,736
CaixaBank SA 0.375%, 11/18/2026(c)	EUR	200	237,508
Capital One Financial Corp. Series E 3.935% (LIBOR 3 Month + 3.80%), 09/01/2021(h)(i)	U.S.$	53	53,118
Citigroup, Inc. 1.50%, 07/24/2026(c)	EUR	155	193,490
5.95%, 01/30/2023(i)	U.S.$	90	94,730
Credit Suisse Group AG 4.194%, 04/01/2031(c)		250	280,950
Danske Bank A/S 3.244%, 12/20/2025(c)		350	372,519

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

DNB Bank ASA 6.50%, 03/26/2022(c)(i)	U.S.$	210	$217,772
Fifth Third Bancorp Series L 4.50%, 09/30/2025(i)		41	44,498
Goldman Sachs Group, Inc. (The) 1.25%, 05/01/2025(c)	EUR	190	232,966
HSBC Holdings PLC 6.375%, 03/30/2025(i)	U.S.$	200	222,948
ING Groep NV 6.50%, 04/16/2025(i)		232	258,297
JPMorgan Chase & Co. 1.09%, 03/11/2027(c)	EUR	170	209,879
Series I 3.656% (LIBOR 3 Month + 3.47%), 07/30/2021(h)(i)	U.S.$	34	34,073
Series V 3.465% (LIBOR 3 Month + 3.32%), 10/01/2021(h)(i)		17	17,006
Series Z 3.976% (LIBOR 3 Month + 3.80%), 08/01/2021(h)(i)		31	31,085
Morgan Stanley 0.406%, 10/29/2027	EUR	160	190,390
Series G 1.375%, 10/27/2026		100	125,920
Series H 3.794% (LIBOR 3 Month + 3.61%), 10/15/2021(h)(i)	U.S.$	9	9,037
Natwest Group PLC 0.78%, 02/26/2030(c)	EUR	200	237,228
Series U 2.467% (LIBOR 3 Month + 2.32%), 09/30/2027(h)(i)	U.S.$	200	198,346
Nordea Bank Abp 6.125%, 09/23/2024(c)(i)		200	220,180
PNC Financial Services Group, Inc. (The) Series O 6.75%, 08/01/2021(i)		17	17,082
Societe Generale SA 4.25%, 04/14/2025(c)		205	222,718
Standard Chartered PLC 1.696% (LIBOR 3 Month + 1.51%), 01/30/2027(c)(h)(i)		200	192,664
Truist Financial Corp. Series Q 5.10%, 03/01/2030(i)		75	84,590
UBS Group AG 7.125%, 08/10/2021(c)(i)		230	231,203
	Principal Amount (000)		U.S. $ Value

UniCredit SpA 3.127%, 06/03/2032(c)	U.S.$	245	$246,252
Wells Fargo & Co. 1.375%, 10/26/2026(c)	EUR	215	269,432

			5,954,271

BROKERAGE–0.1%
Charles Schwab Corp. (The) Series I 4.00%, 06/01/2026(i)	U.S.$	201	209,623

FINANCE–0.4%
Air Lease Corp. 2.875%, 01/15/2026		46	48,381
3.25%, 03/01/2025		11	11,721
3.625%, 04/01/2027		14	15,072
4.625%, 10/01/2028		20	22,602
Aircastle Ltd. 2.85%, 01/26/2028(c)		79	79,464
4.25%, 06/15/2026		3	3,256
4.40%, 09/25/2023		67	71,748
5.25%, 08/11/2025(c)		72	80,869
Aviation Capital Group LLC 1.95%, 01/30/2026(c)		13	13,000
2.875%, 01/20/2022(c)		11	11,113
3.50%, 11/01/2027(c)		18	18,903
3.875%, 05/01/2023(c)		44	46,081
4.125%, 08/01/2025(c)		2	2,159
4.375%, 01/30/2024(c)		13	13,949
4.875%, 10/01/2025(c)		23	25,480
5.50%, 12/15/2024(c)		47	53,173
GE Capital European Funding Unlimited Co. 4.625%, 02/22/2027	EUR	100	147,039
GE Capital Funding LLC 4.40%, 05/15/2030	U.S.$	200	233,122
Synchrony Financial 3.95%, 12/01/2027		25	27,819

			924,951

INSURANCE–0.2%
Alleghany Corp. 3.625%, 05/15/2030		79	87,169
Centene Corp. 4.25%, 12/15/2027		28	29,538
4.625%, 12/15/2029		37	40,730
CNP Assurances 2.50%, 06/30/2051(c)	EUR	100	126,834
4.50%, 06/10/2047(c)		100	142,202
Voya Financial, Inc. 5.65%, 05/15/2053	U.S.$	153	163,803

			590,276

AB Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

REITS–0.3%
CyrusOne LP/CyrusOne Finance Corp. 1.45%, 01/22/2027	EUR	100	$120,911
Digital Euro Finco LLC 2.50%, 01/16/2026(c)		220	286,662
Essential Properties LP 2.95%, 07/15/2031	U.S.$	124	123,949
Host Hotels & Resorts LP Series D 3.75%, 10/15/2023		10	10,539
Vornado Realty LP 3.40%, 06/01/2031		105	108,270
WPC Eurobond BV 2.125%, 04/15/2027	EUR	148	189,923

			840,254

			8,519,375

INDUSTRIAL–3.3%
BASIC–0.2%
Alpek SAB de CV 3.25%, 02/25/2031(c)	U.S.$	200	201,475
Inversiones CMPC SA 3.85%, 01/13/2030(c)		200	213,225
Suzano Austria GmbH 3.75%, 01/15/2031		32	33,440

			448,140

CAPITAL GOODS–0.1%
Wabtec Transportation Netherlands BV 1.25%, 12/03/2027	EUR	199	238,050

COMMUNICATIONS– MEDIA–0.4%
Charter Communications Operating LLC/Charter Communications Operating Capital 4.80%, 03/01/2050	U.S.$	17	19,586
5.125%, 07/01/2049		28	33,446
5.375%, 05/01/2047		35	42,917
Discovery Communications LLC 4.65%, 05/15/2050		33	38,624
5.20%, 09/20/2047		100	124,565
5.30%, 05/15/2049		46	58,008
Fox Corp. 4.709%, 01/25/2029		215	252,608
Prosus NV 3.832%, 02/08/2051(c)		200	185,000
Weibo Corp. 3.375%, 07/08/2030		200	207,478

			962,232

COMMUNICATIONS– TELECOMMUNICATIONS–0.3%
AT&T, Inc. 3.50%, 09/15/2053(c)		250	250,730
Series B 2.875%, 03/02/2025(i)	EUR	100	120,789
	Principal Amount (000)		U.S. $ Value

British Telecommunications PLC 9.625%, 12/15/2030	U.S.$	77	$119,405
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC 4.738%, 03/20/2025(c)		188	200,857

			691,781

CONSUMER CYCLICAL– AUTOMOTIVE–0.1%
Harley-Davidson Financial Services, Inc. 0.90%, 11/19/2024(c)	EUR	100	121,211
3.35%, 06/08/2025(c)	U.S.$	50	53,487

			174,698

CONSUMER CYCLICAL– OTHER–0.2%
Las Vegas Sands Corp. 3.50%, 08/18/2026		89	94,614
3.90%, 08/08/2029		100	106,552
MDC Holdings, Inc. 6.00%, 01/15/2043		133	171,505

			372,671

CONSUMER CYCLICAL–RETAILERS–0.0%
Ross Stores, Inc. 4.70%, 04/15/2027		24	27,813

CONSUMER NON-CYCLICAL–0.4%
Altria Group, Inc. 3.125%, 06/15/2031	EUR	270	368,653
Anheuser-Busch InBev Worldwide, Inc. 5.55%, 01/23/2049	U.S.$	145	199,369
BAT Capital Corp. 4.906%, 04/02/2030		55	63,209
BAT Netherlands Finance BV 3.125%, 04/07/2028(c)	EUR	100	134,993
Imperial Brands Finance Netherlands BV 1.75%, 03/18/2033(c)		169	202,404

			968,628

ENERGY–0.9%
Boardwalk Pipelines LP 4.80%, 05/03/2029	U.S.$	125	144,966
BP Capital Markets PLC 3.625%, 03/22/2029(c)(i)	EUR	155	200,116
Cenovus Energy, Inc. 4.40%, 04/15/2029	U.S.$	157	177,848

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

Devon Energy Corp. 5.60%, 07/15/2041	U.S.$	171	$212,117
Enbridge Energy Partners LP 7.375%, 10/15/2045		130	205,176
Energy Transfer LP 6.25%, 04/15/2049		225	295,882
Eni SpA Series NC9 3.375%, 07/13/2029(c)(i)	EUR	155	195,236
ONEOK, Inc. 4.55%, 07/15/2028	U.S.$	104	118,585
5.20%, 07/15/2048		7	8,586
6.35%, 01/15/2031		116	150,028
Plains All American Pipeline LP/PAA Finance Corp. 3.55%, 12/15/2029		16	16,875
3.80%, 09/15/2030		42	44,979
4.50%, 12/15/2026		29	32,581
Suncor Energy, Inc. 6.50%, 06/15/2038		44	62,101
6.85%, 06/01/2039		94	137,244
TotalEnergies SE 2.625%, 02/26/2025(c)(i)	EUR	100	125,342
TransCanada PipeLines Ltd. 7.625%, 01/15/2039	U.S.$	134	208,094
Valero Energy Corp. 6.625%, 06/15/2037		32	43,833

			2,379,589

SERVICES–0.1%
Alibaba Group Holding Ltd. 2.125%, 02/09/2031		204	199,946
IHS Markit Ltd. 4.25%, 05/01/2029		36	41,622
4.75%, 08/01/2028		11	12,956

			254,524

TECHNOLOGY–0.4%
Baidu, Inc. 3.075%, 04/07/2025		205	217,011
Broadcom, Inc. 4.11%, 09/15/2028		149	167,510
5.00%, 04/15/2030		35	41,370
Fidelity National Information Services, Inc. 1.00%, 12/03/2028	EUR	165	201,301
Fiserv, Inc. 1.125%, 07/01/2027		200	247,680
Oracle Corp. 3.95%, 03/25/2051	U.S.$	140	152,978
VeriSign, Inc. 2.70%, 06/15/2031		68	69,010

			1,096,860

	Principal Amount (000)		U.S. $ Value

TRANSPORTATION– AIRLINES–0.0%
Delta Air Lines, Inc. 7.00%, 05/01/2025(c)	U.S.$	99	$115,519

TRANSPORTATION– SERVICES–0.2%
ENA Master Trust 4.00%, 05/19/2048(c)		200	201,288
FedEx Corp. 0.45%, 05/04/2029	EUR	120	141,759
Heathrow Funding Ltd. 6.75%, 12/03/2026(c)	GBP	135	236,029

			579,076

			8,309,581

UTILITY–0.4%
ELECTRIC–0.4%
E.ON International Finance BV 1.25%, 10/19/2027(c)	EUR	109	137,507
EDP Finance BV 0.375%, 09/16/2026(c)		170	203,636
Enel Finance International NV 2.65%, 09/10/2024(c)	U.S.$	308	323,585
Iberdrola International BV Series NC6 1.45%, 11/09/2026(c)(i)	EUR	100	119,669
NextEra Energy Capital Holdings, Inc. 1.90%, 06/15/2028	U.S.$	48	48,543
SSE PLC 1.375%, 09/04/2027(c)	EUR	160	202,408

			1,035,348

Total Corporates–Investment Grade (cost $17,134,051)			17,864,304

CORPORATES–NON-INVESTMENT GRADE–2.1%
INDUSTRIAL–1.7%
BASIC–0.3%
Axalta Coating Systems LLC 3.375%, 02/15/2029(c)	U.S.$	150	146,625
INEOS Quattro Finance 2 PLC 2.50%, 01/15/2026(c)	EUR	100	119,650
Ingevity Corp. 3.875%, 11/01/2028(c)	U.S.$	88	87,815
SPCM SA 4.875%, 09/15/2025(c)		200	204,720

AB Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

WEPA Hygieneprodukte GmbH 2.875%, 12/15/2027(c)	EUR	120	$140,536

			699,346

CAPITAL GOODS–0.2%
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC 2.00%, 09/01/2028(c)		135	160,473
TransDigm, Inc. 6.25%, 03/15/2026(c)	U.S.$	110	116,029
Vertical Midco GmbH 4.375%, 07/15/2027(c)	EUR	140	173,532

			450,034

COMMUNICATIONS– MEDIA–0.2%
Cable One, Inc. 4.00%, 11/15/2030(c)	U.S.$	53	53,228
CCO Holdings LLC/CCO Holdings Capital Corp. 4.50%, 08/15/2030– 06/01/2033(c)		112	114,973
CSC Holdings LLC 6.75%, 11/15/2021		45	45,900
Netflix, Inc. 3.625%, 05/15/2027	EUR	147	200,437

			414,538

COMMUNICATIONS– TELECOMMUNICATIONS–0.2%
Lumen Technologies, Inc. 4.50%, 01/15/2029(c)	U.S.$	103	100,309
T-Mobile USA, Inc. 2.625%, 04/15/2026		73	74,643
2.875%, 02/15/2031		48	47,603
3.375%, 04/15/2029		78	80,656
Telecom Italia SpA/Milano 1.625%, 01/18/2029(c)	EUR	140	163,251

			466,462

CONSUMER CYCLICAL– AUTOMOTIVE–0.1%
Allison Transmission, Inc. 3.75%, 01/30/2031(c)	U.S.$	105	103,030
Clarios Global LP/Clarios US Finance Co. 4.375%, 05/15/2026(c)	EUR	120	147,337
Ford Motor Co. 8.50%, 04/21/2023	U.S.$	108	120,523

			370,890

	Principal Amount (000)		U.S. $ Value

CONSUMER CYCLICAL– ENTERTAINMENT–0.1%
Carnival PLC 1.00%, 10/28/2029	EUR	200	$194,499

CONSUMER CYCLICAL–RESTAURANTS–0.0%
1011778 BC ULC/New Red Finance, Inc. 3.50%, 02/15/2029(c)	U.S.$	116	114,658

CONSUMER CYCLICAL– RETAILERS–0.0%
Levi Strauss & Co. 3.50%, 03/01/2031(c)		55	54,816

CONSUMER NON-CYCLICAL–0.4%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC 3.50%, 02/15/2023(c)		61	62,696
Avantor Funding, Inc. 2.625%, 11/01/2025(c)	EUR	102	123,837
Cheplapharm Arzneimittel GmbH 3.50%, 02/11/2027(c)		120	143,872
Grifols SA 1.625%, 02/15/2025(c)		100	119,627
IQVIA, Inc. 1.75%, 03/15/2026(c)		170	203,603
Newell Brands, Inc. 4.70%, 04/01/2026	U.S.$	81	90,309
4.875%, 06/01/2025		20	22,160
Paysafe Finance PLC/Paysafe Holdings US Corp. 3.00%, 06/15/2029(c)	EUR	135	157,667
Tenet Healthcare Corp. 4.625%, 07/15/2024	U.S.$	102	103,494

			1,027,265

OTHER INDUSTRIAL–0.0%
H&E Equipment Services, Inc. 3.875%, 12/15/2028(c)		118	116,006

SERVICES–0.1%
Square, Inc. 2.75%, 06/01/2026(c)		155	157,697

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

TECHNOLOGY–0.0%
Dell International LLC/EMC Corp. 7.125%, 06/15/2024(c)	U.S.$	14	$14,359

TRANSPORTATION–SERVICES–0.1%
Chicago Parking Meters LLC 4.93%, 12/30/2025(e)		200	220,360

			4,300,930

FINANCIAL INSTITUTIONS–0.4%
BANKING–0.3%
Banco Bilbao Vizcaya Argentaria SA Series 9 6.50%, 03/05/2025(i)		200	218,072
Banco Santander SA 6.75%, 04/25/2022(c)(i)	EUR	200	247,264
Credit Suisse Group AG 7.50%, 12/11/2023(c)(i)	U.S.$	200	221,984
Discover Financial Services Series D 6.125%, 06/23/2025(i)		117	131,306

			818,626

FINANCE–0.1%
SLM Corp. 4.20%, 10/29/2025		96	103,179

REITS–0.0%
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc. 4.625%, 06/15/2025(c)		58	61,946

			983,751

Total Corporates–Non-Investment Grade (cost $5,169,710)			5,284,681

QUASI-SOVEREIGNS–1.6%
QUASI-SOVEREIGN BONDS–1.6%
CHINA–1.3%
China Development Bank Series 1805 4.88%, 02/09/2028	CNY	14,390	2,410,749
Series 1910 3.65%, 05/21/2029		2,040	318,335
Series 2004 3.43%, 01/14/2027		1,780	276,092
	Principal Amount (000)		U.S. $ Value

Series 2009 3.39%, 07/10/2027	CNY	1,140	176,354

			3,181,530

INDONESIA–0.1%
Indonesia Asahan Aluminium Persero PT 4.75%, 05/15/2025(c)	U.S.$	200	219,736

MEXICO–0.1%
Comision Federal de Electricidad 3.348%, 02/09/2031(c)		200	198,188
Petroleos Mexicanos 5.95%, 01/28/2031		39	37,742
7.69%, 01/23/2050		120	115,050

			350,980

UNITED ARAB EMIRATES–0.1%
DP World Crescent Ltd. 3.875%, 07/18/2029(c)		200	216,750

Total Quasi-Sovereigns (cost $3,689,467)			3,968,996

COLLATERALIZED MORTGAGE OBLIGATIONS–1.4%
RISK SHARE FLOATING RATE–1.0%
Bellemeade Re Ltd. Series 2019-1A, Class M1B 1.842% (LIBOR 1 Month + 1.75%), 03/25/2029(c)(h)		220	220,000
Series 2019-2A, Class M2 3.192% (LIBOR 1 Month + 3.10%), 04/25/2029(c)(h)		150	152,007
Connecticut Avenue Securities Trust Series 2019-R02, Class 1M2 2.392% (LIBOR 1 Month + 2.30%), 08/25/2031(c)(h)		33	32,864
Series 2019-R03, Class 1M2 2.242% (LIBOR 1 Month + 2.15%), 09/25/2031(c)(h)		23	22,913

AB Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

Series 2019-R04, Class 2M2 2.192% (LIBOR 1 Month + 2.10%), 06/25/2039(c)(h)	U.S.$	35	$34,786
Series 2019-R05, Class 1M2 2.092% (LIBOR 1 Month + 2.00%), 07/25/2039(c)(h)		20	20,178
Series 2019-R06, Class 2M2 2.192% (LIBOR 1 Month + 2.10%), 09/25/2039(c)(h)		46	46,008
Series 2019-R07, Class 1M2 2.192% (LIBOR 1 Month + 2.10%), 10/25/2039(c)(h)		31	31,266
Eagle RE Ltd. Series 2018-1, Class M1 1.792% (LIBOR 1 Month + 1.70%), 11/25/2028(c)(h)		56	55,817
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2014-DN3, Class M3 4.092% (LIBOR 1 Month + 4.00%), 08/25/2024(h)		92	93,878
Series 2014-HQ3, Class M3 4.842% (LIBOR 1 Month + 4.75%), 10/25/2024(h)		28	28,598
Series 2019-DNA3, Class M2 2.142% (LIBOR 1 Month + 2.05%), 07/25/2049(c)(h)		20	20,625
Series 2019-HQA1, Class M2 2.442% (LIBOR 1 Month + 2.35%), 02/25/2049(c)(h)		46	46,077
Federal National Mortgage Association Connecticut Avenue Securities Series 2015-C01, Class 1M2 4.392% (LIBOR 1 Month + 4.30%), 02/25/2025(h)		36	37,239
	Principal Amount (000)		U.S. $ Value

Series 2015-C02, Class 1M2 4.092% (LIBOR 1 Month + 4.00%), 05/25/2025(h)	U.S.$	53	$53,737
Series 2015-C02, Class 2M2 4.092% (LIBOR 1 Month + 4.00%), 05/25/2025(h)		19	18,935
Series 2015-C03, Class 1M2 5.092% (LIBOR 1 Month + 5.00%), 07/25/2025(h)		25	25,653
Series 2015-C03, Class 2M2 5.092% (LIBOR 1 Month + 5.00%), 07/25/2025(h)		29	29,487
Series 2015-C04, Class 1M2 5.792% (LIBOR 1 Month + 5.70%), 04/25/2028(h)		34	35,592
Series 2015-C04, Class 2M2 5.642% (LIBOR 1 Month + 5.55%), 04/25/2028(h)		118	125,098
Series 2016-C01, Class 1M2 6.842% (LIBOR 1 Month + 6.75%), 08/25/2028(h)		39	42,031
Series 2016-C02, Class 1M2 6.092% (LIBOR 1 Month + 6.00%), 09/25/2028(h)		73	76,867
Series 2016-C05, Class 2M2 4.542% (LIBOR 1 Month + 4.45%), 01/25/2029(h)		137	143,394
Series 2016-C06, Class 1M2 4.342% (LIBOR 1 Month + 4.25%), 04/25/2029(h)		86	89,915
Series 2017-C01, Class 1M2 3.642% (LIBOR 1 Month + 3.55%), 07/25/2029(h)		57	59,493
Series 2017-C02, Class 2M2 3.742% (LIBOR 1 Month + 3.65%), 09/25/2029(h)		122	126,690

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

Series 2017-C05, Class 1M2 2.292% (LIBOR 1 Month + 2.20%), 01/25/2030(h)	U.S.$	107	$108,923
JPMorgan Madison Avenue Securities Trust Series 2014-CH1, Class M2 4.342% (LIBOR 1 Month + 4.25%), 11/25/2024 (h)(j)		11	11,163
PMT Credit Risk Transfer Trust Series 2019-1R, Class A 2.096% (LIBOR 1 Month + 2.00%), 03/27/2024(c)(h)		62	61,459
Series 2019-2R, Class A 2.846% (LIBOR 1 Month + 2.75%), 05/27/2023(c)(h)		106	104,552
Radnor Re Ltd. Series 2019-1, Class M1B 2.042% (LIBOR 1 Month + 1.95%), 02/25/2029(c)(h)		140	140,855
STACR Trust Series 2018-DNA3, Class M2 2.192% (LIBOR 1 Month + 2.10%), 09/25/2048(c)(h)		174	176,288
Triangle Re Ltd. Series 2021-1, Class M1B 3.092% (LIBOR 1 Month + 3.00%), 08/25/2033(c)(h)		149	150,422
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M2 5.342% (LIBOR 1 Month + 5.25%), 11/25/2025(h)(j)		58	56,074
Series 2015-WF1, Class 2M2 5.592% (LIBOR 1 Month + 5.50%), 11/25/2025(h)(j)		16	15,509

			2,494,393

	Principal Amount (000)		U.S. $ Value

AGENCY FLOATING RATE–0.2%
Federal Home Loan Mortgage Corp. REMICs Series 4416, Class BS 6.027% (6.10%–LIBOR 1 Month), 12/15/2044(h)(k)	U.S.$	351	$74,819
Series 4693, Class SL 6.077% (6.15%–LIBOR 1 Month), 06/15/2047(h)(k)		367	88,397
Series 4719, Class JS 6.077% (6.15%–LIBOR 1 Month), 09/15/2047(h)(k)		243	46,538
Federal National Mortgage Association REMICs Series 2011-131, Class ST 6.449% (6.54%–LIBOR 1 Month), 12/25/2041(h)(k)		184	38,976
Series 2016-106, Class ES 5.909% (6.00%–LIBOR 1 Month), 01/25/2047(h)(k)		340	67,878
Series 2017-81, Class SA 6. 109% (6.20%–LIBOR 1 Month), 10/25/2047(h)(k)		376	88,989
Series 2017-97, Class LS 6.109% (6.20%–LIBOR 1 Month), 12/25/2047(h)(k)		314	79,239
Government National Mortgage Association Series 2017-65, Class ST 6.057% (6.15%–LIBOR 1 Month), 04/20/2047(h)(k)		342	75,045
Series 2017-134, Class SE 6.107% (6.20%–LIBOR 1 Month), 09/20/2047(h)(k)		213	41,842

			601,723

AB Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

NON-AGENCY FIXED RATE–0.1%
Alternative Loan Trust Series 2005-20CB, Class 3A6 5.50%, 07/25/2035	U.S.$	16	$14,407
Series 2006-24CB, Class A16 5.75%, 08/25/2036		84	65,317
Series 2006-28CB, Class A14 6.25%, 10/25/2036		62	46,006
Series 2006-J1, Class 1A13 5.50%, 02/25/2036		38	34,619
Chase Mortgage Finance Trust Series 2007-S5, Class 1A17 6.00%, 07/25/2037		28	19,007
Countrywide Home Loan Mortgage Pass-Through Trust Series 2006-10, Class 1A8 6.00%, 05/25/2036		37	26,264
Series 2006-13, Class 1A19 6.25%, 09/25/2036		19	12,778
First Horizon Alternative Mortgage Securities Trust Series 2006-FA3, Class A9 6.00%, 07/25/2036		74	49,679

			268,077

NON-AGENCY FLOATING RATE–0.1%
Deutsche Alt-A Securities Mortgage Loan Trust Series 2006-AR4, Class A2 0.472% (LIBOR 1 Month + 0.38%), 12/25/2036(h)		200	94,766
HomeBanc Mortgage Trust Series 2005-1, Class A1 0.592% (LIBOR 1 Month + 0.50%), 03/25/2035(h)		47	42,919

			137,685

Total Collateralized Mortgage Obligations (cost $3,520,622)			3,501,878

	Principal Amount (000)		U.S. $ Value

INFLATION-LINKED SECURITIES–1.3%
FRANCE–0.7%
French Republic Government Bond OAT Series OATE 0.10%, 03/01/2026(c)	EUR	1,258	$1,623,095

GERMANY–0.6%
Deutsche Bundesrepublik Inflation Linked Bond 0.10%, 04/15/2026(c)		1,250	1,621,970

Total Inflation-Linked Securities (cost $3,276,536)			3,245,065

MORTGAGE PASS-THROUGHS–1.2%
AGENCY FIXED RATE 30-YEAR–1.2%
Federal Home Loan Mortgage Corp. Series 2019 3.50%, 09/01/2049-10/01/2049	U.S.$	434	463,540
Series 2020 2.50%, 07/01/2050		132	138,128
Federal Home Loan Mortgage Corp. Gold Series 2019 4.50%, 02/01/2049		138	151,833
Federal National Mortgage Association Series 2012 3.50%, 11/01/2042		258	279,155
Series 2013 3.50%, 04/01/2043		167	181,139
Series 2018 3.50%, 02/01/2048		118	123,889
4.50%, 09/01/2048		275	299,406
Series 2019 3.50%, 11/01/2049		133	142,140
Series 2020 2.50%, 07/01/2050		742	779,049
Uniform Mortgage-Backed Security Series 2021 2.50%, 07/01/2051, TBA		400	413,937

Total Mortgage Pass-Throughs (cost $2,936,103)			2,972,216

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

COLLATERALIZED LOAN OBLIGATIONS–0.8%
CLO–FLOATING RATE–0.8%
AGL CLO 12 Ltd. Series 2021-12A, Class A1 1.29% (LIBOR 3 Month + 1.16%), 07/20/2034(c)(h)	U.S.$	250	$250,112
Ballyrock CLO 16 Ltd. Series 2021-16A, Class A1 1.265% (LIBOR 3 Month + 1.13%), 07/20/2034(c)(h)		250	250,101
ICG US CLO Ltd. Series 2015-1A, Class A1R 1.33% (LIBOR 3 Month + 1.14%), 10/19/2028(c)(h)		286	285,760
Neuberger Berman Loan Advisers CLO 42 Ltd. Series 2021-42A, Class B 1.741% (LIBOR 3 Month + 1.60%), 07/16/2035(c)(h)		250	250,000
Neuberger Berman Loan Advisers CLO 43 Ltd. Series 2021-43A, Class A Zero Coupon (LIBOR 3 Month + 1.13%), 07/17/2035(c)(h)		250	250,000
Octagon Loan Funding Ltd. Series 2014-1A, Class ARR 1.335% (LIBOR 3 Month + 1.18%), 11/18/2031(c)(h)		320	320,056
Pikes Peak CLO 8 Series 2021-8A, Class B 1.87% (LIBOR 3 Month + 1.75%), 07/20/2034(c)(d)(h)		250	250,000
TIAA CLO IV Ltd. Series 2018-1A, Class A1A 1.418% (LIBOR 3 Month + 1.23%), 01/20/2032(c)(h)		250	250,012

Total Collateralized Loan Obligations (cost $2,105,752)			2,106,041

	Principal Amount (000)		U.S. $ Value

COMMERCIAL MORTGAGE-BACKED SECURITIES–0.8%
NON-AGENCY FLOATING RATE CMBS–0.6%
Ashford Hospitality Trust Series 2018-KEYS, Class A 1.073% (LIBOR 1 Month + 1.00%), 06/15/2035(c)(h)	U.S.$	200	$200,157
BAMLL Commercial Mortgage Securities Trust Series 2017-SCH, Class AF 1.073% (LIBOR 1 Month + 1.00%), 11/15/2033(c)(h)		375	366,897
BHMS Series 2018-ATLS, Class A 1.323% (LIBOR 1 Month + 1.25%), 07/15/2035(c)(h)		158	158,142
BX Trust Series 2018-EXCL, Class A 1.161% (LIBOR 1 Month + 1.09%), 09/15/2037(c)(h)		149	147,436
DBWF Mortgage Trust Series 2018-GLKS, Class A 1.123% (LIBOR 1 Month + 1.03%), 12/19/2030(c)(h)		166	165,849
Invitation Homes Trust Series 2018-SFR4, Class A 1.182% (LIBOR 1 Month + 1.10%), 01/17/2038(c)(h)		209	209,786
Morgan Stanley Capital I Trust Series 2015-XLF2, Class SNMA 2.023% (LIBOR 1 Month + 1.95%), 11/15/2026 (h)(j)		80	73,509
Starwood Retail Property Trust Series 2014-STAR, Class A 1.543% (LIBOR 1 Month + 1.47%), 11/15/2027(c)(h)		176	131,364

			1,453,140

AB Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

NON-AGENCY FIXED RATE CMBS–0.2%
GS Mortgage Securities Trust Series 2013-G1, Class A2 3.557%, 04/10/2031(c)	U.S.$	276	$275,631
JPMorgan Chase Commercial Mortgage Securities Trust Series 2012-C6, Class E 5.313%, 05/15/2045(c)		119	83,873
LSTAR Commercial Mortgage Trust Series 2016-4, Class A2 2.579%, 03/10/2049(c)		140	141,732
Wells Fargo Commercial Mortgage Trust Series 2015-SG1, Class C 4.611%, 09/15/2048		73	67,687

			568,923

Total Commercial Mortgage-Backed Securities (cost $2,118,353)			2,022,063

EMERGING MARKETS–CORPORATE BONDS–0.4%
INDUSTRIAL–0.4%
BASIC–0.0%
Volcan Cia Minera SAA 4.375%, 02/11/2026(c)		24	23,640

CAPITAL GOODS–0.1%
Embraer Netherlands Finance BV 6.95%, 01/17/2028(c)		200	228,250

COMMUNICATIONS– MEDIA–0.1%
Globo Comunicacao e Participacoes SA 4.875%, 01/22/2030(c)		200	206,350

CONSUMER NON- CYCLICAL–0.1%
BRF GmbH 4.35%, 09/29/2026(c)		200	210,412

ENERGY–0.0%
Leviathan Bond Ltd. 6.125%, 06/30/2025(c)		46	50,589

	Principal Amount (000)		U.S. $ Value

TRANSPORTATION– SERVICES–0.1%
InPost SA 2.25%, 07/15/2027(c)	EUR	135	$161,146

			880,387

UTILITY–0.0%
ELECTRIC–0.0%
Terraform Global Operating LLC 6.125%, 03/01/2026(j)	U.S.$	14	14,422

Total Emerging Markets–Corporate Bonds (cost $876,998)			894,809

EMERGING MARKETS– SOVEREIGNS–0.3%
BAHRAIN–0.1%
Bahrain Government International Bond 5.25%, 01/25/2033(c)		200	194,750

EGYPT–0.1%
Egypt Government International Bond 5.875%, 02/16/2031(b)(c)		200	193,438

IVORY COAST–0.0%
Ivory Coast Government International Bond 5.875%, 10/17/2031(c)	EUR	100	127,527

OMAN–0.1%
Oman Government International Bond 4.875%, 02/01/2025(c)	U.S.$	200	209,475

Total Emerging Markets–Sovereigns (cost $706,137)			725,190

LOCAL GOVERNMENTS–PROVINCIAL BONDS–0.3%
Province of Quebec Canada 2.75%, 09/01/2027	CAD	465	403,397
Province of Ontario Canada 2.60%, 06/02/2027		235	201,483

Total Local Governments–Provincial Bonds (cost $606,326)			604,880

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

GOVERNMENTS–SOVEREIGN BONDS–0.2%
INDONESIA–0.1%
Indonesia Government International Bond 3.375%, 07/30/2025(c)	EUR	180	$238,754

MEXICO–0.1%
Mexico Government International Bond 4.75%, 04/27/2032	U.S.$	280	320,565

Total Governments–Sovereign Bonds (cost $563,631)			559,319

GOVERNMENTS–SOVEREIGN AGENCIES–0.1%
CANADA–0.1%
Canada Housing Trust No. 1 1.80%, 12/15/2024(c)	CAD	200	166,380
1.95%, 12/15/2025(c)		195	162,904

Total Governments–Sovereign Agencies (cost $324,068)			329,284

ASSET-BACKED SECURITIES–0.0%
AUTOS–FIXED RATE–0.0%
Flagship Credit Auto Trust Series 2016-4, Class D 3.89%, 11/15/2022(c) (cost $71,086)	U.S.$	71	71,533

	Shares		U.S. $ Value

SHORT-TERM INVESTMENTS–1.1%
INVESTMENT COMPANIES–1.1%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 0.01%(f)(g)(l) (cost $2,610,465)		2,610,465	$2,610,465

Total Investments Before Security Lending Collateral for Securities Loaned–99.9% (cost $204,376,073)			250,645,379

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED–0.0%
INVESTMENT COMPANIES–0.0%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 0.01%(f)(g)(l) (cost $95,175)		95,175	95,175

TOTAL INVESTMENTS–99.9% (cost $204,471,248)			250,740,554
Other assets less liabilities–0.1%			209,456

NET ASSETS–100.0%			$250,950,010

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Euro-Bund Futures	13	September 2021	$2,660,740	$376
Euro-Schatz Futures	3	September 2021	398,910	(75)
U.S. T-Note 2 Yr (CBT) Futures	19	September 2021	4,186,086	(23)

Sold Contracts
10 Yr Canadian Bond Futures	8	September 2021	939,142	(10,951)
Euro-BOBL Futures	37	September 2021	5,885,530	4,331
U.S. 10 Yr Ultra Futures	3	September 2021	441,609	(7,738)

				$(14,080)

AB Variable Products Series Fund

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Australia and New Zealand Banking Group Ltd.	AUD	3,000	USD	2,325	08/25/2021	$74,411
Bank of America, NA	BRL	6,134	USD	1,211	07/02/2021	(22,623)
Bank of America, NA	EUR	1,641	USD	1,997	08/03/2021	50,041
Bank of America, NA	USD	1,226	BRL	6,134	07/02/2021	7,002
Barclays Bank PLC	IDR	5,791,289	USD	392	07/15/2021	(5,794)
BNP Paribas SA	BRL	6,134	USD	1,234	08/03/2021	4,505
BNP Paribas SA	BRL	6,134	USD	1,226	07/02/2021	(7,002)
BNP Paribas SA	ZAR	5,590	USD	392	09/16/2021	3,783
BNP Paribas SA	USD	759	AUD	1,006	08/25/2021	(4,380)
BNP Paribas SA	USD	1,237	BRL	6,134	07/02/2021	(4,180)
Citibank, NA	IDR	5,735,317	USD	403	07/15/2021	9,561
Citibank, NA	COP	1,149,249	USD	306	07/15/2021	(114)
Citibank, NA	KRW	908,134	USD	812	07/22/2021	8,165
Citibank, NA	KRW	452,332	USD	399	07/22/2021	(1,574)
Citibank, NA	MXN	39,989	USD	1,972	08/27/2021	(20,405)
Citibank, NA	INR	30,839	USD	416	07/15/2021	2,232
Citibank, NA	CNY	26,011	USD	3,994	09/16/2021	(5,586)
Citibank, NA	THB	7,810	USD	248	07/15/2021	4,181
Citibank, NA	CAD	1,894	USD	1,513	07/16/2021	(14,850)
Citibank, NA	GBP	593	USD	827	08/26/2021	6,324
Citibank, NA	USD	384	CLP	274,095	07/15/2021	(10,563)
Citibank, NA	USD	804	IDR	11,495,117	07/15/2021	(15,406)
Credit Suisse International	CHF	717	USD	796	08/05/2021	21,145
Goldman Sachs Bank USA	USD	1,191	CHF	1,090	08/05/2021	(11,693)
HSBC Bank USA	EUR	17,488	USD	21,453	08/03/2021	702,824
JPMorgan Chase Bank, NA	MXN	15,908	USD	800	08/27/2021	7,161
JPMorgan Chase Bank, NA	SEK	6,927	USD	809	07/15/2021	(219)
JPMorgan Chase Bank, NA	ZAR	5,590	USD	391	09/16/2021	3,390
JPMorgan Chase Bank, NA	USD	810	NOK	6,740	07/15/2021	(27,051)
JPMorgan Chase Bank, NA	USD	780	MXN	16,043	08/27/2021	19,482
JPMorgan Chase Bank, NA	USD	815	RUB	60,601	07/28/2021	9,819
JPMorgan Chase Bank, NA	USD	755	JPY	83,176	08/19/2021	(5,658)
Morgan Stanley Capital Services, Inc.	JPY	1,036,683	USD	9,526	08/19/2021	190,900
Morgan Stanley Capital Services, Inc.	CLP	840,784	USD	1,183	07/15/2021	38,624
Morgan Stanley Capital Services, Inc.	MYR	1,237	USD	299	09/23/2021	1,851
Morgan Stanley Capital Services, Inc.	USD	789	EUR	647	08/03/2021	(21,178)
Morgan Stanley Capital Services, Inc.	USD	803	INR	60,973	07/15/2021	15,709
Morgan Stanley Capital Services, Inc.	USD	808	INR	59,999	07/15/2021	(2,055)
Morgan Stanley Capital Services, Inc.	USD	1,587	JPY	174,863	08/19/2021	(12,190)
Morgan Stanley Capital Services, Inc.	USD	392	CLP	287,857	07/15/2021	(92)
Standard Chartered Bank	KRW	1,990,813	USD	1,753	07/22/2021	(8,321)
Standard Chartered Bank	INR	29,823	USD	403	07/15/2021	2,834
Standard Chartered Bank	USD	1,213	KRW	1,361,106	07/22/2021	(8,809)
State Street Bank & Trust Co.	JPY	53,472	USD	485	08/19/2021	3,251
State Street Bank & Trust Co.	SEK	2,078	USD	246	07/15/2021	3,323
State Street Bank & Trust Co.	MXN	632	USD	31	08/27/2021	(267)
State Street Bank & Trust Co.	DKK	559	USD	90	07/15/2021	723

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
State Street Bank & Trust Co.	CHF	372	USD	409	08/05/2021	$6,153
State Street Bank & Trust Co.	GBP	359	USD	505	08/26/2021	8,338
State Street Bank & Trust Co.	EUR	1,417	USD	1,715	08/03/2021	33,701
State Street Bank & Trust Co.	CAD	102	USD	82	07/16/2021	(767)
State Street Bank & Trust Co.	NZD	49	USD	35	07/29/2021	1,216
State Street Bank & Trust Co.	USD	30	CAD	37	07/16/2021	(138)
State Street Bank & Trust Co.	USD	1,081	EUR	894	08/03/2021	(19,525)
State Street Bank & Trust Co.	USD	168	GBP	119	08/26/2021	(2,881)
State Street Bank & Trust Co.	USD	69	CAD	86	07/16/2021	542
State Street Bank & Trust Co.	USD	173	CHF	157	08/05/2021	(3,488)
State Street Bank & Trust Co.	USD	12	HKD	96	08/19/2021	1
State Street Bank & Trust Co.	USD	98	SGD	131	08/19/2021	(903)
State Street Bank & Trust Co.	USD	108	AUD	140	08/25/2021	(3,349)
State Street Bank & Trust Co.	USD	150	SEK	1,274	07/15/2021	(1,530)
State Street Bank & Trust Co.	USD	205	GBP	148	08/26/2021	110
State Street Bank & Trust Co.	USD	20	NOK	169	07/15/2021	(225)
State Street Bank & Trust Co.	USD	96	JPY	10,499	08/19/2021	(994)
UBS AG	RUB	30,922	USD	428	07/28/2021	7,424
UBS AG	USD	388	CLP	278,638	07/15/2021	(9,202)

						$995,714

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)		Unrealized Appreciation/ (Depreciation)
CAD	3,780	05/22/2024	3 Month CDOR	1.980%	Semi-Annual	$84,893	$1		$84,892
EUR	540	09/30/2050	0.122%	6 Month EURIBOR	Annual/ Semi-Annual	63,369	–0	–	63,369
EUR	540	09/30/2050	6 Month EURIBOR	(0.017)%	Semi-Annual/ Annual	(88,886)	–0	–	(88,886)
EUR	550	11/10/2050	0.022%	6 Month EURIBOR	Annual/ Semi-Annual	84,034	–0	–	84,034
EUR	550	11/10/2050	6 Month EURIBOR	(0.043)%	Semi-Annual/ Annual	(94,485)	6,486		(100,971)

						$48,925	$6,487		$42,438

AB Variable Products Series Fund

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at June 30, 2021	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Deutsche Bank AG
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	10.00%	USD	8	$(2,113)	$(905)	$(1,208)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	9	(2,377)	(499)	(1,878)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	52	(13,732)	(5,737)	(7,995)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	53	(13,997)	(5,850)	(8,147)
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	4	(1,056)	(346)	(710)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	8	(2,112)	(762)	(1,350)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	8	(2,113)	(705)	(1,408)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	58	(15,312)	(9,148)	(6,164)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	53	(13,997)	(5,449)	(8,548)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	82	(21,648)	(13,119)	(8,529)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	75	(19,800)	(11,125)	(8,675)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	78	(20,598)	(10,243)	(10,355)

						$ (128,855)	$ (63,888)	$ (64,967)

*	Termination date

INFLATION (CPI) SWAPS (see Note D)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund		Payment Frequency Paid Received	Market Value	Upfront Premiums Paid/ (Received)		Unrealized Appreciation/ (Depreciation)
Bank of America, NA	USD	6,210	05/17/2032	2.532%	CPI	#	Maturity	$(110,685)	$–0	–	$(110,685)

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At June 30, 2021, the aggregate market value of these securities amounted to $36,807,294 or 14.7% of net assets.

(d)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

(e)	Fair valued by the Adviser.

(f)	Affiliated investments.

(g)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(h)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at June 30, 2021.

(i)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(j)	Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities, which represent 0.07% of net assets as of June 30, 2021, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
JPMorgan Madison Avenue Securities Trust Series 2014-CH1, Class M2 4.342%, 11/25/2024	11/06/2015	$11,245	$11,163	0.00%
Morgan Stanley Capital I Trust Series 2015-XLF2, Class SNMA 2.023%, 11/15/2026	11/16/2015	79,783	73,509	0.03%
Terraform Global Operating LLC 6.125%, 03/01/2026	02/08/2018	14,000	14,422	0.01%
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M2 5.342%, 11/25/2025	09/28/2015	57,665	56,074	0.02%
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 2M2 5.592%, 11/25/2025	09/28/2015	15,572	15,509	0.01%

(k)	Inverse interest only security.

(l)	The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

CHF—Swiss Franc

CLP—Chilean Peso

CNY—Chinese Yuan Renminbi

COP—Colombian Peso

DKK—Danish Krone

EUR—Euro

GBP—Great British Pound

HKD—Hong Kong Dollar

IDR—Indonesian Rupiah

INR—Indian Rupee

JPY—Japanese Yen

KRW—South Korean Won

MXN—Mexican Peso

MYR—Malaysian Ringgit

NOK—Norwegian Krone

NZD—New Zealand Dollar

RUB—Russian Ruble

SEK—Swedish Krona

SGD—Singapore Dollar

THB—Thailand Baht

USD—United States Dollar

ZAR—South African Rand

AB Variable Products Series Fund

Glossary:

ADR—American Depositary Receipt

BOBL—Bundesobligationen

CBT—Chicago Board of Trade

CDOR—Canadian Dealer Offered Rate

CDX-CMBX.NA—North American Commercial Mortgage-Backed Index

CLO—Collateralized Loan Obligations

CMBS—Commercial Mortgage-Backed Securities

EURIBOR—Euro Interbank Offered Rate

LIBOR—London Interbank Offered Rate

OAT—Obligations Assimilables du Trésor

PJSC—Public Joint Stock Company

REIT—Real Estate Investment Trust

REMICs—Real Estate Mortgage Investment Conduits

TBA—To Be Announced

See notes to financial statements.

BALANCED WEALTH STRATEGY PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES

June 30, 2021 (unaudited)	AB Variable Products Series Fund

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $144,008,682)	$182,754,687	(a)
Affiliated issuers (cost $60,462,566—including investment of cash collateral for securities loaned of $95,175)	67,985,867
Cash	520
Cash collateral due from broker	76,850
Foreign currencies, at value (cost $370,397)	369,365
Unrealized appreciation on forward currency exchange contracts	1,248,726
Unaffiliated interest and dividends receivable	579,629
Receivable for investment securities sold and foreign currency transactions	7,819
Receivable for capital stock sold	6,341
Receivable for variation margin on centrally cleared swaps	1,894
Receivable for variation margin on futures	883
Affiliated dividends receivable	10

Total assets	253,032,591

LIABILITIES
Payable for investment securities purchased and foreign currency transactions	974,604
Unrealized depreciation on forward currency exchange contracts	253,012
Payable for capital stock redeemed	174,536
Market value on credit default swaps (net premiums received $63,888)	128,855
Unrealized depreciation on inflation swaps	110,685
Payable for collateral received on securities loaned	95,175
Advisory fee payable	73,634
Distribution fee payable	46,941
Foreign capital gains tax payable	21,635
Administrative fee payable	20,555
Transfer Agent fee payable	129
Accrued expenses and other liabilities	182,820

Total liabilities	2,082,581

NET ASSETS	$250,950,010

COMPOSITION OF NET ASSETS
Capital stock, at par	$21,981
Additional paid-in capital	187,489,450
Distributable earnings	63,438,579

NET ASSETS	$250,950,010

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$23,204,735	2,004,230	$11.58

B	$227,745,275	19,976,490	$11.40

(a)	Includes securities on loan with a value of $2,931,042 (see Note E).

See notes to financial statements.

BALANCED WEALTH STRATEGY PORTFOLIO
STATEMENT OF OPERATIONS

Six Months Ended June 30, 2021 (unaudited)	AB Variable Products Series Fund

INVESTMENT INCOME
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $33,719)	$986,947
Affiliated issuers	70
Interest (net of foreign taxes withheld of $3)	878,509
Securities lending income	1,659
Other income	362

1,867,547

EXPENSES
Advisory fee (see Note B)	673,717
Distribution fee—Class B	278,533
Transfer agency—Class A	273
Transfer agency—Class B	2,734
Custody and accounting	85,876
Audit and tax	41,964
Administrative	39,735
Printing	26,370
Legal	20,945
Directors’ fees	10,912
Miscellaneous	11,061

Total expenses	1,192,120
Less: expenses waived and reimbursed by the Adviser (see Notes B & E)	(240,505)

Net expenses	951,615

Net investment income	915,932

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Affiliated Underlying Portfolios	333,450
Investment transactions(a)	8,091,481
Forward currency exchange contracts	(250,392)
Futures	177,472
Swaps	22,940
Foreign currency transactions	785,160
Net change in unrealized appreciation/depreciation of:
Affiliated Underlying Portfolios	6,017,441
Investments(b)	3,314,259
Forward currency exchange contracts	1,575,731
Futures	(25,639)
Swaps	165,283
Foreign currency denominated assets and liabilities	(29,192)

Net gain on investment and foreign currency transactions	20,177,994

Contributions from Affiliates (see Note B)	71

NET INCREASE IN NET ASSETS FROM OPERATIONS	$21,093,997

(a)	Net of foreign realized capital gains taxes of $2,009.

(b)	Net of decrease in accrued foreign capital gains taxes on unrealized gains of $10,994.

See notes to financial statements.

BALANCED WEALTH STRATEGY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS	AB Variable Products Series Fund

	Six Months Ended June 30, 2021 (unaudited)		Year Ended December 31, 2020
INCREASE IN NET ASSETS FROM OPERATIONS
Net investment income	$915,932		$2,685,630
Net realized gain on investment and foreign currency transactions	9,160,111		2,990,934
Net realized gain distributions from Underlying Portfolios	–0	–	412,213
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	11,017,883		13,329,050
Contributions from Affiliates (see Note B)	71		–0	–

Net increase in net assets from operations	21,093,997		19,417,827
Distributions to Shareholders
Class A	–0	–	(1,115,680)
Class B	–0	–	(10,939,126)
CAPITAL STOCK TRANSACTIONS
Net decrease	(13,823,311)		(19,101,220)

Total increase (decrease)	7,270,686		(11,738,199)
NET ASSETS
Beginning of period	243,679,324		255,417,523

End of period	$250,950,010		$243,679,324

See notes to financial statements.

BALANCED WEALTH STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

June 30, 2021 (unaudited)	AB Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AB Balanced Wealth Strategy Portfolio (the “Portfolio”) is a series of AB Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is to maximize total return consistent with the determination of AllianceBernstein L.P. (the “Adviser”) of reasonable risk. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland as an open-end series investment company. The Fund offers 11 separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The

BALANCED WEALTH STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

AB Variable Products Series Fund

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of June 30, 2021:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Common Stocks:
Information Technology	$22,228,201		$240,323		$–0	–	$22,468,524
Consumer Discretionary	11,981,702		635,179		40,816		12,657,697
Real Estate	8,213,000		3,114,320		–0	–	11,327,320
Health Care	10,888,201		181,857		–0	–	11,070,058
Communication Services	10,549,421		110,528		–0	–	10,659,949
Financials	8,633,510		563,964		–0	–	9,197,474
Industrials	7,580,955		564,515		–0	–	8,145,470
Energy	2,953,745		3,098,992		–0	–	6,052,737
Materials	2,734,629		2,385,844		–0	–	5,120,473
Consumer Staples	3,712,681		240,037		–0	–	3,952,718
Utilities	1,924,481		190,671		–0	–	2,115,152
Consumer Durables & Apparel	68,213		55,301		–0	–	123,514
Consumer Services	99,066		–0	–	–0	–	99,066
Transportation	–0	–	85,299		–0	–	85,299
Telecommunication Services	–0	–	46,638		–0	–	46,638
Capital Goods	32,487		–0	–	–0	–	32,487
Software & Services	27,472		–0	–	–0	–	27,472
Investment Companies	65,280,227		–0	–	–0	–	65,280,227
Governments—Treasuries	–0	–	35,422,380		–0	–	35,422,380
Corporates—Investment Grade	–0	–	17,864,304		–0	–	17,864,304
Corporates—Non-Investment Grade	–0	–	5,284,681		–0	–	5,284,681
Quasi-Sovereigns	–0	–	3,968,996		–0	–	3,968,996
Collateralized Mortgage Obligations	–0	–	3,501,878		–0	–	3,501,878
Inflation-Linked Securities	–0	–	3,245,065		–0	–	3,245,065
Mortgage Pass-Throughs	–0	–	2,972,216		–0	–	2,972,216
Collateralized Loan Obligations	–0	–	1,856,041		250,000		2,106,041
Commercial Mortgage-Backed Securities	–0	–	2,022,063		–0	–	2,022,063
Emerging Markets—Corporate Bonds	–0	–	894,809		–0	–	894,809
Emerging Markets—Sovereigns	–0	–	725,190		–0	–	725,190
Local Governments—Provincial Bonds	–0	–	604,880		–0	–	604,880
Governments—Sovereign Bonds	–0	–	559,319		–0	–	559,319
Governments—Sovereign Agencies	–0	–	329,284		–0	–	329,284
Asset-Backed Securities	–0	–	71,533		–0	–	71,533
Short-Term Investments	2,610,465		–0	–	–0	–	2,610,465
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	95,175		–0	–	–0	–	95,175

Total Investments in Securities	159,613,631		90,836,107		290,816		250,740,554
Other Financial Instruments(a):
Assets:
Futures	4,707		–0	–	–0	–	4,707	(b)
Forward Currency Exchange Contracts	–0	–	1,248,726		–0	–	1,248,726
Centrally Cleared Interest Rate Swaps	–0	–	232,296		–0	–	232,296	(b)
Liabilities:
Futures	(18,787)		–0	–	–0	–	(18,787	)(b)
Forward Currency Exchange Contracts	–0	–	(253,012)		–0	–	(253,012)
Centrally Cleared Interest Rate Swaps	–0	–	(183,371)		–0	–	(183,371	)(b)
Credit Default Swaps	–0	–	(128,855)		–0	–	(128,855)
Inflation (CPI) Swaps	–0	–	(110,685)		–0	–	(110,685)

Total	$159,599,551		$91,641,206		$290,816		$251,531,573

BALANCED WEALTH STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

(a)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(b)	Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income. The Portfolio accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Portfolio’s average daily

AB Variable Products Series Fund

net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis (the “Expense Caps”) to .75% and 1.00% of daily average net assets for Class A and Class B shares, respectively. For the six months ended June 30, 2021, there were no expenses waived by the Adviser.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the six months ended June 30, 2021, the reimbursement for such services amounted to $39,735.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $818 for the six months ended June 30, 2021.

The Portfolio may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive ..10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2022. In connection with the investment by the Portfolio in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Portfolio in an amount equal to the Portfolio’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. For the six months ended June 30, 2021, such waiver amounted to $328.

In connection with the Portfolio’s investments in other AB mutual funds, the Adviser has contractually agreed to waive fees and/or reimburse the expenses payable to the Adviser by the Portfolio in an amount equal to the Portfolio’s pro rata share of the effective advisory fees of AB mutual funds, as paid by the Portfolio as an acquired fund fee and expense. These fee waivers and/or expense reimbursements will remain in effect until May 1, 2022. For the six months ended June 30, 2021, such waivers and/or reimbursements amounted to $240,176.

A summary of the Portfolio’s transactions in AB mutual funds for the six months ended June 30, 2021 is as follows:

												Distributions
Fund	Market Value 12/31/20 (000)		Purchases at Cost (000)		Sales Proceeds (000)		Realized Gain (Loss) (000)		Change in Unrealized Appr./(Depr.) (000)		Market Value 6/30/21 (000)	Dividend Income (000)		Realized Gains (000)
Government Money Market Portfolio	$1,673		$25,873		$24,936		$–0	–	$–0	–	$2,610	$0	*	$–0	–
AB Discovery Growth Fund, Inc.	3,073		–0	–	–0	–	–0	–	223		3,296	–0	–	–0	–
AB Trust—AB Discovery Value Fund	3,151		–0	–	797		42		766		3,162	–0	–	–0	–
Bernstein Fund, Inc.: International Small Cap Portfolio	8,410		–0	–	1,003		14		966		8,387	–0	–	–0	–
International Strategic Equities Portfolio	42,917		–0	–	3,135		174		3,268		43,224	–0	–	–0	–
Small Cap Core Portfolio	3,105		–0	–	407		62		459		3,219	–0	–	–0	–
Sanford C. Bernstein Fund, Inc.—Emerging Markets Portfolio	3,965		–0	–	348		41		335		3,993	–0	–	–0	–
Government Money Market Portfolio**	–0	–	2,334		2,239		–0	–	–0	–	95	0	*	–0	–

Total							$333		$6,017		$67,986	$0	*	$–0	–

*	Amount is less than $500.

**	Investments of cash collateral for securities lending transactions (see Note E).

BALANCED WEALTH STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

During the six months ended June 30, 2021, the Adviser reimbursed the Portfolio $71 for trading losses incurred due to a trade entry error.

Brokerage commissions paid on investment transactions for the six months ended June 30, 2021 amounted to $11,217, of which $434 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

During the second quarter of 2018, AXA S.A. (“AXA”), a French holding company for the AXA Group, completed the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (now named Equitable Holdings, Inc.)(“Equitable”), through an initial public offering. Equitable is the holding company for a diverse group of financial services companies, including an approximate 65% economic interest in the Adviser and a 100% interest in AllianceBernstein Corporation, the general partner of the Adviser. Since the initial sale, AXA has completed additional offerings (and related transactions). As a result, as of May 20, 2021, AXA no longer owns shares of Equitable.

Sales that were completed on November 13, 2019 resulted in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and may have been deemed to have been an “assignment” causing a termination of the Portfolio’s investment advisory and administration agreements. In order to ensure that investment advisory and administration services could continue uninterrupted in the event of a Change of Control Event, the Board previously approved new investment advisory and administration agreements with the Adviser, and shareholders of the Portfolio subsequently approved the new investment advisory agreement. These agreements became effective on November 13, 2019.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended June 30, 2021 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$57,355,011	$72,056,874
U.S. government securities	19,251,770	12,921,561

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$50,343,281
Gross unrealized depreciation	(3,225,555)

Net unrealized appreciation	$47,117,726

AB Variable Products Series Fund

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Futures

The Portfolio may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolio may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Portfolio enters into futures, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Portfolio to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the six months ended June 30, 2021, the Portfolio held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the six months ended June 30, 2021, the Portfolio held forward currency exchange contracts for hedging and non-hedging purposes.

•	Swaps

The Portfolio may enter into swaps to hedge its exposure to interest rates, credit risk or currencies. The Portfolio may also enter into swaps for non-hedging purposes as a means of gaining market exposures, making direct investments in foreign currencies, as described below under “Currency Transactions.” A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually

BALANCED WEALTH STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swaps to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Portfolio enters into a centrally cleared swap, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolio may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Portfolio may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

AB Variable Products Series Fund

During the six months ended June 30, 2021, the Portfolio held interest rate swaps for hedging and non-hedging purposes.

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Portfolio against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if there are unexpected inflation increases.

During the six months ended June 30, 2021, the Portfolio held inflation (CPI) swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Portfolio may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Portfolio, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Portfolio may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Portfolio receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Portfolio will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Portfolio for the same referenced obligations with the same counterparty.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the six months ended June 30, 2021, the Portfolio held credit default swaps for hedging and non-hedging purposes.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

BALANCED WEALTH STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

The Portfolio’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s OTC counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

During the six months ended June 30, 2021, the Portfolio had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value

Interest rate contracts	Receivable/Payable for variation margin on futures	$4,707	*	Receivable/Payable for variation margin on futures	$18,787	*

Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	225,809	*	Receivable/Payable for variation margin on centrally cleared swaps	183,371	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	1,248,726		Unrealized depreciation on forward currency exchange contracts	253,012

Interest rate contracts				Unrealized depreciation on inflation swaps	110,685

Credit contracts				Market value on credit default swaps	128,855

Total		$1,479,242			$694,710

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)

Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$177,472	$(25,639)

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	(250,392)	1,575,731

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	46,524	128,561

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(23,584)	36,722

Total		$(49,980)	$1,715,375

AB Variable Products Series Fund

The following table represents the average monthly volume of the Portfolio’s derivative transactions during the six months ended June 30, 2021:

Futures:
Average notional amount of buy contracts	$4,957,616
Average notional amount of sale contracts	$4,790,670
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$17,693,776
Average principal amount of sale contracts	$58,958,826
Inflation Swaps:
Average notional amount	$8,917,143
Centrally Cleared Interest Rate Swaps:
Average notional amount	$7,730,191
Credit Default Swaps:
Average notional amount of sale contracts	$569,429

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Portfolio’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Portfolio as of June 30, 2021. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset		Cash Collateral Received*		Security Collateral Received*		Net Amount of Derivative Assets
Australia and New Zealand Banking Group Ltd.	$74,411	$–0	–	$–0	–	$–0	–	$74,411
Bank of America, NA	57,043	(57,043)		–0	–	–0	–	–0	–
BNP Paribas SA	8,288	(8,288)		–0	–	–0	–	–0	–
Citibank, NA	30,463	(30,463)		–0	–	–0	–	–0	–
Credit Suisse International	21,145	–0	–	–0	–	–0	–	21,145
HSBC Bank USA	702,824	–0	–	–0	–	–0	–	702,824
JPMorgan Chase Bank, NA	39,852	(32,928)		–0	–	–0	–	6,924
Morgan Stanley Capital Services, Inc.	247,084	(35,515)		–0	–	–0	–	211,569
Standard Chartered Bank	2,834	(2,834)		–0	–	–0	–	–0	–
State Street Bank & Trust Co.	57,358	(34,067)		–0	–	–0	–	23,291
UBS AG	7,424	(7,424)		–0	–	–0	–	–0	–

Total	$1,248,726	$(208,562)		$–0	–	$–0	–	$1,040,164	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset		Cash Collateral Pledged*		Security Collateral Pledged*		Net Amount of DerivativeLiabilities
Bank of America, NA	$133,308	$(57,043)		$–0	–	$–0	–	$76,265
Barclays Bank PLC	5,794	–0	–	–0	–	–0	–	5,794
BNP Paribas SA	15,562	(8,288)		–0	–	–0	–	7,274
Citibank, NA	68,498	(30,463)		–0	–	–0	–	38,035
Deutsche Bank AG	32,219	–0	–	–0	–	–0	–	32,219
Goldman Sachs Bank USA/Goldman Sachs International	108,329	–0	–	–0	–	–0	–	108,329
JPMorgan Chase Bank, NA	32,928	(32,928)		–0	–	–0	–	–0	–
Morgan Stanley Capital Services, Inc.	35,515	(35,515)		–0	–	–0	–	–0	–
Standard Chartered Bank	17,130	(2,834)		–0	–	–0	–	14,296
State Street Bank & Trust Co.	34,067	(34,067)		–0	–	–0	–	–0	–
UBS AG	9,202	(7,424)		–0	–	–0	–	1,778

Total	$492,552	$(208,562)		$–0	–	$–0	–	$283,990	^

BALANCED WEALTH STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. TBA and Dollar Rolls

The Portfolio may invest in TBA mortgage-backed securities. A TBA, or “To Be Announced”, trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agree-upon date; however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Mortgage pools (including fixed-rate or variable-rate mortgages) guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC, are subsequently allocated to the TBA transactions.

The Portfolio may enter into certain TBA transactions known as dollar rolls. Dollar rolls involve sales by the Portfolio of securities for delivery in the current month and the Portfolio’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques. For the six months ended June 30, 2021, the Portfolio earned drop income of $4,252 which is included in interest income in the accompanying statement of operations.

NOTE E: Securities Lending

The Portfolio may enter into securities lending transactions. Under the Portfolio’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Portfolio cannot sell or repledge any non-cash collateral, such collateral will not be reflected in the portfolio of investments. If a loan is collateralized by cash, the Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If the Portfolio receives non-cash collateral, the Portfolio will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any dividend income or other distributions from the securities; however, these distributions will not be afforded the same preferential tax treatment as qualified dividends. The Portfolio will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. The collateral will be adjusted the next business day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and Government Money Market Portfolio are reflected in the statement of operations. When the Portfolio earns net securities lending income from Government Money

AB Variable Products Series Fund

Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral investment by the Portfolio in Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Portfolio’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

A summary of the Portfolio’s transactions surrounding securities lending for the six months ended June 30, 2021 is as follows:

Market Value of Securities on Loan*	Cash Collateral*	Market Value of Non-Cash Collateral*	Income from Borrowers	Government Money Market Portfolio
				Income Earned	Advisory Fee Waived
$2,931,042	$95,175	$2,928,704	$1,645	$14	$1

*	As of June 30, 2021.

NOTE F: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES			AMOUNT
	Six Months Ended June 30, 2021 (unaudited)		Year Ended December 31, 2020	Six Months Ended June 30, 2021 (unaudited)		Year Ended December 31, 2020
Class A
Shares sold	146,608		77,220	$1,639,737		$757,635
Shares issued in reinvestment of dividends and distributions	–0	–	114,782	–0	–	1,115,680
Shares redeemed	(144,498)		(567,977)	(1,610,149)		(5,567,327)

Net increase (decrease)	2,110		(375,975)	$29,588		$(3,694,012)

Class B
Shares sold	555,712		1,282,047	$6,127,743		$11,968,828
Shares issued in reinvestment of dividends	–0	–	1,140,680	–0	–	10,939,126
Shares redeemed	(1,832,240)		(4,048,921)	(19,980,642)		(38,315,162)

Net decrease	(1,276,528)		(1,626,194)	$(13,852,899)		$(15,407,208)

At June 30, 2021, certain shareholders of the Portfolio owned 67% in aggregate of the Portfolio’s outstanding shares. Significant transactions by such shareholders, if any, may impact the Portfolio’s performance.

NOTE G: Risks Involved in Investing in the Portfolio

Market Risk—The value of the Portfolio’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market.

Allocation Risk—The allocation of investments among the different investment styles, such as growth or value, equity or debt securities, or U.S. or non-U.S. securities may have a more significant effect on the Portfolio’s net asset value, or NAV, when one of these investment strategies is performing more poorly than others.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory or other uncertainties.

BALANCED WEALTH STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the Portfolio’s returns.

Interest Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. The current historically low interest rate environment heightens the risks associated with rising interest rates.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment Grade Securities Risk—Investments in fixed-income securities with lower ratings (“junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity and negative perceptions of the junk bond market generally, and may be more difficult to trade than other types of securities.

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small- and mid-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Investment in Other Investment Companies Risk—As with other investments, investments in other investment companies are subject to market and selection risk. In addition, Contractholders invested in the Portfolio bear both their proportionate share of expenses in the Portfolio (including management fees) and, indirectly, the expenses of the investment companies in which the Portfolio invests (to the extent these expenses are not waived or reimbursed by the Adviser).

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Real Asset Risk—The Portfolio’s investments in securities linked to real assets involve significant risks, including financial, operating, and competitive risks. Investments in securities linked to real assets expose the Portfolio to adverse macroeconomic conditions, such as a rise in interest rates or a downturn in the economy in which the asset is located. Changes in inflation rates or in the market’s inflation expectations may adversely affect the market value of inflation-sensitive equities. The Portfolio’s investments in real estate securities have many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors that affect the real estate market generally. Investments in real estate investment trusts (“REITs”) may have additional risks. REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in tax laws.

LIBOR Transition and Associated Risk—A Portfolio may invest in debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. The United Kingdom Financial Conduct Authority, which regulates LIBOR, will cease publishing certain LIBOR benchmarks at the end of 2021. Although certain LIBOR rates are intended to be published until June 2023, banks are strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. Although financial regulators and industry working groups have suggested alternative reference rates, such as the European Interbank Offer Rate, the Sterling Overnight Interbank Average Rate and the Secured Overnight Financing Rate, global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR is underway but remains incomplete. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Portfolio’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and

AB Variable Products Series Fund

lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting a Portfolio’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Portfolio is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE H: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended June 30, 2021.

NOTE I: Distributions to Shareholders

The tax character of distributions to be paid for the year ending December 31, 2021 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended December 31, 2020 and December 31, 2019 were as follows:

	2020	2019
Distributions paid from:
Ordinary income	$5,219,650	$5,933,950
Net long-term capital gains	6,835,156	30,437,478

Total taxable distributions paid	$12,054,806	$36,371,428

As of December 31, 2020, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$2,491,465
Undistributed capital gains	3,784,545
Other losses	(40,119	)(a)
Unrealized appreciation/(depreciation)	36,131,875	(b)

Total accumulated earnings/(deficit)	$42,367,766	(c)

(a)	As of December 31, 2020, the cumulative deferred loss on straddles was $40,119.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments, the tax treatment of passive foreign investment companies (PFICs), the tax treatment of Treasury inflation-protected securities, the amortization on callable bonds, the tax treatment of swaps, and the tax deferral of losses on wash sales.

(c)	The differences between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to the accrual of foreign capital gains tax.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of December 31, 2020, the Portfolio did not have any capital loss carryforwards.

BALANCED WEALTH STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

NOTE J: Recent Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2020-04, “Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” ASU 2020-04 provides optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates. ASU 2020-04 is effective as of March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.

NOTE K: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

BALANCED WEALTH STRATEGY PORTFOLIO

FINANCIAL HIGHLIGHTS	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS A
Six Months Ended June 30, 2021 (unaudited)	Year Ended December 31,
2020	2019	2018	2017	2016
Net asset value, beginning of period	$10.61	$10.24	$10.10	$11.86	$10.54	$10.99

Income From Investment Operations
Net investment income (a)(b)	.05	.13	.19	.23	.17	.19	†
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.92	.78	1.58	(.87)	1.48	.34
Contributions from Affiliates	.00	(c)	–0	–	–0	–	.00	(c)	.00	(c)	.00	(c)

Net increase (decrease) in net asset value from operations	.97	.91	1.77	(.64)	1.65	.53

Less: Dividends and Distributions
Dividends from net investment income	–0	–	(.24)	(.29)	(.23)	(.24)	(.24)
Distributions from net realized gain on investment transactions	–0	–	(.30)	(1.34)	(.89)	(.09)	(.74)

Total dividends and distributions	–0	–	(.54)	(1.63)	(1.12)	(.33)	(.98)

Net asset value, end of period	$11.58	$10.61	$10.24	$10.10	$11.86	$10.54

Total Return
Total investment return based on net asset value (d)*	9.14%	9.41%	18.53%	(6.17)%	15.84%	4.69	%†

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$23,205	$21,252	$24,347	$23,967	$29,328	$30,132
Ratio to average net assets of:
Expenses, net of waivers/reimbursements (e)(f)‡	.55	%^	.55%	.55%	.66%	.73%	.73%
Expenses, before waivers/reimbursements (e)(f)‡	.75	%^	.77%	.75%	.75%	.73%	.73%
Net investment income (b)	.98	%^	1.38%	1.81%	2.05%	1.51%	1.74	%†
Portfolio turnover rate**	31%	66%	63%	150%	108%	106%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.21	%^	.22%	.22%	.11%	.00%	.00%

See footnote summary on page 49.

BALANCED WEALTH STRATEGY PORTFOLIO
FINANCIAL HIGHLIGHTS

(continued)	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS B
Six Months Ended June 30, 2021 (unaudited)	Year Ended December 31,
2020	2019	2018	2017	2016
Net asset value, beginning of period	$10.47	$10.10	$9.98	$11.73	$10.42	$10.87

Income From Investment Operations
Net investment income (a)(b)	.04	.11	.16	.20	.14	.16	†
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.89	.78	1.56	(.86)	1.47	.33
Contributions from Affiliates	.00	(c)	–0	–	–0	–	.00	(c)	.00	(c)	.00	(c)

Net increase (decrease) in net asset value from operations	.93	.89	1.72	(.66)	1.61	.49

Less: Dividends and Distributions
Dividends from net investment income	–0	–	(.22)	(.26)	(.20)	(.21)	(.20)
Distributions from net realized gain on investment transactions	–0	–	(.30)	(1.34)	(.89)	(.09)	(.74)

Total dividends and distributions	–0	–	(.52)	(1.60)	(1.09)	(.30)	(.94)

Net asset value, end of period	$11.40	$10.47	$10.10	$9.98	$11.73	$10.42

Total Return
Total investment return based on net asset value (d)*	8.88%	9.25%	18.20%	(6.41)%	15.62%	4.44	%†

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$227,745	$222,427	$231,071	$220,274	$274,070	$272,733
Ratio to average net assets of:
Expenses, net of waivers/reimbursements (e)(f)‡	.80	%^	.80%	.80%	.91%	.98%	.98%
Expenses, before waivers/reimbursements (e)(f)‡	1.00	%^	1.02%	1.00%	1.00%	.98%	.98%
Net investment income (b)	.72	%^	1.14%	1.57%	1.79%	1.26%	1.49	%†
Portfolio turnover rate**	31%	66%	63%	150%	108%	106%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.21	%^	.22%	.22%	.11%	.00%	.00%

See footnote summary on page 49.

AB Variable Products Series Fund

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	In connection with the Portfolio’s investments in affiliated underlying portfolios, the Portfolio incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Portfolio in an amount equal to the Portfolio’s pro rata share of certain acquired fund fees and expenses, and for the six months ended June 30, 2021 and the years ended December 31, 2020, December 31, 2019 and December 31, 2018, such waiver amounted to .20% (annualized), .20%, .20% and .09%, respectively.

(f)	The expense ratios presented below exclude bank overdraft expense:

	Six Months Ended June 30, 2021 (unaudited)		Year Ended December 31,
			2020	2019	2018	2017	2016
Class A
Net of waivers/reimbursements	.55	%^	.55%	.54%	.66%	.73%	.73%
Before waivers/reimbursements	.75	%^	.77%	.75%	.75%	.73%	.73%
Class B
Net of waivers/reimbursements	.80	%^	.80%	.79%	.91%	.98%	.98%
Before waivers/reimbursements	1.00	%^	1.02%	1.00%	1.00%	.98%	.98%

†	For the year ended December 31, 2016, the amount includes a refund for overbilling of prior years’ custody out of pocket fees as follows:

Net Investment Income Per Share	Net Investment Income Ratio	Total Return
$.001	.01%	.01%

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the year ended December 31, 2017 by .02%.

**	The Portfolio accounts for dollar roll transactions as purchases and sales.

^	Annualized.

See notes to financial statements.

BALANCED WEALTH STRATEGY PORTFOLIO	AB Variable Products Series Fund

OPERATION AND EFFECTIVENESS OF THE PORTFOLIO’S LIQUIDITY RISK MANAGEMENT PROGRAM:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Portfolio to designate an Administrator of the Portfolio’s Liquidity Risk Management Program. The Administrator of the Portfolio’s LRMP is AllianceBernstein L.P., the Portfolio’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Portfolio’s Board of Directors (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Portfolio’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2021, which covered the period January 1, 2020 through December 31, 2020 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that the Portfolio will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Portfolio classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Portfolio’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Portfolio participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Portfolio is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Portfolio’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Portfolio’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Portfolio’s LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, beginning in March 2020, all financial markets experienced extreme levels of price volatility and relative illiquidity resulting from the COVID-19 impacts on the global economy. This extreme relative illiquidity resulted in significantly wider bid-ask spreads to transact in securities, including many of those securities held by the Portfolio, and in a diminished depth of liquidity in most markets, to varying degrees. Nonetheless, there were no liquidity events that impacted the Portfolio or its ability to timely meet redemptions during the Program Reporting Period.

BALANCED WEALTH STRATEGY PORTFOLIO

CONTINUANCE DISCLOSURE	AB Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE FUND’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AB Variable Products Series Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Balanced Wealth Strategy Portfolio (the “Fund”) at a meeting held by video conference on August 4-5, 2020 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the underlying funds advised by the Adviser in which the Fund invests.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2018 and 2019 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the

BALANCED WEALTH STRATEGY PORTFOLIO
CONTINUANCE DISCLOSURE

(continued)	AB Variable Products Series Fund

Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors noted that the Fund was not profitable to the Adviser in 2019. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund in 2018 was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, and the underlying funds advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Fund’s Class B shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Fund’s recent unprofitability to the Adviser would be exacerbated without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended May 31, 2020 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The Adviser informed the directors that there were no institutional products managed by it that utilize investment strategies similar to those of the Fund.

The directors noted that the Fund may invest in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued by the SEC. The directors also noted that ETFs pay advisory fees pursuant to their advisory contracts. The directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures, in some cases pending purchases of underlying securities, that the advisory fee for the Fund would be for services in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year and the directors considered the Adviser’s expense cap for the Fund. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that the Fund’s expense ratio was above the expense universe median. After reviewing and discussing the Adviser’s explanation for this, the directors concluded that the Fund’s expense ratio was acceptable.

AB Variable Products Series Fund

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also previously discussed economies of scale with an independent fee consultant. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

VPS-BW-0152-0621

JUN    06.30.21

SEMI-ANNUAL REPORT

AB VARIABLE PRODUCTS SERIES FUND, INC.

+	DYNAMIC ASSET ALLOCATION PORTFOLIO

As of May 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Portfolio’s shareholder reports from the insurance company that offers your contract unless you specifically requested paper copies from the insurance company or from your financial intermediary. Instead of delivering paper copies of the reports, the insurance company may choose to make the reports available on a website, and will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

You may elect to receive all future reports in paper free of charge from the insurance company. You can inform the insurance company or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by the insurance company or by contacting your financial intermediary. Your election to receive reports in paper will apply to all portfolio companies available under your contract with the insurance company.

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

DYNAMIC ASSET ALLOCATION PORTFOLIO

EXPENSE EXAMPLE (unaudited)	AB Variable Products Series Fund

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value January 1, 2021	Ending Account Value June 30, 2021	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class A
Actual	$1,000	$1,059.00	$4.08	0.80%	$4.14	0.81%
Hypothetical (5% annual return before expenses)	$1,000	$1,020.83	$4.01	0.80%	$4.06	0.81%

Class B
Actual	$1,000	$1,057.20	$5.30	1.04%	$5.36	1.05%
Hypothetical (5% annual return before expenses)	$1,000	$1,019.64	$5.21	1.04%	$5.26	1.05%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

+	In connection with the Portfolio’s investments in affiliated/unaffiliated underlying portfolios, the Portfolio incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Portfolio in an amount equal to the Portfolio’s pro rata share of certain acquired fund fees and expenses of the affiliated underlying portfolios. The Portfolio’s total expenses are equal to the classes’ annualized expense ratio plus the Portfolio’s pro rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

1

DYNAMIC ASSET ALLOCATION PORTFOLIO
TEN LARGEST HOLDINGS[1]

June 30, 2021 (unaudited)	AB Variable Products Series Fund

SECURITY	U.S. $ VALUE	PERCENT OF NET ASSETS
U.S. Treasury Bonds & Notes	$80,631,089	25.7%
Vanguard Real Estate ETF	7,786,325	2.5
Vanguard Global ex-U.S. Real Estate ETF	7,757,678	2.5
Apple, Inc.	5,627,686	1.8
Microsoft Corp.	5,356,506	1.7
Amazon.com, Inc.	3,863,300	1.2
Facebook, Inc.—Class A	2,196,484	0.7
Nestle SA	1,952,471	0.6
Alphabet, Inc.—Class A	1,926,572	0.6
Alphabet, Inc.—Class C	1,867,208	0.6

	$118,965,319	37.9%

PORTFOLIO BREAKDOWN2

June 30, 2021 (unaudited)

ASSET CLASSES	ALLOCATION
Equities
US Large Cap	25.7%
International Large Cap	25.3
Real Equities	5.0
Emerging Market Equities	4.1
US Mid-Cap	2.8
US Small-Cap	2.8

Sub-total	65.7

Fixed Income
U.S. Bonds	30.2
International Bonds	4.1

Sub-total	34.3

Total	100.0%

SECURITY TYPE BREAKDOWN3

June 30, 2021 (unaudited)

SECURITY TYPE	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Common Stocks	$187,035,051	61.3%
Governments—Treasuries	80,631,089	26.4
Investment Companies	15,544,003	5.1
Rights	2,934	0.0
Short-Term Investments	21,886,952	7.2

Total Investments	$305,100,029	100.0%

1	Long-term investments.

2	All data are as of June 30, 2021. The Portfolio breakdown is expressed as an approximate percentage of the Portfolio’s total investments inclusive of derivative exposure, based on the Adviser’s internal classification guidelines.

3	The Portfolio’s security type breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

2

DYNAMIC ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS

June 30, 2021 (unaudited)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–59.6%

INFORMATION TECHNOLOGY–11.1%
COMMUNICATIONS EQUIPMENT–0.4%
Arista Networks, Inc.(a)	135	$48,912
Cisco Systems, Inc./Delaware	10,990	582,470
F5 Networks, Inc.(a)	180	33,599
Juniper Networks, Inc.	760	20,786
Motorola Solutions, Inc.	425	92,161
Nokia Oyj(a)	29,314	157,057
Telefonaktiebolaget LM Ericsson–Class B	15,869	199,536

		1,134,521

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS–0.7%
Amphenol Corp.–Class A	1,520	103,983
Azbil Corp.	599	24,821
CDW Corp./DE	332	57,984
Corning, Inc.	1,965	80,369
Halma PLC	2,064	76,895
Hamamatsu Photonics KK	749	45,119
Hexagon AB	10,711	158,698
Hirose Electric Co., Ltd.	189	27,650
Ibiden Co., Ltd.	541	29,119
IPG Photonics Corp.(a)	73	15,386
Keyence Corp.	1,124	566,072
Keysight Technologies, Inc.(a)	428	66,087
Kyocera Corp.	1,759	108,672
Murata Manufacturing Co., Ltd.	3,117	237,437
Omron Corp.	953	75,456
Shimadzu Corp.	1,278	49,383
TDK Corp.	754	91,275
TE Connectivity Ltd.	860	116,281
Trimble, Inc.(a)	615	50,325
Venture Corp., Ltd.	1,462	20,915
Yaskawa Electric Corp.	1,238	60,458
Yokogawa Electric Corp.	1,234	18,455
Zebra Technologies Corp.–Class A(a)	162	85,777

		2,166,617

IT SERVICES–2.1%
Accenture PLC–Class A	1,625	479,034
Adyen NV(a)(b)	108	264,852
Afterpay Ltd.(a)	1,180	104,737
Akamai Technologies, Inc.(a)	405	47,223
Amadeus IT Group SA–Class A(a)	2,449	172,646
Atos SE	603	36,718
Automatic Data Processing, Inc.	1,080	214,510
Bechtle AG	149	27,693

Company	Shares	U.S. $ Value

Broadridge Financial Solutions, Inc.	319	$51,528
Capgemini SE	893	171,736
Cognizant Technology Solutions Corp.–Class A	1,340	92,808
Computershare Ltd.	2,947	37,351
DXC Technology Co.(a)	618	24,065
Edenred	1,407	80,222
Fidelity National Information Services, Inc.	1,549	219,447
Fiserv, Inc.(a)	1,538	164,397
FleetCor Technologies, Inc.(a)	261	66,832
Fujitsu Ltd.	1,051	196,641
Gartner, Inc.(a)	190	46,018
Global Payments, Inc.	727	136,342
GMO Payment Gateway, Inc.	264	34,287
International Business Machines Corp.	2,338	342,727
Itochu Techno-Solutions Corp.	455	14,076
Jack Henry & Associates, Inc.	147	24,036
Mastercard, Inc.–Class A	2,310	843,358
NEC Corp.	1,309	67,354
Nexi SpA(a)(b)	2,389	52,499
Nomura Research Institute Ltd.	1,854	61,231
NTT Data Corp.	3,422	53,420
Obic Co., Ltd.	421	78,297
Otsuka Corp.	630	33,025
Paychex, Inc.	795	85,303
PayPal Holdings, Inc.(a)	3,135	913,790
SCSK Corp.	264	15,730
TIS, Inc.	1,194	30,472
VeriSign, Inc.(a)	225	51,230
Visa, Inc.–Class A(c)	4,450	1,040,499
Western Union Co. (The)–Class W	990	22,740
Wix.com Ltd.(a)	303	87,955
Worldline SA/France(a)(b)	1,333	124,908

		6,611,737

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–2.7%
Advanced Micro Devices, Inc.(a)	3,153	296,161
Advantest Corp.	1,077	96,700
Analog Devices, Inc.(c)	910	156,666
Applied Materials, Inc.	2,325	331,080
ASM International NV	258	85,095
ASML Holding NV	2,281	1,574,618
Broadcom, Inc.	1,109	528,816
Disco Corp.	156	47,432
Enphase Energy, Inc.(a)	363	66,658
Infineon Technologies AG	7,100	285,585

3

DYNAMIC ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

Intel Corp.	10,510	$590,032
KLA Corp.	410	132,926
Lam Research Corp.	379	246,615
Lasertec Corp.	471	91,103
Maxim Integrated Products, Inc.	675	71,118
Microchip Technology, Inc.	645	96,582
Micron Technology, Inc.(a)	2,930	248,991
Monolithic Power Systems, Inc.	89	33,237
NVIDIA Corp.	1,665	1,332,167
NXP Semiconductors NV	734	150,999
Qorvo, Inc.(a)	318	62,217
QUALCOMM, Inc.	2,914	416,498
Renesas Electronics Corp.(a)	6,717	72,492
Rohm Co., Ltd.	479	44,081
Skyworks Solutions, Inc.	424	81,302
STMicroelectronics NV	3,823	139,029
SUMCO Corp.	1,434	35,127
Teradyne, Inc.	400	53,584
Texas Instruments, Inc.	2,395	460,559
Tokyo Electron Ltd.	830	358,879
Xilinx, Inc.	585	84,614

		8,270,963

SOFTWARE–3.2%
Adobe, Inc.(a)	1,330	778,901
ANSYS, Inc.(a)	212	73,577
Autodesk, Inc.(a)	585	170,761
AVEVA Group PLC	625	32,079
Cadence Design Systems, Inc.(a)	714	97,689
Check Point Software Technologies Ltd.(a)	610	70,839
Citrix Systems, Inc.	230	26,972
CyberArk Software Ltd.(a)	211	27,487
Dassault Systemes SE	735	178,382
Fortinet, Inc.(a)	369	87,892
Intuit, Inc.	780	382,333
Microsoft Corp.	19,773	5,356,506
Nemetschek SE	314	24,036
Nice Ltd.(a)	341	84,170
NortonLifeLock, Inc.	1,425	38,789
Oracle Corp.	4,732	368,339
Oracle Corp./Japan	242	18,491
Paycom Software, Inc.(a)	134	48,705
PTC, Inc.(a)	269	37,999
Sage Group PLC (The)	5,960	56,455
salesforce.com, Inc.(a)	2,453	599,194
SAP SE	5,678	797,530
ServiceNow, Inc.(a)	579	318,189
Sinch AB(a) (b)	2,749	46,258
Synopsys, Inc.(a)	372	102,594
TeamViewer AG(a)(b)	874	32,825
Temenos AG	363	58,361
Trend Micro, Inc./Japan	689	36,078
Tyler Technologies, Inc.(a)	79	35,737
WiseTech Global Ltd.	794	18,974
Xero Ltd.(a)	718	73,853

		10,079,995

Company	Shares	U.S. $ Value

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS–2.0%
Apple, Inc.	41,090	$5,627,686
Brother Industries Ltd.	1,185	23,669
Canon, Inc.	5,411	122,299
FUJIFILM Holdings Corp.	1,909	141,206
Hewlett Packard Enterprise Co.	3,330	48,551
HP, Inc.	3,070	92,683
Logitech International SA	941	114,277
NetApp, Inc.	490	40,092
Ricoh Co., Ltd.	3,572	40,207
Seagate Technology Holdings PLC	450	39,569
Seiko Epson Corp.	1,492	26,226
Western Digital Corp.(a)	713	50,744

		6,367,209

		34,631,042

FINANCIALS–8.3%
BANKS–3.8%
ABN AMRO Bank NV (GDR)(a)(b)	2,299	27,858
Australia & New Zealand Banking Group Ltd.	15,471	326,560
Banco Bilbao Vizcaya Argentaria SA(a)	36,252	224,870
Banco Santander SA(a)	94,280	360,626
Bank Hapoalim BM(a)	6,173	49,561
Bank Leumi Le-Israel BM(a)	7,899	60,022
Bank of America Corp.	19,756	814,540
Bank of East Asia Ltd. (The)	6,457	11,992
Banque Cantonale Vaudoise	164	14,737
Barclays PLC	94,389	223,992
BNP Paribas SA	6,177	387,666
BOC Hong Kong Holdings Ltd.	20,031	67,891
CaixaBank SA	24,169	74,409
Chiba Bank Ltd. (The)	2,814	17,008
Citigroup, Inc.	5,349	378,442
Citizens Financial Group, Inc.	1,079	49,494
Comerica, Inc.	300	21,402
Commerzbank AG(a)	5,447	38,683
Commonwealth Bank of Australia	9,646	722,318
Concordia Financial Group Ltd.	5,821	21,391
Credit Agricole SA	6,624	92,866
Danske Bank A/S	3,750	66,041
DBS Group Holdings Ltd.	9,175	204,119
DNB ASA	5,057	110,213
Erste Group Bank AG	1,518	55,804
Fifth Third Bancorp	1,840	70,343
FinecoBank Banca Fineco SpA(a)	3,314	57,834

4

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

First Republic Bank/CA	473	$88,531
Hang Seng Bank Ltd.	4,005	79,891
HSBC Holdings PLC	110,744	639,160
Huntington Bancshares, Inc./OH	3,795	54,155
ING Groep NV	21,207	281,509
Intesa Sanpaolo SpA	89,796	248,406
Israel Discount Bank Ltd.–Class A(a)	6,328	30,146
Japan Post Bank Co., Ltd.	2,118	17,813
JPMorgan Chase & Co.	7,855	1,221,767
KBC Group NV	1,359	103,761
KeyCorp	2,515	51,935
Lloyds Banking Group PLC	385,258	249,206
M&T Bank Corp.	265	38,507
Mediobanca Banca di Credito Finanziario SpA(a)	3,376	39,500
Mitsubishi UFJ Financial Group, Inc.	66,387	357,577
Mizrahi Tefahot Bank Ltd.(a)	762	23,473
Mizuho Financial Group, Inc.	13,054	187,096
National Australia Bank Ltd.	17,926	352,404
Natwest Group PLC	26,476	74,511
Nordea Bank Abp	17,615	196,159
Oversea-Chinese Banking Corp., Ltd.	17,327	154,414
People’s United Financial, Inc.	1,075	18,425
PNC Financial Services Group, Inc. (The)	1,080	206,021
Raiffeisen Bank International AG	804	18,250
Regions Financial Corp.	2,465	49,744
Resona Holdings, Inc.	11,522	44,425
Shizuoka Bank Ltd. (The)	2,394	18,578
Skandinaviska Enskilda Banken AB–Class A	8,848	114,370
Societe Generale SA	4,541	134,329
Standard Chartered PLC	14,586	93,085
Sumitomo Mitsui Financial Group, Inc.	7,033	242,441
Sumitomo Mitsui Trust Holdings, Inc.	1,817	57,963
SVB Financial Group(a)	136	75,674
Svenska Handelsbanken AB–Class A	7,930	89,513
Swedbank AB–Class A	4,923	91,651
Truist Financial Corp.	3,498	194,139
UniCredit SpA	11,555	136,611
United Overseas Bank Ltd.	5,692	109,613
US Bancorp	3,505	199,680
Wells Fargo & Co.	10,808	489,494
Westpac Banking Corp.	19,945	385,972
Zions Bancorp NA	330	17,444

		11,828,025

Company	Shares	U.S. $ Value

CAPITAL MARKETS–1.8%
3i Group PLC	5,291	$85,867
Ameriprise Financial, Inc.	345	85,864
Amundi SA(b)	375	33,075
ASX Ltd.	1,052	61,327
Bank of New York Mellon Corp. (The)	2,115	108,351
BlackRock, Inc.–Class A	433	378,862
Cboe Global Markets, Inc.	246	29,286
Charles Schwab Corp. (The)	3,842	279,736
CME Group, Inc.–Class A	900	191,412
Credit Suisse Group AG	13,308	139,307
Daiwa Securities Group, Inc.	7,763	42,647
Deutsche Bank AG(a)	11,236	146,491
Deutsche Boerse AG	1,033	180,306
EQT AB	1,295	47,042
Franklin Resources, Inc.	690	22,073
Futu Holdings Ltd. (ADR)(a)	272	48,713
Goldman Sachs Group, Inc. (The)	938	355,999
Hargreaves Lansdown PLC	1,934	42,557
Hong Kong Exchanges & Clearing Ltd.	5,790	344,677
Intercontinental Exchange, Inc.	1,400	166,180
Invesco Ltd.	930	24,859
Japan Exchange Group, Inc.	2,688	59,878
Julius Baer Group Ltd.	1,217	79,486
London Stock Exchange Group PLC	1,765	195,051
Macquarie Group Ltd.	1,869	218,975
Magellan Financial Group Ltd.	749	30,250
MarketAxess Holdings, Inc.	160	74,174
Moody’s Corp.	445	161,255
Morgan Stanley	3,821	350,348
MSCI, Inc.–Class A	257	137,002
Nasdaq, Inc.	310	54,498
Natixis SA	5,978	28,400
Nomura Holdings, Inc.	16,621	84,592
Northern Trust Corp.	510	58,966
Partners Group Holding AG	124	187,977
Raymond James Financial, Inc.	309	40,139
S&P Global, Inc.	700	287,315
SBI Holdings, Inc./Japan	1,295	30,589
Schroders PLC	675	32,828
Singapore Exchange Ltd.	3,635	30,275
St. James’s Place PLC	2,926	59,827
Standard Life Aberdeen PLC	11,865	44,512
State Street Corp.	865	71,172
T. Rowe Price Group, Inc.	575	113,833
UBS Group AG	19,932	305,303

		5,551,276

5

DYNAMIC ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Company	Shares		U.S. $ Value

CONSUMER FINANCE–0.2%
Acom Co., Ltd.	2,074		$9,050
American Express Co.	1,700		280,891
Capital One Financial Corp.	1,203		186,092
Discover Financial Services	760		89,900
Isracard Ltd.(a)	–0	–	1
Synchrony Financial	1,378		66,860

			632,794

DIVERSIFIED FINANCIAL SERVICES–0.7%
Berkshire Hathaway, Inc.–Class B(a)	4,993		1,387,655
EXOR NV	590		47,350
Groupe Bruxelles Lambert SA	614		68,750
IHS Markit Ltd.	911		102,633
Industrivarden AB	580		22,558
Industrivarden AB–Class C	868		31,774
Investor AB	9,905		228,314
Kinnevik AB	1,315		52,658
L E Lundbergforetagen AB–Class B	413		26,655
M&G PLC	14,135		44,778
Mitsubishi HC Capital, Inc.	3,523		18,892
ORIX Corp.	6,631		112,074
Sofina SA	84		36,293
Tokyo Century Corp.	140		7,527
Wendel SE	175		23,550

			2,211,461

INSURANCE–1.8%
Admiral Group PLC	1,048		45,601
Aegon NV	9,728		40,460
Aflac, Inc.	1,590		85,319
Ageas SA/NV	952		52,904
AIA Group Ltd.	65,037		806,821
Allianz SE	2,242		559,506
Allstate Corp. (The)	750		97,830
American International Group, Inc.	2,233		106,291
Aon PLC	625		149,225
Arthur J Gallagher & Co.	452		63,316
Assicurazioni Generali SpA	5,998		120,420
Assurant, Inc.	160		24,989
Aviva PLC	21,360		119,914
Baloise Holding AG	252		39,347
Chubb Ltd.	1,112		176,741
Cincinnati Financial Corp.	360		41,983
CNP Assurances	1,166		19,873
Dai-ichi Life Holdings, Inc.	5,513		101,435
Direct Line Insurance Group PLC	7,419		29,262
Everest Re Group Ltd.	94		23,689
Gjensidige Forsikring ASA	1,087		23,967
Globe Life, Inc.	202		19,240
Hannover Rueck SE	328		54,910
Hartford Financial Services Group, Inc. (The)	865		53,604

Company	Shares	U.S. $ Value

Insurance Australia Group Ltd.	13,402	$51,818
Japan Post Holdings Co., Ltd.(a)	8,467	69,546
Japan Post Insurance Co., Ltd.	1,192	22,056
Legal & General Group PLC	32,444	115,747
Lincoln National Corp.	390	24,508
Loews Corp.	540	29,511
Marsh & McLennan Cos., Inc.	1,320	185,698
Medibank Pvt Ltd.	14,973	35,498
MetLife, Inc.	1,890	113,116
MS&AD Insurance Group Holdings, Inc.	2,392	69,158
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	762	208,834
NN Group NV	1,526	72,087
Phoenix Group Holdings PLC	3,259	30,507
Poste Italiane SpA(b)	2,840	37,589
Principal Financial Group, Inc.	590	37,282
Progressive Corp. (The)	1,465	143,878
Prudential Financial, Inc.	955	97,859
Prudential PLC	14,187	269,919
QBE Insurance Group Ltd.	8,020	64,718
Sampo Oyj–Class A	2,711	124,664
SCOR SE(a)	986	31,389
Sompo Holdings, Inc.	1,691	62,632
Suncorp Group Ltd.	6,962	57,960
Swiss Life Holding AG	174	84,643
Swiss Re AG	1,640	148,129
T&D Holdings, Inc.	2,896	37,581
Tokio Marine Holdings, Inc.	3,404	156,789
Travelers Cos., Inc. (The)	590	88,329
Tryg A/S	1,957	48,069
Unum Group	490	13,916
Willis Towers Watson PLC	287	66,016
WR Berkley Corp.	284	21,138
Zurich Insurance Group AG	818	328,562

		5,805,793

		26,029,349

HEALTH CARE–7.6%
BIOTECHNOLOGY–0.8%
AbbVie, Inc.	4,616	519,946
Alexion Pharmaceuticals, Inc.(a)	580	106,552
Amgen, Inc.	1,478	360,262
Argenx SE(a)	250	75,621
Biogen, Inc.(a)	365	126,389
CSL Ltd.	2,474	529,111
Genmab A/S(a)	357	146,278
Gilead Sciences, Inc.	3,275	225,517
Grifols SA	1,621	43,956

6

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

Incyte Corp.(a)	490	$41,224
PeptiDream, Inc.(a)	441	21,552
Regeneron Pharmaceuticals, Inc.(a)	302	168,679
Vertex Pharmaceuticals, Inc.(a)	667	134,487

		2,499,574

HEALTH CARE EQUIPMENT & SUPPLIES–1.8%
Abbott Laboratories	4,576	530,496
ABIOMED, Inc.(a)	108	33,708
Alcon, Inc.	2,717	190,564
Align Technology, Inc.(a)	240	146,640
Ambu A/S	910	35,015
Asahi Intecc Co., Ltd.	1,041	24,889
Baxter International, Inc.	1,240	99,820
Becton Dickinson and Co.	788	191,634
BioMerieux	262	30,442
Boston Scientific Corp.(a)	3,660	156,502
Carl Zeiss Meditec AG	219	42,334
Cochlear Ltd.	358	67,543
Coloplast A/S–Class B	646	106,062
Cooper Cos., Inc. (The)	111	43,986
Danaher Corp.	1,640	440,110
Demant A/S(a)	589	33,193
DENTSPLY SIRONA, Inc.	546	34,540
DexCom, Inc.(a)	259	110,593
DiaSorin SpA	137	25,923
Edwards Lifesciences Corp.(a)	1,570	162,605
Fisher & Paykel Healthcare Corp., Ltd.	3,133	68,156
GN Store Nord A/S	696	60,865
Hologic, Inc.(a)	620	41,366
Hoya Corp.	2,048	270,890
IDEXX Laboratories, Inc.(a)	283	178,729
Intuitive Surgical, Inc.(a)	355	326,472
Koninklijke Philips NV	4,953	245,838
Medtronic PLC	3,479	431,848
Olympus Corp.	6,280	124,915
ResMed, Inc.	366	90,226
Sartorius AG (Preference Shares)	143	74,433
Siemens Healthineers AG(b)	1,461	89,579
Smith & Nephew PLC	4,768	103,405
Sonova Holding AG	300	112,996
STERIS PLC	391	80,663
Straumann Holding AG	57	90,917
Stryker Corp.	865	224,666
Sysmex Corp.	891	105,703
Teleflex, Inc.	111	44,599
Terumo Corp.	3,451	139,774
West Pharmaceutical Services, Inc.	231	82,952
Zimmer Biomet Holdings, Inc.	525	84,430

		5,580,021

Company	Shares	U.S. $ Value

HEALTH CARE PROVIDERS & SERVICES–0.9%
AmerisourceBergen Corp.–Class A	335	$38,354
Amplifon SpA	677	33,473
Anthem, Inc.	610	232,898
Cardinal Health, Inc.	665	37,965
Centene Corp.(a)	1,436	104,727
Cigna Corp.	911	215,971
CVS Health Corp.	3,389	282,778
DaVita, Inc.(a)	100	12,043
Fresenius Medical Care AG & Co. KGaA	1,115	92,652
Fresenius SE & Co. KGaA	2,273	118,628
HCA Healthcare, Inc.	670	138,516
Henry Schein, Inc.(a)	290	21,515
Humana, Inc.	385	170,447
Laboratory Corp. of America Holdings(a)	225	62,066
McKesson Corp.	415	79,365
Medipal Holdings Corp.	933	17,838
Orpea SA(a)	313	39,849
Quest Diagnostics, Inc.	300	39,591
Ramsay Health Care Ltd.	995	46,945
Ryman Healthcare Ltd.	2,310	21,198
Sonic Healthcare Ltd.	2,468	71,117
UnitedHealth Group, Inc.	2,455	983,080
Universal Health Services, Inc.–Class B	150	21,964

		2,882,980

HEALTH CARE TECHNOLOGY–0.1%
Cerner Corp.	730	57,057
M3, Inc.	2,430	177,046

		234,103

LIFE SCIENCES TOOLS & SERVICES–0.6%
Agilent Technologies, Inc.	745	110,118
Bio-Rad Laboratories, Inc.–Class A(a)	96	61,852
Charles River Laboratories International, Inc.(a)	122	45,130
Eurofins Scientific SE(a)	762	87,157
Illumina, Inc.(a)	381	180,293
IQVIA Holdings, Inc.(a)	546	132,307
Lonza Group AG	405	287,127
Mettler-Toledo International, Inc.(a)	100	138,534
PerkinElmer, Inc.	305	47,095
QIAGEN NV(a)	1,255	60,665
Sartorius Stedim Biotech	160	75,727
Thermo Fisher Scientific, Inc.	1,085	547,350
Waters Corp.(a)	195	67,394

		1,840,749

7

DYNAMIC ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

PHARMACEUTICALS–3.4%
Astellas Pharma, Inc.	10,085	$175,748
AstraZeneca PLC	7,137	857,469
Bayer AG	5,341	324,707
Bristol-Myers Squibb Co.	5,815	388,558
Catalent, Inc.(a)	391	42,275
Chugai Pharmaceutical Co., Ltd.	3,583	142,018
Daiichi Sankyo Co., Ltd.	9,158	197,566
Eisai Co., Ltd.	1,345	132,183
Eli Lilly & Co.	2,123	487,271
GlaxoSmithKline PLC	27,353	537,735
Hikma Pharmaceuticals PLC	939	31,777
Hisamitsu Pharmaceutical Co., Inc.	255	12,590
Ipsen SA	243	25,286
Johnson & Johnson	6,895	1,135,882
Kyowa Kirin Co., Ltd.	1,405	49,969
Merck & Co., Inc.	6,635	516,004
Merck KGaA	703	134,889
Nippon Shinyaku Co., Ltd.	306	24,345
Novartis AG	12,072	1,101,287
Novo Nordisk A/S–Class B	9,362	783,680
Ono Pharmaceutical Co., Ltd.	1,994	44,467
Organon & Co.(a)	623	18,852
Orion Oyj–Class B	576	24,765
Otsuka Holdings Co., Ltd.	2,078	86,283
Perrigo Co. PLC	272	12,471
Pfizer, Inc.	14,654	573,851
Recordati Industria Chimica e Farmaceutica SpA	568	32,491
Roche Holding AG	3,994	1,510,286
Sanofi	6,198	651,178
Santen Pharmaceutical Co., Ltd.	1,908	26,333
Shionogi & Co., Ltd.	1,359	70,826
Sumitomo Dainippon Pharma Co., Ltd.	895	18,772
Taisho Pharmaceutical Holdings Co., Ltd.	103	5,514
Takeda Pharmaceutical Co., Ltd.	8,543	286,708
Teva Pharmaceutical Industries Ltd. (Sponsored ADR)(a)	5,961	59,014
UCB SA	687	71,951
Viatris, Inc.	3,126	44,670
Vifor Pharma AG	265	34,335
Zoetis, Inc.	1,226	228,477

		10,902,483

		23,939,910

CONSUMER DISCRETIONARY–7.6%
AUTO COMPONENTS–0.3%
Aisin Corp.	743	31,858
Aptiv PLC(a)	691	108,715
BorgWarner, Inc.	570	27,668
Bridgestone Corp.	3,068	139,448

Company	Shares	U.S. $ Value

Cie Generale des Etablissements Michelin SCA–Class B	946	$150,977
Continental AG(a)	598	87,979
Denso Corp.	2,360	160,932
Faurecia SE	714	35,101
Koito Manufacturing Co., Ltd.	531	33,040
Stanley Electric Co., Ltd.	660	19,068
Sumitomo Electric Industries Ltd.	4,019	59,360
Toyota Industries Corp.	806	69,699
Valeo SA	1,372	41,384

		965,229

AUTOMOBILES–1.5%
Bayerische Motoren Werke AG	1,800	190,828
Bayerische Motoren Werke AG (Preference Shares)	309	27,797
Daimler AG	4,653	415,786
Ferrari NV	686	141,622
Ford Motor Co.(a)	10,270	152,612
General Motors Co.(a)	3,286	194,433
Honda Motor Co., Ltd.	8,823	283,776
Isuzu Motors Ltd.	2,912	38,641
Mazda Motor Corp.(a)	3,065	28,917
Nissan Motor Co., Ltd.(a)	12,579	62,665
Porsche Automobil Holding SE (Preference Shares)	833	89,423
Renault SA(a)	1,137	46,091
Stellantis NV	11,025	216,899
Subaru Corp.	3,281	65,028
Suzuki Motor Corp.	1,981	83,954
Tesla, Inc.(a)	2,100	1,427,370
Toyota Motor Corp.	11,494	1,004,737
Volkswagen AG	177	58,174
Volkswagen AG (Preference Shares)	1,009	252,988
Yamaha Motor Co., Ltd.	1,495	40,607

		4,822,348

DISTRIBUTORS–0.0%
Genuine Parts Co.	310	39,206
LKQ Corp.(a)	714	35,143
Pool Corp.	81	37,151

		111,500

HOTELS, RESTAURANTS & LEISURE–1.1%
Accor SA(a)	1,022	38,226
Aristocrat Leisure Ltd.	3,124	100,851
Booking Holdings, Inc.(a)	107	234,126
Caesars Entertainment, Inc.(a)	528	54,780
Carnival Corp.(a)	2,005	52,852
Chipotle Mexican Grill, Inc.–Class A(a)	104	161,235
Compass Group PLC(a)	9,698	204,317

8

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

Crown Resorts Ltd.(a)	2,024	$18,066
Darden Restaurants, Inc.	270	39,417
Domino’s Pizza Enterprises Ltd.	329	29,751
Domino’s Pizza, Inc.	173	80,703
Entain PLC(a)	3,181	76,864
Evolution AB(b)	924	146,160
Expedia Group, Inc.(a)	382	62,537
Flutter Entertainment PLC(a)	905	164,100
Galaxy Entertainment Group Ltd.(a)	11,343	90,700
Genting Singapore Ltd.	32,869	20,473
Hilton Worldwide Holdings, Inc.(a)	716	86,364
InterContinental Hotels Group PLC(a)	993	66,184
La Francaise des Jeux SAEM(b)	586	34,467
Las Vegas Sands Corp.(a)	847	44,628
Marriott International, Inc./MD–Class A(a)	671	91,605
McDonald’s Corp.	2,000	461,980
McDonald’s Holdings Co. Japan Ltd.	392	17,274
Melco Resorts & Entertainment Ltd. (ADR)(a)	1,167	19,337
MGM Resorts International	990	42,223
Norwegian Cruise Line Holdings Ltd.(a)	881	25,910
Oriental Land Co., Ltd./Japan	1,081	154,005
Penn National Gaming, Inc.(a)(c)	362	27,689
Royal Caribbean Cruises Ltd.(a)(c)	527	44,943
Sands China Ltd.(a)	12,620	53,120
SJM Holdings Ltd.(a)	10,697	11,677
Sodexo SA(a)	524	48,973
Starbucks Corp.	2,991	334,424
Tabcorp Holdings Ltd.	12,054	46,769
Whitbread PLC(a)	1,097	47,421
Wynn Macau Ltd.(a)	7,889	12,409
Wynn Resorts Ltd.(a)	210	25,683
Yum! Brands, Inc.	715	82,246

		3,354,489

HOUSEHOLD DURABLES–0.5%
Barratt Developments PLC	5,536	53,304
Berkeley Group Holdings PLC	667	42,411
Casio Computer Co., Ltd.	1,030	17,283
DR Horton, Inc.	835	75,459
Electrolux AB–Class B	1,226	33,975
Garmin Ltd.	320	46,285
Husqvarna AB–Class B	2,273	30,209
Iida Group Holdings Co., Ltd.	711	18,288
Leggett & Platt, Inc.	275	14,248

Company	Shares	U.S. $ Value

Lennar Corp.–Class A	700	$69,545
Mohawk Industries, Inc.(a)	150	28,829
Newell Brands, Inc.	975	26,783
NVR, Inc.(a)	20	99,466
Panasonic Corp.	11,971	137,840
Persimmon PLC	1,734	71,031
PulteGroup, Inc.	665	36,289
Rinnai Corp.	221	21,035
SEB SA	172	31,115
Sekisui Chemical Co., Ltd.	1,983	33,953
Sekisui House Ltd.	3,289	67,539
Sharp Corp./Japan	1,097	18,098
Sony Group Corp.	6,834	662,674
Taylor Wimpey PLC	19,820	43,619
Whirlpool Corp.(c)	200	43,604

		1,722,882

INTERNET & DIRECT MARKETING RETAIL–1.6%
Amazon.com, Inc.(a)	1,123	3,863,300
Delivery Hero SE(a)(b)	854	112,836
eBay, Inc.	1,615	113,389
Etsy, Inc.(a)	339	69,780
HelloFresh SE(a)	898	87,294
Just Eat Takeaway.com NV(a)(b)	975	90,171
Mercari, Inc.(a)	468	24,740
Ocado Group PLC(a)	2,646	73,315
Prosus NV(a)	2,650	259,614
Rakuten, Inc.	4,613	52,086
Zalando SE (Stockholm)(a)(d)(e)	435	52,685
Zalando SE (Frankfurt)(a)(b)	902	109,088
ZOZO, Inc.	671	22,751

		4,931,049

LEISURE PRODUCTS–0.1%
Bandai Namco Holdings, Inc.	1,079	74,677
Hasbro, Inc.	250	23,630
Shimano, Inc.	460	109,445
Yamaha Corp.	694	37,675

		245,427

MULTILINE RETAIL–0.3%
Dollar General Corp.	610	131,998
Dollar Tree, Inc.(a)	538	53,531
Next PLC(a)	723	78,686
Pan Pacific International Holdings Corp.	2,171	45,146
Ryohin Keikaku Co., Ltd.	1,326	27,817
Target Corp.	1,315	317,888
Wesfarmers Ltd.	6,164	273,269

		928,335

SPECIALTY RETAIL–1.0%
ABC-Mart, Inc.	194	11,158
Advance Auto Parts, Inc.	181	37,130
AutoZone, Inc.(a)	105	156,683

9

DYNAMIC ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

Best Buy Co., Inc.	500	$57,490
CarMax, Inc.(a)	420	54,243
Chow Tai Fook Jewellery Group Ltd.	10,000	22,848
Fast Retailing Co., Ltd.	319	239,788
Gap, Inc. (The)	505	16,993
H & M Hennes & Mauritz AB–Class B(a)	3,970	94,285
Hikari Tsushin, Inc.	186	32,689
Home Depot, Inc. (The)	2,820	899,270
Industria de Diseno Textil SA	5,930	209,369
JD Sports Fashion PLC	2,804	35,683
Kingfisher PLC	11,476	57,921
L Brands, Inc.	525	37,832
Lowe’s Cos., Inc.	1,860	360,784
Nitori Holdings Co., Ltd.	413	72,935
O’Reilly Automotive, Inc.(a)	240	135,890
Ross Stores, Inc.	850	105,400
TJX Cos., Inc. (The)	3,140	211,699
Tractor Supply Co.	315	58,609
Ulta Beauty, Inc.(a)	152	52,557
USS Co., Ltd.	1,153	20,155
Yamada Holdings Co., Ltd.	3,657	16,910

		2,998,321

TEXTILES, APPAREL & LUXURY GOODS–1.2%
adidas AG	1,036	386,591
Burberry Group PLC(a)	2,200	62,918
Cie Financiere Richemont SA	2,838	344,047
EssilorLuxottica SA	1,574	290,770
Hanesbrands, Inc.(c)	847	15,813
Hermes International	175	255,380
Kering SA	413	361,878
LVMH Moet Hennessy Louis Vuitton SE	1,515	1,191,785
Moncler SpA	1,053	71,381
NIKE, Inc.–Class B	3,300	509,817
Pandora A/S	544	73,393
Puma SE	574	68,507
PVH Corp.(a)	95	10,221
Ralph Lauren Corp.	90	10,603
Swatch Group AG (The)	158	54,260
Swatch Group AG (The) (REG)	286	18,885
Tapestry, Inc.(a)	730	31,740
Under Armour, Inc.–Class A(a)	427	9,031
Under Armour, Inc.–Class C(a)	454	8,431
VF Corp.	800	65,632

		3,841,083

		23,920,663

Company	Shares	U.S. $ Value

INDUSTRIALS–7.0%
AEROSPACE & DEFENSE–0.8%
Airbus SE(a)	3,227	$415,808
BAE Systems PLC	17,506	126,499
Boeing Co. (The)(a)	1,480	354,549
Dassault Aviation SA	17	20,026
Elbit Systems Ltd.	144	18,655
General Dynamics Corp.	550	103,543
Howmet Aerospace, Inc.(a)	1,016	35,021
Huntington Ingalls Industries, Inc.	79	16,649
L3Harris Technologies, Inc.	557	120,396
Lockheed Martin Corp.	610	230,793
MTU Aero Engines AG	290	71,904
Northrop Grumman Corp.	420	152,641
Raytheon Technologies Corp.	3,920	334,415
Rolls-Royce Holdings PLC(a)	45,494	62,282
Safran SA	1,885	261,606
Singapore Technologies Engineering Ltd.	7,908	22,818
Teledyne Technologies, Inc.(a)	105	43,977
Textron, Inc.	505	34,729
Thales SA	619	63,247
TransDigm Group, Inc.(a)	163	105,508

		2,595,066

AIR FREIGHT & LOGISTICS–0.5%
CH Robinson Worldwide, Inc.	265	24,823
Deutsche Post AG	5,389	367,016
DSV PANALPINA A/S	1,126	262,851
Expeditors International of Washington, Inc.	420	53,172
FedEx Corp.	665	198,390
InPost SA(a)	1,087	21,816
Kuehne & Nagel International AG	294	100,624
SG Holdings Co., Ltd.	1,652	43,380
United Parcel Service, Inc.–Class B	1,865	387,864
Yamato Holdings Co., Ltd.	1,496	42,507

		1,502,443

AIRLINES–0.1%
Alaska Air Group, Inc.(a)	243	14,655
American Airlines Group, Inc.(a)	1,582	33,554
ANA Holdings, Inc.(a)	795	18,684
Delta Air Lines, Inc.(a)	1,592	68,870
Deutsche Lufthansa AG(a)	1,624	18,263
Japan Airlines Co., Ltd.(a)	758	16,413
Qantas Airways Ltd.(a)	5,024	17,539
Singapore Airlines Ltd.(a)	6,936	25,012
Southwest Airlines Co.(a)	1,505	79,901

10

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

United Airlines Holdings, Inc.(a)	772	$40,368

		333,259

BUILDING PRODUCTS–0.5%
A O Smith Corp.	255	18,375
AGC, Inc.	1,022	42,812
Allegion PLC	185	25,770
Assa Abloy AB–Class B	5,449	164,276
Carrier Global Corp.	2,125	103,275
Cie de Saint-Gobain	2,810	185,448
Daikin Industries Ltd.	1,419	264,430
Fortune Brands Home & Security, Inc.	271	26,994
Geberit AG	202	151,737
Johnson Controls International PLC	1,792	122,985
Kingspan Group PLC	839	79,297
Lixil Corp.	1,372	35,504
Masco Corp.	635	37,408
Nibe Industrier AB	7,750	81,665
Otis Worldwide Corp.	1,012	82,751
ROCKWOOL International A/S	47	22,890
TOTO Ltd.	761	39,430
Xinyi Glass Holdings Ltd.	9,186	37,428

		1,522,475

COMMERCIAL SERVICES & SUPPLIES–0.2%
Brambles Ltd.	7,993	68,596
Cintas Corp.	285	108,870
Copart, Inc.(a)	491	64,729
Dai Nippon Printing Co., Ltd.	1,166	24,674
Rentokil Initial PLC	10,081	69,047
Republic Services, Inc.–Class A	500	55,005
Rollins, Inc.	481	16,450
Secom Co., Ltd.	1,170	89,178
Securitas AB–Class B	1,702	26,886
Sohgo Security Services Co., Ltd.	336	15,308
TOPPAN, inc.	1,336	21,485
Waste Management, Inc.	1,015	142,212

		702,440

CONSTRUCTION & ENGINEERING–0.3%
ACS Actividades de Construccion y Servicios SA	1,266	33,939
Bouygues SA	1,343	49,745
Eiffage SA	491	50,012
Epiroc AB	5,703	123,183
Ferrovial SA	2,611	76,733
Kajima Corp.	2,403	30,494
Obayashi Corp.	3,484	27,777

Company	Shares	U.S. $ Value

Quanta Services, Inc.	315	$28,530
Shimizu Corp.	2,917	22,417
Skanska AB–Class B	1,849	49,089
Taisei Corp.	1,000	32,820
Vinci SA	2,930	313,211

		837,950

ELECTRICAL EQUIPMENT–0.7%
ABB Ltd.	9,430	320,381
AMETEK, Inc.	599	79,966
Eaton Corp. PLC	964	142,845
Emerson Electric Co.	1,540	148,210
Fuji Electric Co., Ltd.	630	29,407
Generac Holdings, Inc.(a)	180	74,727
Legrand SA	1,492	158,127
Mitsubishi Electric Corp.	9,858	143,111
Nidec Corp.	2,483	285,521
Prysmian SpA	1,384	49,666
Rockwell Automation, Inc.	330	94,387
Schneider Electric SE	2,954	465,682
Siemens Energy AG(a)	2,172	65,427
Siemens Gamesa Renewable Energy SA(a)	1,296	43,330
Vestas Wind Systems A/S	5,490	214,505

		2,315,292

INDUSTRIAL CONGLOMERATES–0.8%
3M Co.	1,475	292,979
CK Hutchison Holdings Ltd.	14,047	109,353
DCC PLC	536	43,906
General Electric Co.	22,979	309,298
Hitachi Ltd.	5,222	299,258
Honeywell International, Inc.	1,845	404,701
Investment AB Latour–Class B	804	26,397
Jardine Matheson Holdings Ltd.	940	60,084
Keppel Corp., Ltd.	6,974	28,439
Melrose Industries PLC	26,414	56,857
Roper Technologies, Inc.	295	138,709
Siemens AG	4,159	660,361
Smiths Group PLC	2,154	47,439
Toshiba Corp.	2,145	92,666

		2,570,447

MACHINERY–1.4%
Alfa Laval AB	1,710	60,440
Alstom SA(a)	1,591	80,386
Atlas Copco AB–Class A	3,651	224,202
Atlas Copco AB–Class B	2,121	111,706
Caterpillar, Inc.	1,405	305,770
CNH Industrial NV	5,563	92,277
Cummins, Inc.	350	85,334
Daifuku Co., Ltd.	502	45,546
Deere & Co.	805	283,932
Dover Corp.	335	50,451
FANUC Corp.	1,108	265,696

11

DYNAMIC ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

Fortive Corp.	870	$60,674
GEA Group AG	834	33,794
Harmonic Drive Systems, Inc.	186	10,222
Hino Motors Ltd.	1,559	13,790
Hitachi Construction Machinery Co., Ltd.	558	17,089
Hoshizaki Corp.	251	21,323
IDEX Corp.	222	48,851
Illinois Tool Works, Inc.	765	171,023
Ingersoll Rand, Inc.(a)	919	44,856
KION Group AG	392	41,850
Knorr-Bremse AG	395	45,447
Komatsu Ltd.	4,700	116,436
Kone Oyj–Class B	1,848	150,823
Kubota Corp.	5,551	112,295
Kurita Water Industries Ltd.	479	23,025
Makita Corp.	1,195	56,269
MINEBEA MITSUMI, Inc.	1,933	51,072
MISUMI Group, Inc.	1,530	51,778
Mitsubishi Heavy Industries Ltd.	1,655	48,859
Miura Co., Ltd.	381	16,544
Nabtesco Corp.	603	22,749
NGK Insulators Ltd.	1,396	23,494
NSK Ltd.	2,092	17,695
PACCAR, Inc.	910	81,218
Parker-Hannifin Corp.	395	121,308
Pentair PLC	430	29,021
Rational AG	28	25,367
Sandvik AB	6,138	156,946
Schindler Holding AG	222	67,940
Schindler Holding AG (REG)	110	32,188
SKF AB–Class B	2,074	52,862
SMC Corp.	310	183,394
Snap-on, Inc.	120	26,812
Spirax-Sarco Engineering PLC	401	75,527
Stanley Black & Decker, Inc.	415	85,071
Techtronic Industries Co., Ltd.	7,244	126,241
THK Co., Ltd.	573	17,100
Trane Technologies PLC	575	105,881
Volvo AB	1,088	27,004
Volvo AB–Class B	7,772	187,301
Wartsila Oyj Abp	2,573	38,227
Westinghouse Air Brake Technologies Corp.	465	38,270
Xylem, Inc./NY	385	46,185

		4,329,561

MARINE–0.1%
AP Moller–Maersk A/S–Class A	18	50,069
AP Moller–Maersk A/S–Class B	34	97,883
Nippon Yusen KK	863	43,795

		191,747

Company	Shares	U.S. $ Value

PROFESSIONAL SERVICES–0.5%
Adecco Group AG	842	$57,291
Bureau Veritas SA(a)	1,721	54,493
Equifax, Inc.	355	85,026
Experian PLC	4,987	192,544
Intertek Group PLC	877	67,121
Jacobs Engineering Group, Inc.	265	35,356
Leidos Holdings, Inc.	295	29,825
Nielsen Holdings PLC	866	21,364
Nihon M&A Center, Inc.	1,597	41,363
Persol Holdings Co., Ltd.	881	17,397
Randstad NV	650	49,829
Recruit Holdings Co., Ltd.	7,286	357,296
RELX PLC (London)	10,506	278,584
Robert Half International, Inc.	285	25,356
SGS SA	33	101,886
Teleperformance	330	134,010
Verisk Analytics, Inc.–Class A	400	69,888
Wolters Kluwer NV	1,455	146,248

		1,764,877

ROAD & RAIL–0.5%
Aurizon Holdings Ltd.	10,083	28,085
Central Japan Railway Co.	784	119,129
CSX Corp.	5,940	190,555
East Japan Railway Co.	1,593	113,603
Hankyu Hanshin Holdings, Inc.	1,238	38,214
JB Hunt Transport Services, Inc.	153	24,931
Kansas City Southern	220	62,342
Keio Corp.	516	30,375
Keisei Electric Railway Co., Ltd.	651	20,812
Kintetsu Group Holdings Co., Ltd.(a)	928	32,618
MTR Corp., Ltd.	7,764	43,230
Nippon Express Co., Ltd.	441	33,628
Norfolk Southern Corp.	620	164,554
Odakyu Electric Railway Co., Ltd.	1,526	38,598
Old Dominion Freight Line, Inc.	203	51,521
Tobu Railway Co., Ltd.	982	25,418
Tokyu Corp.	2,653	36,108
Union Pacific Corp.	1,690	371,682
West Japan Railway Co.	848	48,459

		1,473,862

TRADING COMPANIES & DISTRIBUTORS–0.5%
Ashtead Group PLC	2,443	181,584
Brenntag SE	840	78,181
Bunzl PLC	1,832	60,605
Fastenal Co.	1,430	74,360

12

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

Ferguson PLC	1,224	$170,292
ITOCHU Corp.	6,401	184,699
Marubeni Corp.	8,408	73,221
Mitsubishi Corp.	6,811	186,051
Mitsui & Co., Ltd.	8,331	187,661
MonotaRO Co., Ltd.	1,332	31,388
Reece Ltd.	1,580	27,980
Sumitomo Corp.	6,089	81,644
Toyota Tsusho Corp.	1,092	51,830
United Rentals, Inc.(a)	200	63,802
WW Grainger, Inc.	130	56,940

		1,510,238

TRANSPORTATION INFRASTRUCTURE–0.1%
Aena SME SA(a)(b)	408	66,945
Aeroports de Paris(a)	189	24,670
Atlantia SpA(a)	2,693	48,900
Auckland International Airport Ltd.(a)	6,805	34,572
Getlink SE	2,646	41,323
Sydney Airport(a)	7,189	31,193
Transurban Group	14,886	158,760

		406,363

		22,056,020

COMMUNICATION SERVICES–4.9%
DIVERSIFIED TELECOMMUNICATION SERVICES–1.3%
AT&T, Inc.	18,627	536,085
BT Group PLC(a)	48,527	130,409
Cellnex Telecom SA(b)	2,770	176,674
Charter Communications, Inc.–Class A(a)(c)	443	319,602
Comcast Corp.–Class A	12,002	684,354
Deutsche Telekom AG	18,121	383,259
Elisa Oyj	773	46,129
Eurazeo SE	260	22,669
HKT Trust & HKT Ltd.–Class SS	19,744	26,893
Iliad SA	106	15,531
Infrastrutture Wireless Italiane SpA(b)	1,827	20,631
Koninklijke KPN NV	18,280	57,173
Lumen Technologies, Inc.	2,562	34,818
Nippon Telegraph & Telephone Corp.	6,967	182,153
Orange SA	11,182	127,618
Proximus SADP	827	15,985
Singapore Telecommunications Ltd.	44,733	76,320
Spark New Zealand Ltd.	10,068	33,795
Swisscom AG	141	80,566
Telecom Italia SpA/Milano	54,174	26,955
Telecom Italia SpA/Milano (Savings Shares)	32,772	17,384
Telefonica Deutschland Holding AG	5,660	14,941

Company	Shares	U.S. $ Value

Telefonica SA	30,649	$143,052
Telenor ASA	3,804	64,155
Telia Co. AB	14,452	64,188
Telstra Corp., Ltd.	22,632	63,831
United Internet AG	527	21,553
Verizon Communications, Inc.	10,805	605,404
Washington H Soul Pattinson & Co., Ltd.	585	14,794

		4,006,921

ENTERTAINMENT–0.9%
Activision Blizzard, Inc.	2,015	192,312
Bollore SA	5,537	29,703
Capcom Co., Ltd.	868	25,370
Electronic Arts, Inc.	665	95,647
Embracer Group AB(a)	1,394	37,692
Koei Tecmo Holdings Co., Ltd.	323	15,703
Konami Holdings Corp.	530	31,742
Live Nation Entertainment, Inc.(a)(c)	316	27,678
Netflix, Inc.(a)	1,192	629,626
Nexon Co., Ltd.	2,640	58,752
Nintendo Co., Ltd.	697	403,335
Sea Ltd. (ADR)(a)	75	20,595
Square Enix Holdings Co., Ltd.	418	20,643
Take-Two Interactive Software, Inc.(a)	235	41,600
Toho Co., Ltd./Tokyo	596	24,574
Ubisoft Entertainment SA(a)	561	39,196
Vivendi SE	3,984	133,859
Walt Disney Co. (The)(a)	4,759	836,489

		2,664,516

INTERACTIVE MEDIA & SERVICES–2.0%
Adevinta ASA–Class B(a)	1,489	28,563
Alphabet, Inc.–Class A(a)	789	1,926,572
Alphabet, Inc.–Class C(a)	745	1,867,208
Auto Trader Group PLC(a)	5,252	45,997
Facebook, Inc.–Class A(a)	6,317	2,196,484
Kakaku.com, Inc.	696	20,939
REA Group Ltd.	287	36,366
Scout24 AG(b)	487	41,090
SEEK Ltd.	1,823	45,318
Twitter, Inc.(a)	2,036	140,097
Z Holdings Corp.	14,335	71,739

		6,420,373

MEDIA–0.2%
CyberAgent, Inc.	2,104	45,061
Dentsu Group, Inc.	1,126	40,398
Discovery, Inc.– Class A(a)(c)	385	11,812
Discovery, Inc.–Class C(a)	704	20,402
DISH Network Corp.–Class A(a)(c)	556	23,241

13

DYNAMIC ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

Fox Corp.–Class A	800	$29,704
Fox Corp.–Class B	382	13,446
Hakuhodo DY Holdings, Inc.	1,181	18,393
Informa PLC(a)	8,167	56,759
Interpublic Group of Cos., Inc. (The)	1,025	33,302
News Corp.–Class A	928	23,914
News Corp.–Class B	317	7,719
Omnicom Group, Inc.	510	40,795
Pearson PLC	4,097	47,181
Publicis Groupe SA	1,273	81,466
Schibsted ASA	397	19,152
Schibsted ASA–Class B	529	22,032
ViacomCBS, Inc.–Class B	1,488	67,258
WPP PLC	6,662	90,056

		692,091

WIRELESS TELECOMMUNICATION SERVICES–0.5%
KDDI Corp.	8,768	273,173
Softbank Corp.	15,587	203,800
SoftBank Group Corp.	6,762	471,594
T-Mobile US, Inc.(a)	1,501	217,390
Tele2 AB–Class B	2,723	37,125
Vodafone Group PLC	145,896	244,526

		1,447,608

		15,231,509

CONSUMER STAPLES–4.8%
BEVERAGES–1.1%
Anheuser-Busch InBev SA/NV	4,143	298,664
Asahi Group Holdings Ltd.	2,464	115,164
Brown-Forman Corp.–Class B	392	29,377
Budweiser Brewing Co. APAC Ltd.(b)	9,337	29,400
Carlsberg AS–Class B	560	104,505
Coca-Cola Co. (The)	10,120	547,593
Coca-Cola European Partners PLC	1,113	66,023
Coca-Cola HBC AG(a)	1,089	39,418
Constellation Brands, Inc.–Class A	470	109,928
Davide Campari-Milano NV	2,842	38,095
Diageo PLC	12,720	609,650
Heineken Holding NV	626	63,169
Heineken NV	1,409	171,052
Ito En Ltd.	276	16,381
Kirin Holdings Co., Ltd.	4,428	86,416
Molson Coors Beverage Co.–Class B(a)	400	21,476
Monster Beverage Corp.(a)	920	84,042
PepsiCo, Inc.	3,625	537,116
Pernod Ricard SA	1,158	257,380
Remy Cointreau SA	144	29,739

Company	Shares	U.S. $ Value

Suntory Beverage & Food Ltd.	738	$27,817
Treasury Wine Estates Ltd.	3,922	34,342

		3,316,747

FOOD & STAPLES RETAILING–0.8%
Aeon Co., Ltd.	3,525	94,628
Carrefour SA	3,529	69,449
Coles Group Ltd.	7,252	92,896
Cosmos Pharmaceutical Corp.	178	26,154
Costco Wholesale Corp.	1,165	460,956
Etablissements Franz Colruyt NV	296	16,552
ICA Gruppen AB	546	25,411
J Sainsbury PLC	9,070	34,138
Jeronimo Martins SGPS SA	1,368	24,948
Kesko Oyj–Class B	1,484	54,799
Kobe Bussan Co., Ltd.	696	21,928
Koninklijke Ahold Delhaize NV	5,685	169,297
Kroger Co. (The)	1,920	73,555
Lawson, Inc.	246	11,394
Seven & i Holdings Co., Ltd.	4,012	192,178
Sysco Corp.	1,325	103,019
Tesco PLC	42,036	129,857
Tsuruha Holdings, Inc.	230	26,769
Walgreens Boots Alliance, Inc.	1,875	98,644
Walmart, Inc.	3,563	502,454
Welcia Holdings Co., Ltd.	440	14,387
Wm Morrison Supermarkets PLC	13,101	44,708
Woolworths Group Ltd.	6,879	196,852

		2,484,973

FOOD PRODUCTS–1.2%
a2 Milk Co., Ltd. (The)(a)	4,037	18,165
Ajinomoto Co., Inc.	2,458	63,858
Archer-Daniels-Midland Co.	1,375	83,325
Associated British Foods PLC	1,936	59,429
Barry Callebaut AG	20	46,481
Campbell Soup Co.	475	21,655
Chocoladefabriken Lindt & Spruengli AG	6	59,692
Chocoladefabriken Lindt & Spruengli AG (REG)	1	104,728
Conagra Brands, Inc.	1,165	42,383
Danone SA	3,604	253,559
General Mills, Inc.	1,505	91,700
Hershey Co. (The)	350	60,963
Hormel Foods Corp.	650	31,037
JDE Peet’s NV(a)	407	14,773
JM Smucker Co. (The)(c)	195	25,266
Kellogg Co.	615	39,563
Kerry Group PLC–Class A	865	120,936

14

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

Kikkoman Corp.	795	$52,429
Kraft Heinz Co. (The)	1,678	68,429
Lamb Weston Holdings, Inc.	340	27,424
McCormick & Co., Inc./MD	600	52,992
MEIJI Holdings Co., Ltd.	620	37,153
Mondelez International, Inc.–Class A	3,645	227,594
Mowi ASA	2,389	60,823
Nestle SA	15,664	1,952,471
NH Foods Ltd.	433	16,832
Nisshin Seifun Group, Inc.	1,062	15,570
Nissin Foods Holdings Co., Ltd.	364	26,211
Orkla ASA	4,083	41,610
Toyo Suisan Kaisha Ltd.	390	15,032
Tyson Foods, Inc.–Class A	675	49,788
WH Group Ltd.(b)	51,359	46,100
Wilmar International Ltd.	10,113	33,906
Yakult Honsha Co., Ltd.	642	36,352

		3,898,229

HOUSEHOLD PRODUCTS–0.6%
Church & Dwight Co., Inc.	576	49,087
Clorox Co. (The)	270	48,576
Colgate-Palmolive Co.	2,180	177,343
Essity AB–Class B	3,308	109,727
Henkel AG & Co. KGaA	565	52,030
Henkel AG & Co. KGaA (Preference Shares)	969	102,340
Kimberly-Clark Corp.	805	107,693
Lion Corp.	1,198	20,307
Pigeon Corp.	529	14,920
Procter & Gamble Co. (The)	6,420	866,250
Reckitt Benckiser Group PLC	3,875	342,357
Unicharm Corp.	2,194	88,375

		1,979,005

PERSONAL PRODUCTS–0.7%
Beiersdorf AG	548	66,147
Estee Lauder Cos., Inc. (The)–Class A	590	187,667
Kao Corp.	2,593	159,885
Kobayashi Pharmaceutical Co., Ltd.	238	20,350
Kose Corp.	196	30,791
L’Oreal SA	1,379	615,853
Pola Orbis Holdings, Inc.	416	10,969
Shiseido Co., Ltd.	2,163	159,540
Unilever PLC	14,295	835,307

		2,086,509

TOBACCO–0.4%
Altria Group, Inc.	4,840	230,771
British American Tobacco PLC	11,850	460,083
Imperial Brands PLC	5,145	110,940
Japan Tobacco, Inc.	6,490	122,650

Company	Shares	U.S. $ Value

Philip Morris International, Inc.	4,000	$396,440
Swedish Match AB	8,818	75,201

		1,396,085

		15,161,548

MATERIALS–3.1%
CHEMICALS–1.6%
Air Liquide SA	2,598	455,559
Air Products and Chemicals, Inc.	600	172,608
Akzo Nobel NV	1,036	128,278
Albemarle Corp.	261	43,968
Arkema SA	365	45,875
Asahi Kasei Corp.	6,775	74,465
BASF SE	4,994	394,225
Celanese Corp.–Class A	308	46,693
CF Industries Holdings, Inc.	550	28,297
Chr Hansen Holding A/S	574	51,805
Clariant AG	1,173	23,357
Corteva, Inc.	1,906	84,531
Covestro AG(b)	1,050	67,891
Croda International PLC	759	77,414
Dow, Inc.	1,956	123,776
DuPont de Nemours, Inc.	1,392	107,755
Eastman Chemical Co.	280	32,690
Ecolab, Inc.	600	123,582
EMS-Chemie Holding AG	39	38,333
Evonik Industries AG	1,140	38,274
FMC Corp.	280	30,296
FUCHS PETROLUB SE (Preference Shares)	377	18,346
Givaudan SA	51	237,416
ICL Group Ltd.	3,829	25,982
International Flavors & Fragrances, Inc.	609	90,985
Johnson Matthey PLC	1,052	44,790
JSR Corp.	1,012	30,742
Kansai Paint Co., Ltd.	878	22,412
Koninklijke DSM NV	937	175,156
LANXESS AG	452	31,020
Linde PLC	1,340	387,394
LyondellBasell Industries NV–Class A	599	61,619
Mitsubishi Chemical Holdings Corp.	6,905	58,099
Mitsubishi Gas Chemical Co., Inc.	807	17,100
Mitsui Chemicals, Inc.	940	32,494
Mosaic Co. (The)	810	25,847
Nippon Paint Holdings Co., Ltd.	3,822	51,704
Nippon Sanso Holdings Corp.	750	15,396
Nissan Chemical Corp.	597	29,181
Nitto Denko Corp.	814	60,619
Novozymes A/S–Class B	1,131	85,333
Orica Ltd.	2,212	21,999
PPG Industries, Inc.	550	93,373

15

DYNAMIC ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

Sherwin-Williams Co. (The)	625	$170,281
Shin-Etsu Chemical Co., Ltd.	1,955	326,995
Sika AG	771	252,609
Solvay SA	403	51,295
Sumitomo Chemical Co., Ltd.	8,072	42,902
Symrise AG	700	97,550
Toray Industries, Inc.	7,453	49,681
Tosoh Corp.	1,316	22,692
Umicore SA	1,071	65,522
Yara International ASA	947	49,902

		4,936,108

CONSTRUCTION MATERIALS–0.2%
CRH PLC	4,268	215,838
HeidelbergCement AG	809	69,458
Holcim Ltd.(a)	2,846	171,068
James Hardie Industries PLC	2,414	81,912
Martin Marietta Materials, Inc.	177	62,270
Vulcan Materials Co.	365	63,536

		664,082

CONTAINERS & PACKAGING–0.1%
AMCOR PLC	3,943	45,187
Avery Dennison Corp.	185	38,894
Ball Corp.	810	65,626
International Paper Co.	1,025	62,843
Packaging Corp. of America	225	30,469
Sealed Air Corp.	390	23,108
Smurfit Kappa Group PLC	1,332	72,439
Westrock Co.	627	33,369

		371,935

METALS & MINING–1.1%
Anglo American PLC	7,040	280,151
Antofagasta PLC	2,144	42,635
ArcelorMittal SA	3,897	119,977
BHP Group Ltd.	16,016	582,667
BHP Group PLC	11,483	339,793
BlueScope Steel Ltd.	2,739	45,007
Boliden AB	1,487	57,219
Endeavour Group Ltd./Australia(a)	6,879	32,450
Evolution Mining Ltd.	9,289	31,385
Evraz PLC	2,772	22,742
Fortescue Metals Group Ltd.	9,207	160,836
Freeport-McMoRan, Inc.	3,745	138,977
Glencore PLC(a)	54,332	233,198
Hitachi Metals Ltd.(a)	1,110	21,212
JFE Holdings, Inc.	2,578	30,245
Newcrest Mining Ltd.	4,439	84,180
Newmont Corp.	2,031	128,725
Nippon Steel Corp.	4,595	77,693
Norsk Hydro ASA	7,311	46,676
Northern Star Resources Ltd.	6,009	44,131
Nucor Corp.	710	68,110

Company	Shares	U.S. $ Value

Rio Tinto Ltd.	2,018	$191,317
Rio Tinto PLC	6,102	503,949
South32 Ltd.	25,992	57,000
Sumitomo Metal Mining Co., Ltd.	1,272	49,469
voestalpine AG	630	25,697

		3,415,441

PAPER & FOREST PRODUCTS–0.1%
Mondi PLC	2,639	69,480
Oji Holdings Corp.	4,381	25,176
Stora Enso Oyj–Class R	3,162	57,741
Svenska Cellulosa AB SCA–Class B	3,294	54,029
UPM-Kymmene Oyj	2,901	109,826

		316,252

		9,703,818

ENERGY–1.8%
ENERGY EQUIPMENT & SERVICES–0.1%
Baker Hughes Co.–Class A	1,850	42,309
Halliburton Co.	2,300	53,176
NOV, Inc.(a)	925	14,171
Schlumberger NV	3,570	114,276
Tenaris SA	2,567	28,084

		252,016

OIL, GAS & CONSUMABLE FUELS–1.7%
Ampol Ltd.	1,295	27,410
APA Corp.	965	20,873
BP PLC	110,626	485,138
Cabot Oil & Gas Corp.	1,040	18,158
Chevron Corp.	5,031	526,947
ConocoPhillips	3,481	211,993
Devon Energy Corp.	1,480	43,201
Diamondback Energy, Inc.	378	35,490
ENEOS Holdings, Inc.	16,637	69,722
Eni SpA	13,722	167,292
EOG Resources, Inc.	1,480	123,491
Equinor ASA	5,313	112,468
Exxon Mobil Corp.	11,000	693,880
Galp Energia SGPS SA	2,725	29,628
Hess Corp.	690	60,251
Idemitsu Kosan Co., Ltd.	1,124	27,157
Inpex Corp.	5,518	41,299
Kinder Morgan, Inc.	5,049	92,043
Koninklijke Vopak NV	376	17,092
Lundin Energy AB	1,088	38,572
Marathon Oil Corp.	1,985	27,036
Marathon Petroleum Corp.	1,651	99,753
Neste Oyj	2,300	141,087
Occidental Petroleum Corp.	2,186	68,356
Oil Search Ltd.	10,732	30,660
OMV AG	800	45,654
ONEOK, Inc.	1,168	64,988
Phillips 66	1,140	97,835

16

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

Pioneer Natural Resources Co.	615	$99,950
Repsol SA	8,098	101,732
Royal Dutch Shell PLC–Class A	22,298	447,027
Royal Dutch Shell PLC–Class B	20,150	391,168
Santos Ltd.	10,192	54,135
TotalEnergies SE	13,666	619,094
Valero Energy Corp.	995	77,690
Williams Cos., Inc. (The)	3,178	84,376
Woodside Petroleum Ltd.	5,231	87,105

		5,379,751

		5,631,767

UTILITIES–1.7%
ELECTRIC UTILITIES–1.0%
Alliant Energy Corp.	588	32,787
American Electric Power Co., Inc.	1,285	108,698
AusNet Services Ltd.	10,333	13,543
Chubu Electric Power Co., Inc.	3,439	42,075
CK Infrastructure Holdings Ltd.	2,903	17,293
CLP Holdings Ltd.	8,629	85,279
Duke Energy Corp.	1,942	191,714
Edison International	985	56,953
EDP–Energias de Portugal SA	15,092	79,992
Electricite de France SA	2,814	38,456
Elia Group SA/NV	168	17,733
Endesa SA	1,726	41,900
Enel SpA	44,220	410,931
Entergy Corp.	475	47,358
Evergy, Inc.	585	35,352
Eversource Energy	810	64,994
Exelon Corp.	2,517	111,528
FirstEnergy Corp.	1,375	51,164
Fortum Oyj	2,414	66,594
HK Electric Investments & HK Electric Investments Ltd.–Class SS(b)	13,615	13,796
Iberdrola SA	31,405	382,973
Kansai Electric Power Co., Inc. (The)	3,771	35,982
Mercury NZ Ltd.	3,703	17,257
NextEra Energy, Inc.	5,090	372,995
NRG Energy, Inc.	560	22,568
Origin Energy Ltd.	9,575	32,337
Orsted AS(b)	1,029	144,432
Pinnacle West Capital Corp.	285	23,361
Power Assets Holdings Ltd.	7,358	45,149
PPL Corp.	2,015	56,360
Red Electrica Corp. SA	2,353	43,686
Southern Co. (The)	2,760	167,008
SSE PLC	5,666	117,676
Terna SpA	7,649	57,044

Company	Shares	U.S. $ Value

Tohoku Electric Power Co., Inc.	2,307	$18,088
Tokyo Electric Power Co. Holdings, Inc.(a)	8,284	24,668
Verbund AG	370	34,085
Xcel Energy, Inc.	1,330	87,620

		3,211,429

GAS UTILITIES–0.1%
APA Group	6,415	42,805
Atmos Energy Corp.	342	32,870
Enagas SA	1,353	31,272
Hong Kong & China Gas Co., Ltd.	60,787	94,385
Naturgy Energy Group SA	1,581	40,689
Osaka Gas Co., Ltd.	1,940	36,198
Snam SpA	10,963	63,418
Toho Gas Co., Ltd.	358	17,576
Tokyo Gas Co., Ltd.	1,950	36,780

		395,993

INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS–0.1%
AES Corp. (The)	1,725	44,971
EDP Renovaveis SA	1,566	36,283
Meridian Energy Ltd.	6,966	25,973
Uniper SE	497	18,311

		125,538

MULTI-UTILITIES–0.5%
AGL Energy Ltd.	3,387	20,809
Ameren Corp.	660	52,826
CenterPoint Energy, Inc.	1,505	36,903
CMS Energy Corp.	670	39,584
Consolidated Edison, Inc.	890	63,831
Dominion Energy, Inc.	2,020	148,611
DTE Energy Co.	420	54,432
E.ON SE	12,206	141,219
Engie SA	10,212	140,033
National Grid PLC	19,296	245,439
NiSource, Inc.	1,005	24,623
Public Service Enterprise Group, Inc.	1,245	74,376
RWE AG	3,492	126,610
Sempra Energy	750	99,360
Suez SA	2,045	48,653
United Utilities Group PLC	3,707	50,034
Veolia Environnement SA	3,062	92,567
WEC Energy Group, Inc.	768	68,314

		1,528,224

WATER UTILITIES–0.0%
American Water Works Co., Inc.	421	64,889
Severn Trent PLC	1,298	44,934

		109,823

		5,371,007

17

DYNAMIC ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

REAL ESTATE–1.7%
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS)–1.2%
Alexandria Real Estate Equities, Inc.	332	$60,404
American Tower Corp.	1,175	317,414
Ascendas Real Estate Investment Trust	16,639	36,565
AvalonBay Communities, Inc.	395	82,433
Boston Properties, Inc.	300	34,377
British Land Co. PLC (The)	4,786	32,739
CapitaLand Integrated Commercial Trust	24,350	37,911
Covivio	327	27,994
Crown Castle International Corp.	1,120	218,512
Daiwa House REIT Investment Corp.	18	52,968
Dexus	5,904	47,065
Digital Realty Trust, Inc.	728	109,535
Duke Realty Corp.	928	43,941
Equinix, Inc.	230	184,598
Equity Residential	880	67,760
Essex Property Trust, Inc.	178	53,402
Extra Space Storage, Inc.	333	54,552
Federal Realty Investment Trust(c)	172	20,153
Gecina SA	275	42,133
GLP J-Reit	36	62,087
Goodman Group	9,039	143,048
GPT Group (The)	10,590	38,740
Healthpeak Properties, Inc.	1,380	45,940
Host Hotels & Resorts, Inc.(a)	1,820	31,104
Iron Mountain, Inc.	748	31,655
Japan Metropolitan Fund Invest	62	67,206
Japan Real Estate Investment Corp.	12	73,698
Kimco Realty Corp.	1,110	23,144
Klepierre SA	1,268	32,668
Land Securities Group PLC	3,829	35,735
Link REIT	10,373	100,362
Mapletree Commercial Trust	11,196	18,009
Mapletree Logistics Trust	15,769	24,106
Mid-America Apartment Communities, Inc.	296	49,852
Mirvac Group	21,408	46,677
Nippon Building Fund, Inc.	14	87,228
Nippon Prologis REIT, Inc.	19	60,422
Nomura Real Estate Master Fund, Inc.	38	60,817
Orix JREIT, Inc.	23	44,153
Prologis, Inc.	1,879	224,597
Public Storage	400	120,276
Realty Income Corp.	958	63,937

Company	Shares	U.S. $ Value

Regency Centers Corp.	383	$24,539
SBA Communications Corp.	290	92,423
Scentre Group	28,219	57,745
Segro PLC	6,478	98,066
Simon Property Group, Inc.	856	111,691
Stockland	12,978	45,193
UDR, Inc.	778	38,106
United Urban Investment Corp.	26	37,552
Ventas, Inc.	961	54,873
Vicinity Centres	21,037	24,255
Vornado Realty Trust(c)	385	17,968
Welltower, Inc.	1,035	86,008
Weyerhaeuser Co.	1,898	65,329

		3,763,665

REAL ESTATE MANAGEMENT & DEVELOPMENT–0.5%
Aroundtown SA	5,431	42,374
Azrieli Group Ltd.	231	16,277
CapitaLand Ltd.	13,504	37,301
CBRE Group, Inc.–Class A(a)	865	74,156
City Developments Ltd.	2,050	11,133
CK Asset Holdings Ltd.	10,031	69,044
Daito Trust Construction Co., Ltd.	383	41,786
Daiwa House Industry Co., Ltd.	3,044	91,528
Deutsche Wohnen SE	1,858	113,687
ESR Cayman Ltd.(a) (b)	10,348	34,891
Fastighets AB Balder–Class B(a)	572	35,857
Hang Lung Properties Ltd.	10,030	24,326
Henderson Land Development Co., Ltd.	6,938	32,832
Hongkong Land Holdings Ltd.	5,395	25,693
Hulic Co., Ltd.	1,401	15,739
LEG Immobilien SE	392	56,431
Lendlease Corp Ltd.	3,742	32,154
Mitsubishi Estate Co., Ltd.	6,335	102,396
Mitsui Fudosan Co., Ltd.	4,969	114,902
New World Development Co., Ltd.	7,625	39,543
Nomura Real Estate Holdings, Inc.	531	13,450
Sino Land Co., Ltd.	17,242	27,181
Sumitomo Realty & Development Co., Ltd.	1,656	59,226
Sun Hung Kai Properties Ltd.	6,616	98,327
Swire Pacific Ltd.–Class A	2,435	16,499
Swire Properties Ltd.	5,422	16,150
Swiss Prime Site AG	413	40,989
Unibail-Rodamco-Westfield(a)	678	58,780
UOL Group Ltd.	2,133	11,604
Vonovia SE	2,923	188,900

18

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

Wharf Real Estate Investment Co., Ltd.	8,876	$51,597

		1,594,753

		5,358,418

Total Common Stocks (cost $90,999,263)		187,035,051

	Principal Amount (000)
GOVERNMENTS– TREASURIES–25.7%
UNITED STATES–25.7%
U.S. Treasury Bonds 1.25%, 05/15/2050	$306	249,733
1.375%, 08/15/2050	197	166,242
1.625%, 11/15/2050	1,062	954,051
2.00%, 02/15/2050	418	411,012
2.25%, 08/15/2046-08/15/2049	2,936	3,036,168
2.375%, 11/15/2049-05/15/2051	475	506,431
2.50%, 02/15/2045-05/15/2046	250	271,021
2.75%, 08/15/2042-08/15/2047	490	553,325
2.875%, 05/15/2043-05/15/2049	2,819	3,262,444
3.00%, 05/15/2045-02/15/2049	1,729	2,058,821
3.125%, 11/15/2041-02/15/2043	1,170	1,396,388
3.50%, 02/15/2039	4	4,378
3.625%, 08/15/2043	1,513	1,948,481
3.75%, 08/15/2041-11/15/2043	167	218,490
3.875%, 08/15/2040	119	156,466
4.25%, 05/15/2039	102	139,854
4.375%, 11/15/2039-05/15/2041	523	729,580
4.50%, 08/15/2039	132	186,663
4.75%, 02/15/2037-02/15/2041	475	679,840
5.25%, 11/15/2028	283	363,726
5.375%, 02/15/2031	270	366,436
5.50%, 08/15/2028	573	740,672
6.00%, 02/15/2026	1,181	1,458,534
6.125%, 11/15/2027	303	396,883
6.25%, 08/15/2023-05/15/2030	334	456,181
6.875%, 08/15/2025	355	443,764
7.25%, 08/15/2022	317	341,640
7.625%, 02/15/2025	123	153,480
U.S. Treasury Notes 0.125%, 11/30/2022	593	592,522
0.25%, 06/30/2025-09/30/2025	4,767	4,674,325

Company	Principal Amount (000)	U.S. $ Value

0.375%, 04/30/2025-01/31/2026	$3,909	$3,842,648
0.50%, 03/31/2025-02/28/2026	915	902,326
0.625%, 05/15/2030-08/15/2030	1,577	1,473,120
0.75%, 04/30/2026-05/31/2026	1,268	1,261,287
0.875%, 11/15/2030	1,538	1,463,938
1.125%, 02/15/2031	1,168	1,135,138
1.25%, 08/31/2024	825	843,953
1.375%, 08/31/2023	681	696,760
1.50%, 09/30/2024-02/15/2030	4,256	4,381,057
1.625%, 11/15/2022-05/15/2031	5,667	5,815,940
1.75%, 06/30/2022-11/15/2029	3,957	4,076,887
1.875%, 08/31/2022-10/31/2022	1,974	2,016,511
2.00%, 07/31/2022-11/15/2026	7,977	8,340,481
2.125%, 11/30/2023-05/15/2025	5,377	5,641,073
2.25%, 04/30/2024-11/15/2027	3,481	3,706,107
2.375%, 08/15/2024-05/15/2029	1,746	1,876,573
2.50%, 08/15/2023-05/15/2024	2,439	2,572,898
2.625%, 02/15/2029	340	372,821
2.75%, 11/15/2023-02/15/2028	1,410	1,495,536
2.875%, 10/31/2023-05/15/2028	947	1,019,307
3.125%, 11/15/2028	688	779,177

Total Governments–Treasuries (cost $76,008,389)		80,631,089

	Shares
INVESTMENT COMPANIES–5.0%
FUNDS AND INVESTMENT TRUSTS–5.0%(f)
Vanguard Global ex-U.S. Real Estate ETF	132,928	7,757,678
Vanguard Real Estate ETF(c)	76,494	7,786,325

Total Investment Companies (cost $12,101,209)		15,544,003

RIGHTS–0.0%
INDUSTRIALS–0.0%
ACS Actividades de Construccion y Servicios SA, expiring 07/06/2021(a)(g) (cost $3,174)	2,097	2,934

19

DYNAMIC ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS–7.0%
INVESTMENT COMPANIES–7.0%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 0.01%(f)(g)(h) (cost $21,886,952)	21,886,952	$21,886,952

TOTAL INVESTMENTS BEFORE SECURITY LENDING COLLATERAL FOR SECURITIES LOANED–97.3% (cost $200,998,987)		305,100,029

Company	Shares	U.S. $ Value

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED–0.4%
INVESTMENT COMPANIES–0.4%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 0.01%(f)(g)(h) (cost $1,225,681)	1,225,681	$1,225,681

TOTAL INVESTMENTS–97.7% (cost $202,224,668)		306,325,710
Other assets less liabilities–2.3%		7,240,590

NET ASSETS–100.0%		$313,566,300

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Australian 10 Yr Bond Futures	50	September 2021	$5,294,235	$21,202
Canadian 10 Yr Bond Futures	41	September 2021	4,813,101	40,838
E-Mini Russell 2000 Futures	77	September 2021	8,885,030	(58,346)
Long Gilt Futures	5	September 2021	886,003	3,783
MSCI EAFE Futures	9	September 2021	1,036,845	(13,557)
MSCI Emerging Market Futures	187	September 2021	12,760,880	(91,160)
S&P 400 E-Mini Futures	33	September 2021	8,884,920	(109,387)
U.S. T-Note 10 Yr (CBT) Futures	213	September 2021	28,222,500	60,112

Sold Contracts
Euro STOXX 50 Index Futures	148	September 2021	7,117,038	33,473
FTSE 100 Index Futures	13	September 2021	1,255,296	4,702
Hang Seng Index Futures	2	July 2021	368,739	6,842
OMXS30 Index Futures	22	July 2021	582,512	(2,083)
S&P 500 E-Mini Futures	66	September 2021	14,152,380	(69,455)
SPI 200 Futures	8	September 2021	1,083,378	(6,276)
TOPIX Index Futures	21	September 2021	3,672,803	14,092

				$(165,220)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	NOK	4,377	USD	514	07/15/2021	$5,173
Bank of America, NA	SEK	33,729	USD	3,965	07/15/2021	22,905

20

AB Variable Products Series Fund

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	CAD	4,628	USD	3,755	07/16/2021	$21,272
Bank of America, NA	CAD	333	USD	265	07/16/2021	(4,362)
Bank of America, NA	USD	1,649	CAD	2,042	07/16/2021	(1,349)
Bank of America, NA	NZD	1,189	USD	838	07/29/2021	7,156
Bank of America, NA	EUR	1,836	USD	2,238	08/03/2021	59,703
Bank of America, NA	CHF	1,794	USD	1,954	08/05/2021	13,876
Bank of America, NA	AUD	4,136	USD	3,133	08/25/2021	30,016
Bank of America, NA	GBP	3,885	USD	5,396	08/26/2021	21,455
Barclays Bank PLC	USD	232	CAD	280	07/16/2021	(6,266)
BNP Paribas SA	SEK	3,570	USD	418	07/15/2021	340
BNP Paribas SA	SEK	1,901	USD	221	07/15/2021	(1,193)
BNP Paribas SA	USD	5,767	SEK	49,144	07/15/2021	(23,786)
BNP Paribas SA	USD	327	CAD	406	07/16/2021	1,057
BNP Paribas SA	USD	1,163	CAD	1,424	07/16/2021	(13,273)
BNP Paribas SA	EUR	5,087	USD	6,174	08/03/2021	137,376
BNP Paribas SA	USD	807	JPY	89,249	08/19/2021	(3,432)
Citibank, NA	USD	582	SEK	4,913	07/15/2021	(7,421)
Citibank, NA	USD	240	CAD	288	07/16/2021	(6,800)
Citibank, NA	EUR	3,393	USD	4,033	08/03/2021	7,138
Citibank, NA	JPY	73,815	USD	675	08/19/2021	9,960
Citibank, NA	GBP	2,772	USD	3,903	08/26/2021	68,387
Credit Suisse International	USD	6,581	CAD	8,142	07/16/2021	(13,018)
Credit Suisse International	CHF	794	USD	887	08/05/2021	27,827
Deutsche Bank AG	USD	512	CAD	616	07/16/2021	(14,158)
Goldman Sachs Bank USA	CAD	333	USD	264	07/16/2021	(4,606)
Goldman Sachs Bank USA	USD	485	CAD	583	07/16/2021	(13,461)
Goldman Sachs Bank USA	CHF	6,213	USD	6,818	08/05/2021	96,721
Goldman Sachs Bank USA	GBP	4,658	USD	6,573	08/26/2021	129,244
HSBC Bank USA	USD	2,188	SEK	18,362	07/15/2021	(42,321)
HSBC Bank USA	CAD	333	USD	264	07/16/2021	(4,964)
HSBC Bank USA	EUR	18,665	USD	22,427	08/03/2021	280,689
JPMorgan Chase Bank, NA	SEK	32,824	USD	3,817	07/15/2021	(18,792)
JPMorgan Chase Bank, NA	USD	240	CAD	288	07/16/2021	(6,563)
Morgan Stanley Capital Services, Inc.	SEK	8,597	USD	1,041	07/15/2021	35,982
Morgan Stanley Capital Services, Inc.	SEK	5,471	USD	639	07/15/2021	(93)
Morgan Stanley Capital Services, Inc.	USD	1,284	NOK	11,001	07/15/2021	(6,295)
Morgan Stanley Capital Services, Inc.	CAD	974	USD	804	07/16/2021	18,579
Morgan Stanley Capital Services, Inc.	USD	239	CAD	288	07/16/2021	(6,468)
Morgan Stanley Capital Services, Inc.	CHF	1,768	USD	1,970	08/05/2021	57,125
Morgan Stanley Capital Services, Inc.	JPY	2,223,312	USD	20,181	08/19/2021	160,151
Morgan Stanley Capital Services, Inc.	AUD	6,874	USD	5,326	08/25/2021	169,401
Natwest Markets PLC	USD	1,630	NOK	13,361	07/15/2021	(78,098)
Natwest Markets PLC	USD	1,585	NZD	2,217	07/29/2021	(35,314)
Natwest Markets PLC	EUR	1,267	USD	1,507	08/03/2021	4,379
Natwest Markets PLC	GBP	546	USD	756	08/26/2021	660
Standard Chartered Bank	CAD	333	USD	266	07/16/2021	(3,230)
State Street Bank & Trust Co.	NOK	3,785	USD	454	07/15/2021	14,582
State Street Bank & Trust Co.	USD	2,489	SEK	21,108	07/15/2021	(22,451)
State Street Bank & Trust Co.	USD	20,783	EUR	17,396	08/03/2021	(142,480)
State Street Bank & Trust Co.	USD	6,102	CHF	5,598	08/05/2021	(46,519)

21

DYNAMIC ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
State Street Bank & Trust Co.	USD	14,503	JPY	1,605,745	08/19/2021	$(43,382)
State Street Bank & Trust Co.	USD	5,187	AUD	6,874	08/25/2021	(30,112)
State Street Bank & Trust Co.	USD	8,773	GBP	6,282	08/26/2021	(81,853)
UBS AG	CAD	974	USD	804	07/16/2021	18,318
UBS AG	CHF	1,199	USD	1,305	08/05/2021	7,508

						$744,920

(a)	Non-income producing security.

(b)	Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At June 30, 2021, the aggregate market value of these securities amounted to $1,844,015 or 0.6% of net assets.

(c)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(d)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(e)	Fair valued by the Adviser.

(f)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov. Additionally, shareholder reports for AB funds can be obtained by calling AB at (800) 227-4618.

(g)	Affiliated investments.

(h)	The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD—Australian Dollar

CAD—Canadian Dollar

CHF—Swiss Franc

EUR—Euro

GBP—Great British Pound

JPY—Japanese Yen

NOK—Norwegian Krone

NZD—New Zealand Dollar

SEK—Swedish Krona

USD—United States Dollar

Glossary:

ADR—American Depositary Receipt

CBT—Chicago Board of Trade

EAFE—Europe, Australia, and Far East

ETF—Exchange Traded Fund

FTSE—Financial Times Stock Exchange

GDR—Global Depositary Receipt

MSC—Morgan Stanley Capital International

REG—Registered Shares

REIT–Real Estate Investment Trust

SPI—Share Price Index

TOPIX–Tokyo Price Index

See notes to financial statements.

22

DYNAMIC ASSET ALLOCATION PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES

June 30, 2021 (unaudited)	AB Variable Products Series Fund

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $179,112,035)	$283,213,077	(a)
Affiliated issuers (cost $23,112,633—including investment of cash collateral for securities loaned of $1,225,681)	23,112,633
Cash	773
Cash collateral due from broker	3,153,215
Foreign currencies, at value (cost $350,642)	349,036
Receivable for investment securities sold and foreign currency transactions	4,778,302
Unrealized appreciation on forward currency exchange contracts	1,426,980
Unaffiliated dividends and interest receivable	1,091,253
Receivable for variation margin on futures	57,926
Receivable for capital stock sold	3,380
Affiliated dividends receivable	302

Total assets	317,186,877

LIABILITIES
Payable for collateral received on securities loaned	1,225,681
Payable for investment securities purchased	901,459
Unrealized depreciation on forward currency exchange contracts	682,060
Advisory fee payable	310,091
Payable for capital stock redeemed	167,392
Distribution fee payable	111,237
Administrative fee payable	20,497
Transfer Agent fee payable	129
Foreign capital gains tax payable	46
Accrued expenses	201,985

Total liabilities	3,620,577

NET ASSETS	$313,566,300

COMPOSITION OF NET ASSETS
Capital stock, at par	$21,490
Additional paid-in capital	149,791,002
Distributable earnings	163,753,808

NET ASSETS	$313,566,300

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$368,340	25,033	$14.71

B	$313,197,960	21,465,341	$14.59

(a)	Includes securities on loan with a value of $9,464,713 (see Note E).

See notes to financial statements.

23

DYNAMIC ASSET ALLOCATION PORTFOLIO
STATEMENT OF OPERATIONS

Six Months Ended June 30, 2021 (unaudited)	AB Variable Products Series Fund

INVESTMENT INCOME
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $250,097)	$3,809,919
Affiliated issuers	750
Interest	1,751,830
Securities lending income	3,944

5,566,443

EXPENSES
Advisory fee (see Note B)	1,906,063
Distribution fee—Class B	680,293
Transfer agency—Class B	1,927
Custody and accounting	89,643
Audit and tax	48,464
Administrative	39,467
Legal	23,066
Printing	16,119
Directors’ fees	12,960
Miscellaneous	28,316

Total expenses	2,846,318
Less: expenses waived and reimbursed by the Adviser (see Notes B & E)	(3,602)

Net expenses	2,842,716

Net investment income	2,723,727

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain on:
Investment transactions	63,032,594
Forward currency exchange contracts	481,828
Futures	1,630,128
Foreign currency transactions	83,635
Net change in unrealized appreciation/depreciation of:
Investments	(35,639,862)
Forward currency exchange contracts	1,260,383
Futures	(1,489,349)
Foreign currency denominated assets and liabilities	(185,299)

Net gain on investment and foreign currency transactions	29,174,058

NET INCREASE IN NET ASSETS FROM OPERATIONS	$31,897,785

See notes to financial statements.

24

DYNAMIC ASSET ALLOCATION PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS	AB Variable Products Series Fund

	Six Months Ended June 30, 2021 (unaudited)		Year Ended December 31, 2020
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$2,723,727		$4,934,873
Net realized gain (loss) on investment and foreign currency transactions	65,228,185		(10,066,061)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(36,054,127)		28,883,717

Net increase in net assets from operations	31,897,785		23,752,529
Distributions to Shareholders
Class A	–0	–	(6,470)
Class B	–0	–	(7,947,724)
CAPITAL STOCK TRANSACTIONS
Net decrease	(267,117,558)		(36,380,539)

Total decrease	(235,219,773)		(20,582,204)
NET ASSETS
Beginning of period	548,786,073		569,368,277

End of period	$313,566,300		$548,786,073

See notes to financial statements.

25

DYNAMIC ASSET ALLOCATION PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

June 30, 2021 (unaudited)	AB Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AB Dynamic Asset Allocation Portfolio (the “Portfolio”) is a series of AB Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is to maximize total return consistent with AllianceBernstein L.P. (the “Adviser”) determination of reasonable risk. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland as an open-end series investment company. The Fund offers 11 separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The

26

AB Variable Products Series Fund

earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

27

DYNAMIC ASSET ALLOCATION PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of June 30, 2021:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Common Stocks:
Information Technology	$26,429,310		$8,201,732		$–0	–	$34,631,042
Financials	10,869,275		15,160,074		–0	–	26,029,349
Health Care	12,630,997		11,308,913		–0	–	23,939,910
Consumer Discretionary	11,854,872		12,013,106		52,685		23,920,663
Industrials	7,886,969		14,169,051		–0	–	22,056,020
Communication Services	10,665,586		4,565,923		–0	–	15,231,509
Consumer Staples	5,796,168		9,365,380		–0	–	15,161,548
Materials	2,469,064		7,234,754		–0	–	9,703,818
Energy	2,670,243		2,961,524		–0	–	5,631,767
Utilities	2,352,325		3,018,682		–0	–	5,371,007
Real Estate	2,464,766		2,893,652		–0	–	5,358,418
Governments—Treasuries	–0	–	80,631,089		–0	–	80,631,089
Investment Companies	15,544,003		–0	–	–0	–	15,544,003
Rights	2,934		–0	–	–0	–	2,934
Short-Term Investments	21,886,952		–0	–	–0	–	21,886,952
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	1,225,681		–0	–	–0	–	1,225,681

Total Investments in Securities	134,749,145		171,523,880		52,685		306,325,710
Other Financial Instruments(a):
Assets:
Futures	185,044		–0	–	–0	–	185,044	(b)
Forward Currency Exchange Contracts	–0	–	1,426,980		–0	–	1,426,980
Liabilities:
Futures	(350,264)		–0	–	–0	–	(350,264	)(b)
Forward Currency Exchange Contracts	–0	–	(682,060)		–0	–	(682,060)

Total	$134,583,925		$172,268,800		$52,685		$306,905,410

(a)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(b)	Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

28

AB Variable Products Series Fund

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income. The Portfolio accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .70% of the Portfolio’s average daily net assets. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis (the “Expense Caps”) to .85% and 1.10% of daily average net assets for Class A and Class B shares, respectively. The Expense Caps will remain in effect until May 1, 2022 and then may be extended by the Adviser for additional one-year terms. For the six months ended June 30, 2021, there were no expenses waived by the Adviser.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the six months ended June 30, 2021, the reimbursement for such services amounted to $39,467.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $818 for the six months ended June 30, 2021.

The Portfolio may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2022. In connection with the investment by the Portfolio in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Portfolio in an amount equal to the Portfolio’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. For the six months ended June 30, 2021, such waiver amounted to $3,599.

29

DYNAMIC ASSET ALLOCATION PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

A summary of the Portfolio’s transactions in AB mutual funds for the six months ended June 30, 2021 is as follows:

Portfolio	Market Value 12/31/20 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 6/30/21 (000)	Dividend Income (000)
Government Money Market Portfolio	$4,201	$307,465	$289,779	$21,887	$1
Government Money Market Portfolio*	67	45,946	44,787	1,226	0	**

Total				$23,113	$1

*	Investments of cash collateral for securities lending transactions (see Note E).

**	Amount is less than $500.

During the second quarter of 2018, AXA S.A. (“AXA”), a French holding company for the AXA Group, completed the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (now named Equitable Holdings, Inc.)(“Equitable”), through an initial public offering. Equitable is the holding company for a diverse group of financial services companies, including an approximate 65% economic interest in the Adviser and a 100% interest in AllianceBernstein Corporation, the general partner of the Adviser. Since the initial sale, AXA has completed additional offerings (and related transactions). As a result, as of May 20, 2021, AXA no longer owns shares of Equitable.

Sales that were completed on November 13, 2019 resulted in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and may have been deemed to have been an “assignment” causing a termination of the Portfolio’s investment advisory and administration agreements. In order to ensure that investment advisory and administration services could continue uninterrupted in the event of a Change of Control Event, the Board previously approved new investment advisory and administration agreements with the Adviser, and shareholders of the Portfolio subsequently approved the new investment advisory agreement. These agreements became effective on November 13, 2019.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended June 30, 2021 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$20,990,801	$187,190,711
U.S. government securities	17,620,044	131,362,046

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$109,180,849
Gross unrealized depreciation	(4,500,107)

Net unrealized appreciation	$104,680,742

30

AB Variable Products Series Fund

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Futures

The Portfolio may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolio may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Portfolio enters into futures, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Portfolio to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the six months ended June 30, 2021, the Portfolio held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the six months ended June 30, 2021, the Portfolio held forward currency exchange contracts for hedging and non-hedging purposes.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the

31

DYNAMIC ASSET ALLOCATION PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

return of collateral with market value in excess of the Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

The Portfolio’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s OTC counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

During the six months ended June 30, 2021, the Portfolio had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on futures	$125,935	*
Equity contracts	Receivable/Payable for variation margin on futures	59,109	*	Receivable/Payable for variation margin on futures	$350,264	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	1,426,980		Unrealized depreciation on forward currency exchange contracts	682,060

Total		$1,612,024			$1,032,324

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(1,452,115)	$93,585
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	3,082,243	(1,582,934)

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	481,828	1,260,383

Total		$2,111,956	$(228,966)

The following table represents the average monthly volume of the Portfolio’s derivative transactions during the six months ended June 30, 2021:

Futures:
Average notional amount of buy contracts	$103,117,130
Average notional amount of sale contracts	$46,277,854
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$62,017,218
Average principal amount of sale contracts	$97,737,179

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

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AB Variable Products Series Fund

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Portfolio’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Portfolio as of June 30, 2021. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset		Cash Collateral Received*		Security Collateral Received*		Net Amount of Derivative Assets
Bank of America, NA	$181,556	$(5,711)		$–0	–	$–0	–	$175,845
BNP Paribas SA	138,773	(41,684)		–0	–	–0	–	97,089
Citibank, NA	85,485	(14,221)		–0	–	–0	–	71,264
Credit Suisse International	27,827	(13,018)		–0	–	–0	–	14,809
Goldman Sachs Bank USA	225,965	(18,067)		–0	–	–0	–	207,898
HSBC Bank USA	280,689	(47,285)		–0	–	–0	–	233,404
Morgan Stanley Capital Services, Inc.	441,238	(12,856)		–0	–	–0	–	428,382
Natwest Markets PLC	5,039	(5,039)		–0	–	–0	–	–0	–
State Street Bank & Trust Co.	14,582	(14,582)		–0	–	–0	–	–0	–
UBS AG	25,826	–0	–	–0	–	–0	–	25,826

Total	$1,426,980	$(172,463)		$–0	–	$–0	–	$1,254,517	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset		Cash Collateral Pledged*		Security Collateral Pledged*		Net Amount of Derivative Liabilities
Bank of America, NA	$5,711	$(5,711)		$–0	–	$–0	–	$–0	–
Barclays Bank PLC	6,266	–0	–	–0	–	–0	–	6,266
BNP Paribas SA	41,684	(41,684)		–0	–	–0	–	–0	–
Citibank, NA	14,221	(14,221)		–0	–	–0	–	–0	–
Credit Suisse International	13,018	(13,018)		–0	–	–0	–	–0	–
Deutsche Bank AG	14,158	–0	–	–0	–	–0	–	14,158
Goldman Sachs Bank USA	18,067	(18,067)		–0	–	–0	–	–0	–
HSBC Bank USA	47,285	(47,285)		–0	–	–0	–	–0	–
JPMorgan Chase Bank, NA	25,355	–0	–	–0	–	–0	–	25,355
Morgan Stanley Capital Services, Inc.	12,856	(12,856)		–0	–	–0	–	–0	–
Natwest Markets PLC	113,412	(5,039)		–0	–	–0	–	108,373
Standard Chartered Bank	3,230	–0	–	–0	–	–0	–	3,230
State Street Bank & Trust Co.	366,797	(14,582)		–0	–	–0	–	352,215

Total	$682,060	$(172,463)		$–0	–	$–0	–	$509,597	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

33

DYNAMIC ASSET ALLOCATION PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

NOTE E: Securities Lending

The Portfolio may enter into securities lending transactions. Under the Portfolio’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Portfolio cannot sell or repledge any non-cash collateral, such collateral will not be reflected in the portfolio of investments. If a loan is collateralized by cash, the Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If the Portfolio receives non-cash collateral, the Portfolio will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any dividend income or other distributions from the securities; however, these distributions will not be afforded the same preferential tax treatment as qualified dividends. The Portfolio will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. The collateral will be adjusted the next business day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and Government Money Market Portfolio are reflected in the statement of operations. When the Portfolio earns net securities lending income from Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral investment by the Portfolio in Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Portfolio’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

A summary of the Portfolio’s transactions surrounding securities lending for the six months ended June 30, 2021 is as follows:

Market Value of Securities on Loan*	Cash Collateral*	Market Value of Non-Cash Collateral*	Income from Borrowers	Government Money Market Portfolio
				Income Earned	Advisory Fee Waived
$9,464,713	$1,225,681	$8,554,632	$3,825	$119	$3

*	As of June 30, 2021.

34

AB Variable Products Series Fund

NOTE F: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES			AMOUNT
	Six Months Ended June 30, 2021 (unaudited)		Year Ended December 31, 2020	Six Months Ended June 30, 2021 (unaudited)		Year Ended December 31, 2020
Class A
Shares sold	1,722		6,869	$24,401		$86,958
Shares issued in reinvestment of dividends	–0	–	502	–0	–	6,470
Shares redeemed	(2,889)		(9,641)	(40,949)		(126,155)

Net decrease	(1,167)		(2,270)	$(16,548)		$(32,727)

Class B
Shares sold	698,268		1,311,598	$9,900,207		$16,672,485
Shares issued in reinvestment of dividends	–0	–	619,947	–0	–	7,947,724
Shares redeemed	(18,984,730)		(4,763,950)	(277,001,217)		(60,968,021)

Net decrease	(18,286,462)		(2,832,405)	$(267,101,010)		$(36,347,812)

At June 30, 2021, certain shareholders of the Portfolio owned 86% in aggregate of the Portfolio’s outstanding shares. Significant transactions by such shareholders, if any, may impact the Portfolio’s performance.

NOTE G: Risks Involved in Investing in the Portfolio

Market Risk—The value of the Portfolio’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market.

Interest Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. The current historically low interest rate environment heightens the risks associated with rising interest rates.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Allocation Risk—The allocation of investments among different global asset classes may have a significant effect on the Portfolio’s net asset value, or NAV, when one of these asset classes is performing more poorly than others. As both the direct investments and derivatives positions will be periodically adjusted to reflect the Adviser’s view of market and economic conditions, there will be transaction costs that may be, over time, significant. In addition, there is a risk that certain asset allocation decisions may not achieve the desired results and, as a result, the Portfolio may incur significant losses.

Foreign (Non-U.S.) Risk— The Portfolio’s investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory or other uncertainties.

35

DYNAMIC ASSET ALLOCATION PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

ETF Risk—ETFs are investment companies. When the Portfolio invests in an ETF, the Portfolio bears its share of the ETF’s expenses and runs the risk that the ETF may not achieve its investment objective.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Leverage Risk—When the Portfolio borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s investments. The Portfolio may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Portfolio, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Portfolio than if the Portfolio were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Illiquid Investments Risk—Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Portfolio. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of Portfolio shares.

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small- and mid-capitalization companies may have additional risks because these companies may have limited product lines, markets or financial resources.

Real Estate Risk—The Portfolio’s investments in the real estate securities have many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors that affect the real estate market generally. Investments in real estate investment trusts, or REITs, may have additional risks. REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in taxes.

LIBOR Transition and Associated Risk—A Portfolio may invest in debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. The United Kingdom Financial Conduct Authority, which regulates LIBOR, will cease publishing certain LIBOR benchmarks at the end of 2021. Although certain LIBOR rates are intended to be published until June 2023, banks are strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. Although financial regulators and industry working groups have suggested alternative reference rates, such as the European Interbank Offer Rate, the Sterling Overnight Interbank Average Rate and the Secured Overnight Financing Rate, global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR is underway but remains incomplete. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Portfolio’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting a Portfolio’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not

36

AB Variable Products Series Fund

had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Portfolio is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE H: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended June 30, 2021.

NOTE I: Distributions to Shareholders

The tax character of distributions to be paid for the year ending December 31, 2021 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended December 31, 2020 and December 31, 2019 were as follows:

	2020		2019
Distributions paid from:
Ordinary income	$7,954,194		$10,014,238
Net long-term capital gains	–0	–	632,044

Total taxable distributions paid	$7,954,194		$10,646,282

As of December 31, 2020, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$5,046,295
Accumulated capital and other losses	(10,830,539	)(a)
Unrealized appreciation/(depreciation)	137,640,267	(b)

Total accumulated earnings/(deficit)	$131,856,023

(a)	As of December 31, 2020, the Portfolio had a net capital loss carryforward of $9,767,499. As of December 31, 2020, the cumulative deferred loss on straddles was $1,063,040.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments, return of capital distributions received from underlying securities, the tax treatment of passive foreign investment companies (PFICs), the tax deferral of losses on wash sales, the tax treatment of partnership investments, and corporate restructuring.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of December 31, 2020, the Portfolio had a net short-term capital loss carryforward of $7,544,796 and a net long-term capital loss carryforward of $2,222,703, which may be carried forward for an indefinite period.

NOTE J: Recent Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2020-04, “Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” ASU 2020-04 provides optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates. ASU 2020-04 is effective as of March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.

NOTE K: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

37

DYNAMIC ASSET ALLOCATION PORTFOLIO

FINANCIAL HIGHLIGHTS	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS A
Six Months Ended June 30, 2021 (unaudited)	Year Ended December 31,
2020	2019	2018	2017	2016
Net asset value, beginning of period	$13.89	$13.46	$11.91	$13.07	$11.63	$11.33

Income From Investment Operations
Net investment income (a)(b)	.09	.15	.23	.20	.17	.13	†
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.73	.51	1.60	(1.11)	1.52	.27
Contributions from Affiliates	–0	–	–0	–	–0	–	–0	–	.00	(c)	–0	–

Net increase (decrease) in net asset value from operations	.82	.66	1.83	(.91)	1.69	.40

Less: Dividends and Distributions
Dividends from net investment income	–0	–	(.23)	(.27)	(.23)	(.25)	(.10)
Distributions from net realized gain on investment transactions	–0	–	–0	–	(.01)	(.02)	–0	–	(.00	)(c)

Total dividends and distributions	–0	–	(.23)	(.28)	(.25)	(.25)	(.10)

Net asset value, end of period	$14.71	$13.89	$13.46	$11.91	$13.07	$11.63

Total Return
Total investment return based on net asset value (d)	5.90%	5.02%	15.51%	(7.07)%	14.67%	3.59	%†

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$368	$364	$383	$355	$328	$303
Ratio to average net assets of:
Expenses, net of waivers/reimbursements (e)‡	.80	%^	.80%	.80%	.78%	.77%	.79%
Expenses, before waivers/reimbursements (e)‡	.80	%^	.80%	.80%	.79%	.78%	.81%
Net investment income (b)	1.27	%^	1.18%	1.78%	1.60%	1.39%	1.11	%†
Portfolio turnover rate	8%	13%	19%	24%	20%	64%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.01	%^	.01%	.02%	.03%	.04%	.04%

See footnote summary on page 40.

38

AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS B
Six Months Ended June 30, 2021 (unaudited)	Year Ended December 31,
2020	2019	2018	2017	2016
Net asset value, beginning of period	$13.80	$13.36	$11.82	$12.98	$11.56	$11.26

Income From Investment Operations
Net investment income (a)(b)	.07	.12	.19	.17	.14	.10	†
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.72	.51	1.60	(1.11)	1.50	.27
Contributions from Affiliates	–0	–	–0	–	–0	–	–0	–	.00	(c)	–0	–

Net increase (decrease) in net asset value from operations	.79	.63	1.79	(.94)	1.64	.37

Less: Dividends and Distributions
Dividends from net investment income	–0	–	(.19)	(.24)	(.20)	(.22)	(.07)
Distributions from net realized gain on investment transactions	–0	–	–0	–	(.01)	(.02)	–0	–	(.00	)(c)

Total dividends and distributions	–0	–	(.19)	(.25)	(.22)	(.22)	(.07)

Net asset value, end of period	$14.59	$13.80	$13.36	$11.82	$12.98	$11.56

Total Return
Total investment return based on net asset value (d)	5.72%	4.86%	15.24%	(7.35)%	14.32%	3.37	%†

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$313,198	$548,422	$568,985	$533,467	$604,703	$558,725
Ratio to average net assets of:
Expenses, net of waivers/reimbursements (e)‡	1.04	%^	1.05%	1.05%	1.03%	1.03%	1.05%
Expenses, before waivers/reimbursements (e)‡	1.05	%^	1.06%	1.05%	1.04%	1.04%	1.07%
Net investment income (b)	1.00	%^	.93%	1.51%	1.35%	1.15%	.89	%†
Portfolio turnover rate	8%	13%	19%	24%	20%	64%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.01	%^	.01%	.02%	.03%	.04%	.04%

See footnote summary on page 40.

39

DYNAMIC ASSET ALLOCATION PORTFOLIO
FINANCIAL HIGHLIGHTS

(continued)	AB Variable Products Series Fund

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	In connection with the Portfolio’s investments in affiliated underlying portfolios, the Portfolio incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Portfolio in an amount equal to the Portfolio’s pro rata share of certain acquired fund fees and expenses, and for the years ended December 31, 2018, December 31, 2017 and December 31, 2016, such waiver amounted to .01%, .01% and .02%, respectively.

†	For the year ended December 31, 2016, the amount includes a refund for overbilling of prior years’ custody out of pocket fees as follows:

Net Investment Income Per Share	Net Investment Income Ratio	Total Return
$.001	0%	0%

^	Annualized.

See notes to financial statements.

40

DYNAMIC ASSET ALLOCATION PORTFOLIO	AB Variable Products Series Fund

OPERATION AND EFFECTIVENESS OF THE PORTFOLIO’S LIQUIDITY RISK MANAGEMENT PROGRAM:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Portfolio to designate an Administrator of the Portfolio’s Liquidity Risk Management Program. The Administrator of the Portfolio’s LRMP is AllianceBernstein L.P., the Portfolio’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Portfolio’s Board of Directors (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Portfolio’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2021, which covered the period January 1, 2020 through December 31, 2020 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that the Portfolio will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Portfolio classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Portfolio’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Portfolio participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Portfolio is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Portfolio’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Portfolio’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Portfolio’s LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, beginning in March 2020, all financial markets experienced extreme levels of price volatility and relative illiquidity resulting from the COVID-19 impacts on the global economy. This extreme relative illiquidity resulted in significantly wider bid-ask spreads to transact in securities, including many of those securities held by the Portfolio, and in a diminished depth of liquidity in most markets, to varying degrees. Nonetheless, there were no liquidity events that impacted the Portfolio or its ability to timely meet redemptions during the Program Reporting Period.

41

DYNAMIC ASSET ALLOCATION PORTFOLIO

CONTINUANCE DISCLOSURE	AB Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE FUND’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AB Variable Products Series Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Dynamic Asset Allocation Portfolio (the “Fund”) at a meeting held by video conference on August 4-5, 2020 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2018 and 2019 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the

42

AB Variable Products Series Fund

Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Fund’s Class B shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3- and 5-year periods ended May 31, 2020 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review and their discussion with the Adviser of the reasons for the Fund’s underperformance in the periods reviewed, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual advisory fee rate with a peer group median and noted that it was above the median. The directors also took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to the those of Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors previously discussed these matters with an independent fee consultant.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the

43

DYNAMIC ASSET ALLOCATION PORTFOLIO
CONTINUANCE DISCLOSURE

(continued)	AB Variable Products Series Fund

Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors noted that the Fund invests in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued by the SEC. The directors also noted that ETFs pay advisory fees pursuant to their advisory contracts, and that the Adviser had provided, and they had reviewed, information about the expense ratios of the relevant ETFs. The directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures, in some cases pending purchases of underlying securities, that the advisory fee for the Fund is for services that are in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The Adviser had agreed to cap the Fund’s expenses, but the directors noted that the Fund’s expense ratio was currently below the level of the Adviser’s cap. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that the Fund’s expense ratio was above the medians. After reviewing and discussing the Adviser’s explanations of the reasons for this, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund does not contain breakpoints and that they had previously discussed their strong preference for breakpoints in advisory contracts with the Adviser. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also previously discussed economies of scale with an independent fee consultant. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. The directors informed the Adviser that they would monitor the Fund’s asset level (which was well below the level at which they would anticipate adding an initial breakpoint) and its profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warranted doing so.

44

VPS-DAA-0152-0621

JUN    06.30.21

SEMI-ANNUAL REPORT

AB VARIABLE PRODUCTS SERIES FUND, INC.

+	GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO

As of May 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Portfolio’s shareholder reports from the insurance company that offers your contract unless you specifically requested paper copies from the insurance company or from your financial intermediary. Instead of delivering paper copies of the reports, the insurance company may choose to make the reports available on a website, and will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

You may elect to receive all future reports in paper free of charge from the insurance company. You can inform the insurance company or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by the insurance company or by contacting your financial intermediary. Your election to receive reports in paper will apply to all portfolio companies available under your contract with the insurance company.

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO

EXPENSE EXAMPLE (unaudited)	AB Variable Products Series Fund

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each classes’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value January 1, 2021	Ending Account Value June 30, 2021	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class A
Actual	$1,000	$1,069.90	$3.59	0.70%	$3.90	0.76%
Hypothetical (5% annual return before expenses)	$1,000	$1,021.32	$3.51	0.70%	$3.81	0.76%

Class B
Actual	$1,000	$1,068.60	$4.82	0.94%	$5.13	1.00%
Hypothetical (5% annual return before expenses)	$1,000	$1,020.13	$4.71	0.94%	$5.01	1.00%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

+	In connection with the Portfolio’s investments in affiliated/unaffiliated underlying portfolios, the Portfolio incurs no direct expenses, but bears proportionate shares of the fund fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. The Adviser has contractually agreed to waive its fees and expenses from the Portfolio in an amount equal to the Portfolio’s pro rata share of certain affiliated/unaffiliated underlying portfolios acquired fund fees and expenses. The Portfolio’s total expenses are equal to the classes’ annualized expense ratio plus the Portfolio’s pro-rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

1

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
SECURITY TYPE BREAKDOWN[1]

June 30, 2021 (unaudited)	AB Variable Products Series Fund

SECURITY TYPE	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Common Stocks	$540,660,759	34.7%
Inflation-Linked Securities	7,202,864	0.4
Options Purchased—Puts	973,152	0.1
Rights	227	0.0
Short-Term Investments	1,008,596,205	64.8

Total Investments	$1,557,433,207	100.0%

COUNTRY BREAKDOWN2

June 30, 2021 (unaudited)

COUNTRY	U.S.$ VALUE	PERCENT OF TOTAL INVESTMENTS
United States	$376,412,702	24.2%
Japan	45,507,368	2.9
United Kingdom	23,290,216	1.5
France	17,437,886	1.1
Switzerland	15,914,998	1.0
Germany	15,900,846	1.0
Australia	12,969,045	0.8
Netherlands	7,230,491	0.5
Sweden	5,813,209	0.4
Hong Kong	4,582,120	0.3
Denmark	4,269,946	0.3
Spain	4,059,735	0.3
Italy	3,404,423	0.2
Other	12,044,017	0.7
Short-Term Investments	1,008,596,205	64.8

Total Investments	$1,557,433,207	100.0%

1	All data are as of June 30, 2021. The Portfolio’s security type breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Portfolio also enters into derivatives transactions, which may be used for hedging or investment purpose (see “Portfolio of Investments” section of the report for additional details).

2	All data are as of June 30, 2021. The Portfolio’s country breakdown is expressed as a percentage of total investments and may vary over time. “Other” country weightings represent 0.1% or less in the following: Austria, Belgium, Brazil, Chile, China, Finland, Ireland, Israel, Jordan, Luxembourg, Macau, New Zealand, Norway, Poland, Portugal, Russia, Singapore, South Africa and Taiwan.

2

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
PORTFOLIO OF INVESTMENTS

June 30, 2021 (unaudited)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–49.5%

INFORMATION TECHNOLOGY–10.8%
COMMUNICATIONS EQUIPMENT–0.3%
Arista Networks, Inc.(a)	570	$206,517
Cisco Systems, Inc./Delaware	43,630	2,312,390
F5 Networks, Inc.(a)	620	115,729
Juniper Networks, Inc.	3,390	92,716
Motorola Solutions, Inc.	1,760	381,656
Nokia Oyj(a)	52,585	281,738
Telefonaktiebolaget LM Ericsson–Class B	28,466	357,929

		3,748,675

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS–0.5%
Amphenol Corp.–Class A	6,180	422,774
Azbil Corp.	1,203	49,848
CDW Corp./DE	1,450	253,243
Corning, Inc.	8,020	328,018
Halma PLC	3,702	137,919
Hamamatsu Photonics KK	1,368	82,407
Hexagon AB	19,214	284,682
Hirose Electric Co., Ltd.	316	46,229
Ibiden Co., Ltd.	1,030	55,438
IPG Photonics Corp.(a)	370	77,985
Keyence Corp.	1,897	955,373
Keysight Technologies, Inc.(a)	1,900	293,379
Kyocera Corp.	3,130	193,372
Murata Manufacturing Co., Ltd.	5,602	426,731
Omron Corp.	1,810	143,310
Shimadzu Corp.	2,310	89,260
TDK Corp.	1,263	152,892
TE Connectivity Ltd.	3,410	461,066
Trimble, Inc.(a)	2,590	211,940
Venture Corp., Ltd.	2,697	38,583
Yaskawa Electric Corp.	2,340	114,275
Yokogawa Electric Corp.	2,226	33,291
Zebra Technologies Corp.–Class A(a)	560	296,514

		5,148,529

IT SERVICES–2.1%
Accenture PLC–Class A	6,580	1,939,718
Adyen NV(a)(b)(c)	192	470,847
Afterpay Ltd.(a)(c)	2,116	187,817
Akamai Technologies, Inc.(a)	1,680	195,888
Amadeus IT Group SA–Class A(a)	4,393	309,692

Company	Shares	U.S. $ Value

Atos SE	965	$58,761
Automatic Data Processing, Inc.	4,400	873,928
Bechtle AG	266	49,439
Broadridge Financial Solutions, Inc.	1,200	193,836
Capgemini SE	1,563	300,586
Cognizant Technology Solutions Corp.–Class A	5,460	378,160
Computershare Ltd.	5,287	67,008
DXC Technology Co.(a)	2,630	102,412
Edenred	2,404	137,068
Fidelity National Information Services, Inc.	6,420	909,521
Fiserv, Inc.(a)	6,160	658,442
FleetCor Technologies, Inc.(a)	860	220,212
Fujitsu Ltd.	1,917	358,669
Gartner, Inc.(a)	890	215,558
Global Payments, Inc.	3,050	571,997
GMO Payment Gateway, Inc.	402	52,209
International Business Machines Corp.	9,250	1,355,957
Itochu Techno-Solutions Corp.	936	28,956
Jack Henry & Associates, Inc.	770	125,903
Mastercard, Inc.–Class A	9,060	3,307,715
NEC Corp.	2,394	123,182
Nexi SpA(a)(b)	4,285	94,164
Nomura Research Institute Ltd.	3,437	113,512
NTT Data Corp.	6,155	96,084
Obic Co., Ltd.	679	126,280
Otsuka Corp.	1,111	58,239
Paychex, Inc.	3,320	356,236
PayPal Holdings, Inc.(a)	12,160	3,544,397
SCSK Corp.	508	30,269
TIS, Inc.	2,183	55,713
VeriSign, Inc.(a)	1,030	234,521
Visa, Inc.–Class A	17,520	4,096,526
Western Union Co. (The)–Class W	4,230	97,163
Wix.com Ltd.(a)	542	157,332
Worldline SA/France(a)(b)	2,317	217,114

		22,471,031

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–2.4%
Advanced Micro Devices, Inc.(a)	12,580	1,181,639
Advantest Corp.	1,946	174,725
Analog Devices, Inc.	3,820	657,651
Applied Materials, Inc.	9,500	1,352,800

3

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

ASM International NV	461	$152,050
ASML Holding NV	4,091	2,824,096
Broadcom, Inc.	4,230	2,017,033
Disco Corp.	281	85,438
Enphase Energy, Inc.(a)	1,400	257,082
Infineon Technologies AG	12,736	512,284
Intel Corp.	41,810	2,347,214
KLA Corp.	1,590	515,494
Lam Research Corp.	1,480	963,036
Lasertec Corp.	735	142,167
Maxim Integrated Products, Inc.	2,770	291,847
Microchip Technology, Inc.	2,830	423,764
Micron Technology, Inc.(a)	11,610	986,618
Monolithic Power Systems, Inc.	450	168,053
NVIDIA Corp.	6,450	5,160,645
NXP Semiconductors NV	2,850	586,302
Qorvo, Inc.(a)	1,160	226,954
QUALCOMM, Inc.	11,680	1,669,422
Renesas Electronics Corp.(a)	12,226	131,947
Rohm Co., Ltd.	853	78,500
Skyworks Solutions, Inc.	1,710	327,893
STMicroelectronics NV	6,660	242,201
SUMCO Corp.(c)	2,697	66,066
Teradyne, Inc.	1,720	230,411
Texas Instruments, Inc.	9,560	1,838,388
Tokyo Electron Ltd.	1,456	629,551
Xilinx, Inc.	2,540	367,386

		26,608,657

SOFTWARE–3.3%
Adobe, Inc.(a)	4,950	2,898,918
ANSYS, Inc.(a)	900	312,354
Autodesk, Inc.(a)	2,280	665,532
AVEVA Group PLC	1,121	57,536
Cadence Design Systems, Inc.(a)	2,880	394,042
Check Point Software Technologies Ltd.(a)	1,093	126,930
Citrix Systems, Inc.	1,280	150,106
CyberArk Software Ltd.(a)	377	49,112
Dassault Systemes SE	1,288	312,593
Fortinet, Inc.(a)	1,400	333,466
Intuit, Inc.	2,830	1,387,181
Microsoft Corp.	77,990	21,127,491
Nemetschek SE	563	43,096
Nice Ltd.(a)	611	150,815
NortonLifeLock, Inc.	6,000	163,320
Oracle Corp.	18,810	1,464,170
Oracle Corp./Japan	375	28,653
Paycom Software, Inc.(a)	510	185,370
PTC, Inc.(a)	1,080	152,561

Company	Shares	U.S. $ Value

Sage Group PLC (The)	10,691	$101,268
salesforce.com, Inc.(a)	9,590	2,342,549
SAP SE	10,184	1,430,441
ServiceNow, Inc.(a)	2,050	1,126,578
Sinch AB(a)(b)	4,932	82,992
Synopsys, Inc.(a)	1,580	435,748
TeamViewer AG(a)(b)	1,568	58,889
Temenos AG	651	104,664
Trend Micro, Inc./Japan	1,303	68,230
Tyler Technologies, Inc.(a)	420	189,995
WiseTech Global Ltd.	1,425	34,053
Xero Ltd.(a)	1,287	132,380

		36,111,033

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS–2.2%
Apple, Inc.	162,420	22,245,043
Brother Industries Ltd.	2,301	45,959
Canon, Inc.(c)	9,756	220,505
FUJIFILM Holdings Corp.	3,513	259,851
Hewlett Packard Enterprise Co.	13,520	197,121
HP, Inc.	12,430	375,261
Logitech International SA	1,688	204,995
NetApp, Inc.	2,300	188,186
Ricoh Co., Ltd.	6,538	73,592
Seagate Technology Holdings PLC	2,060	181,136
Seiko Epson Corp.	2,728	47,953
Western Digital Corp.(a)	3,170	225,609

		24,265,211

		118,353,136

FINANCIALS–6.4%
BANKS–2.8%
ABN AMRO Bank NV (GDR)(a)(b)(c)	4,125	49,984
Australia & New Zealand Banking Group Ltd.	27,752	585,787
Banco Bilbao Vizcaya Argentaria SA(a)	65,031	403,386
Banco Santander SA(a)	169,123	646,905
Bank Hapoalim BM(a)	11,074	88,909
Bank Leumi Le-Israel BM(a)	14,170	107,674
Bank of America Corp.	78,080	3,219,238
Bank of East Asia Ltd. (The)	12,800	23,772
Banque Cantonale Vaudoise	293	26,329
Barclays PLC	169,320	401,809
BNP Paribas SA	10,970	688,473
BOC Hong Kong Holdings Ltd.	36,090	122,320

4

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

CaixaBank SA	43,355	$133,477
Chiba Bank Ltd. (The)	5,169	31,241
Citigroup, Inc.	21,400	1,514,050
Citizens Financial Group, Inc.	4,410	202,287
Comerica, Inc.	1,440	102,730
Commerzbank AG(a)	9,771	69,390
Commonwealth Bank of Australia(c)	17,302	1,295,619
Concordia Financial Group Ltd.	10,617	39,015
Credit Agricole SA	11,378	159,515
Danske Bank A/S	6,727	118,469
DBS Group Holdings Ltd.	17,585	391,219
DNB ASA	9,072	197,717
Erste Group Bank AG	2,724	100,138
Fifth Third Bancorp	7,280	278,314
FinecoBank Banca Fineco SpA(a)	5,944	103,731
First Republic Bank/CA	1,820	340,649
Hang Seng Bank Ltd.	7,458	148,770
HSBC Holdings PLC	198,656	1,146,544
Huntington Bancshares, Inc./OH	15,270	217,903
ING Groep NV	38,043	504,996
Intesa Sanpaolo SpA	161,079	445,599
Israel Discount Bank Ltd.–Class A(a)	11,352	54,079
Japan Post Bank Co., Ltd.	3,949	33,213
JPMorgan Chase & Co.	31,340	4,874,624
KBC Group NV	2,438	186,145
KeyCorp	10,040	207,326
Lloyds Banking Group PLC	691,089	447,035
M&T Bank Corp.	1,330	193,262
Mediobanca Banca di Credito Finanziario SpA(a)	6,057	70,868
Mitsubishi UFJ Financial Group, Inc.	119,218	642,139
Mizrahi Tefahot Bank Ltd.(a)	1,368	42,141
Mizuho Financial Group, Inc.	23,527	337,201
National Australia Bank Ltd.	32,156	632,149
Natwest Group PLC	47,493	133,658
Nordea Bank Abp	31,599	351,884
Oversea-Chinese Banking Corp., Ltd.	32,741	291,779
People’s United Financial, Inc.	4,420	75,759
PNC Financial Services Group, Inc. (The)	4,400	839,344
Raiffeisen Bank International AG	1,443	32,754
Regions Financial Corp.	9,950	200,791

Company	Shares	U.S. $ Value

Resona Holdings, Inc.	20,824	$80,290
Shizuoka Bank Ltd. (The)	4,353	33,780
Skandinaviska Enskilda Banken AB–Class A	15,873	205,176
Societe Generale SA	7,906	233,870
Standard Chartered PLC	26,164	166,973
Sumitomo Mitsui Financial Group, Inc.	12,730	438,828
Sumitomo Mitsui Trust Holdings, Inc.	3,294	105,079
SVB Financial Group(a)	570	317,165
Svenska Handelsbanken AB–Class A	14,225	160,571
Swedbank AB–Class A	8,832	164,425
Truist Financial Corp.	13,920	772,560
UniCredit SpA	20,729	245,073
United Overseas Bank Ltd.	11,496	221,383
US Bancorp	14,030	799,289
Wells Fargo & Co.	42,800	1,938,412
Westpac Banking Corp.	35,779	692,388
Zions Bancorp NA	1,690	89,333

		30,216,705

CAPITAL MARKETS–1.5%
3i Group PLC	9,491	154,028
Ameriprise Financial, Inc.	1,200	298,656
Amundi SA(b)	592	52,214
ASX Ltd.(c)	1,888	110,062
Bank of New York Mellon Corp. (The)	8,350	427,771
BlackRock, Inc.–Class A	1,470	1,286,206
Cboe Global Markets, Inc.	1,100	130,955
Charles Schwab Corp. (The)	15,530	1,130,739
CME Group, Inc.–Class A	3,720	791,170
Credit Suisse Group AG	23,872	249,890
Daiwa Securities Group, Inc.	14,087	77,388
Deutsche Bank AG(a)	20,157	262,801
Deutsche Boerse AG	1,853	323,434
EQT AB	2,323	84,385
Franklin Resources, Inc.	2,810	89,892
Futu Holdings Ltd. (ADR)(a)	488	87,396
Goldman Sachs Group, Inc. (The)	3,520	1,335,946
Hargreaves Lansdown PLC	3,469	76,333
Hong Kong Exchanges & Clearing Ltd.	11,746	699,236
Intercontinental Exchange, Inc.	5,820	690,834
Invesco Ltd.	3,910	104,514

5

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

Japan Exchange Group, Inc.	4,969	$110,689
Julius Baer Group Ltd.	2,182	142,513
London Stock Exchange Group PLC	3,166	349,876
Macquarie Group Ltd.	3,352	392,725
Magellan Financial Group Ltd.(c)	1,344	54,281
MarketAxess Holdings, Inc.	400	185,436
Moody’s Corp.	1,670	605,158
Morgan Stanley	15,410	1,412,943
MSCI, Inc.–Class A	860	458,449
Nasdaq, Inc.	1,190	209,202
Natixis SA	9,234	43,869
Nomura Holdings, Inc.	29,960	152,481
Northern Trust Corp.	2,150	248,583
Partners Group Holding AG	221	335,024
Raymond James Financial, Inc.	1,260	163,674
S&P Global, Inc.	2,500	1,026,125
SBI Holdings, Inc./Japan	2,374	56,075
Schroders PLC	1,212	58,944
Singapore Exchange Ltd.	7,838	65,282
St. James’s Place PLC	5,249	107,325
Standard Life Aberdeen PLC	21,284	79,847
State Street Corp.	3,600	296,208
T. Rowe Price Group, Inc.	2,350	465,230
UBS Group AG	35,755	547,667

		16,031,456

CONSUMER FINANCE–0.2%
Acom Co., Ltd.	3,892	16,982
American Express Co.	6,730	1,111,998
Capital One Financial Corp.	4,670	722,402
Discover Financial Services	3,150	372,614
Synchrony Financial	5,600	271,712

		2,495,708

DIVERSIFIED FINANCIAL SERVICES–0.6%
Berkshire Hathaway, Inc.–Class B(a)	19,630	5,455,570
EXOR NV	1,057	84,828
Groupe Bruxelles Lambert SA	1,101	123,280
IHS Markit Ltd.	3,870	435,994
Industrivarden AB	1,042	40,527
Industrivarden AB–Class C	1,557	56,996
Investor AB	17,769	409,582
Kinnevik AB(c)	2,359	94,463

Company	Shares	U.S. $ Value

L E Lundbergforetagen AB–Class B	741	$47,825
M&G PLC	25,356	80,325
Mitsubishi HC Capital, Inc.	6,438	34,524
ORIX Corp.	11,912	201,332
Sofina SA	150	64,808
Tokyo Century Corp.	359	19,301
Wendel SE	261	35,123

		7,184,478

INSURANCE–1.3%
Admiral Group PLC	1,880	81,803
Aegon NV(c)	17,451	72,581
Aflac, Inc.	6,540	350,936
Ageas SA/NV	1,707	94,860
AIA Group Ltd.	117,962	1,463,386
Allianz SE	4,021	1,003,468
Allstate Corp. (The)	3,090	403,060
American International Group, Inc.	8,880	422,688
Aon PLC	2,340	558,698
Arthur J Gallagher & Co.	2,120	296,970
Assicurazioni Generali SpA	10,759	216,005
Assurant, Inc.	620	96,832
Aviva PLC	38,316	215,104
Baloise Holding AG	452	70,574
Chubb Ltd.	4,650	739,071
Cincinnati Financial Corp.	1,550	180,761
CNP Assurances	1,674	28,531
Dai-ichi Life Holdings, Inc.	9,937	182,833
Direct Line Insurance Group PLC	13,308	52,489
Everest Re Group Ltd.	410	103,324
Gjensidige Forsikring ASA	1,950	42,994
Globe Life, Inc.	980	93,345
Hannover Rueck SE	588	98,436
Hartford Financial Services Group, Inc. (The)	3,690	228,669
Insurance Australia Group Ltd.(c)	24,042	92,957
Japan Post Holdings Co., Ltd.(a)	15,360	126,163
Japan Post Insurance Co., Ltd.	2,194	40,596
Legal & General Group PLC	58,199	207,630
Lincoln National Corp.	1,850	116,254
Loews Corp.	2,310	126,241
Marsh & McLennan Cos., Inc.	5,260	739,977
Medibank Pvt Ltd.	26,859	63,678
MetLife, Inc.	7,700	460,845
MS&AD Insurance Group Holdings, Inc.	4,341	125,508

6

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	1,366	$374,367
NN Group NV	2,738	129,341
Phoenix Group Holdings PLC	6,334	59,293
Poste Italiane SpA(b)	5,095	67,435
Principal Financial Group, Inc.	2,610	164,926
Progressive Corp. (The)	6,050	594,170
Prudential Financial, Inc.	4,070	417,053
Prudential PLC	25,450	484,206
QBE Insurance Group Ltd.	14,387	116,097
Sampo Oyj–Class A	4,864	223,669
SCOR SE(a)	1,546	49,217
Sompo Holdings, Inc.	3,094	114,596
Suncorp Group Ltd.	12,489	103,974
Swiss Life Holding AG	312	151,773
Swiss Re AG	2,941	265,639
T&D Holdings, Inc.	5,247	68,090
Tokio Marine Holdings, Inc.	6,161	283,777
Travelers Cos., Inc. (The)	2,600	389,246
Tryg A/S	3,511	86,240
Unum Group	2,110	59,924
Willis Towers Watson PLC	1,330	305,927
WR Berkley Corp.	1,450	107,923
Zurich Insurance Group AG	1,467	589,243

		14,403,393

		70,331,740

HEALTH CARE–6.4%
BIOTECHNOLOGY–0.7%
AbbVie, Inc.	18,280	2,059,059
Alexion Pharmaceuticals, Inc.(a)	2,290	420,696
Amgen, Inc.	5,950	1,450,313
Argenx SE(a)	447	135,211
Biogen, Inc.(a)	1,560	540,181
CSL Ltd.	4,437	948,934
Genmab A/S(a)	639	261,825
Gilead Sciences, Inc.	12,980	893,803
Grifols SA	2,909	78,883
Incyte Corp.(a)	1,930	162,371
PeptiDream, Inc.(a)	934	45,645
Regeneron Pharmaceuticals, Inc.(a)	1,090	608,809
Vertex Pharmaceuticals, Inc.(a)	2,680	540,368

		8,146,098

HEALTH CARE EQUIPMENT & SUPPLIES–1.6%
Abbott Laboratories	18,390	2,131,953

Company	Shares	U.S. $ Value

ABIOMED, Inc.(a)	470	$146,692
Alcon, Inc.	4,873	341,780
Align Technology, Inc.(a)	750	458,250
Ambu A/S	1,633	62,835
Asahi Intecc Co., Ltd.	2,034	48,630
Baxter International, Inc.	5,200	418,600
Becton Dickinson and Co.	3,010	732,002
BioMerieux	404	46,941
Boston Scientific Corp.(a)	14,710	629,000
Carl Zeiss Meditec AG	392	75,776
Cochlear Ltd.(c)	641	120,936
Coloplast A/S–Class B	1,158	190,124
Cooper Cos., Inc. (The)	510	202,098
Danaher Corp.	6,570	1,763,125
Demant A/S(a)	1,056	59,510
DENTSPLY SIRONA, Inc.	2,260	142,968
DexCom, Inc.(a)	1,000	427,000
DiaSorin SpA	245	46,358
Edwards Lifesciences Corp.(a)	6,430	665,955
Fisher & Paykel Healthcare Corp., Ltd.	5,621	122,281
GN Store Nord A/S	1,248	109,137
Hologic, Inc.(a)	2,650	176,808
Hoya Corp.	3,636	480,935
IDEXX Laboratories, Inc.(a)	890	562,079
Intuitive Surgical, Inc.(a)	1,230	1,131,157
Koninklijke Philips NV	8,885	440,999
Medtronic PLC	13,930	1,729,131
Olympus Corp.	11,364	226,040
ResMed, Inc.	1,510	372,245
Sartorius AG (Preference Shares)	255	132,729
Siemens Healthineers AG(b)	2,621	160,702
Smith & Nephew PLC	8,554	185,513
Sonova Holding AG	537	202,264
STERIS PLC	1,010	208,363
Straumann Holding AG	100	159,504
Stryker Corp.	3,390	880,485
Sysmex Corp.	1,633	193,730
Teleflex, Inc.	490	196,877
Terumo Corp.	6,296	255,004
West Pharmaceutical Services, Inc.	770	276,507
Zimmer Biomet Holdings, Inc.	2,160	347,371

		17,260,394

HEALTH CARE PROVIDERS & SERVICES–1.0%
AmerisourceBergen Corp.–Class A	1,530	175,170
Amplifon SpA	1,214	60,025
Anthem, Inc.	2,540	969,772

7

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

Cardinal Health, Inc.	3,000	$171,270
Centene Corp.(a)	6,030	439,768
Cigna Corp.	3,550	841,598
CVS Health Corp.	13,630	1,137,287
DaVita, Inc.(a)	720	86,710
Fresenius Medical Care AG & Co. KGaA	1,999	166,109
Fresenius SE & Co. KGaA	4,078	212,830
HCA Healthcare, Inc.	2,720	562,333
Henry Schein, Inc.(a)	1,450	107,576
Humana, Inc.	1,340	593,245
Laboratory Corp. of America Holdings(a)	1,010	278,608
McKesson Corp.	1,640	313,634
Medipal Holdings Corp.	1,788	34,184
Orpea SA(a)	504	64,166
Quest Diagnostics, Inc.	1,350	178,159
Ramsay Health Care Ltd.	1,785	84,218
Ryman Healthcare Ltd.	4,145	38,037
Sonic Healthcare Ltd.	4,427	127,566
UnitedHealth Group, Inc.	9,770	3,912,299
Universal Health Services, Inc.–Class B	800	117,144

		10,671,708

HEALTH CARE TECHNOLOGY–0.1%
Cerner Corp.	3,110	243,078
M3, Inc.	4,303	313,509

		556,587

LIFE SCIENCES TOOLS & SERVICES–0.5%
Agilent Technologies, Inc.	3,140	464,123
Bio-Rad Laboratories, Inc.–Class A(a)	230	148,187
Charles River Laboratories International, Inc.(a)	520	192,358
Eurofins Scientific SE(a)	1,302	148,921
Illumina, Inc.(a)	1,510	714,547
IQVIA Holdings, Inc.(a)	1,980	479,794
Lonza Group AG	726	514,702
Mettler-Toledo International, Inc.(a)	240	332,482
PerkinElmer, Inc.	1,160	179,116
QIAGEN NV(a)	2,251	108,810
Sartorius Stedim Biotech	269	127,315
Thermo Fisher Scientific, Inc.	4,070	2,053,193
Waters Corp.(a)	640	221,190

		5,684,738

PHARMACEUTICALS–2.5%
Astellas Pharma, Inc.	18,158	316,433
AstraZeneca PLC	12,802	1,538,085
Bayer AG	9,581	582,479
Bristol-Myers Squibb Co.	23,130	1,545,547
Catalent, Inc.(a)	1,760	190,291
Chugai Pharmaceutical Co., Ltd.(c)	6,550	259,620

Company	Shares	U.S. $ Value

Daiichi Sankyo Co., Ltd.	16,595	$358,005
Eisai Co., Ltd.	2,313	227,315
Eli Lilly & Co.	8,240	1,891,245
GlaxoSmithKline PLC	49,067	964,612
Hikma Pharmaceuticals PLC	1,686	57,057
Hisamitsu Pharmaceutical Co., Inc.	498	24,588
Ipsen SA	367	38,189
Johnson & Johnson	27,260	4,490,812
Kyowa Kirin Co., Ltd.	2,633	93,644
Merck & Co., Inc.	26,210	2,038,352
Merck KGaA	1,260	241,764
Nippon Shinyaku Co., Ltd.	479	38,108
Novartis AG	21,655	1,975,511
Novo Nordisk A/S–Class B	16,794	1,405,802
Ono Pharmaceutical Co., Ltd.	3,607	80,437
Organon & Co.(a)	2,620	79,281
Orion Oyj–Class B	1,034	44,456
Otsuka Holdings Co., Ltd.(c)	3,808	158,116
Perrigo Co. PLC	1,380	63,273
Pfizer, Inc.	57,960	2,269,714
Recordati Industria Chimica e Farmaceutica SpA(c)	1,019	58,289
Roche Holding AG	7,164	2,708,983
Sanofi	11,050	1,160,941
Santen Pharmaceutical Co., Ltd.	3,513	48,485
Shionogi & Co., Ltd.	2,583	134,616
Sumitomo Dainippon Pharma Co., Ltd.	1,746	36,621
Taisho Pharmaceutical Holdings Co., Ltd.	332	17,773
Takeda Pharmaceutical Co., Ltd.	15,374	515,960
Teva Pharmaceutical Industries Ltd. (Sponsored ADR)(a)	10,694	105,871
UCB SA	1,233	129,134
Viatris, Inc.	12,510	178,768
Vifor Pharma AG	475	61,545
Zoetis, Inc.	4,910	915,028

		27,044,750

		69,364,275

CONSUMER DISCRETIONARY–6.2%
AUTO COMPONENTS–0.2%
Aisin Corp.	1,436	61,572
Aptiv PLC(a)	2,800	440,524
BorgWarner, Inc.	2,480	120,379
Bridgestone Corp.(c)	5,568	253,079
Cie Generale des Etablissements Michelin SCA–Class B	1,652	263,652

8

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

Continental AG(a)	1,072	$157,714
Denso Corp.	4,226	288,177
Faurecia SE	1,144	56,239
Koito Manufacturing Co., Ltd.	1,019	63,405
Stanley Electric Co., Ltd.	1,268	36,634
Sumitomo Electric Industries Ltd.	7,356	108,648
Toyota Industries Corp.	1,430	123,659
Valeo SA	2,239	67,536

		2,041,218

AUTOMOBILES–1.1%
Bayerische Motoren Werke AG	3,229	342,324
Bayerische Motoren Werke AG (Preference Shares)	554	49,837
Daimler AG	8,347	745,876
Ferrari NV	1,229	253,722
Ford Motor Co.(a)	40,590	603,168
General Motors Co.(a)	13,210	781,636
Honda Motor Co., Ltd.	15,900	511,396
Isuzu Motors Ltd.	5,378	71,364
Mazda Motor Corp.(a)	5,545	52,314
Nissan Motor Co., Ltd.(a)	22,640	112,785
Porsche Automobil Holding SE (Preference Shares)	1,493	160,275
Renault SA(a)	1,874	75,967
Stellantis NV	19,778	389,100
Subaru Corp.	6,001	118,937
Suzuki Motor Corp.	3,592	152,228
Tesla, Inc.(a)	7,980	5,424,006
Toyota Motor Corp.	20,685	1,808,159
Volkswagen AG	316	103,858
Volkswagen AG (Preference Shares)	1,810	453,824
Yamaha Motor Co., Ltd.(c)	2,731	74,180

		12,284,956

DISTRIBUTORS–0.0%
Genuine Parts Co.	1,490	188,440
LKQ Corp.(a)	2,870	141,262
Pool Corp.	420	192,637

		522,339

HOTELS, RESTAURANTS & LEISURE–0.9%
Accor SA(a)	1,657	61,978
Aristocrat Leisure Ltd.	5,604	180,911
Booking Holdings, Inc.(a)	430	940,879
Caesars Entertainment, Inc.(a)	2,160	224,100
Carnival Corp.(a)	8,260	217,734
Chipotle Mexican Grill, Inc.–Class A(a)	300	465,102
Compass Group PLC(a)	17,398	366,539

Company	Shares	U.S. $ Value

Crown Resorts Ltd.(a)	3,632	$32,419
Darden Restaurants, Inc.	1,350	197,086
Domino’s Pizza Enterprises Ltd.(c)	590	53,353
Domino’s Pizza, Inc.	400	186,596
Entain PLC(a)	5,707	137,902
Evolution AB(b)	1,656	261,949
Expedia Group, Inc.(a)	1,460	239,017
Flutter Entertainment PLC(a)	1,623	294,292
Galaxy Entertainment Group Ltd.(a)	21,186	169,405
Genting Singapore Ltd.	58,976	36,734
Hilton Worldwide Holdings, Inc.(a)	2,880	347,386
InterContinental Hotels Group PLC(a)	1,781	118,705
La Francaise des Jeux SAEM(b)	931	54,759
Las Vegas Sands Corp.(a)	3,400	179,146
Marriott International, Inc./MD–Class A(a)	2,760	376,795
McDonald’s Corp.	7,730	1,785,553
McDonald’s Holdings Co. Japan Ltd.	778	34,284
Melco Resorts & Entertainment Ltd. (ADR)(a)	2,093	34,681
MGM Resorts International	4,210	179,556
Norwegian Cruise Line Holdings Ltd.(a)	3,830	112,640
Oriental Land Co., Ltd./Japan	1,950	277,808
Penn National Gaming, Inc.(a)(c)	1,530	117,030
Royal Caribbean Cruises Ltd.(a)	2,260	192,733
Sands China Ltd.(a)	23,670	99,631
SJM Holdings Ltd.(a)	19,382	21,157
Sodexo SA(a)	862	80,562
Starbucks Corp.	12,200	1,364,082
Tabcorp Holdings Ltd.	21,623	83,896
Whitbread PLC(a)	1,968	85,073
Wynn Macau Ltd.(a)	15,232	23,958
Wynn Resorts Ltd.(a)	1,080	132,084
Yum! Brands, Inc.	3,080	354,292

		10,121,807

HOUSEHOLD DURABLES–0.4%
Barratt Developments PLC	9,931	95,622
Berkeley Group Holdings PLC	1,197	76,111
Casio Computer Co., Ltd.	1,894	31,781
DR Horton, Inc.	3,390	306,354
Electrolux AB–Class B	2,199	60,939
Garmin Ltd.	1,550	224,192

9

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

Husqvarna AB–Class B	4,078	$54,198
Iida Group Holdings Co., Ltd.	1,435	36,911
Leggett & Platt, Inc.	1,370	70,980
Lennar Corp.–Class A	2,850	283,147
Mohawk Industries, Inc.(a)	600	115,314
Newell Brands, Inc.	3,910	107,408
NVR, Inc.(a)	40	198,932
Panasonic Corp.	21,536	247,977
Persimmon PLC	3,111	127,438
PulteGroup, Inc.	2,730	148,976
Rinnai Corp.	352	33,504
SEB SA	269	48,663
Sekisui Chemical Co., Ltd.	3,717	63,642
Sekisui House Ltd.	6,009	123,393
Sharp Corp./Japan	2,088	34,447
Sony Group Corp.	12,299	1,192,600
Taylor Wimpey PLC	35,555	78,247
Whirlpool Corp.	650	141,713

		3,902,489

INTERNET & DIRECT MARKETING RETAIL–1.6%
Amazon.com, Inc.(a)	4,440	15,274,310
Delivery Hero SE(a)(b)	1,531	202,285
eBay, Inc.	6,700	470,407
Etsy, Inc.(a)	1,310	269,650
HelloFresh SE(a)	1,610	156,507
Just Eat Takeaway.com NV(a)(b)(c)	1,749	161,754
Mercari, Inc.(a)	996	52,652
Ocado Group PLC(a)	4,746	131,502
Prosus NV(a)	4,753	465,640
Rakuten, Inc.(c)	8,444	95,342
Zalando SE(a)(b)	1,618	195,681
ZOZO, Inc.	1,215	41,195

		17,516,925

LEISURE EQUIPMENT & PRODUCTS–0.0%
Bandai Namco Holdings, Inc.	1,948	134,820
Hasbro, Inc.	1,320	124,766
Shimano, Inc.	723	172,019
Yamaha Corp.	1,307	70,954

		502,559

MULTILINE RETAIL–0.3%
Dollar General Corp.	2,440	527,992
Dollar Tree, Inc.(a)	2,400	238,800
Next PLC(a)	1,296	141,048
Pan Pacific International Holdings Corp.(c)	4,019	83,575
Ryohin Keikaku Co., Ltd.	2,464	51,690
Target Corp.	5,120	1,237,709
Wesfarmers Ltd.	11,058	490,235

		2,771,049

Company	Shares	U.S. $ Value

SPECIALTY RETAIL–0.9%
ABC-Mart, Inc.	322	$18,520
Advance Auto Parts, Inc.	680	139,495
AutoZone, Inc.(a)	230	343,211
Best Buy Co., Inc.	2,300	264,454
CarMax, Inc.(a)	1,680	216,972
Chow Tai Fook Jewellery Group Ltd.	19,506	44,568
Fast Retailing Co., Ltd.	568	426,959
Gap, Inc. (The)	2,150	72,348
H & M Hennes & Mauritz AB–Class B(a)	7,122	169,143
Hikari Tsushin, Inc.	204	35,852
Home Depot, Inc. (The)	11,010	3,510,979
Industria de Diseno Textil SA	10,638	375,594
JD Sports Fashion PLC	5,030	64,010
Kingfisher PLC	20,586	103,899
L Brands, Inc.	2,420	174,385
Lowe’s Cos., Inc.	7,320	1,419,860
Nitori Holdings Co., Ltd.	781	137,922
O’Reilly Automotive, Inc.(a)	720	407,671
Ross Stores, Inc.	3,690	457,560
TJX Cos., Inc. (The)	12,480	841,402
Tractor Supply Co.	1,190	221,411
Ulta Beauty, Inc.(a)	570	197,089
USS Co., Ltd.	2,138	37,373
Yamada Holdings Co., Ltd.	6,598	30,510

		9,711,187

TEXTILES, APPAREL & LUXURY GOODS–0.8%
adidas AG	1,856	692,580
Burberry Group PLC(a)	3,948	112,910
Cie Financiere Richemont SA	5,091	617,175
EssilorLuxottica SA	2,783	514,112
Hanesbrands, Inc.	3,610	67,399
Hermes International	308	449,468
Kering SA	731	640,515
LVMH Moet Hennessy Louis Vuitton SE	2,707	2,129,480
Moncler SpA	1,889	128,051
NIKE, Inc.–Class B	13,200	2,039,268
Pandora A/S	975	131,541
Puma SE	1,029	122,812
PVH Corp.(a)	730	78,541
Ralph Lauren Corp.	490	57,727
Swatch Group AG (The)	282	96,843
Swatch Group AG (The) (REG)	513	33,874
Tapestry, Inc.(a)	2,880	125,222
Under Armour, Inc.–Class A(a)	1,950	41,242
Under Armour, Inc.–Class C(a)	2,030	37,697

10

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

VF Corp.	3,320	$272,373

		8,388,830

		67,763,359

INDUSTRIALS–5.2%
AEROSPACE & DEFENSE–0.7%
Airbus SE(a)	5,735	738,971
BAE Systems PLC	31,403	226,919
Boeing Co. (The)(a)	5,690	1,363,096
Dassault Aviation SA	24	28,272
Elbit Systems Ltd.	258	33,423
General Dynamics Corp.	2,370	446,176
Howmet Aerospace, Inc.(a)	4,040	139,259
Huntington Ingalls Industries, Inc.	420	88,515
L3Harris Technologies, Inc.	2,120	458,238
Lockheed Martin Corp.	2,530	957,226
MTU Aero Engines AG	520	128,931
Northrop Grumman Corp.	1,550	563,317
Raytheon Technologies Corp.	15,680	1,337,661
Rolls-Royce Holdings PLC(a)	81,609	111,724
Safran SA	3,333	462,563
Singapore Technologies Engineering Ltd.	15,226	43,933
Teledyne Technologies, Inc.(a)	480	201,038
Textron, Inc.	2,330	160,234
Thales SA	1,040	106,264
TransDigm Group, Inc.(a)	570	368,955

		7,964,715

AIR FREIGHT & LOGISTICS–0.4%
CH Robinson Worldwide, Inc.	1,370	128,328
Deutsche Post AG	9,667	658,368
DSV PANALPINA A/S	2,018	471,078
Expeditors International of Washington, Inc.	1,740	220,284
FedEx Corp.	2,530	754,775
InPost SA(a)	1,950	39,137
Kuehne & Nagel International AG	526	180,028
SG Holdings Co., Ltd.	3,122	81,981
United Parcel Service, Inc.–Class B	7,490	1,557,695
Yamato Holdings Co., Ltd.	2,842	80,753

		4,172,427

AIRLINES–0.1%
Alaska Air Group, Inc.(a)	1,280	77,197
American Airlines Group, Inc.(a)	6,640	140,834

Company	Shares	U.S. $ Value

ANA Holdings, Inc.(a)	1,558	$36,616
Delta Air Lines, Inc.(a)	6,620	286,381
Deutsche Lufthansa AG(a)	2,914	32,770
Japan Airlines Co., Ltd.(a)	1,406	30,445
Qantas Airways Ltd.(a)	9,013	31,464
Singapore Airlines Ltd.(a)	13,067	47,121
Southwest Airlines Co.(a)	6,120	324,911
United Airlines Holdings, Inc.(a)	3,350	175,172

		1,182,911

BUILDING PRODUCTS–0.3%
A O Smith Corp.	1,390	100,163
AGC, Inc.	1,885	78,963
Allegion PLC	930	129,549
Assa Abloy AB–Class B	9,775	294,696
Carrier Global Corp.	8,450	410,670
Cie de Saint-Gobain	4,935	325,690
Daikin Industries Ltd.	2,429	452,643
Fortune Brands Home & Security, Inc.	1,430	142,442
Geberit AG	361	271,173
Johnson Controls International PLC	7,420	509,235
Kingspan Group PLC	1,505	142,242
Lixil Corp.	2,597	67,204
Masco Corp.	2,620	154,344
Nibe Industrier AB	13,903	146,501
Otis Worldwide Corp.	4,170	340,981
ROCKWOOL International A/S	83	40,423
TOTO Ltd.	1,380	71,502
Xinyi Glass Holdings Ltd.	17,728	72,232

		3,750,653

COMMERCIAL SERVICES & SUPPLIES–0.2%
Brambles Ltd.	14,338	123,048
Cintas Corp.	920	351,440
Copart, Inc.(a)	2,150	283,435
Dai Nippon Printing Co., Ltd.	2,213	46,830
Rentokil Initial PLC	18,085	123,868
Republic Services, Inc.–Class A	2,180	239,822
Rollins, Inc.	2,290	78,318
Secom Co., Ltd.	2,047	156,023
Securitas AB–Class B	3,053	48,228
Sohgo Security Services Co., Ltd.	696	31,710
Toppan Printing Co., Ltd.	182	2,927
Waste Management, Inc.	4,020	563,242

		2,048,891

11

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

CONSTRUCTION & ENGINEERING–0.1%
ACS Actividades de Construccion y Servicios SA	162	$4,343
Bouygues SA	2,228	82,525
Eiffage SA	812	82,708
Epiroc AB	10,230	220,965
Ferrovial SA	4,684	137,655
Kajima Corp.	4,382	55,607
Obayashi Corp.	6,333	50,491
Quanta Services, Inc.	1,440	130,421
Shimizu Corp.	5,383	41,368
Skanska AB–Class B	3,317	88,063
Taisei Corp.	1,861	61,079
Vinci SA	5,192	555,013

		1,510,238

ELECTRICAL EQUIPMENT–0.5%
ABB Ltd.	16,916	574,715
AMETEK, Inc.	2,390	319,065
Eaton Corp. PLC	4,120	610,502
Emerson Electric Co.	6,200	596,688
Fuji Electric Co., Ltd.	1,237	57,740
Generac Holdings, Inc.(a)	650	269,847
Legrand SA	2,608	276,404
Mitsubishi Electric Corp.	17,800	258,407
Nidec Corp.	4,361	501,472
Prysmian SpA	2,484	89,141
Rockwell Automation, Inc.	1,200	343,224
Schneider Electric SE	5,254	828,264
Siemens Energy AG(a)	3,897	117,390
Siemens Gamesa Renewable Energy SA(a)(c)	2,325	77,733
Vestas Wind Systems A/S	9,849	384,820

		5,305,412

INDUSTRIAL CONGLOMERATES–0.7%
3M Co.	6,000	1,191,780
CK Hutchison Holdings Ltd.	26,326	204,943
DCC PLC	961	78,720
General Electric Co.	90,890	1,223,379
Hitachi Ltd.	9,439	540,922
Honeywell International, Inc.	7,190	1,577,127
Investment AB Latour–Class B	1,443	47,377
Jardine Matheson Holdings Ltd.	2,106	134,614
Keppel Corp., Ltd.	14,204	57,921
Melrose Industries PLC	47,382	101,991
Roper Technologies, Inc.	1,090	512,518
Siemens AG	7,461	1,184,648
Smiths Group PLC	3,865	85,122
Toshiba Corp.	3,996	172,631

		7,113,693

Company	Shares	U.S. $ Value

MACHINERY–1.0%
Alfa Laval AB	3,068	$108,439
Alstom SA(a)	2,715	137,177
Atlas Copco AB–Class A	6,549	402,163
Atlas Copco AB–Class B	3,805	200,396
Caterpillar, Inc.	5,670	1,233,962
CNH Industrial NV	9,980	165,545
Cummins, Inc.	1,510	368,153
Daifuku Co., Ltd.	987	89,549
Deere & Co.	3,230	1,139,253
Dover Corp.	1,490	224,394
FANUC Corp.	1,870	448,422
Fortive Corp.	3,500	244,090
GEA Group AG	1,496	60,618
Harmonic Drive Systems, Inc.(c)	422	23,192
Hino Motors Ltd.	2,801	24,775
Hitachi Construction Machinery Co., Ltd.	1,049	32,127
Hoshizaki Corp.	529	44,940
IDEX Corp.	790	173,840
Illinois Tool Works, Inc.	2,980	666,209
Ingersoll Rand, Inc.(a)	3,860	188,407
KION Group AG	703	75,053
Knorr-Bremse AG	707	81,345
Komatsu Ltd.	8,539	211,541
Kone Oyj–Class B	3,314	270,469
Kubota Corp.	10,019	202,681
Kurita Water Industries Ltd.	963	46,290
Makita Corp.	2,184	102,838
MINEBEA MITSUMI, Inc.	3,540	93,532
MISUMI Group, Inc.	2,770	93,742
Mitsubishi Heavy Industries Ltd.	3,125	92,257
Miura Co., Ltd.	855	37,127
Nabtesco Corp.	1,098	41,424
NGK Insulators Ltd.	2,514	42,310
NSK Ltd.	3,763	31,829
PACCAR, Inc.	3,590	320,407
Parker-Hannifin Corp.	1,340	411,527
Pentair PLC	1,720	116,083
Rational AG	49	44,393
Sandvik AB	11,010	281,522
Schindler Holding AG	397	121,496
Schindler Holding AG (REG)	196	57,353
SKF AB–Class B	3,722	94,867
SMC Corp.	558	330,110
Snap-on, Inc.	560	125,121
Spirax-Sarco Engineering PLC	719	135,421
Stanley Black & Decker, Inc.	1,670	342,333
Techtronic Industries Co., Ltd.	13,406	233,626
THK Co., Ltd.	1,174	35,035
Trane Technologies PLC	2,470	454,826

12

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

Volvo AB	1,952	$48,448
Volvo AB–Class B(c)	13,943	336,018
Wartsila Oyj Abp	4,616	68,581
Westinghouse Air Brake Technologies Corp.	1,830	150,609
Xylem, Inc./NY	1,860	223,126

		11,328,991

MARINE–0.0%
AP Moller–Maersk A/S–Class A	31	86,230
AP Moller–Maersk A/S–Class B	59	169,856
Nippon Yusen KK	1,575	79,928

		336,014

PROFESSIONAL SERVICES–0.4%
Adecco Group AG	1,511	102,811
Bureau Veritas SA(a)	2,866	90,748
Equifax, Inc.	1,260	301,783
Experian PLC	8,946	345,397
Intertek Group PLC	1,574	120,465
Jacobs Engineering Group, Inc.	1,340	178,783
Leidos Holdings, Inc.	1,370	138,507
Nielsen Holdings PLC	3,710	91,526
Nihon M&A Center, Inc.	2,953	76,484
Persol Holdings Co., Ltd.	1,731	34,181
Randstad NV	1,166	89,386
Recruit Holdings Co., Ltd.	13,232	648,881
RELX PLC (London)	18,846	499,734
Robert Half International, Inc.	1,160	103,205
SGS SA	59	182,160
Teleperformance	572	232,283
Verisk Analytics, Inc.–Class A	1,680	293,530
Wolters Kluwer NV	2,609	262,240

		3,792,104

ROAD & RAIL–0.4%
Aurizon Holdings Ltd.	18,088	50,381
Central Japan Railway Co.	1,406	213,642
CSX Corp.	22,220	712,818
East Japan Railway Co.	2,948	210,234
Hankyu Hanshin Holdings, Inc.	2,232	68,897
JB Hunt Transport Services, Inc.	860	140,137
Kansas City Southern	940	266,368
Keio Corp.	1,003	59,042
Keisei Electric Railway Co., Ltd.	1,261	40,312
Kintetsu Group Holdings Co., Ltd.(a)	1,673	58,804
MTR Corp., Ltd.	15,071	83,915
Nippon Express Co., Ltd.	749	57,115

Company	Shares	U.S. $ Value

Norfolk Southern Corp.	2,590	$687,412
Odakyu Electric Railway Co., Ltd.	2,875	72,720
Old Dominion Freight Line, Inc.	980	248,724
Tobu Railway Co., Ltd.	1,841	47,653
Tokyu Corp.	4,875	66,349
Union Pacific Corp.	6,880	1,513,118
West Japan Railway Co.	1,586	90,632

		4,688,273

TRADING COMPANIES & DISTRIBUTORS–0.3%
Ashtead Group PLC	4,382	325,707
Brenntag SE	1,506	140,167
Bunzl PLC	3,286	108,705
Fastenal Co.	5,940	308,880
Ferguson PLC	2,194	305,245
ITOCHU Corp.	11,593	334,513
Marubeni Corp.	15,255	132,847
Mitsubishi Corp.	12,316	336,427
Mitsui & Co., Ltd.	15,072	339,507
MonotaRO Co., Ltd.	2,444	57,592
Reece Ltd.(c)	2,835	50,204
Sumitomo Corp.	10,983	147,265
Toyota Tsusho Corp.	2,071	98,297
United Rentals, Inc.(a)	750	239,258
WW Grainger, Inc.	460	201,480

		3,126,094

TRANSPORTATION INFRASTRUCTURE–0.1%
Aena SME SA(a)(b)	731	119,943
Aeroports de Paris(a)	289	37,724
Atlantia SpA(a)	4,832	87,739
Auckland International Airport Ltd.(a)	12,208	62,021
Getlink SE	4,291	67,013
Sydney Airport(a)(c)	12,897	55,960
Transurban Group	26,703	284,790

		715,190

		57,035,606

COMMUNICATION SERVICES–4.6%
DIVERSIFIED TELECOMMUNICATION SERVICES–1.1%
AT&T, Inc.	73,930	2,127,705
BT Group PLC(a)	87,050	233,934
Cellnex Telecom SA(b)	4,969	316,929
Charter Communications, Inc.–Class A(a)	1,430	1,031,673
Comcast Corp.–Class A	47,470	2,706,739
Deutsche Telekom AG	32,506	687,502
Elisa Oyj	1,387	82,770
Eurazeo SE	385	33,567
HKT Trust & HKT Ltd.–Class SS	36,943	50,319

13

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

Iliad SA	144	$21,099
Infrastrutture Wireless Italiane SpA(b)	3,277	37,005
Koninklijke KPN NV	32,792	102,562
Lumen Technologies, Inc.	10,300	139,977
Nippon Telegraph & Telephone Corp.	12,554	328,227
Orange SA	19,457	222,059
Proximus SADP	1,483	28,665
Singapore Telecommunications Ltd.	80,533	137,399
Spark New Zealand Ltd.	18,061	60,625
Swisscom AG	252	143,990
Telecom Italia SpA/Milano	97,180	48,354
Telecom Italia SpA/Milano (Savings Shares)	58,789	31,184
Telefonica Deutschland Holding AG	10,153	26,801
Telefonica SA	50,934	237,733
Telenor ASA	6,824	115,087
Telia Co. AB	25,926	115,149
Telstra Corp., Ltd.	40,598	114,502
United Internet AG	946	38,689
Verizon Communications, Inc.	42,860	2,401,446
Washington H Soul Pattinson & Co., Ltd.(c)	1,050	26,553

		11,648,244

ENTERTAINMENT–0.8%
Activision Blizzard, Inc.	8,040	767,338
Bollore SA	8,620	46,241
Capcom Co., Ltd.	1,717	50,185
Electronic Arts, Inc.	2,960	425,737
Embracer Group AB(a)	2,501	67,623
Koei Tecmo Holdings Co., Ltd.	573	27,858
Konami Holdings Corp.	909	54,440
Live Nation Entertainment, Inc.(a)	1,490	130,509
Netflix, Inc.(a)	4,590	2,424,484
Nexon Co., Ltd.(c)	4,758	105,887
Nintendo Co., Ltd.	1,091	631,332
Sea Ltd. (ADR)(a)	134	36,796
Square Enix Holdings Co., Ltd.	836	41,286
Take-Two Interactive Software, Inc.(a)	1,200	212,424
Toho Co., Ltd./Tokyo	1,091	44,984
Ubisoft Entertainment SA(a)	903	63,090
Vivendi SE	6,940	233,178
Walt Disney Co. (The)(a)	18,810	3,306,234

		8,669,626

Company	Shares	U.S. $ Value

INTERACTIVE MEDIA & SERVICES–2.2%
Adevinta ASA–Class B(a)	2,672	$51,257
Alphabet, Inc.–Class A(a)	3,120	7,618,385
Alphabet, Inc.–Class C(a)	2,950	7,393,644
Auto Trader Group PLC(a)	9,422	82,518
Facebook, Inc.–Class A(a)	24,810	8,626,685
Kakaku.com, Inc.	1,310	39,410
REA Group Ltd.	515	65,255
Scout24 AG(b)	873	73,658
SEEK Ltd.	3,270	81,289
Twitter, Inc.(a)	8,260	568,371
Z Holdings Corp.	25,876	129,495

		24,729,967

MEDIA–0.2%
CyberAgent, Inc.	3,945	84,490
Dentsu Group, Inc.(c)	2,109	75,666
Discovery, Inc.–Class A(a)	1,740	53,383
Discovery, Inc.–Class C(a)	3,110	90,128
DISH Network Corp.–Class A(a)	2,570	107,426
Fox Corp.–Class A	3,380	125,499
Fox Corp.–Class B	1,570	55,264
Hakuhodo DY Holdings, Inc.(c)	2,278	35,479
Informa PLC(a)	14,650	101,814
Interpublic Group of Cos., Inc. (The)	4,070	132,234
News Corp.–Class A	4,050	104,369
News Corp.–Class B	1,260	30,681
Omnicom Group, Inc.	2,220	177,578
Pearson PLC	7,350	84,642
Publicis Groupe SA	2,174	139,125
Schibsted ASA	713	34,396
Schibsted ASA–Class B	949	39,525
ViacomCBS, Inc.–Class B	6,270	283,404
WPP PLC	11,950	161,538

		1,916,641

WIRELESS TELECOMMUNICATION SERVICES–0.3%
KDDI Corp.	15,730	490,079
Softbank Corp.	28,013	366,269
SoftBank Group Corp.	12,229	852,873
T-Mobile US, Inc.(a)	6,060	877,670
Tele2 AB–Class B(c)	4,884	66,588
Vodafone Group PLC	261,715	438,642

		3,092,121

		50,056,599

CONSUMER STAPLES–3.6%
BEVERAGES–0.8%
Anheuser-Busch InBev SA/NV	7,431	535,692

14

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

Asahi Group Holdings Ltd.(c)	4,450	$207,987
Brown-Forman Corp.–Class B	1,890	141,637
Budweiser Brewing Co. APAC Ltd.(b)	16,791	52,871
Carlsberg AS–Class B	1,004	187,362
Coca-Cola Co. (The)	40,180	2,174,140
Coca-Cola European Partners PLC	1,996	118,403
Coca-Cola HBC AG(a)	1,954	70,728
Constellation Brands, Inc.–Class A	1,750	409,307
Davide Campari-Milano NV	5,098	68,335
Diageo PLC	22,819	1,093,680
Endeavour Group Ltd./Australia(a)(c)	878	4,142
Heineken Holding NV(c)	1,123	113,321
Heineken NV(c)	2,527	306,776
Ito En Ltd.	522	30,981
Kirin Holdings Co., Ltd.	8,022	156,556
Molson Coors Beverage Co.–Class B(a)	1,950	104,695
Monster Beverage Corp.(a)	3,830	349,870
PepsiCo, Inc.	14,300	2,118,831
Pernod Ricard SA	2,043	454,082
Remy Cointreau SA	221	45,641
Suntory Beverage & Food Ltd.	1,356	51,111
Treasury Wine Estates Ltd.	7,036	61,609

		8,857,757

FOOD & STAPLES RETAILING–0.6%
Aeon Co., Ltd.	6,377	171,189
Carrefour SA	5,980	117,683
Coles Group Ltd.	13,009	166,642
Cosmos Pharmaceutical Corp.	195	28,651
Costco Wholesale Corp.	4,580	1,812,169
Etablissements Franz Colruyt NV	531	29,693
ICA Gruppen AB	980	45,610
J Sainsbury PLC	16,271	61,242
Jeronimo Martins SGPS SA	2,454	44,753
Kesko Oyj–Class B	2,663	98,335
Kobe Bussan Co., Ltd.	1,334	42,030
Koninklijke Ahold Delhaize NV	10,198	303,692
Kroger Co. (The)	7,830	299,967
Lawson, Inc.	489	22,649
Seven & i Holdings Co., Ltd.	7,348	351,975
Sysco Corp.	5,290	411,297
Tesco PLC	75,407	232,946

Company	Shares	U.S. $ Value

Tsuruha Holdings, Inc.	385	$44,808
Walgreens Boots Alliance, Inc.	7,420	390,366
Walmart, Inc.	14,210	2,003,894
Welcia Holdings Co., Ltd.	920	30,083
Wm Morrison Supermarkets PLC	23,501	80,200
Woolworths Group Ltd.(c)	12,341	353,155

		7,143,029

FOOD PRODUCTS–0.8%
a2 Milk Co., Ltd. (The)(a)(c)	7,242	32,586
Ajinomoto Co., Inc.	4,552	118,259
Archer-Daniels-Midland Co.	5,780	350,268
Associated British Foods PLC	3,474	106,641
Barry Callebaut AG	34	79,019
Campbell Soup Co.	2,100	95,739
Chocoladefabriken Lindt & Spruengli AG	10	99,487
Chocoladefabriken Lindt & Spruengli AG (REG)	1	104,728
Conagra Brands, Inc.	4,960	180,445
Danone SA	6,361	447,528
General Mills, Inc.	6,310	384,468
Hershey Co. (The)	1,510	263,012
Hormel Foods Corp.	2,910	138,952
JDE Peet’s NV(a)(c)	731	26,533
JM Smucker Co. (The)	1,130	146,414
Kellogg Co.	2,600	167,258
Kerry Group PLC–Class A	1,551	216,846
Kikkoman Corp.	1,418	93,515
Kraft Heinz Co. (The)	6,710	273,634
Lamb Weston Holdings, Inc.	1,510	121,797
McCormick & Co., Inc./MD	2,570	226,982
MEIJI Holdings Co., Ltd.	1,191	71,371
Mondelez International, Inc.–Class A	14,540	907,878
Mowi ASA	4,286	109,119
Nestle SA	28,098	3,502,333
NH Foods Ltd.	803	31,214
Nisshin Seifun Group, Inc.	1,929	28,280
Nissin Foods Holdings Co., Ltd.	618	44,500
Orkla ASA	7,325	74,650
Toyo Suisan Kaisha Ltd.	865	33,339
Tyson Foods, Inc.–Class A	3,050	224,968
WH Group Ltd.(b)	93,476	83,904
Wilmar International Ltd.	18,735	62,814
Yakult Honsha Co., Ltd.	1,251	70,835

		8,919,316

15

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

HOUSEHOLD PRODUCTS–0.6%
Church & Dwight Co., Inc.	2,530	$215,607
Clorox Co. (The)	1,290	232,084
Colgate-Palmolive Co.	8,750	711,813
Essity AB–Class B	5,935	196,865
Henkel AG & Co. KGaA	1,013	93,286
Henkel AG & Co. KGaA (Preference Shares)	1,737	183,451
Kimberly-Clark Corp.	3,490	466,892
Lion Corp.	2,187	37,071
Pigeon Corp.	1,127	31,786
Procter & Gamble Co. (The)	25,350	3,420,475
Reckitt Benckiser Group PLC	6,951	614,122
Unicharm Corp.(c)	3,935	158,503

		6,361,955

PERSONAL PRODUCTS–0.4%
Beiersdorf AG	983	118,654
Estee Lauder Cos., Inc. (The)–Class A	2,400	763,392
Kao Corp.(c)	4,700	289,802
Kobayashi Pharmaceutical Co., Ltd.	520	44,462
Kose Corp.	325	51,057
L’Oreal SA	2,457	1,097,281
Pola Orbis Holdings, Inc.	893	23,547
Shiseido Co., Ltd.(c)	3,901	287,733
Unilever PLC	25,643	1,498,411

		4,174,339

TOBACCO–0.4%
Altria Group, Inc.	19,160	913,549
British American Tobacco PLC	21,256	825,276
Imperial Brands PLC	9,230	199,024
Japan Tobacco, Inc.(c)	11,703	221,167
Philip Morris International, Inc.	16,130	1,598,644
Swedish Match AB	15,819	134,906

		3,892,566

		39,348,962

MATERIALS–2.1%
CHEMICALS–1.2%
Air Liquide SA	4,619	809,942
Air Products and Chemicals, Inc.	2,290	658,787
Akzo Nobel NV	1,858	230,059
Albemarle Corp.	1,210	203,837
Arkema SA	598	75,159
Asahi Kasei Corp.	12,235	134,477
BASF SE	8,957	707,063
Celanese Corp.–Class A	1,160	175,856
CF Industries Holdings, Inc.	2,220	114,219

Company	Shares	U.S. $ Value

Chr Hansen Holding A/S	1,028	$92,780
Clariant AG	2,104	41,895
Corteva, Inc.	7,630	338,391
Covestro AG(b)	1,884	121,817
Croda International PLC	1,360	138,712
Dow, Inc.	7,730	489,154
DuPont de Nemours, Inc.	5,510	426,529
Eastman Chemical Co.	1,410	164,618
Ecolab, Inc.	2,570	529,343
EMS-Chemie Holding AG	68	66,838
Evonik Industries AG	2,045	68,658
FMC Corp.	1,330	143,906
FUCHS PETROLUB SE (Preference Shares)	677	32,946
Givaudan SA	90	418,969
ICL Group Ltd.	6,870	46,616
International Flavors & Fragrances, Inc.	2,570	383,958
Johnson Matthey PLC	1,887	80,341
JSR Corp.	1,984	60,268
Kansai Paint Co., Ltd.	1,728	44,109
Koninklijke DSM NV	1,680	314,048
LANXESS AG	810	55,589
Linde PLC	5,390	1,558,249
LyondellBasell Industries NV–Class A	2,660	273,634
Mitsubishi Chemical Holdings Corp.	12,487	105,066
Mitsubishi Gas Chemical Co., Inc.	1,541	32,654
Mitsui Chemicals, Inc.	1,795	62,049
Mosaic Co. (The)	3,570	113,919
Nippon Paint Holdings Co., Ltd.	6,935	93,817
Nippon Sanso Holdings Corp.	1,478	30,340
Nissan Chemical Corp.	1,202	58,754
Nitto Denko Corp.	1,470	109,471
Novozymes A/S–Class B	2,029	153,087
Orica Ltd.(c)	3,968	39,463
PPG Industries, Inc.	2,450	415,937
Sherwin-Williams Co. (The)	2,480	675,676
Shin-Etsu Chemical Co., Ltd.	3,454	577,718
Sika AG	1,382	452,795
Solvay SA	722	91,899
Sumitomo Chemical Co., Ltd.	14,531	77,230
Symrise AG	1,254	174,753
Toray Industries, Inc.	13,525	90,157
Tosoh Corp.	2,536	43,728
Umicore SA	1,922	117,584
Yara International ASA	1,699	89,528

		12,606,392

CONSTRUCTION MATERIALS–0.1%
CRH PLC	7,656	387,174

16

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

HeidelbergCement AG	1,451	$124,578
Holcim Ltd.(a)	5,106	306,912
James Hardie Industries PLC	4,331	146,960
Martin Marietta Materials, Inc.	650	228,676
Vulcan Materials Co.	1,370	238,476

		1,432,776

CONTAINERS & PACKAGING–0.1%
AMCOR PLC	15,960	182,902
Avery Dennison Corp.	860	180,806
Ball Corp.	3,390	274,658
International Paper Co.	4,050	248,305
Packaging Corp. of America	980	132,712
Sealed Air Corp.	1,570	93,022
Smurfit Kappa Group PLC	2,390	129,976
Westrock Co.	2,750	146,355

		1,388,736

METALS & MINING–0.6%
Anglo American PLC	12,629	502,560
Antofagasta PLC	3,846	76,481
ArcelorMittal SA	6,991	215,232
BHP Group Ltd.	28,730	1,045,206
BHP Group PLC	20,599	609,544
BlueScope Steel Ltd.	4,913	80,729
Boliden AB	2,667	102,625
Evolution Mining Ltd.	16,664	56,303
Evraz PLC	4,973	40,799
Fortescue Metals Group Ltd.	16,516	288,516
Freeport-McMoRan, Inc.	15,170	562,959
Glencore PLC(a)	97,464	418,324
Hitachi Metals Ltd.(a)	2,091	39,959
JFE Holdings, Inc.	4,794	56,243
Newcrest Mining Ltd.	7,963	151,009
Newmont Corp.	8,290	525,420
Nippon Steel Corp.	8,341	141,031
Norsk Hydro ASA	13,116	83,738
Northern Star Resources Ltd.	10,779	79,162
Nucor Corp.	3,090	296,424
Rio Tinto Ltd.	3,620	343,196
Rio Tinto PLC	10,945	903,920
South32 Ltd.	46,626	102,250
Sumitomo Metal Mining Co., Ltd.	2,410	93,727
voestalpine AG	1,131	46,133

		6,861,490

PAPER & FOREST PRODUCTS–0.1%
Mondi PLC	4,735	124,664
Oji Holdings Corp.	7,914	45,480
Stora Enso Oyj–Class R	5,673	103,594

Company	Shares	U.S. $ Value

Svenska Cellulosa AB SCA–Class B	5,909	$96,921
UPM-Kymmene Oyj	5,205	197,050

		567,709

		22,857,103

ENERGY–1.5%
ENERGY EQUIPMENT & SERVICES–0.1%
Baker Hughes Co.–Class A	7,530	172,211
Halliburton Co.	9,210	212,935
NOV, Inc.(a)	4,040	61,893
Schlumberger NV	14,470	463,185
Tenaris SA	4,605	50,380

		960,604

OIL, GAS & CONSUMABLE FUELS–1.4%
Ampol Ltd.	2,324	49,189
APA Corp.	3,910	84,573
BP PLC	198,446	870,263
Cabot Oil & Gas Corp.	4,130	72,110
Chevron Corp.	20,010	2,095,847
ConocoPhillips	13,970	850,773
Devon Energy Corp.	6,160	179,810
Diamondback Energy, Inc.	1,870	175,574
ENEOS Holdings, Inc.	29,929	125,426
Eni SpA	24,615	300,095
EOG Resources, Inc.	6,040	503,978
Equinor ASA	9,531	201,757
Exxon Mobil Corp.	43,830	2,764,796
Galp Energia SGPS SA	4,888	53,146
Hess Corp.	2,840	247,989
Idemitsu Kosan Co., Ltd.	2,033	49,119
Inpex Corp.(c)	9,983	74,717
Kinder Morgan, Inc.	20,160	367,517
Koninklijke Vopak NV	674	30,639
Lundin Energy AB	1,952	69,203
Marathon Oil Corp.	8,160	111,139
Marathon Petroleum Corp.	6,590	398,168
Neste Oyj	4,126	253,097
Occidental Petroleum Corp.	8,690	271,736
Oil Search Ltd.	19,252	55,001
OMV AG	1,436	81,949
ONEOK, Inc.	4,610	256,500
Phillips 66	4,530	388,765
Pioneer Natural Resources Co.	2,400	390,048
Repsol SA(c)	14,527	182,497
Royal Dutch Shell PLC–Class A	39,999	801,895
Royal Dutch Shell PLC–Class B	36,146	701,694
Santos Ltd.	18,284	97,116

17

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

TotalEnergies SE	24,366	$1,103,823
Valero Energy Corp.	4,230	330,278
Williams Cos., Inc. (The)	12,570	333,733
Woodside Petroleum Ltd.	9,384	156,260

		15,080,220

		16,040,824

UTILITIES–1.4%
ELECTRIC UTILITIES–0.8%
Alliant Energy Corp.	2,590	144,418
American Electric Power Co., Inc.	5,170	437,330
AusNet Services Ltd.(c)	18,536	24,295
Chubu Electric Power Co., Inc.	6,283	76,870
CK Infrastructure Holdings Ltd.	6,463	38,500
CLP Holdings Ltd.	16,016	158,284
Duke Energy Corp.	7,960	785,811
Edison International	3,920	226,654
EDP–Energias de Portugal SA	27,074	143,500
Electricite de France SA	4,535	61,976
Elia Group SA/NV	301	31,773
Endesa SA(c)	3,097	75,182
Enel SpA	79,324	737,148
Entergy Corp.	2,070	206,379
Evergy, Inc.	2,370	143,219
Eversource Energy	3,550	284,852
Exelon Corp.	10,110	447,974
FirstEnergy Corp.	5,630	209,492
Fortum Oyj	4,331	119,477
HK Electric Investments & HK Electric Investments Ltd.–Class SS(b)	25,853	26,198
Iberdrola SA	56,336	686,998
Kansai Electric Power Co., Inc. (The)	6,866	65,514
Mercury NZ Ltd.	6,643	30,959
NextEra Energy, Inc.	20,300	1,487,584
NRG Energy, Inc.	2,530	101,959
Origin Energy Ltd.	17,177	58,010
Orsted AS(b)	1,844	258,826
Pinnacle West Capital Corp.	1,160	95,085
Power Assets Holdings Ltd.	13,530	83,021
PPL Corp.	7,960	222,641
Red Electrica Corp. SA(c)	4,221	78,368
Southern Co. (The)	10,960	663,190
SSE PLC	10,164	211,094
Terna SPA	13,722	102,334
Tohoku Electric Power Co., Inc.	4,168	32,679
Tokyo Electric Power Co. Holdings, Inc.(a)	14,889	44,336
Verbund AG	664	61,168
Xcel Energy, Inc.	5,570	366,952

		9,030,050

Company	Shares	U.S. $ Value

GAS UTILITIES–0.1%
APA Group(c)	11,507	$76,782
Atmos Energy Corp.	1,350	129,748
Enagas SA	2,427	56,095
Hong Kong & China Gas Co., Ltd.	109,193	169,546
Naturgy Energy Group SA	2,836	72,989
Osaka Gas Co., Ltd.	3,657	68,235
Snam SpA	19,667	113,769
Toho Gas Co., Ltd.	720	35,348
Tokyo Gas Co., Ltd.	3,667	69,166

		791,678

INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS–0.0%
AES Corp. (The)	6,890	179,622
EDP Renovaveis SA	2,810	65,107
Meridian Energy Ltd.	12,496	46,591
Uniper SE	892	32,864

		324,184

MULTI-UTILITIES–0.4%
AGL Energy Ltd.(c)	6,076	37,330
Ameren Corp.	2,640	211,306
CenterPoint Energy, Inc.	6,010	147,365
CMS Energy Corp.	2,990	176,649
Consolidated Edison, Inc.	3,540	253,889
Dominion Energy, Inc.	8,350	614,310
DTE Energy Co.	2,000	259,200
E.ON SE	21,896	253,330
Engie SA	17,813	244,262
National Grid PLC	34,615	440,291
NiSource, Inc.	4,060	99,470
Public Service Enterprise Group, Inc.	5,220	311,843
RWE AG	6,265	227,151
Sempra Energy	3,260	431,885
Suez SA	3,370	80,177
United Utilities Group PLC	6,650	89,756
Veolia Environnement SA	5,255	158,863
WEC Energy Group, Inc.	3,260	289,977

		4,327,054

WATER UTILITIES–0.1%
American Water Works Co., Inc.	1,880	289,764
Severn Trent PLC	2,329	80,625

		370,389

		14,843,355

REAL ESTATE–1.3%
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS)–1.0%
Alexandria Real Estate Equities, Inc.	1,420	258,355

18

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

American Tower Corp.	4,710	$1,272,359
Ascendas Real Estate Investment Trust	31,372	68,941
AvalonBay Communities, Inc.	1,440	300,514
Boston Properties, Inc.	1,470	168,447
British Land Co. PLC (The)	8,586	58,733
CapitaLand Integrated Commercial Trust	44,195	68,808
Covivio	507	43,403
Crown Castle International Corp.	4,470	872,097
Daiwa House REIT Investment Corp.	19	55,911
Dexus	10,592	84,436
Digital Realty Trust, Inc.	2,910	437,839
Duke Realty Corp.	3,880	183,718
Equinix, Inc.	930	746,418
Equity Residential	3,560	274,120
Essex Property Trust, Inc.	670	201,007
Extra Space Storage, Inc.	1,380	226,072
Federal Realty Investment Trust	730	85,534
Gecina SA	447	68,486
GLP J-REIT	40	68,986
Goodman Group	16,216	256,629
GPT Group (The)	18,998	69,497
Healthpeak Properties, Inc.	5,580	185,758
Host Hotels & Resorts, Inc.(a)	7,310	124,928
Iron Mountain, Inc.	2,980	126,114
Japan Metropolitan Fund Invest	68	73,710
Japan Real Estate Investment Corp.	12	73,698
Kimco Realty Corp.	4,480	93,408
Klepierre SA	2,012	51,837
Land Securities Group PLC	6,870	64,115
Link REIT	20,304	196,448
Mapletree Commercial Trust	21,022	33,815
Mapletree Logistics Trust	29,241	44,701
Mid-America Apartment Communities, Inc.	1,180	198,736
Mirvac Group	38,402	83,730
Nippon Building Fund, Inc.	14	87,228
Nippon Prologis REIT, Inc.	20	63,602
Nomura Real Estate Master Fund, Inc.	41	65,618
Orix JREIT, Inc.	25	47,993
Prologis, Inc.	7,650	914,404
Public Storage	1,580	475,090
Realty Income Corp.	3,860	257,616

Company	Shares	U.S. $ Value

Regency Centers Corp.	1,630	$104,434
SBA Communications Corp.	1,130	360,131
Scentre Group	50,621	103,587
Segro PLC	11,621	175,922
Simon Property Group, Inc.	3,400	443,632
Stockland	23,281	81,070
UDR, Inc.	3,070	150,369
United Urban Investment Corp.	28	40,440
Ventas, Inc.	3,880	221,548
Vicinity Centres	37,738	43,510
Vornado Realty Trust	1,620	75,605
Welltower, Inc.	4,320	358,992
Weyerhaeuser Co.	7,750	266,755

		11,558,854

REAL ESTATE MANAGEMENT & DEVELOPMENT–0.3%
Aroundtown SA	9,743	76,017
Azrieli Group Ltd.	413	29,101
CapitaLand Ltd.	25,733	71,080
CBRE Group, Inc.–Class A(a)	3,470	297,483
City Developments Ltd.	3,990	21,668
CK Asset Holdings Ltd.	19,561	134,639
Daito Trust Construction Co., Ltd.	638	69,607
Daiwa House Industry Co., Ltd.	5,523	166,068
Deutsche Wohnen SE	3,334	204,001
ESR Cayman Ltd.(a)(b)	19,397	65,402
Fastighets AB Balder–Class B(a)(c)	1,025	64,255
Hang Lung Properties Ltd.	19,740	47,875
Henderson Land Development Co., Ltd.	14,165	67,032
Hongkong Land Holdings Ltd.	11,381	54,201
Hulic Co., Ltd.	2,629	29,534
LEG Immobilien SE	703	101,202
Lendlease Corp Ltd.(c)	6,713	57,683
Mitsubishi Estate Co., Ltd.	11,534	186,431
Mitsui Fudosan Co., Ltd.	8,943	206,795
New World Development Co., Ltd.	14,856	77,042
Nomura Real Estate Holdings, Inc.	1,129	28,596
Sino Land Co., Ltd.	32,155	50,690
Sumitomo Realty & Development Co., Ltd.	3,018	107,938
Sun Hung Kai Properties Ltd.	12,717	188,999
Swire Pacific Ltd.–Class A	4,855	32,896

19

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

Swire Properties Ltd.	11,411	$33,990
Swiss Prime Site AG	740	73,443
Unibail-Rodamco-Westfield(a)	1,215	105,156
UOL Group Ltd.	4,527	24,619
Vonovia SE	5,243	338,832
Wharf Real Estate Investment Co., Ltd.	16,286	94,671

		3,106,946

		14,665,800

Total Common Stocks (cost $540,170,213)		540,660,759

		Principal Amount (000)
INFLATION-LINKED SECURITIES–0.7%
JAPAN–0.7%
Japanese Government CPI Linked Bond Series 22 0.10%, 03/10/2027 (cost $7,363,316)	JPY	781,448	7,202,864

		Notional Amount
OPTIONS PURCHASED–PUTS–0.1%
OPTIONS ON EQUITY INDICES–0.1%
Euro STOXX 50 Index Expiration: Jul 2021; Contracts: 696; Exercise Price: EUR 4,025.00; Counterparty: Morgan Stanley & Co., Inc.(a)	EUR	28,014,000	292,562
FTSE 100 Index Expiration: Jul 2021; Contracts: 12; Exercise Price: GBP 6,900.00; Counterparty: Morgan Stanley & Co., Inc.(a)	GBP	828,000	6,723
FTSE 100 Index Expiration: Jul 2021; Contracts: 139; Exercise Price: GBP 6,950.00; Counterparty: Morgan Stanley & Co., Inc.(a)	GBP	9,660,500	99,024

Company	Notional Amount		U.S. $ Value

Nikkei 225 Index Expiration: Jul 2021; Contracts: 82; Exercise Price: JPY 28,375.00; Counterparty: Morgan Stanley & Co., Inc.(a)	JPY	2,326,750,000	$90,418
S&P 500 Index Expiration: Jul 2021; Contracts: 35; Exercise Price: USD 4,090.00; Counterparty: Morgan Stanley & Co., Inc.(a)	USD	14,315,000	23,625
S&P 500 Index Expiration: Jul 2021; Contracts: 360; Exercise Price: USD 4,190.00; Counterparty: Morgan Stanley & Co., Inc.(a)	USD	150,840,000	460,800

Total Options Purchased–Puts (premiums paid $1,160,579)			973,152

		Shares
RIGHTS–0.0%
INDUSTRIALS–0.0%
CONSTRUCTION & ENGINEERING–0.0%
ACS Actividades de Construccion y Servicios SA, expiring 07/06/2021(a) (cost $245)		162	227

SHORT-TERM INVESTMENTS–92.4%
INVESTMENT COMPANIES–92.2%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 0.01%(d)(e)(f) (cost $1,005,962,251)		1,005,962,251	1,005,962,251

20

AB Variable Products Series Fund

Company	Principal Amount (000)		U.S. $ Value

U.S. TREASURY BILLS–0.2%
U.S. Treasury Bill Zero Coupon, 07/15/2021 (cost $2,633,982)	U.S.$	2,634	$2,633,954

Total Short-Term Investments (cost $1,008,596,233)			1,008,596,205

TOTAL INVESTMENTS BEFORE SECURITY LENDING COLLATERAL FOR SECURITIES LOANED–142.7% (cost $1,557,290,586)			1,557,433,207

Company	Shares	U.S. $ Value

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED–0.0%
INVESTMENT COMPANIES–0.0%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 0.01%(d)(e)(f) (cost $150,570)	150,570	$150,570

TOTAL INVESTMENTS–142.7% (cost $1,557,441,156)		1,557,583,777
Other assets less liabilities–(42.7)%		(466,246,514)

NET ASSETS–100.0%		$1,091,337,263

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Purchased Contracts
10 Yr Mini Japan Government Bond Futures	359	September 2021	$49,040,767	$14,487
Canadian 10 Yr Bond Futures	47	September 2021	5,517,457	23,257
Euro STOXX 50 Index Futures	325	September 2021	15,628,631	(177,364)
Euro-BOBL Futures	95	September 2021	15,111,496	19,112
Euro-BTP Futures	131	September 2021	23,519,010	150,820
Euro-Bund Futures	76	September 2021	15,555,097	49,323
Euro-OAT Futures	166	September 2021	31,304,562	127,005
FTSE 100 Index Futures	137	September 2021	13,228,892	(115,954)
Hang Seng Futures	18	July 2021	3,318,651	(65,641)
Japan 10 Yr Bond (OSE) Futures	56	September 2021	76,462,847	(26,242)
Long Gilt Futures	359	September 2021	63,615,061	209,596
MSCI EAFE Futures	18	September 2021	2,073,690	5,416
MSCI Emerging Market Futures	66	September 2021	4,503,840	(3,813)
MSCI Singapore IX ETS Futures	119	July 2021	3,145,575	(8,896)
Nikkei 225 (CME) Futures	333	September 2021	47,927,025	(389,371)
OMXS30 Index Futures	31	July 2021	820,813	(160)
S&P 500 E-Mini Futures	549	September 2021	117,722,070	340,645
S&P Mid 400 E Mini Futures	5	September 2021	1,346,200	(16,576)
S&P/TSX 60 Index Futures	95	September 2021	18,434,415	(43,639)
SPI 200 Futures	49	September 2021	6,635,690	(2,012)
TOPIX Index Futures	6	September 2021	1,049,372	(8,683)
U.S. T-Note 5 Yr (CBT) Futures	227	September 2021	28,018,539	23,586
U.S. T-Note 10 Yr (CBT) Futures	886	September 2021	117,395,000	375,843
U.S. Ultra Bond (CBT) Futures	60	September 2021	11,561,250	181,762

21

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Sold Contracts
Nikkei 225 (CME) Futures	141	September 2021	$36,527,116	$(13,606)
SPI 200 Futures	56	September 2021	7,583,646	936

				$649,831

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	USD	914	CAD	1,124	07/16/2021	$(7,407)
Bank of America, NA	EUR	1,654	USD	1,965	08/03/2021	2,863
Bank of America, NA	CHF	176	USD	191	08/05/2021	828
Bank of America, NA	GBP	263	USD	364	08/26/2021	(190)
Barclays Bank PLC	CHF	627	USD	699	08/05/2021	20,326
Barclays Bank PLC	GBP	322	USD	457	08/26/2021	11,415
BNP Paribas SA	EUR	743	USD	908	08/03/2021	26,141
BNP Paribas SA	GBP	454	USD	639	08/26/2021	11,243
Citibank, NA	USD	509	CAD	614	07/16/2021	(13,412)
Citibank, NA	SGD	1,908	USD	1,419	08/19/2021	(229)
Citibank, NA	AUD	614	USD	464	08/25/2021	3,390
Citibank, NA	USD	229	AUD	302	08/25/2021	(2,565)
Credit Suisse International	JPY	3,654,225	USD	32,988	08/19/2021	82,714
Credit Suisse International	AUD	15,976	USD	11,980	08/25/2021	(3,879)
Morgan Stanley Capital Services, Inc.	SEK	1,167	USD	137	07/15/2021	503
Morgan Stanley Capital Services, Inc.	EUR	1,496	USD	1,827	08/03/2021	51,623
Morgan Stanley Capital Services, Inc.	USD	1,820	EUR	1,493	08/03/2021	(48,267)
Morgan Stanley Capital Services, Inc.	USD	550	CHF	495	08/05/2021	(14,174)
Morgan Stanley Capital Services, Inc.	JPY	1,094,860	USD	10,055	08/19/2021	195,782
State Street Bank & Trust Co.	SEK	44,062	USD	5,151	07/15/2021	1,431
State Street Bank & Trust Co.	USD	18	NOK	149	07/15/2021	(220)
State Street Bank & Trust Co.	USD	717	CAD	898	07/16/2021	7,550
State Street Bank & Trust Co.	EUR	1,271	USD	1,560	08/03/2021	51,516
State Street Bank & Trust Co.	EUR	45,195	USD	53,600	08/03/2021	(25,415)
State Street Bank & Trust Co.	CHF	745	USD	818	08/05/2021	12,150
State Street Bank & Trust Co.	CHF	13,070	USD	14,135	08/05/2021	(4,016)
State Street Bank & Trust Co.	GBP	12,150	USD	16,776	08/26/2021	(32,968)
UBS AG	CAD	987	USD	803	07/16/2021	7,157
UBS AG	USD	457	CAD	555	07/16/2021	(8,963)
UBS AG	USD	1,823	EUR	1,525	08/03/2021	(13,433)
UBS AG	JPY	161,284	USD	1,467	08/19/2021	14,725
UBS AG	USD	456	JPY	49,780	08/19/2021	(7,704)

						$318,515

22

AB Variable Products Series Fund

CALL OPTIONS WRITTEN (see Note D)

Description	Counterparty	Contracts	Exercise Price		Expiration Month	Notional (000)		Premiums Received	U.S. $ Value
Nikkei 225 Index(g)	Morgan Stanley & Co., Inc.	77	JPY	30,125.00	July 2021	JPY	2,319,625	$9,797	$(4,505)

PUT OPTIONS WRITTEN (see Note D)

Description	Counterparty	Contracts	Exercise Price		Expiration Month	Notional (000)		Premiums Received	U.S. $ Value
Euro STOXX 50 Index(h)	Morgan Stanley & Co., Inc.	46	EUR	3,825.00	July 2021	EUR	1,760	$10,574	$(4,963)
Euro STOXX 50 Index(h)	Morgan Stanley & Co., Inc.	650	EUR	3,800.00	July 2021	EUR	24,700	46,192	(61,659)
FTSE 100 Index(h)	Morgan Stanley & Co., Inc.	12	GBP	6,550.00	July 2021	GBP	786	4,707	(1,577)
FTSE 100 Index(h)	Morgan Stanley & Co., Inc.	139	GBP	6,650.00	July 2021	GBP	9,244	19,126	(25,477)
Nikkei 225 Index(g)	Morgan Stanley & Co., Inc.	5	JPY	27,250.00	July 2021	JPY	136,250	4,244	(1,058)
S&P 500 Index(i)	Morgan Stanley & Co., Inc.	35	USD	3,890.00	July 2021	USD	13,615	60,304	(9,100)
S&P 500 Index(i)	Morgan Stanley & Co., Inc.	360	USD	4,000.00	July 2021	USD	144,000	206,626	(149,400)

								$351,773	$(253,234)

VARIANCE SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Volatility Strike Rate	Payment Frequency	Notional Amount (000)		Market Value	Upfront Premiums (Paid) Received		Unrealized Appreciation/ (Depreciation)
Sale Contracts
Citibank, NA USD/JPY 04/19/2022*	6.85%	Maturity	USD	343	$(50,494)	$–0	–	$(50,494)

*	Termination date

(a)	Non-income producing security.

(b)	Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At June 30, 2021, the aggregate market value of these securities amounted to $3,287,322 or 0.3% of net assets.

(c)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(d)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(e)	Affiliated investments.

(f)	The rate shown represents the 7-day yield as of period end.

(g)	One contract relates to 1000 shares.

(h)	One contract relates to 10 shares.

(i)	One contract relates to 100 shares.

23

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Currency Abbreviations:

AUD–Australian Dollar

CAD–Canadian Dollar

CHF–Swiss Franc

EUR–Euro

GBP–Great British Pound

JPY–Japanese Yen

NOK–Norwegian Krone

SEK–Swedish Krona

SGD–Singapore Dollar

USD–United States Dollar

Glossary:

ADR–American Depositary Receipt

BOBL–Bundesobligationen

BTP–Buoni del Tesoro Poliennali

CBT–Chicago Board of Trade

CME–Chicago Mercantile Exchange

CPI–Consumer Price Index

EAFE–Europe, Australia, and Far East

ETS–Emission Trading Scheme

FTSE–Financial Times Stock Exchange

GDR–Global Depositary Receipt

MSCI–Morgan Stanley Capital International

OAT–Obligations Assimilables du Trésor

OSE–Osaka Securities Exchange

REG–Registered Shares

REIT–Real Estate Investment Trust

SPI–Share Price Index

TOPIX–Tokyo Price Index

TSX–Toronto Stock Exchange

See notes to financial statements.

24

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES

June 30, 2021 (unaudited)	AB Variable Products Series Fund

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $551,328,335)	$551,470,956	(a)
Affiliated issuers (cost $1,006,112,821—including investment of cash collateral for securities loaned of $150,570)	1,006,112,821
Cash	32
Cash collateral due from broker	20,602,149
Foreign currencies, at value (cost $1,297,257)	1,281,767
Receivable for variation margin on futures	5,379,273
Receivable for capital stock sold	725,214
Unrealized appreciation on forward currency exchange contracts	501,357
Receivable for investment securities sold and foreign currency transactions	74,121
Unaffiliated dividends receivable	39,879
Affiliated dividends receivable	1,058

Total assets	1,586,188,627

LIABILITIES
Options written, at value (premiums received $361,570)	257,739
Payable for investment securities purchased and foreign currency transactions	493,485,930
Payable for capital stock redeemed	510,554
Unrealized depreciation on forward currency exchange contracts	182,842
Payable for collateral received on securities loaned	146,270
Advisory fee payable	63,831
Unrealized depreciation on variance swaps	50,494
Distribution fee payable	32,385
Administrative fee payable	20,554
Collateral due to securities lending agent	4,300
Transfer Agent fee payable	129
Accrued expenses	96,336

Total liabilities	494,851,364

NET ASSETS	$1,091,337,263

COMPOSITION OF NET ASSETS
Capital stock, at par	$93,340
Additional paid-in capital	1,072,337,933
Distributable earnings	18,905,990

NET ASSETS	$1,091,337,263

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$12,969	1,100	$11.79

B	$1,091,324,294	93,339,212	$11.69

(a)	Includes securities on loan with a value of $496,997 (see Note E).

See notes to financial statements.

25

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
STATEMENT OF OPERATIONS

Six Months Ended June 30, 2021 (unaudited)	AB Variable Products Series Fund

INVESTMENT INCOME
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $1,869)	$164,364
Affiliated issuers	2,113
Interest(a)	(32,632)
Securities lending income	1,266

135,111

EXPENSES
Advisory fee (see Note B)	300,234
Distribution fee—Class B	125,457
Transfer agency—Class B	1,553
Custody and accounting	45,422
Administrative	39,735
Audit and tax	23,381
Legal	11,891
Directors’ fees	9,861
Printing	9,200
Miscellaneous	11,855

Total expenses	578,589
Less: expenses waived and reimbursed by the Adviser (see Notes B & E)	(105,104)

Net expenses	473,485

Net investment loss	(338,374)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	17,543,841
Forward currency exchange contracts	741,803
Futures	381,038
Options written	567,716
Foreign currency transactions	(250,933)
Net change in unrealized appreciation/depreciation of:
Investments	(13,334,543)
Forward currency exchange contracts	459,955
Futures	416,014
Options written	33,202
Swaps	(50,494)
Foreign currency denominated assets and liabilities	20,491

Net gain on investment and foreign currency transactions	6,528,090

NET INCREASE IN NET ASSETS FROM OPERATIONS	$6,189,716

(a)	The negative interest income reflects coupon income adjusted for fluctuations in the inflation index related to inflation-indexed bonds and the amortization of premiums.

See notes to financial statements.

26

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS	AB Variable Products Series Fund

	Six Months Ended June 30, 2021 (unaudited)		Year Ended December 31, 2020
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(338,374)		$12,563
Net realized gain (loss) on investment transactions and foreign currency transactions	18,983,465		(981,815)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(12,455,375)		2,857,990

Net increase in net assets from operations	6,189,716		1,888,738
Distributions to Shareholders
Class A	–0	–	(565)
Class B	–0	–	(3,956,811)
CAPITAL STOCK TRANSACTIONS
Net increase (decrease)	995,439,609		(3,585,153)

Total increase (decrease)	1,001,629,325		(5,653,791)
NET ASSETS
Beginning of period	89,707,938		95,361,729

End of period	$1,091,337,263		$89,707,938

See notes to financial statements.

27

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

June 30, 2021 (unaudited)	AB Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AB Global Risk Allocation—Moderate Portfolio (the “Portfolio”) is a series of AB Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is to generate income and price appreciation without assuming what AllianceBernstein L.P. (the “Adviser”) considers undue risk. The Portfolio is non-diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland as an open-end series investment company. The Fund offers 11 separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. At June 30, 2021 the Adviser was the sole shareholder of Class A shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Portfolio’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or

28

AB Variable Products Series Fund

other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively, the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options generally will be classified as Level 2. For options that do not trade on an exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk

29

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of June 30, 2021:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Common Stocks:
Information Technology	$103,761,442		$14,591,694		$–0	–	$118,353,136
Financials	42,979,025		27,352,715		–0	–	70,331,740
Health Care	49,090,300		20,273,975		–0	–	69,364,275
Consumer Discretionary	46,265,500		21,497,859		–0	–	67,763,359
Industrials	31,674,490		25,361,116		–0	–	57,035,606
Communication Services	41,995,308		8,061,291		–0	–	50,056,599
Consumer Staples	22,547,460		16,801,502		–0	–	39,348,962
Materials	9,869,508		12,987,595		–0	–	22,857,103
Energy	10,733,558		5,307,266		–0	–	16,040,824
Utilities	9,427,175		5,416,180		–0	–	14,843,355
Real Estate	9,855,625		4,810,175		–0	–	14,665,800
Inflation-Linked Securities	–0	–	7,202,864		–0	–	7,202,864
Options Purchased—Puts	–0	–	973,152		–0	–	973,152
Rights	227		–0	–	–0	–	227
Short-Term Investments:
Investment Companies	1,005,962,251		–0	–	–0	–	1,005,962,251
U.S. Treasury Bills	–0	–	2,633,954		–0	–	2,633,954
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	150,570		–0	–	–0	–	150,570

Total Investments in Securities	1,384,312,439		173,271,338		–0	–	1,557,583,777
Other Financial Instruments(a):
Assets:
Futures	1,521,788		–0	–	–0	–	1,521,788	(b)
Forward Currency Exchange Contracts	–0	–	501,357		–0	–	501,357
Liabilities:
Futures	(871,957)		–0	–	–0	–	(871,957	)(b)
Forward Currency Exchange Contracts	–0	–	(182,842)		–0	–	(182,842)
Call Options Written	–0	–	(4,505)		–0	–	(4,505)
Put Options Written	–0	–	(253,234)		–0	–	(253,234)
Variance Swaps	–0	–	(50,494)		–0	–	(50,494)

Total	$1,384,962,270		$173,281,620		$–0	–	$1,558,243,890

(a)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(b)	Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

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AB Variable Products Series Fund

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income. The Portfolio accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Portfolio are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .60% of the first $100 million, .45% of the excess over $100 million up to $1 billion and .40% of the excess over $1 billion of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly. Prior to January 1, 2020, the Portfolio paid the Adviser an advisory fee at an annual rate of .60% of the Portfolio’s average daily net assets. The Adviser has agreed to waive its fees and bear certain expenses, to the extent necessary to limit total operating expenses (excluding interest expense, taxes, extraordinary expenses, expenses associated with securities sold short, and brokerage commissions and other transaction costs), inclusive of the Portfolio’s proportionate share of fees and expenses of registered investment companies

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GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

or series thereof in which the Portfolio invests (“Acquired Fund Expenses”) on an annual basis (the “Expense Caps”) to .75% and 1.00% of daily average net assets for Class A and Class B, respectively. The Expense Caps may not be terminated by the Adviser before May 1, 2022. For the six months ended June 30, 2021, the reimbursements/waivers, exclusive of Acquired Fund Expenses, amounted to $76,715. For the six months ended June 30, 2021, such waiver for Acquired Fund Expenses for both affiliated and unaffiliated underlying portfolios amounted to $12,216 and $16,161, respectively.

A summary of the Portfolio’s transactions in AB mutual funds for the six months ended June 30, 2021 is as follows:

Portfolio	Market Value 12/31/20 (000)		Purchases at Cost (000)	Sales Proceeds (000)	Market Value 6/30/21 (000)	Dividend Income (000)
AB Government Money Market Portfolio	$12,180		$1,041,557	$47,775	$1,005,962	$2
AB Government Money Market Portfolio*	–0	–	63,571	63,420	151	0	**

Total					$1,006,113	$2

*	Investments of cash collateral for securities lending transactions (see Note E).

**	Amount is less than $500.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the six months ended June 30, 2021, the reimbursement for such services amounted to $39,735.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $818 for the six months ended June 30, 2021.

During the second quarter of 2018, AXA S.A. (“AXA”), a French holding company for the AXA Group, completed the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (now named Equitable Holdings, Inc.)(“Equitable”), through an initial public offering. Equitable is the holding company for a diverse group of financial services companies, including an approximate 65% economic interest in the Adviser and a 100% interest in AllianceBernstein Corporation, the general partner of the Adviser. Since the initial sale, AXA has completed additional offerings (and related transactions). As a result, as of May 20, 2021, AXA no longer owns shares of Equitable.

Sales that were completed on November 13, 2019 resulted in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and may have been deemed to have been an “assignment” causing a termination of the Portfolio’s investment advisory and administration agreements. In order to ensure that investment advisory and administration services could continue uninterrupted in the event of a Change of Control Event, the Board previously approved new investment advisory and administration agreements with the Adviser, and shareholders of the Portfolio subsequently approved the new investment advisory agreement. These agreements became effective on November 13, 2019.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

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AB Variable Products Series Fund

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended June 30, 2021 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$541,507,388		$48,721,070
U.S. government securities	–0	–	4,374,229

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$4,092,573
Gross unrealized depreciation	(2,928,269)

Net unrealized appreciation	$1,164,304

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Futures

The Portfolio may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolio may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Portfolio enters into futures, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Portfolio to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the six months ended June 30, 2021, the Portfolio held futures for hedging and non-hedging purposes.

33

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the six months ended June 30, 2021, the Portfolio held forward currency exchange contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Portfolio may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. If a put or call option purchased by the Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. The Portfolio’s maximum payment for written put options equates to the number of shares multiplied by the strike price. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

During the six months ended June 30, 2021, the Portfolio held purchased options for hedging and non-hedging purposes.

During the six months ended June 30, 2021, the Portfolio held written options for hedging and non-hedging purposes.

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AB Variable Products Series Fund

•	Swaps

The Portfolio may enter into swaps to hedge its exposure to interest rates, credit risk, equity markets or currencies. The Portfolio may also enter into swaps for non-hedging purposes as a means of gaining market exposures, making direct investments in foreign currencies, as described below under “Currency Transactions.” A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swaps to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Portfolio enters into a centrally cleared swap, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Variance Swaps:

The Portfolio may enter into variance swaps to hedge equity market risk or adjust exposure to the equity markets. Variance swaps are contracts in which two parties agree to exchange cash payments based on the difference between the stated level of variance and the actual variance realized on underlying asset(s) or index(es). Actual “variance” as used here is defined as the sum of the square of the returns on the reference asset(s) or index(es) (which in effect is a measure of its “volatility”) over the length of the contract term. So the parties to a variance swap can be said to exchange actual volatility for a contractually stated rate of volatility.

35

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

During the six months ended June 30, 2021, the Portfolio held variance swaps for hedging and non-hedging purposes.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

The Portfolio’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s OTC counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

During the six months ended June 30, 2021, the Portfolio had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on futures	$1,174,791	*	Receivable/Payable for variation margin on futures	$26,242	*
Equity contracts	Receivable/Payable for variation margin on futures	346,997	*	Receivable/Payable for variation margin on futures	845,715	*
Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	501,357		Unrealized depreciation on forward currency exchange contracts	182,842
Equity contracts	Investments in securities, at value	973,152
Equity contracts				Options written, at value	257,739

Foreign currency contracts				Unrealized depreciation on variance swaps	50,494

Total		$2,996,297			$1,363,032

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities.

This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(792,915)	$1,068,637

Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	1,173,953	(652,623)

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	741,803	459,955

36

AB Variable Products Series Fund

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives		Change in Unrealized Appreciation or (Depreciation)

Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	$(1,314,371)		$(46,238)

Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	567,716		33,202

Foreign exchange contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	–0	–	(50,494)

Total		$376,186		$812,439

The following table represents the average monthly volume of the Portfolio’s derivative transactions during the six months ended June 30, 2021:

Futures:
Average notional amount of buy contracts	$135,027,087
Average notional amount of sale contracts	$6,986,815
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$8,375,203
Average principal amount of sale contracts	$51,745,973
Purchased Options:
Average notional amount	$49,079,541
Options Written:
Average notional amount	$49,848,420
Variance Swaps:
Average notional amount	$342,500	(a)

(a)	Positions were open for three months during the period.

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Portfolio’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Portfolio as of June 30, 2021. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset		Cash Collateral Received*		Security Collateral Received*		Net Amount of Derivative Assets
Bank of America, NA	$3,691	$(3,691)		$–0	–	$–0	–	$–0	–
Barclays Bank PLC	31,741	–0	–	–0	–	–0	–	31,741
BNP Paribas SA	37,384	–0	–	–0	–	–0	–	37,384
Citibank, NA	3,390	(3,390)		–0	–	–0	–	–0	–
Credit Suisse International	82,714	(3,879)		–0	–	–0	–	78,835
Morgan Stanley & Co., Inc./Morgan Stanley Capital Services, Inc.	1,221,060	(66,946)		–0	–	–0	–	1,154,114
State Street Bank & Trust Co.	72,647	(62,619)		–0	–	–0	–	10,028
UBS AG	21,882	(21,882)		–0	–	–0	–	–0	–

Total	$1,474,509	$(162,407)		–0	–	–0	–	$1,312,102	^

37

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset	Cash Collateral Pledged*		Security Collateral Pledged*		Net Amount of Derivative Liabilities
Bank of America, NA	$7,597	$(3,691)	$–0	–	$–0	–	$3,906
Citibank, NA	66,700	(3,390)	–0	–	–0	–	63,310
Credit Suisse International	3,879	(3,879)	–0	–	–0	–	–0	–
Morgan Stanley & Co., Inc./Morgan Stanley Capital Services, Inc.	66,946	(66,946)	–0	–	–0	–	–0	–
State Street Bank & Trust Co.	62,619	(62,619)	–0	–	–0	–	–0	–
UBS AG	30,100	(21,882)	–0	–	–0	–	8,218

Total	$237,841	$(162,407)	$–0	–	$–0	–	$75,434	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Securities Lending

The Portfolio may enter into securities lending transactions. Under the Portfolio’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Portfolio cannot sell or repledge any non-cash collateral, such collateral will not be reflected in the portfolio of investments. If a loan is collateralized by cash, the Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If the Portfolio receives non-cash collateral, the Portfolio will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any dividend income or other distributions from the securities; however, these distributions will not be afforded the same preferential tax treatment as qualified dividends. The Portfolio will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in AB Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. The collateral will be adjusted the next business day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and AB Government Money Market Portfolio are reflected in the statement of operations. When the Portfolio earns net securities lending income from AB Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral investment by the Portfolio in AB Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Portfolio’s share of the advisory fees of AB Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is

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AB Variable Products Series Fund

that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

A summary of the Portfolio’s transactions surrounding securities lending for the six months ended June 30, 2021 is as follows:

Market Value of Securities on Loan*	Cash Collateral*	Market Value of Non-Cash Collateral*	Income from Borrowers	AB Government Money Market Portfolio
				Income Earned	Advisory Fee Waived
$496,997	$150,570	$375,524	$1,206	$60	$12

*	As of June 30, 2021.

NOTE F: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares			Amount
	Six Months Ended June 30, 2021 (unaudited)		Year Ended December 31, 2020	Six Months Ended June 30, 2021 (unaudited)		Year Ended December 31, 2020
Class B
Shares sold	85,831,891		618,184	$1,003,333,891		$6,428,418
Shares issued in reinvestment of dividends and distributions	–0	–	383,737	–0	–	3,956,326
Shares redeemed	(693,580)		(1,324,181)	(7,894,282)		(13,969,897)

Net increase (decrease)	85,138,311		(322,260)	$995,439,609		$(3,585,153)

There were no transactions in capital shares for Class A for the six months ended June 30, 2021 and the year ended December 31, 2020.

At June 30, 2021, a shareholder of the Portfolio owned 97% of the Portfolio’s outstanding shares. Significant transactions by such shareholder, if any, may impact the Portfolio’s performance.

NOTE G: Risks Involved in Investing in the Portfolio

Market Risk—The value of the Portfolio’s investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market.

Allocation Risk—The allocation of investments among asset classes may have a significant effect on the Portfolio’s net asset value, or NAV, when the asset classes in which the Portfolio has invested more heavily perform worse than the asset classes invested in less heavily.

Interest Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. The current historically low interest rate environment heightens the risks associated with rising interest rates.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

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GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

High Yield Securities Risk—Investments in fixed-income securities with ratings below investment grade (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity and negative perceptions of the junk bond market generally, and may be more difficult to trade than other types of securities.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Investment in Other Investment Companies Risk—As with other investments, investments in other investment companies, including ETFs, are subject to market and selection risk. In addition, Contractholders of the Portfolio bear both their proportionate share of expenses in the Portfolio (including advisory fees) and, indirectly, the expenses of the investment companies in which the Portfolio invests (to the extent these expenses are not waived or reimbursed by the Adviser).

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Leverage Risk—When the Portfolio borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s investments. The Portfolio may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Portfolio, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Portfolio than if the Portfolio were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Illiquid Investments Risk—Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Portfolio. Causes of illiquid investments risk may include low trading volumes and large positions. Foreign fixed-income securities may have more illiquid investments risk because secondary trading markets for these securities may be smaller and less well developed and the securities may trade less frequently. Illiquid investments risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline.

Non-Diversification Risk—The Portfolio may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio’s net asset value, or NAV.

LIBOR Transition and Associated Risk—A Portfolio may invest in debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. The United Kingdom Financial Conduct Authority, which regulates LIBOR, will cease publishing certain LIBOR benchmarks at the end of 2021. Although certain LIBOR rates are intended to be published until June 2023, banks are strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. Although financial regulators and industry working groups have suggested alternative reference rates, such as the European Interbank Offer Rate, the Sterling Overnight Interbank Average Rate and the Secured Overnight Financing Rate, global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR is underway but remains incomplete. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Portfolio’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations

40

AB Variable Products Series Fund

in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting a Portfolio’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Portfolio is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE H: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended June 30, 2021.

NOTE I: Distributions to Shareholders

The tax character of distributions to be paid for the year ending December 31, 2021 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended December 31, 2020 and December 31, 2019 were as follows:

	2020	2019
Distributions paid from:
Ordinary income	$1,703,669	$1,823,920
Net long-term capital gains	2,253,707	–0	–

Total taxable distributions	$3,957,376	$1,823,920

As of December 31, 2020, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital losses	$(715,878	)(a)
Other losses	(77	)(b)
Unrealized appreciation/(depreciation)	13,432,229	(c)

Total accumulated earnings/(deficit)	$12,716,274

(a)	As of December 31, 2020, the Portfolio had a net capital loss carryforward of $715,878.

(b)	As of December 31, 2020, the cumulative deferred loss on straddles was $77.

(c)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments, the tax treatment of Treasury inflation-protected securities, and the tax deferral of losses on wash sales.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of December 31, 2020, the Portfolio had a net short-term capital loss carryforward of $715,878, which may be carried forward for an indefinite period.

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GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

NOTE J: Recent Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2020-04, “Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” ASU 2020-04 provides optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates. ASU 2020-04 is effective as of March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.

NOTE K: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

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GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO

FINANCIAL HIGHLIGHTS	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Six Months Ended June 30, 2021 (unaudited)
Year Ended December 31,
2020	2019	2018	2017	2016
Net asset value, beginning of period	$11.02	$11.27	$9.79	$10.83	$9.78	$9.40

Income From Investment Operations
Net investment income (loss)(a)(b)	(.03)	.03	.11	.09	.06	.04
Net realized and unrealized gain (loss) on investment transactions and foreign currency transactions	.80	.23	1.61	(.55)	1.09	.37
Contributions from Affiliates	–0	–	–0	–	–0	–	–0	–	.00	(c)	–0	–

Net increase (decrease) in net asset value from operations	.77	.26	1.72	(.46)	1.15	.41

Less: Dividends and Distributions
Dividends from net investment income	–0	–	(.17)	(.24)	–0	–	(.05)	(.03)
Distributions from net realized gain on investment transactions	–0	–	(.34)	–0	–	(.58)	(.05)	–0	–

Total dividends and distributions	–0	–	(.51)	(.24)	(.58)	(.10)	(.03)

Net asset value, end of period	$11.79	$11.02	$11.27	$9.79	$10.83	$9.78

Total Return
Total investment return based on net asset value(d)	6.99%	2.72%	17.61%	(4.62)%	11.87%	4.39%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$13	$12	$12	$11	$12	$11
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)(f)‡	.70	%^	.69%	.68%	.67%	.63%	.63%
Expenses, before waivers/reimbursements(e)(f)‡	.94	%^	.95%	.95%	.92%	.94%	1.08%
Net investment income (loss)(b)	(.47	)%^	.27%	1.05%	.88%	.55%	.46%
Portfolio turnover rate	43%	31%	29%	67%	59%	79%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.06	%^	.06%	.07%	.08%	.11%	.12%

See	footnote summary on page 45.

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GLOBAL RISK ALLOCATION- MODERATE PORTFOLIO
FINANCIAL HIGHLIGHTS

(continued)	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class B
Six Months Ended June 30, 2021 (unaudited)
Year Ended December 31,
2020	2019	2018	2017	2016
Net asset value, beginning of period	$10.94	$11.19	$9.72	$10.78	$9.75	$9.39

Income From Investment Operations
Net investment income (loss)(a)(b)	(.04)	0	(c)	.08	.07	.03	.02
Net realized and unrealized gain (loss) on investment transactions and foreign currency transactions	.79	.23	1.60	(.55)	1.09	.37
Contributions from Affiliates	–0	–	–0	–	–0	–	–0	–	.00	(c)	–0	–

Net increase (decrease) in net asset value from operations	.75	.23	1.68	(.48)	1.12	.39

Less: Dividends and Distributions
Dividends from net investment income	–0	–	(.14)	(.21)	–0	–	(.04)	(.03)
Distributions from net realized gain on investment transactions	–0	–	(.34)	–0	–	(.58)	(.05)	–0	–

Total dividends and distributions	–0	–	(.48)	(.21)	(.58)	(.09)	(.03)

Net asset value, end of period	$11.69	$10.94	$11.19	$9.72	$10.78	$9.75

Total Return
Total investment return based on net asset value(d)	6.86%	2.45%	17.32%	(4.84)%	11.50%	4.24%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,091,324	$89,696	$95,350	$89,127	$98,502	$79,298
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)(f)‡	.94	%^	.94%	.94%	.92%	.89%	.88%
Expenses, before waivers/reimbursements(e)(f)‡	1.15	%^	1.20%	1.20%	1.16%	1.17%	1.33%
Net investment income (loss)(b)	(.67	)%^	.01%	.78%	.64%	.31%	.24%
Portfolio turnover rate	43%	31%	29%	67%	59%	79%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.06	%^	.06%	.07%	.08%	.11%	.12%

See	footnote summary on page 45.

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AB Variable Products Series Fund

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	In connection with the Portfolio’s investments in affiliated/unaffiliated underlying portfolios, the Portfolio incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Portfolio in an amount equal to the Portfolio’s pro rata share of affiliated/unaffiliated acquired fund fees and expenses, and for the six months ended June 30, 2021, and the years ended December 31, 2020, December 31, 2019, December 31, 2018, December 31, 2017 and December 31, 2016, such waiver amounted to .06%, .06%, .07%, .08%, .11% and .12%, respectively.

(f)	The expense ratios presented below exclude interest/bank overdraft expense:

	Six Months Ended June 30, 2021 (unaudited)		Year Ended December 31,
			2020	2019	2018	2017	2016
Class A
Net of waivers/reimbursements	.70	%^	.69%	.68%	.67%	.63%	.63%
Before waivers/reimbursements	.94	%^	.95%	.95%	.92%	.94%	1.08%
Class B
Net of waivers/reimbursements	.94	%^	.94%	.94%	.92%	.89%	.88%
Before waivers/reimbursements	1.15	%^	1.20%	1.20%	1.16%	1.17%	1.33%

^	Annualized.

See notes to financial statements.

45

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO	AB Variable Products Series Fund

OPERATION AND EFFECTIVENESS OF THE PORTFOLIO’S LIQUIDITY RISK MANAGEMENT PROGRAM:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Portfolio to designate an Administrator of the Portfolio’s Liquidity Risk Management Program. The Administrator of the Portfolio’s LRMP is AllianceBernstein L.P., the Portfolio’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Portfolio’s Board of Directors (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Portfolio’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2021, which covered the period January 1, 2020 through December 31, 2020 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that the Portfolio will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Portfolio classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Portfolio’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Portfolio participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Portfolio is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Portfolio’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Portfolio’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Portfolio’s LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, beginning in March 2020, all financial markets experienced extreme levels of price volatility and relative illiquidity resulting from the COVID-19 impacts on the global economy. This extreme relative illiquidity resulted in significantly wider bid-ask spreads to transact in securities, including many of those securities held by the Portfolio, and in a diminished depth of liquidity in most markets, to varying degrees. Nonetheless, there were no liquidity events that impacted the Portfolio or its ability to timely meet redemptions during the Program Reporting Period.

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GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO

CONTINUANCE DISCLOSURE	AB Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE FUND’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AB Variable Products Series Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Global Risk Allocation—Moderate Portfolio (the “Fund”) at a meeting held by video conference on August 4-5, 2020 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2018 and 2019 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the

47

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
CONTINUANCE DISCLOSURE

(continued)	AB Variable Products Series Fund

Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors noted that the Fund was not profitable to the Adviser in 2019. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund in 2018 was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Fund’s Class B shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Fund’s recent unprofitability to the Adviser would be exacerbated without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3- and 5-year periods ended May 31, 2020 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to those of the Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors previously discussed these matters with an independent fee consultant.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the

48

AB Variable Products Series Fund

Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors noted that the Fund invests in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued by the SEC. The directors also noted that ETFs pay advisory fees pursuant to their advisory contracts, and that the Adviser had provided, and they had reviewed, information about the expense ratios of the relevant ETFs. The directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures, in some cases pending purchases of underlying securities, that the advisory fee for the Fund is for services that are in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year and the directors considered the Adviser’s expense cap for the Class A Shares of the Fund. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also previously discussed economies of scale with an independent fee consultant. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

49

VPS-GRA-0152-0621

JUN    06.30.21

SEMI-ANNUAL REPORT

AB VARIABLE PRODUCTS

SERIES FUND, INC.

+	GLOBAL THEMATIC GROWTH PORTFOLIO

As of May 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Portfolio’s shareholder reports from the insurance company that offers your contract unless you specifically requested paper copies from the insurance company or from your financial intermediary. Instead of delivering paper copies of the reports, the insurance company may choose to make the reports available on a website, and will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

You may elect to receive all future reports in paper free of charge from the insurance company. You can inform the insurance company or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by the insurance company or by contacting your financial intermediary. Your election to receive reports in paper will apply to all portfolio companies available under your contract with the insurance company.

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

GLOBAL THEMATIC GROWTH PORTFOLIO

EXPENSE EXAMPLE (unaudited)	AB Variable Products Series Fund

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of each class’ table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of each class’ table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each classes’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value January 1, 2021	Ending Account Value June 30, 2021	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,105.00	$4.65	0.89%
Hypothetical (5% annual return before expenses)	$1,000	$1,020.38	$4.46	0.89%

Class B
Actual	$1,000	$1,103.60	$5.95	1.14%
Hypothetical (5% annual return before expenses)	$1,000	$1,019.14	$5.71	1.14%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

1

GLOBAL THEMATIC GROWTH PORTFOLIO
TEN LARGEST HOLDINGS[1]

June 30, 2021 (unaudited)	AB Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Laboratory Corp. of America Holdings	$5,823,469	2.9%
SVB Financial Group	5,241,571	2.6
Waste Management, Inc.	4,781,955	2.4
MSCI, Inc.—Class A	4,653,789	2.3
Flex Ltd.	4,585,621	2.3
Danaher Corp.	4,492,346	2.2
Lumentum Holdings, Inc.	4,392,296	2.2
Apollo Hospitals Enterprise Ltd.	4,329,974	2.1
Trex Co., Inc.	4,317,350	2.1
Aptiv PLC	4,284,253	2.1

	$46,902,624	23.2%

SECTOR BREAKDOWN2

June 30, 2021 (unaudited)

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Information Technology	$60,852,820	30.2%
Industrials	40,688,358	20.2
Health Care	37,483,432	18.6
Financials	26,099,939	12.9
Consumer Discretionary	13,660,552	6.8
Materials	6,942,858	3.4
Utilities	6,682,212	3.3
Consumer Staples	2,129,195	1.1
Short-Term Investments	6,990,858	3.5

Total Investments	$201,530,224	100.0%

1	Long-term investments.

2	The Portfolio’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

2

GLOBAL THEMATIC GROWTH PORTFOLIO
COUNTRY BREAKDOWN[1]

June 30, 2021 (unaudited)	AB Variable Products Series Fund

COUNTRY	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
United States	$120,480,997	59.8%
Netherlands	14,682,101	7.3
Denmark	8,531,424	4.2
India	7,964,230	4.0
Switzerland	7,026,415	3.5
Japan	6,680,328	3.3
Germany	6,019,529	3.0
Austria	4,247,775	2.1
Norway	3,910,696	1.9
France	3,805,476	1.9
Hong Kong	2,694,491	1.3
United Kingdom	2,314,354	1.1
Sweden	1,802,997	0.9
Other	4,378,553	2.2
Short-Term Investments	6,990,858	3.5

Total Investments	$201,530,224	100.0%

1	All data are as of June 30, 2021. The Portfolio’s country breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. “Other” country weightings represent 0.8% or less in the following: Argentina, China and United Arab Emirates.

3

GLOBAL THEMATIC GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS

June 30, 2021 (unaudited)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–96.5%
INFORMATION TECHNOLOGY–30.2%
COMMUNICATIONS EQUIPMENT–7.1%
Calix, Inc.(a)	81,089	$3,851,728
Lumentum Holdings, Inc.(a)(b)	53,545	4,392,296
Motorola Solutions, Inc.	19,350	4,196,047
Telefonaktiebolaget LM Ericsson–Class B	143,392	1,802,997

		14,243,068

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS–2.3%
Flex Ltd.(a)	256,610	4,585,621

IT SERVICES–6.2%
Adyen NV(a)(c)	1,305	3,200,290
Network International Holdings PLC(a)(c)	268,570	1,360,722
Square, Inc.–Class A(a)	11,479	2,798,580
Twilio, Inc.–Class A(a)	5,480	2,159,997
Visa, Inc.–Class A(b)	12,850	3,004,587

		12,524,176

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–4.9%
Cree, Inc.(a)	25,570	2,504,070
Infineon Technologies AG	90,350	3,634,171
NXP Semiconductors NV	18,000	3,702,960

		9,841,201

SOFTWARE–8.0%
Adobe, Inc.(a)	5,920	3,466,989
Coinbase Global, Inc.(a)	7,740	1,960,542
Dassault Systemes SE	15,680	3,805,476
Microsoft Corp.	14,160	3,835,944
Zendesk, Inc.(a)	21,060	3,039,800

		16,108,751

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS–1.7%
Apple, Inc.	25,920	3,550,003

		60,852,820

INDUSTRIALS–20.2%
AEROSPACE & DEFENSE–2.0%
Hexcel Corp.(a)	64,520	4,026,048

BUILDING PRODUCTS–2.2%
Trex Co., Inc.(a)	42,240	4,317,350

COMMERCIAL SERVICES & SUPPLIES–5.4%
Tetra Tech, Inc.	18,480	2,255,299
TOMRA Systems ASA	70,840	3,910,696
Waste Management, Inc.	34,130	4,781,955

		10,947,950

Company	Shares	U.S. $ Value

ELECTRICAL EQUIPMENT–5.4%
Rockwell Automation, Inc.	14,570	$4,167,311
Schneider Electric SE	18,630	2,936,918
Vestas Wind Systems A/S	95,970	3,749,741

		10,853,970

MACHINERY–3.4%
SMC Corp.	5,100	3,017,132
Xylem, Inc./NY	32,200	3,862,712

		6,879,844

PROFESSIONAL SERVICES–1.8%
Recruit Holdings Co., Ltd.	74,700	3,663,196

		40,688,358

HEALTH CARE–18.6%
BIOTECHNOLOGY–1.2%
Abcam PLC(a)	121,149	2,314,354

HEALTH CARE EQUIPMENT & SUPPLIES–7.5%
Alcon, Inc.	40,310	2,827,243
Danaher Corp.	16,740	4,492,346
Koninklijke Philips NV	84,450	4,191,605
STERIS PLC	17,771	3,666,157

		15,177,351

HEALTH CARE PROVIDERS & SERVICES–5.0%
Apollo Hospitals Enterprise Ltd.	88,907	4,329,974
Laboratory Corp. of America Holdings(a)	21,111	5,823,469

		10,153,443

LIFE SCIENCES TOOLS & SERVICES–4.9%
Bio-Rad Laboratories, Inc.–Class A(a)	6,630	4,271,643
Bruker Corp.	41,870	3,181,283
Gerresheimer AG	21,566	2,385,358

		9,838,284

		37,483,432

FINANCIALS–12.9%
BANKS–6.5%
Erste Group Bank AG	115,550	4,247,775
HDFC Bank Ltd.	180,041	3,634,256
SVB Financial Group(a)	9,420	5,241,571

		13,123,602

CAPITAL MARKETS–4.4%
MSCI, Inc.–Class A	8,730	4,653,789
Partners Group Holding AG	2,770	4,199,172

		8,852,961

CONSUMER FINANCE–0.7%
Lufax Holding Ltd. (ADR)(a)	126,450	1,428,885

4

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

INSURANCE–1.3%
AIA Group Ltd.	217,200	$2,694,491

		26,099,939

CONSUMER DISCRETIONARY–6.8%
AUTO COMPONENTS–2.1%
Aptiv PLC(a)	27,231	4,284,253

HOUSEHOLD DURABLES–1.8%
TopBuild Corp.(a)	17,893	3,538,878

INTERNET & DIRECT MARKETING RETAIL–0.8%
MercadoLibre, Inc.(a)	1,020	1,588,946

TEXTILES, APPAREL & LUXURY GOODS–2.1%
NIKE, Inc.–Class B	27,500	4,248,475

		13,660,552

MATERIALS–3.4%
CHEMICALS–3.4%
Chr Hansen Holding A/S	37,180	3,355,612
Koninklijke DSM NV	19,190	3,587,246

		6,942,858

UTILITIES–3.3%
ELECTRIC UTILITIES–2.2%
NextEra Energy, Inc.	41,210	3,019,869
Orsted AS(c)	10,160	1,426,071

		4,445,940

WATER UTILITIES–1.1%
American Water Works Co., Inc.	14,509	2,236,272

		6,682,212

CONSUMER STAPLES–1.1%
HOUSEHOLD PRODUCTS–1.1%
Procter & Gamble Co. (The)	15,780	2,129,195

Total Common Stocks (cost $124,698,545)		194,539,366

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS–3.5%
INVESTMENT COMPANIES–3.5%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 0.01%(d)(e)(f) (cost $6,990,858)	6,990,858	$6,990,858

TOTAL INVESTMENTS BEFORE SECURITY LENDING COLLATERAL FOR SECURITIES LOANED–100.0% (cost $131,689,403)		201,530,224

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED–0.0%
INVESTMENT COMPANIES–0.0%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 0.01%(d)(e)(f) (cost $29,324)	29,324	29,324

TOTAL INVESTMENTS–100.0% (cost $131,718,727)		201,559,548
Other assets less liabilities–0.0%		46,069

NET ASSETS–100.0%		$201,605,617

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	NOK	22,576	USD	2,655	07/15/2021	$32,963
Bank of America, NA	USD	646	RUB	47,981	07/28/2021	7,420
Bank of America, NA	EUR	13,117	USD	16,091	08/03/2021	527,490
Barclays Bank PLC	INR	68,568	USD	908	07/15/2021	(12,660)
BNP Paribas SA	HKD	8,795	USD	1,133	08/19/2021	(101)
BNP Paribas SA	USD	3,527	AUD	4,541	08/25/2021	(120,443)
Citibank, NA	USD	5,136	CAD	6,429	07/16/2021	50,410
Citibank, NA	GBP	448	USD	623	08/26/2021	2,937
Citibank, NA	USD	5,192	GBP	3,687	08/26/2021	(90,960)

5

GLOBAL THEMATIC GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Citibank, NA	USD	6,006	CNY	39,107	09/16/2021	$8,399
Deutsche Bank AG	BRL	5,081	USD	1,029	07/02/2021	6,990
Deutsche Bank AG	USD	1,016	BRL	5,081	07/02/2021	5,800
Deutsche Bank AG	INR	303,370	USD	4,076	07/15/2021	2,033
Deutsche Bank AG	USD	1,025	BRL	5,081	08/03/2021	(7,237)
Goldman Sachs Bank USA	BRL	5,081	USD	1,016	07/02/2021	(5,800)
Goldman Sachs Bank USA	USD	954	BRL	5,081	07/02/2021	67,679
Goldman Sachs Bank USA	USD	3,173	TWD	88,998	07/22/2021	18,493
Goldman Sachs Bank USA	USD	4,839	JPY	526,632	08/19/2021	(96,808)
Goldman Sachs Bank USA	USD	835	ZAR	11,611	09/16/2021	(29,241)
JPMorgan Chase Bank, NA	USD	1,918	HKD	14,892	08/19/2021	(53)
Morgan Stanley Capital Services, Inc.	EUR	656	USD	803	08/03/2021	24,231
Morgan Stanley Capital Services, Inc.	USD	1,176	EUR	964	08/03/2021	(32,344)
Morgan Stanley Capital Services, Inc.	JPY	109,073	USD	984	08/19/2021	1,995
Morgan Stanley Capital Services, Inc.	USD	979	CNY	6,361	09/16/2021	(871)
Natwest Markets PLC	USD	430	INR	32,790	07/15/2021	10,496
Standard Chartered Bank	USD	3,180	KRW	3,545,961	07/22/2021	(42,376)
State Street Bank & Trust Co.	NOK	5,578	USD	671	07/15/2021	23,305
State Street Bank & Trust Co.	CAD	444	USD	360	07/16/2021	1,788
State Street Bank & Trust Co.	EUR	594	USD	708	08/03/2021	2,952
State Street Bank & Trust Co.	USD	1,393	EUR	1,159	08/03/2021	(17,475)
State Street Bank & Trust Co.	CHF	1,683	USD	1,848	08/05/2021	27,819
State Street Bank & Trust Co.	HKD	14,512	USD	1,870	08/19/2021	368
State Street Bank & Trust Co.	JPY	112,864	USD	1,034	08/19/2021	17,195
State Street Bank & Trust Co.	USD	291	HKD	2,263	08/19/2021	4
UBS AG	INR	25,198	USD	332	07/15/2021	(6,909)
UBS AG	JPY	65,982	USD	607	08/19/2021	12,532

						$390,021

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At June 30, 2021, the aggregate market value of these securities amounted to $5,987,083 or 3.0% of net assets.

(d)	Affiliated investments.

(e)	The rate shown represents the 7-day yield as of period end.

(f)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

6

AB Variable Products Series Fund

Currency Abbreviations:

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

CHF—Swiss Franc

CNY—Chinese Yuan Renminbi

EUR—Euro

GBP—Great British Pound

HKD—Hong Kong Dollar

INR—Indian Rupee

JPY—Japanese Yen

KRW—South Korean Won

NOK—Norwegian Krone

RUB—Russian Ruble

TWD—New Taiwan Dollar

USD—United States Dollar

ZAR—South African Rand

Glossary:

ADR—American Depositary Receipt

See notes to financial statements.

7

GLOBAL THEMATIC GROWTH PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES

June 30, 2021 (unaudited)	AB Variable Products Series Fund

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $124,698,545)	$194,539,366	(a)
Affiliated issuers (cost $7,020,182—including investment of cash collateral for securities loaned of $29,324)	7,020,182
Foreign currencies, at value (cost $201,727)	199,296
Unrealized appreciation on forward currency exchange contracts	853,299
Unaffiliated dividends receivable	170,768
Receivable for capital stock sold	21,659
Affiliated dividends receivable	20

Total assets	202,804,590

LIABILITIES
Unrealized depreciation on forward currency exchange contracts	463,278
Payable for investment securities purchased and foreign currency transactions	278,713
Payable for capital stock redeemed	140,947
Advisory fee payable	113,519
Payable for collateral received on securities loaned	29,324
Distribution fee payable	27,705
Administrative fee payable	20,282
Transfer Agent fee payable	129
Accrued expenses	125,076

Total liabilities	1,198,973

NET ASSETS	$201,605,617

COMPOSITION OF NET ASSETS
Capital stock, at par	$4,442
Additional paid-in capital	94,707,820
Distributable earnings	106,893,355

NET ASSETS	$201,605,617

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$63,796,127	1,361,707	$46.85

B	$137,809,490	3,080,391	$44.74

(a)	Includes securities on loan with a value of $6,656,997 (see Note E).

See notes to financial statements.

8

GLOBAL THEMATIC GROWTH PORTFOLIO
STATEMENT OF OPERATIONS

Six Months Ended June 30, 2021 (unaudited)	AB Variable Products Series Fund

INVESTMENT INCOME
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $87,984)	$805,077
Affiliated issuers	305
Securities lending income	2,682

808,064

EXPENSES
Advisory fee (see Note B)	718,996
Distribution fee—Class B	163,258
Transfer agency—Class A	1,031
Transfer agency—Class B	2,201
Custody and accounting	54,837
Administrative	39,336
Printing	27,575
Audit and tax	26,243
Legal	12,726
Directors’ fees	10,560
Miscellaneous	6,553

Total expenses	1,063,316
Less: expenses waived and reimbursed by the Adviser (see Note B)	(49,229)

Net expenses	1,014,087

Net investment loss	(206,023)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions(a)	12,370,561
Forward currency exchange contracts	313,659
Foreign currency transactions	(24,255)
Net change in unrealized appreciation/depreciation of:
Investments	6,363,940
Forward currency exchange contracts	313,887
Foreign currency denominated assets and liabilities	3,770

Net gain on investment and foreign currency transactions	19,341,562

NET INCREASE IN NET ASSETS FROM OPERATIONS	$19,135,539

(a)	Net of foreign realized capital gains taxes of $8,337.

See notes to financial statements.

9

GLOBAL THEMATIC GROWTH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS	AB Variable Products Series Fund

	Six Months Ended June 30, 2021 (unaudited)		Year Ended December 31, 2020
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment loss	$(206,023)		$(665,917)
Net realized gain on investment and foreign currency transactions	12,659,965		25,123,789
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	6,681,597		26,215,492

Net increase in net assets from operations	19,135,539		50,673,364
Distributions to Shareholders
Class A	–0	–	(4,560,500)
Class B	–0	–	(9,895,739)
CAPITAL STOCK TRANSACTIONS
Net increase (decrease)	(2,908,109)		12,279,122

Total increase	16,227,430		48,496,247
NET ASSETS
Beginning of period	185,378,187		136,881,940

End of period	$201,605,617		$185,378,187

See notes to financial statements.

10

GLOBAL THEMATIC GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

June 30, 2021 (unaudited)	AB Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AB Global Thematic Growth Portfolio (the “Portfolio”) is a series of AB Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland as an open-end series investment company. The Fund offers 11 separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The

11

GLOBAL THEMATIC GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of June 30, 2021:

	Level 1	Level 2		Level 3		Total
Investments in Securities:
Assets:
Common Stocks:
Information Technology	$47,049,164	$13,803,656		$–0	–	$60,852,820
Industrials	23,410,675	17,277,683		–0	–	40,688,358
Health Care	23,749,252	13,734,180		–0	–	37,483,432
Financials	11,324,245	14,775,694		–0	–	26,099,939
Consumer Discretionary	13,660,552	–0	–	–0	–	13,660,552
Materials	3,355,612	3,587,246		–0	–	6,942,858
Utilities	5,256,141	1,426,071		–0	–	6,682,212
Consumer Staples	2,129,195	–0	–	–0	–	2,129,195
Short-Term Investments	6,990,858	–0	–	–0	–	6,990,858

12

AB Variable Products Series Fund

	Level 1		Level 2		Level 3		Total
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	$29,324		$–0	–	$–0	–	$29,324

Total Investments in Securities	136,955,018		64,604,530	(a)	–0	–	201,559,548
Other Financial Instruments(b):
Assets:
Forward Currency Exchange Contracts	–0	–	853,299		–0	–	853,299
Liabilities:
Forward Currency Exchange Contracts	–0	–	(463,278)		–0	–	(463,278)

Total	$136,955,018		$64,994,551		$–0	–	$201,949,569

(a)	A significant portion of the Portfolio’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note A.1.

(b)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income. The Portfolio accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific

13

GLOBAL THEMATIC GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has contractually agreed to waive its management fee and/or bear expenses of the Portfolio in order to reduce the Portfolio’s total operating expenses by an amount equal to .05% on an annual basis of the average net assets for Class A and Class B. For the six months ended June 30, 2021, such reimbursements/waivers amounted to $47,933. This fee waiver and/or expense reimbursement agreement extends through May 1, 2022 and then may be extended by the Adviser for additional one-year terms.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the six months ended June 30, 2021, the reimbursement for such services amounted to $39,336.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $818 for the six months ended June 30, 2021.

The Portfolio may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of ..10%) until August 31, 2022. In connection with the investment by the Portfolio in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Portfolio in an amount equal to the Portfolio’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. For the six months ended June 30, 2021, such waiver amounted to $1,296.

A summary of the Portfolio’s transactions in AB mutual funds for the six months ended June 30, 2021 is as follows:

Portfolio	Market Value 12/31/20 (000)		Purchases at Cost (000)	Sales Proceeds (000)	Market Value 6/30/21 (000)	Dividend Income (000)
Government Money Market Portfolio	$8,795		$19,995	$21,799	$6,991	$0	*
Government Money Market Portfolio**	–0	–	2,883	2,854	29	0	*

Total					$7,020	$0	*

*	Amount is less than $500.

**	Investments of cash collateral for securities lending transactions (see Note E).

During the second quarter of 2018, AXA S.A. (“AXA”), a French holding company for the AXA Group, completed the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (now named Equitable Holdings, Inc.)(“Equitable”), through an initial public offering. Equitable is the holding company for a diverse group of financial services companies, including an approximate 65% economic interest in the Adviser and a 100% interest in AllianceBernstein Corporation, the general partner of the Adviser. Since the initial sale, AXA has completed additional offerings (and related transactions). As a result, as of May 20, 2021, AXA no longer owns shares of Equitable.

Sales that were completed on November 13, 2019 resulted in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and may have been deemed to have been an “assignment” causing a termination of the Portfolio’s investment advisory and administration agreements. In order to ensure that investment advisory and administration services could continue uninterrupted in the event of a Change of Control Event, the Board previously

14

AB Variable Products Series Fund

approved new investment advisory and administration agreements with the Adviser, and shareholders of the Portfolio subsequently approved the new investment advisory agreement. These agreements became effective on November 13, 2019.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended June 30, 2021 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$32,191,271		$32,635,215
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$72,379,782
Gross unrealized depreciation	(2,148,940)

Net unrealized appreciation	$70,230,842

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal type of derivative utilized by the Portfolio, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

15

GLOBAL THEMATIC GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

During the six months ended June 30, 2021, the Portfolio held forward currency exchange contracts for hedging purposes.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

The Portfolio’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s OTC counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

During the six months ended June 30, 2021, the Portfolio had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	$853,299	Unrealized depreciation on forward currency exchange contracts	$463,278

Total		$853,299		$463,278

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	$313,659	$313,887

Total		$313,659	$313,887

The following table represents the average monthly volume of the Portfolio’s derivative transactions during the six months ended June 30, 2021:

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$44,105,319
Average principal amount of sale contracts	$41,868,616

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

16

AB Variable Products Series Fund

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Portfolio’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Portfolio as of June 30, 2021. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset		Cash Collateral Received*		Security Collateral Received*		Net Amount of Derivative Assets
Bank of America, NA	$567,873	$–0	–	$–0	–	$–0	–	$567,873
Citibank, NA	61,746	(61,746)		–0	–	–0	–	–0	–
Deutsche Bank AG	14,823	(7,237)		–0	–	–0	–	7,586
Goldman Sachs Bank USA	86,172	(86,172)		–0	–	–0	–	–0	–
Morgan Stanley Capital Services, Inc.	26,226	(26,226)		–0	–	–0	–	–0	–
Natwest Markets PLC	10,496	–0	–	–0	–	–0	–	10,496
State Street Bank & Trust Co.	73,431	(17,475)		–0	–	–0	–	55,956
UBS AG	12,532	(6,909)		–0	–	–0	–	5,623

Total	$853,299	$(205,765)		$–0	–	$–0	–	$647,534	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset		Cash Collateral Pledged*		Security Collateral Pledged*		Net Amount of Derivative Liabilities
Barclays Bank PLC	$12,660	$–0	–	$–0	–	$–0	–	$12,660
BNP Paribas SA	120,544	–0	–	–0	–	–0	–	120,544
Citibank, NA	90,960	(61,746)		–0	–	–0	–	29,214
Deutsche Bank AG	7,237	(7,237)		–0	–	–0	–	–0	–
Goldman Sachs Bank USA	131,849	(86,172)		–0	–	–0	–	45,677
JPMorgan Chase Bank, NA	53	–0	–	–0	–	–0	–	53
Morgan Stanley Capital Services, Inc.	33,215	(26,226)		–0	–	–0	–	6,989
Standard Chartered Bank	42,376	–0	–	–0	–	–0	–	42,376
State Street Bank & Trust Co.	17,475	(17,475)		–0	–	–0	–	–0	–
UBS AG	6,909	(6,909)		–0	–	–0	–	–0	–

Total	$463,278	$(205,765)		$–0	–	$–0	–	$257,513	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Securities Lending

The Portfolio may enter into securities lending transactions. Under the Portfolio’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Portfolio cannot sell or repledge any non-cash collateral, such collateral will not be reflected in the portfolio of investments. If a loan is collateralized by cash, the Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the bor-

17

GLOBAL THEMATIC GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

rower to the Portfolio in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If the Portfolio receives non-cash collateral, the Portfolio will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any dividend income or other distributions from the securities; however, these distributions will not be afforded the same preferential tax treatment as qualified dividends. The Portfolio will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. The collateral will be adjusted the next business day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and Government Money Market Portfolio are reflected in the statement of operations. When the Portfolio earns net securities lending income from Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral investment by the Portfolio in Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Portfolio’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

A summary of the Portfolio’s transactions surrounding securities lending for the six months ended June 30, 2021 is as follows:

				Government Money Market Portfolio
Market Value of Securities on Loan*	Cash Collateral*	Market Value of Non-Cash Collateral*	Income from Borrowers	Income Earned	Advisory Fee Waived
$6,656,997	$29,324	$6,867,368	$2,664	$18	$–0–

*As	of June 30, 2021.

NOTE F: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES			AMOUNT
	Six Months Ended June 30, 2021 (unaudited)		Year Ended December 31, 2020	Six Months Ended June 30, 2021 (unaudited)		Year Ended December 31, 2020
Class A
Shares sold	65,374		200,725	$2,890,920		$7,348,517
Shares issued in reinvestment of dividends and distributions	–0	–	127,211	–0	–	4,560,500
Shares redeemed	(79,104)		(242,399)	(3,552,554)		(8,398,976)

Net increase (decrease)	(13,730)		85,537	$(661,634)		$3,510,041

Class B
Shares sold	245,693		515,559	$10,519,181		$18,322,349
Shares issued in reinvestment of dividends and distributions	–0	–	288,421	–0	–	9,895,739
Shares redeemed	(299,824)		(578,470)	(12,765,656)		(19,449,007)

Net increase (decrease)	(54,131)		225,510	$(2,246,475)		$8,769,081

At June 30, 2021, certain shareholders of the Portfolio owned 57% in aggregate of the Portfolio’s outstanding shares. Significant transactions by such shareholders, if any, may impact the Portfolio’s performance.

18

AB Variable Products Series Fund

NOTE G: Risks Involved in Investing in the Portfolio

Market Risk—The value of the Portfolio’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market. It includes the risk that a particular style of investing, such as the Portfolio’s growth approach, may underperform the market generally.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Capitalization Risk—Investments in mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in mid-capitalization companies may have additional risks because these companies may have limited product lines, markets or financial resources.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Focused Portfolio Risk—Investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio’s net asset value, or NAV.

Industry/Sector Risk—Investments in a particular sector, industry or group of related industries, such as the information technology or health care sector, may have more risk because market or economic factors affecting that sector or industry could have a significant effect on the value of the Portfolio’s investments.

LIBOR Transition and Associated Risk—A Portfolio may invest in debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. The United Kingdom Financial Conduct Authority, which regulates LIBOR, will cease publishing certain LIBOR benchmarks at the end of 2021. Although certain LIBOR rates are intended to be published until June 2023, banks are strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. Although financial regulators and industry working groups have suggested alternative reference rates, such as the European Interbank Offer Rate, the Sterling Overnight Interbank Average Rate and the Secured Overnight Financing Rate, global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR is underway but remains incomplete. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Portfolio’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting a Portfolio’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

19

GLOBAL THEMATIC GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Portfolio is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE H: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended June 30, 2021.

NOTE I: Distributions to Shareholders

The tax character of distributions to be paid for the year ending December 31, 2021 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended December 31, 2020 and December 31, 2019 were as follows:

	2020	2019
Distributions paid from:
Ordinary income	$1,036,748	$316,132
Net long-term capital gains	13,419,491	7,254,229

Total taxable distributions paid	$14,456,239	$7,570,361

As of December 31, 2020, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$1,797,879
Undistributed capital gains	22,914,055
Unrealized appreciation/(depreciation)	63,045,882	(a)

Total accumulated earnings/(deficit)	$87,757,816

(a)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments and the tax deferral of losses on wash sales.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of December 31, 2020, the Portfolio did not have any capital loss carryforwards.

NOTE J: Recent Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2020-04, “Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” ASU 2020-04 provides optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates. ASU 2020-04 is effective as of March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.

NOTE K: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

20

GLOBAL THEMATIC GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Six Months Ended June 30, 2021 (unaudited)	Year Ended December 31,
2020	2019	2018	2017	2016
Net asset value, beginning of period	$42.40	$33.52	$27.35	$30.32	$22.29	$22.43

Income From Investment Operations
Net investment income (loss) (a)(b)	(.01)	(.10)	.08	.11	.03	.04	†
Net realized and unrealized gain (loss) on investment and foreign currency transactions	4.46	12.64	8.00	(3.08)	8.13	(.18)

Net increase (decrease) in net asset value from operations	4.45	12.54	8.08	(2.97)	8.16	(.14)

Less: Dividends and Distributions
Dividends from net investment income	–0	–	(.24)	(.13)	–0	–	(.13)	–0	–
Distributions from net realized gain on investment transactions	–0	–	(3.42)	(1.78)	–0	–	–0	–	–0	–

Total dividends and distributions	–0	–	(3.66)	(1.91)	–0	–	(.13)	–0	–

Net asset value, end of period	$46.85	$42.40	$33.52	$27.35	$30.32	$22.29

Total Return
Total investment return based on net asset value (c)*	10.50%	39.41%	30.16%	(9.79)%	36.66%	(.62	)%†

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$63,796	$58,316	$43,237	$35,799	$40,121	$28,458
Ratio to average net assets of:
Expenses, net of waivers/reimbursements (d)‡	.89	%^	.94%	.99%	.99%	1.02%	1.06%
Expenses, before waivers/reimbursements (d)‡	.94	%^	1.00%	1.04%	1.01%	1.02%	1.06%
Net investment income (loss) (b)	(.04	)%^	(.29)%	.27%	.37%	.09%	.17	%†
Portfolio turnover rate	17%	44%	43%	32%	40%	54%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.00	%^	.01%	.00%	.00%	.00%	.00%

See footnote summary on page 23.

21

GLOBAL THEMATIC GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS

(continued)	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class B
Six Months Ended June 30, 2021 (unaudited)	Year Ended December 31,
2020	2019	2018	2017	2016
Net asset value, beginning of period	$40.54	$32.19	$26.33	$29.25	$21.52	$21.71

Income From Investment Operations
Net investment income (loss) (a)(b)	(.06)	(.18)	.01	.04	(.04)	(.02	)†
Net realized and unrealized gain (loss) on investment and foreign currency transactions	4.26	12.11	7.68	(2.96)	7.84	(.17)

Net increase (decrease) in net asset value from operations	4.20	11.93	7.69	(2.92)	7.80	(.19)

Less: Dividends and Distributions
Dividends from net investment income	–0	–	(.16)	(.05)	–0	–	(.07)	–0	–
Distributions from net realized gain on investment transactions	–0	–	(3.42)	(1.78)	–0	–	–0	–	–0	–

Total dividends and distributions	–0	–	(3.58)	(1.83)	–0	–	(.07)	–0	–

Net asset value, end of period	$44.74	$40.54	$32.19	$26.33	$29.25	$21.52

Total Return
Total investment return based on net asset value (c)*	10.36%	39.08%	29.78%	(9.98)%	36.30%	(.87	)%†

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$137,810	$127,062	$93,645	$80,949	$106,331	$78,625
Ratio to average net assets of:
Expenses, net of waivers/reimbursements (d)‡	1.14	%^	1.19%	1.24%	1.24%	1.26%	1.31%
Expenses, before waivers/reimbursements (d)‡	1.19	%^	1.25%	1.29%	1.25%	1.27%	1.31%
Net investment income (loss) (b)	(.29	)%^	(.54)%	.02%	.13%	(.15)%	(.07	)%†
Portfolio turnover rate	17%	44%	43%	32%	40%	54%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.00	%^	.01%	.00%	.00%	.00%	.00%

See footnote summary on page 23.

22

AB Variable Products Series Fund

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	In connection with the Portfolio’s investments in affiliated underlying portfolios, the Portfolio incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Portfolio in an amount equal to the Portfolio’s pro rata share of certain acquired fund fees and expenses, and for the year ended December 31, 2020, such waiver amounted to .01%.

†	For the year ended December 31, 2016, the amount includes a refund for overbilling of prior years’ custody out of pocket fees as follows:

Net Investment Income Per Share	Net Investment Income Ratio	Total Return
$.004	.02%	.02%

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the years ended December 31, 2017 and December 31, 2016 by .04% and .28%, respectively.

^	Annualized.

See notes to financial statements.

23

GLOBAL THEMATIC GROWTH PORTFOLIO	AB Variable Products Series Fund

OPERATION AND EFFECTIVENESS OF THE PORTFOLIO’S LIQUIDITY RISK MANAGEMENT PROGRAM:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Portfolio to designate an Administrator of the Portfolio’s Liquidity Risk Management Program. The Administrator of the Portfolio’s LRMP is AllianceBernstein L.P., the Portfolio’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Portfolio’s Board of Directors (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Portfolio’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2021, which covered the period January 1, 2020 through December 31, 2020 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that the Portfolio will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Portfolio classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Portfolio’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Portfolio participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Portfolio is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Portfolio’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Portfolio’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Portfolio’s LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, beginning in March 2020, all financial markets experienced extreme levels of price volatility and relative illiquidity resulting from the COVID-19 impacts on the global economy. This extreme relative illiquidity resulted in significantly wider bid-ask spreads to transact in securities, including many of those securities held by the Portfolio, and in a diminished depth of liquidity in most markets, to varying degrees. Nonetheless, there were no liquidity events that impacted the Portfolio or its ability to timely meet redemptions during the Program Reporting Period.

24

GLOBAL THEMATIC GROWTH PORTFOLIO

CONTINUANCE DISCLOSURE	AB Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE FUND’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AB Variable Products Series Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Global Thematic Growth Portfolio (the “Fund”) at a meeting held by video conference on May 3-5, 2021 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant at the request of the directors. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2019 and 2020 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts

25

GLOBAL THEMATIC GROWTH PORTFOLIO
CONTINUANCE DISCLOSURE

(continued)	AB Variable Products Series Fund

for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Fund’s Class B shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended February 28, 2021. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and the directors took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to those of the Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also compared the advisory fee rate for the Fund with those for two other funds advised by the Adviser utilizing similar investment strategies.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to funds such as the Fund, and the different

26

AB Variable Products Series Fund

risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that the Fund’s expense ratio was above the peer group median, after giving effect to a voluntary waiver by the Adviser. After reviewing and discussing the Adviser’s explanations of the reasons for this, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

27

VPS-GTG-0152-0621

JUN    06.30.21

SEMI-ANNUAL REPORT

AB VARIABLE PRODUCTS SERIES FUND, INC.

+	GROWTH AND INCOME PORTFOLIO

As of May 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Portfolio’s shareholder reports from the insurance company that offers your contract unless you specifically requested paper copies from the insurance company or from your financial intermediary. Instead of delivering paper copies of the reports, the insurance company may choose to make the reports available on a website, and will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

You may elect to receive all future reports in paper free of charge from the insurance company. You can inform the insurance company or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by the insurance company or by contacting your financial intermediary. Your election to receive reports in paper will apply to all portfolio companies available under your contract with the insurance company.

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

GROWTH AND INCOME PORTFOLIO

EXPENSE EXAMPLE (unaudited)	AB Variable Products Series Fund

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each classes’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value January 1, 2021	Ending Account Value June 30, 2021	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,198.10	$3.27	0.60%
Hypothetical (5% annual return before expenses)	$1,000	$1,021.82	$3.01	0.60%

Class B
Actual	$1,000	$1,196.60	$4.63	0.85%
Hypothetical (5% annual return before expenses)	$1,000	$1,020.58	$4.26	0.85%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

1

GROWTH AND INCOME PORTFOLIO
TEN LARGEST HOLDINGS[1]

June 30, 2021 (unaudited)	AB Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Berkshire Hathaway, Inc.—Class B	$43,072,598	3.8%
Comcast Corp.—Class A	42,525,516	3.7
Philip Morris International, Inc.	40,950,270	3.6
Wells Fargo & Co.	40,671,824	3.6
Verizon Communications, Inc.	32,375,255	2.8
LKQ Corp.	29,712,637	2.6
Target Corp.	29,219,114	2.6
Allstate Corp. (The)	27,380,661	2.4
Anthem, Inc.	26,264,022	2.3
Cigna Corp.	26,042,376	2.3

	$338,214,273	29.7%

SECTOR BREAKDOWN2

June 30, 2021 (unaudited)

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Industrials	$223,993,193	19.7%
Financials	210,605,848	18.5
Consumer Discretionary	176,291,611	15.5
Health Care	146,635,489	12.9
Information Technology	112,500,895	9.9
Communication Services	74,900,771	6.6
Consumer Staples	62,769,871	5.5
Energy	36,328,338	3.2
Real Estate	24,507,635	2.2
Materials	18,831,797	1.7
Short-Term Investments	49,389,480	4.3

Total Investments	$1,136,754,928	100.0%

1	Long-term investments.

2	The Portfolio’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

2

GROWTH AND INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS

June 30, 2021 (unaudited)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–95.6%

INDUSTRIALS–19.7%
AEROSPACE & DEFENSE–3.6%
Curtiss-Wright Corp.	55,710	$6,616,120
Hexcel Corp.(a)	107,904	6,733,210
Raytheon Technologies Corp.	117,283	10,005,413
Textron, Inc.	253,250	17,416,002

		40,770,745

CONSTRUCTION & ENGINEERING–1.7%
EMCOR Group, Inc.	112,420	13,849,020
Valmont Industries, Inc.	22,132	5,224,258

		19,073,278

ELECTRICAL EQUIPMENT–3.8%
Acuity Brands, Inc.	22,465	4,201,629
Emerson Electric Co.	267,615	25,755,267
Hubbell, Inc.	69,983	13,075,624

		43,032,520

INDUSTRIAL CONGLOMERATES–0.9%
3M Co.	50,630	10,056,637

MACHINERY–3.2%
Altra Industrial Motion Corp.	84,912	5,520,978
Flowserve Corp.	244,330	9,851,386
Middleby Corp. (The)(a)	24,290	4,208,485
Westinghouse Air Brake Technologies Corp.	204,500	16,830,350

		36,411,199

PROFESSIONAL SERVICES–3.3%
Leidos Holdings, Inc.	196,505	19,866,655
Robert Half International, Inc.	203,370	18,093,829

		37,960,484

ROAD & RAIL–2.3%
Kansas City Southern	34,740	9,844,274
Knight-Swift Transportation Holdings, Inc.	368,388	16,746,918

		26,591,192

TRADING COMPANIES & DISTRIBUTORS–0.9%
MSC Industrial Direct Co., Inc.–Class A	112,528	10,097,138

		223,993,193

FINANCIALS–18.5%
BANKS–7.0%
Citigroup, Inc.	254,930	18,036,297
JPMorgan Chase & Co.	132,920	20,674,377
Company	Shares	U.S. $ Value

Wells Fargo & Co.	898,031	$40,671,824

		79,382,498

CAPITAL MARKETS–3.7%
Goldman Sachs Group, Inc. (The)	67,030	25,439,896
Northern Trust Corp.	140,450	16,238,829

		41,678,725

CONSUMER FINANCE–0.5%
Capital One Financial Corp.	40,826	6,315,374

DIVERSIFIED FINANCIAL SERVICES–3.8%
Berkshire Hathaway, Inc.–Class B(a)	154,982	43,072,598

INSURANCE–3.5%
Aflac, Inc.	123,270	6,614,668
Allstate Corp. (The)	209,910	27,380,661
Fidelity National Financial, Inc.	141,770	6,161,324

		40,156,653

		210,605,848

CONSUMER DISCRETIONARY–15.5%
AUTO COMPONENTS–1.8%
BorgWarner, Inc.	208,300	10,110,882
Gentex Corp.	304,522	10,076,633

		20,187,515

DISTRIBUTORS–2.6%
LKQ Corp.(a)	603,670	29,712,637

HOUSEHOLD DURABLES–2.7%
DR Horton, Inc.	258,850	23,392,275
Garmin Ltd.	54,280	7,851,059

		31,243,334

INTERNET & DIRECT MARKETING RETAIL–1.4%
eBay, Inc.	221,740	15,568,365

MULTILINE RETAIL–3.7%
Dollar General Corp.	61,590	13,327,460
Target Corp.	120,870	29,219,114

		42,546,574

SPECIALTY RETAIL–2.1%
AutoZone, Inc.(a)	11,460	17,100,841
Murphy USA, Inc.	48,920	6,524,461

		23,625,302

TEXTILES, APPAREL & LUXURY GOODS–1.2%
Deckers Outdoor Corp.(a)	34,910	13,407,884

		176,291,611

3

GROWTH AND INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

HEALTH CARE–12.9%
BIOTECHNOLOGY–4.2%
Alexion Pharmaceuticals, Inc.(a)	120,780	$22,188,494
Amgen, Inc.	105,320	25,671,750

		47,860,244

HEALTH CARE PROVIDERS & SERVICES–5.1%
Anthem, Inc.	68,790	26,264,022
Cigna Corp.	109,851	26,042,376
Quest Diagnostics, Inc.	43,070	5,683,948

		57,990,346

LIFE SCIENCES TOOLS & SERVICES–0.3%
Bio-Rad Laboratories, Inc.–Class A(a)	4,481	2,887,064

PHARMACEUTICALS–3.3%
Pfizer, Inc.	428,176	16,767,372
Roche Holding AG (Sponsored ADR)	449,680	21,130,463

		37,897,835

		146,635,489

INFORMATION TECHNOLOGY–9.9%
COMMUNICATIONS EQUIPMENT–3.8%
Ciena Corp.(a)	175,617	9,990,851
Cisco Systems, Inc./ Delaware	341,190	18,083,070
F5 Networks, Inc.(a)	83,150	15,520,779

		43,594,700

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS–1.0%
Keysight Technologies, Inc.(a)	47,050	7,264,991
Littelfuse, Inc.	14,041	3,577,506

		10,842,497

IT SERVICES–4.3%
Cognizant Technology Solutions Corp.–Class A	159,070	11,017,188
FleetCor Technologies, Inc.(a)	66,132	16,933,760
Maximus, Inc.	240,315	21,140,511

		49,091,459

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–0.8%
MKS Instruments, Inc.	50,420	8,972,239

		112,500,895

Company	Shares	U.S. $ Value

COMMUNICATION SERVICES–6.6%
DIVERSIFIED TELECOMMUNICATION SERVICES–6.6%
Comcast Corp.–Class A	745,800	$42,525,516
Verizon Communications, Inc.	577,820	32,375,255

		74,900,771

CONSUMER STAPLES–5.5%
FOOD & STAPLES RETAILING–1.9%
Walmart, Inc.	154,727	21,819,601

TOBACCO–3.6%
Philip Morris International, Inc.	413,180	40,950,270

		62,769,871

ENERGY–3.2%
ENERGY EQUIPMENT & SERVICES–0.7%
Cactus, Inc.–Class A	99,197	3,642,514
Helmerich & Payne, Inc.(b)	125,989	4,111,021

		7,753,535

OIL, GAS & CONSUMABLE FUELS–2.5%
Chevron Corp.	54,090	5,665,387
ConocoPhillips	95,940	5,842,746
EOG Resources, Inc.	129,960	10,843,862
Phillips 66	72,510	6,222,808

		28,574,803

		36,328,338

REAL ESTATE–2.1%
REAL ESTATE MANAGEMENT & DEVELOPMENT–2.1%
CBRE Group, Inc.–Class A(a)	285,870	24,507,635

MATERIALS–1.7%
METALS & MINING–1.7%
BHP Group Ltd. (Sponsored ADR)(b)	138,570	10,092,053
Steel Dynamics, Inc.	146,640	8,739,744

		18,831,797

Total Common Stocks (cost $776,937,449)		1,087,365,448

4

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS–4.3%
INVESTMENT COMPANIES–4.3%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 0.01%(c)(d)(e) (cost $49,389,480)	49,389,480	$49,389,480

TOTAL INVESTMENTS BEFORE SECURITY LENDING COLLATERAL FOR SECURITIES LOANED–99.9% (cost $826,326,929)		1,136,754,928

Company	Shares	U.S. $ Value

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED–0.9%
INVESTMENT COMPANIES–0.9%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 0.01%(c)(d)(e) (cost $10,220,208)	10,220,208	$10,220,208

TOTAL INVESTMENTS–100.8% (cost $836,547,137)		1,146,975,136
Other assets less liabilities–(0.8)%		(8,888,974)

NET ASSETS–100.0%		$1,138,086,162

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	Affiliated investments.

(d)	The rate shown represents the 7-day yield as of period end.

(e)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Glossary:

ADR—American Depositary Receipt

See notes to financial statements.

5

GROWTH AND INCOME PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES

June 30, 2021 (unaudited)	AB Variable Products Series Fund

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $776,937,449)	$1,087,365,448	(a)
Affiliated issuers (cost $59,609,688—including investment of cash collateral for securities loaned of $10,220,208)	59,609,688
Receivable for investment securities sold	7,152,922
Unaffiliated dividends receivable	1,386,583
Receivable for capital stock sold	43,605
Affiliated dividends receivable	457

Total assets	1,155,558,703

LIABILITIES
Payable for collateral received on securities loaned	10,220,208
Payable for investment securities purchased	5,393,230
Payable for capital stock redeemed	769,413
Advisory fee payable	514,760
Distribution fee payable	200,410
Administrative fee payable	20,497
Transfer Agent fee payable	129
Accrued expenses and other liabilities	353,894

Total liabilities	17,472,541

NET ASSETS	$1,138,086,162

COMPOSITION OF NET ASSETS
Capital stock, at par	$33,360
Additional paid-in capital	768,229,026
Distributable earnings	369,823,776

NET ASSETS	$1,138,086,162

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$166,523,386	4,798,145	$34.71

B	$971,562,776	28,562,073	$34.02

(a)	Includes securities on loan with a value of $14,061,018 (see Note E).

See notes to financial statements.

6

GROWTH AND INCOME PORTFOLIO
STATEMENT OF OPERATIONS

Six Months Ended June 30, 2021 (unaudited)	AB Variable Products Series Fund

INVESTMENT INCOME
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $126,610)	$9,153,636
Affiliated issuers	3,194
Securities lending income	29,470

9,186,300

EXPENSES
Advisory fee (see Note B)	2,987,941
Distribution fee—Class B	1,162,710
Transfer agency—Class A	688
Transfer agency—Class B	4,098
Custody and accounting	81,306
Printing	58,004
Administrative	39,467
Legal	35,402
Audit and tax	20,515
Directors’ fees	16,580
Miscellaneous	17,219

Total expenses	4,423,930
Less: expenses waived and reimbursed by the Adviser (see Notes B & E)	(14,710)

Net expenses	4,409,220

Net investment income	4,777,080

REALIZED AND UNREALIZED GAIN ON INVESTMENT TRANSACTIONS
Net realized gain on investment transactions	87,518,614
Net change in unrealized appreciation/depreciation of investments	101,660,892

Net gain on investment transactions	189,179,506

Net Increase in Net Assets from Operations	$193,956,586

See notes to financial statements.

7

GROWTH AND INCOME PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS	AB Variable Products Series Fund

	Six Months Ended June 30, 2021 (unaudited)		Year Ended December 31, 2020
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$4,777,080		$12,028,926
Net realized gain (loss) on investment transactions	87,518,614		(36,028,265)
Net change in unrealized appreciation/depreciation of investments	101,660,892		38,846,348

Net increase in net assets from operations	193,956,586		14,847,009
Distributions to Shareholders
Class A	–0	–	(9,106,244)
Class B	–0	–	(53,075,328)
CAPITAL STOCK TRANSACTIONS
Net decrease	(67,854,503)		(19,049,810)

Total increase (decrease)	126,102,083		(66,384,373)
NET ASSETS
Beginning of period	1,011,984,079		1,078,368,452

End of period	$1,138,086,162		$1,011,984,079

See notes to financial statements.

8

GROWTH AND INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

June 30, 2021 (unaudited)	AB Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AB Growth and Income Portfolio (the “Portfolio”) is a series of AB Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland as an open-end series investment company. The Fund offers 11 separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The

9

GROWTH AND INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of June 30, 2021:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Common Stocks(a)	$1,087,365,448		$–0	–	$–0	–	$1,087,365,448
Short-Term Investments	49,389,480		–0	–	–0	–	49,389,480
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	10,220,208		–0	–	–0	–	10,220,208

Total Investments in Securities	1,146,975,136		–0	–	–0	–	1,146,975,136
Other Financial Instruments(b)	–0	–	–0	–	–0	–	–0	–

Total	$1,146,975,136		$–0	–	$–0	–	$1,146,975,136

(a)	See Portfolio of Investments for sector classifications.

(b)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

10

AB Variable Products Series Fund

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income. The Portfolio accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the six months ended June 30, 2021, the reimbursement for such services amounted to $39,467.

11

GROWTH AND INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $818 for the six months ended June 30, 2021.

The Portfolio may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2022. In connection with the investment by the Portfolio in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Portfolio in an amount equal to the Portfolio’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. For the six months ended June 30, 2021, such waiver amounted to $14,518.

A summary of the Portfolio’s transactions in AB mutual funds for the six months ended June 30, 2021 is as follows:

Portfolio	Market Value 12/31/20 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 6/30/21 (000)	Dividend Income (000)
Government Money Market Portfolio	$38,262	$206,669	$195,541	$49,390	$3
Government Money Market Portfolio*	13,101	31,253	34,134	10,220	1

Total				$59,610	$4

*	Investments of cash collateral for securities lending transactions (see Note E).

During the second quarter of 2018, AXA S.A. (“AXA”), a French holding company for the AXA Group, completed the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (now named Equitable Holdings, Inc.)(“Equitable”), through an initial public offering. Equitable is the holding company for a diverse group of financial services companies, including an approximate 65% economic interest in the Adviser and a 100% interest in AllianceBernstein Corporation, the general partner of the Adviser. Since the initial sale, AXA has completed additional offerings (and related transactions). As a result, as of May 20, 2021, AXA no longer owns shares of Equitable.

Sales that were completed on November 13, 2019 resulted in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and may have been deemed to have been an “assignment” causing a termination of the Portfolio’s investment advisory and administration agreements. In order to ensure that investment advisory and administration services could continue uninterrupted in the event of a Change of Control Event, the Board previously approved new investment advisory and administration agreements with the Adviser, and shareholders of the Portfolio subsequently approved the new investment advisory agreement. These agreements became effective on November 13, 2019.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

12

AB Variable Products Series Fund

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended June 30, 2021 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$242,126,593		$318,214,267
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$312,397,188
Gross unrealized depreciation	(1,969,189)

Net unrealized appreciation	$310,427,999

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Portfolio did not engage in derivatives transactions for the six months ended June 30, 2021.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Securities Lending

The Portfolio may enter into securities lending transactions. Under the Portfolio’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Portfolio cannot sell or repledge any non-cash collateral, such collateral will not be reflected in the portfolio of investments. If a loan is collateralized by cash, the Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If the Portfolio receives non-cash collateral, the Portfolio will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any dividend income or other distributions from the securities; however, these distributions will not be afforded the same preferential tax treatment as qualified dividends. The Portfolio will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. The collateral will be adjusted the next business day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and Government Money Market Portfolio are reflected in the statement of operations. When the Portfolio earns net securities lending income from Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral

13

GROWTH AND INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

investment by the Portfolio in Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Portfolio’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

A summary of the Portfolio’s transactions surrounding securities lending for the six months ended June 30, 2021 is as follows:

Market Value of Securities on Loan*	Cash Collateral*	Market Value of Non-Cash Collateral*	Income from Borrowers	Government Money Market Portfolio
				Income Earned	Advisory Fee Waived
$14,061,018	$10,220,208	$4,153,921	$28,807	$663	$192

*	As of June 30, 2021.

NOTE F: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES			AMOUNT
	Six Months Ended June 30, 2021 (unaudited)		Year Ended December 31, 2020	Six Months Ended June 30, 2021 (unaudited)		Year Ended December 31, 2020
Class A
Shares sold	287,953		711,385	$9,475,537		$18,355,193
Shares issued in reinvestment of dividends and distributions	–0	–	361,798	–0	–	9,106,244
Shares redeemed	(434,543)		(1,268,671)	(14,092,728)		(32,792,160)

Net decrease	(146,590)		(195,488)	$(4,617,191)		$(5,330,723)

Class B
Shares sold	1,150,581		2,404,541	$37,134,131		$60,446,536
Shares issued in reinvestment of dividends and distributions	–0	–	2,145,887	–0	–	53,075,328
Shares redeemed	(3,141,140)		(4,994,251)	(100,371,443)		(127,240,951)

Net decrease	(1,990,559)		(443,823)	$(63,237,312)		$(13,719,087)

At June 30, 2021, certain shareholders of the Portfolio owned 60% in aggregate of the Portfolio’s outstanding shares. Significant transactions by such shareholders, if any, may impact the Portfolio’s performance.

NOTE G: Risks Involved in Investing in the Portfolio

Market Risk—The value of the Portfolio’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market. It includes the risk that a particular style of investing, such as the Portfolio’s value approach, may be underperforming the market generally.

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small- and mid-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

14

AB Variable Products Series Fund

LIBOR Transition and Associated Risk—A Portfolio may invest in debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. The United Kingdom Financial Conduct Authority, which regulates LIBOR, will cease publishing certain LIBOR benchmarks at the end of 2021. Although certain LIBOR rates are intended to be published until June 2023, banks are strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. Although financial regulators and industry working groups have suggested alternative reference rates, such as the European Interbank Offer Rate, the Sterling Overnight Interbank Average Rate and the Secured Overnight Financing Rate, global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR is underway but remains incomplete. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Portfolio’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting a Portfolio’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Portfolio is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE H: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended June 30, 2021.

NOTE I: Distributions to Shareholders

The tax character of distributions to be paid for the year ending December 31, 2021 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended December 31, 2020 and December 31, 2019 were as follows:

	2020	2019
Distributions paid from:
Ordinary income	$17,089,865	$32,357,161
Net long-term capital gains	45,091,707	90,759,885

Total taxable distributions paid	$62,181,572	$123,117,046

15

GROWTH AND INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

As of December 31, 2020, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$7,412,106
Accumulated capital and other losses	(35,158,323	)(a)
Unrealized appreciation/(depreciation)	203,613,407	(b)

Total accumulated earnings/(deficit)	$175,867,190

(a)	As of December 31, 2020, the Portfolio had a net capital loss carryforward of $35,158,323.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of December 31, 2020, the Portfolio had a net short-term capital loss carryforward of $28,209,154 and a net long-term capital loss carryforward of $6,949,169, which may be carried forward for an indefinite period.

NOTE J: Recent Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2020-04, “Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” ASU 2020-04 provides optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates. ASU 2020-04 is effective as of March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.

NOTE K: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

16

GROWTH AND INCOME PORTFOLIO

FINANCIAL HIGHLIGHTS	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS A
Six Months Ended June 30, 2021 (unaudited)	Year Ended December 31,
2020	2019	2018	2017	2016
Net asset value, beginning of period	$28.97	$30.30	$27.78	$33.35	$31.21	$30.12

Income From Investment Operations
Net investment income (a)(b)	.18	.40	.43	.41	.31	.43	†
Net realized and unrealized gain (loss) on investment transactions	5.56	.13	5.84	(1.84)	5.21	2.84
Contributions from Affiliates	–0	–	–0	–	–0	–	–0	–	.00	(c)	–0	–

Net increase (decrease) in net asset value from operations	5.74	.53	6.27	(1.43)	5.52	3.27

Less: Dividends and Distributions
Dividends from net investment income	–0	–	(.42)	(.39)	(.34)	(.49)	(.32)
Distributions from net realized gain on investment transactions	–0	–	(1.44)	(3.36)	(3.80)	(2.89)	(1.86)

Total dividends and distributions	–0	–	(1.86)	(3.75)	(4.14)	(3.38)	(2.18)

Net asset value, end of period	$34.71	$28.97	$30.30	$27.78	$33.35	$31.21

Total Return
Total investment return based on net asset value (d)*	19.81%	2.72%	23.91%	(5.61)%	18.93%	11.30	%†

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$166,523	$143,269	$155,765	$133,188	$159,324	$155,924
Ratio to average net assets of:
Expenses, net of waivers/reimbursements (e)‡	.60	%^	.61%	.61%	.59%	.60%	.61%
Expenses, before waivers/reimbursements (e)‡	.60	%^	.62%	.62%	.60%	.60%	.61%
Net investment income (b)	1.09	%^	1.53%	1.43%	1.28%	.97%	1.46	%†
Portfolio turnover rate	23%	54%	66%	96%	85%	101%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.00	%^	.01%	.01%	.01%	.00%	.00%

See footnote summary on page 19.

17

GROWTH AND INCOME PORTFOLIO
FINANCIAL HIGHLIGHTS

(continued)	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS B
Six Months Ended June 30, 2021 (unaudited)	Year Ended December 31,
2020	2019	2018	2017	2016
Net asset value, beginning of period	$28.43	$29.76	$27.34	$32.88	$30.82	$29.78

Income From Investment Operations
Net investment income (a)(b)	.13	.33	.35	.33	.23	.36	†
Net realized and unrealized gain (loss) on investment transactions	5.46	.13	5.74	(1.81)	5.14	2.79
Contributions from Affiliates	–0	–	–0	–	–0	–	–0	–	.00	(c)	–0	–

Net increase (decrease) in net asset value from operations	5.59	.46	6.09	(1.48)	5.37	3.15

Less: Dividends and Distributions
Dividends from net investment income	–0	–	(.35)	(.31)	(.26)	(.42)	(.25)
Distributions from net realized gain on investment transactions	–0	–	(1.44)	(3.36)	(3.80)	(2.89)	(1.86)

Total dividends and distributions	–0	–	(1.79)	(3.67)	(4.06)	(3.31)	(2.11)

Net asset value, end of period	$34.02	$28.43	$29.76	$27.34	$32.88	$30.82

Total Return
Total investment return based on net asset value (d)*	19.66%	2.47%	23.61%	(5.84)%	18.59%	11.07	%†

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$971,563	$868,715	$922,603	$772,904	$906,790	$886,666
Ratio to average net assets of:
Expenses, net of waivers/reimbursements (e)‡	.85	%^	.86%	.86%	.84%	.85%	.86%
Expenses, before waivers/reimbursements (e)‡	.85	%^	.87%	.87%	.85%	.85%	.86%
Net investment income (b)	.84	%^	1.28%	1.18%	1.03%	.72%	1.21	%†
Portfolio turnover rate	23%	54%	66%	96%	85%	101%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.00	%^	.01%	.01%	.01%	.00%	.00%

See footnote summary on page 19.

18

AB Variable Products Series Fund

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	In connection with the Portfolio’s investments in affiliated underlying portfolios, the Portfolio incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Portfolio in an amount equal to the Portfolio’s pro rata share of certain acquired fund fees and expenses, and for the years ended December 31, 2020, December 31, 2019 and December 31, 2018, such waiver amounted to .01%, .01% and .01%, respectively.

†	For the year ended December 31, 2016, the amount includes a refund for overbilling of prior years’ custody out of pocket fees as follows:

Net Investment Income Per Share	Net Investment Income Ratio	Total Return
$.002	.01%	.01%

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the years ended December 31, 2019, December 31, 2018, December 31, 2017 and December 31, 2016 by .15%, .02%, .68% and .03%, respectively.

Includes the impact of a reimbursement from the Adviser as a result of an error made by the Adviser in processing a claim for class action settlement, which enhanced the Portfolio’s performance for the year ended December 31, 2017 by .01%.

^	Annualized.

See notes to financial statements.

19

GROWTH AND INCOME PORTFOLIO	AB Variable Products Series Fund

OPERATION AND EFFECTIVENESS OF THE PORTFOLIO’S LIQUIDITY RISK MANAGEMENT PROGRAM:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Portfolio to designate an Administrator of the Portfolio’s Liquidity Risk Management Program. The Administrator of the Portfolio’s LRMP is AllianceBernstein L.P., the Portfolio’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Portfolio’s Board of Directors (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Portfolio’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2021, which covered the period January 1, 2020 through December 31, 2020 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that the Portfolio will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Portfolio classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Portfolio’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Portfolio participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Portfolio is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Portfolio’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Portfolio’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Portfolio’s LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, beginning in March 2020, all financial markets experienced extreme levels of price volatility and relative illiquidity resulting from the COVID-19 impacts on the global economy. This extreme relative illiquidity resulted in significantly wider bid-ask spreads to transact in securities, including many of those securities held by the Portfolio, and in a diminished depth of liquidity in most markets, to varying degrees. Nonetheless, there were no liquidity events that impacted the Portfolio or its ability to timely meet redemptions during the Program Reporting Period.

20

GROWTH AND INCOME PORTFOLIO

CONTINUANCE DISCLOSURE	AB Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE FUND’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AB Variable Products Series Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Growth and Income Portfolio (the “Fund”) at a meeting held by video conference on May 3-5, 2021 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant at the request of the directors. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2019 and 2020 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous

21

GROWTH AND INCOME PORTFOLIO
CONTINUANCE DISCLOSURE

(continued)	AB Variable Products Series Fund

factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors noted that the Fund was not profitable to the Adviser in 2019 and concluded that the Adviser’s level of profitability from its relationship with the Fund in 2020 was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Fund’s Class B shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Fund’s recent profitability to the Adviser would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended February 28, 2021 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to those of the Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also compared the advisory fee rate for the Fund with that for another fund advised by the Adviser utilizing similar investment strategies.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

22

AB Variable Products Series Fund

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

23

VPS-GI-0152-0621

JUN    06.30.21

SEMI-ANNUAL REPORT

AB VARIABLE PRODUCTS SERIES FUND, INC.

+	INTERMEDIATE BOND PORTFOLIO

As of May 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Portfolio’s shareholder reports from the insurance company that offers your contract unless you specifically requested paper copies from the insurance company or from your financial intermediary. Instead of delivering paper copies of the reports, the insurance company may choose to make the reports available on a website, and will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

You may elect to receive all future reports in paper free of charge from the insurance company. You can inform the insurance company or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by the insurance company or by contacting your financial intermediary. Your election to receive reports in paper will apply to all portfolio companies available under your contract with the insurance company.

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

INTERMEDIATE BOND PORTFOLIO

EXPENSE EXAMPLE (unaudited)	AB Variable Products Series Fund

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees of other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees of other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value January 1, 2021	Ending Account Value June 30, 2021	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$988.20	$6.66	1.35%
Hypothetical (5% annual return before expenses)	$1,000	$1,018.10	$6.76	1.35%

Class B
Actual	$1,000	$986.20	$7.93	1.61%
Hypothetical (5% annual return before expenses)	$1,000	$1,016.81	$8.05	1.61%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

1

INTERMEDIATE BOND PORTFOLIO
TOP TEN SECTORS (including derivatives)[1]

June 30, 2021 (unaudited)	AB Variable Products Series Fund

Governments—Treasuries[2]	43.9%
Corporates—Investment Grade	23.3
Commercial Mortgage-Backed Securities	17.4
Mortgage Pass-Throughs	13.7
Collateralized Mortgage Obligations	10.6
Corporates—Non-Investment Grade	5.5
Inflation-Linked Securities	4.6
Asset-Backed Securities	4.4
Interest Rate Swaps[3]	3.1
Local Governments—US Municipal Bonds	1.8

SECTOR BREAKDOWN (excluding derivatives)4

June 30, 2021 (unaudited)

Corporates—Investment Grade	22.1%
Commercial Mortgage-Backed Securities	16.4
Mortgage Pass-Throughs	13.0
Collateralized Mortgage Obligations	10.1
Governments—Treasuries	8.2
Inflation-Linked Securities	4.4
Corporates—Non-Investment Grade	4.2
Asset-Backed Securities	4.2
Local Governments—US Municipal Bonds	1.7
Emerging Markets—Corporate Bonds	0.3
Quasi-Sovereigns	0.1
Short-Term Investments	15.3

1	All data are as of June 30, 2021. The Portfolio’s sectors include derivative exposure and are expressed as approximate percentages of the Portfolio’s total net assets, based on the Adviser’s internal classification. The percentages will vary over time.

2	Includes Treasury Futures.

3	Represents the exposure of the Portfolio’s fixed-rate payments on the Interest Rate Swaps. Interest Rate Swaps involve the exchange by a fund with another party of payments calculated by reference to specified interest rates (e.g., an exchange of floating-rate payments for fixed-rate payments).

4	All data are as of June 30, 2021. The Portfolio’s sector breakdown is expressed as a percentage of total investments and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

2

INTERMEDIATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS

June 30, 2021 (unaudited)	AB Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

CORPORATES– INVESTMENT GRADE–23.3%
INDUSTRIAL–13.1%
BASIC–0.6%
Alpek SAB de CV 4.25%, 09/18/2029(a)	U.S.$	200	$216,663
Suzano Austria GmbH 3.75%, 01/15/2031		17	17,765

			234,428

CAPITAL GOODS–0.4%
General Electric Co. 3.45%, 05/01/2027		107	117,707
Westinghouse Air Brake Technologies Corp. 3.20%, 06/15/2025		15	15,983

			133,690

COMMUNICATIONS– MEDIA–0.7%
Charter Communications Operating LLC/Charter Communications Operating Capital
4.20%, 03/15/2028		7	7,918
4.80%, 03/01/2050		15	17,282
5.125%, 07/01/2049		23	27,474
Comcast Corp. 4.15%, 10/15/2028		95	110,002
Discovery Communications LLC
4.65%, 05/15/2050		9	10,534
5.20%, 09/20/2047		15	18,685
5.30%, 05/15/2049		10	12,610
Fox Corp. 5.576%, 01/25/2049		43	58,067

			262,572

COMMUNICATIONS–TELECOMMUNICATIONS–0.3%
AT&T, Inc.
3.50%, 09/15/2053(a)		55	55,160
3.65%, 09/15/2059(a)		74	74,971

			130,131

CONSUMER CYCLICAL–AUTOMOTIVE–0.7%
General Motors Co.
6.125%, 10/01/2025		25	29,595
6.80%, 10/01/2027		34	42,803
General Motors Financial Co., Inc.
4.30%, 07/13/2025		30	33,165
5.25%, 03/01/2026		21	24,261
Harley-Davidson Financial Services, Inc. 3.35%, 06/08/2025(a)		128	136,926

			266,750

CONSUMER CYCLICAL– OTHER–0.4%
Las Vegas Sands Corp. 3.90%, 08/08/2029		85	90,569

	Principal Amount (000)		U.S. $ Value

Marriott International, Inc./MD Series EE 5.75%, 05/01/2025	U.S.$	12	$13,856
MDC Holdings, Inc. 6.00%, 01/15/2043		38	49,002

			153,427

CONSUMER CYCLICAL– RETAILERS–0.6%
Advance Auto Parts, Inc. 3.90%, 04/15/2030		88	98,394
Ross Stores, Inc. 4.70%, 04/15/2027		113	130,950

			229,344

CONSUMER NON- CYCLICAL–2.2%
Altria Group, Inc.
3.40%, 05/06/2030		85	90,063
4.80%, 02/14/2029		26	30,151
Anheuser-Busch InBev Worldwide, Inc. 5.55%, 01/23/2049		120	164,995
BAT Capital Corp.
2.259%, 03/25/2028		128	127,278
2.726%, 03/25/2031		50	49,249
4.70%, 04/02/2027		55	62,138
Cigna Corp. 4.375%, 10/15/2028		58	67,509
CVS Health Corp. 4.30%, 03/25/2028		8	9,190
Takeda Pharmaceutical Co., Ltd. 4.40%, 11/26/2023		200	217,108

			817,681

ENERGY–4.6%
BP Capital Markets America, Inc. 2.939%, 06/04/2051		129	123,714
Cenovus Energy, Inc.
4.25%, 04/15/2027		12	13,418
4.40%, 04/15/2029		132	149,528
5.375%, 07/15/2025		30	34,322
Chevron USA, Inc.
3.85%, 01/15/2028		30	34,201
5.25%, 11/15/2043		60	81,578
Devon Energy Corp. 5.60%, 07/15/2041		50	62,022
Enbridge Energy Partners LP 7.375%, 10/15/2045		70	110,480
Energy Transfer LP
4.75%, 01/15/2026		175	197,003
6.25%, 04/15/2049		14	18,410
Enterprise Products Operating LLC 3.70%, 02/15/2026		161	178,322
Marathon Oil Corp. 6.80%, 03/15/2032		100	131,343

3

INTERMEDIATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

Marathon Petroleum Corp.
5.125%, 12/15/2026	U.S.$	30	$35,318
6.50%, 03/01/2041		18	25,022
ONEOK, Inc.
4.00%, 07/13/2027		87	96,140
4.35%, 03/15/2029		57	64,359
5.20%, 07/15/2048		5	6,133
6.35%, 01/15/2031		23	29,747
Plains All American Pipeline LP/PAA Finance Corp.
3.55%, 12/15/2029		8	8,437
4.50%, 12/15/2026		25	28,087
4.65%, 10/15/2025		57	63,779
Suncor Energy, Inc. 6.80%, 05/15/2038		59	84,781
TransCanada PipeLines Ltd. 6.10%, 06/01/2040		91	125,144

			1,701,288

SERVICES–0.4%
Booking Holdings, Inc. 4.625%, 04/13/2030		104	124,411
IHS Markit Ltd.
4.25%, 05/01/2029		19	21,967
4.75%, 08/01/2028		7	8,245

			154,623

TECHNOLOGY–1.9%
Broadcom, Inc.
4.11%, 09/15/2028		72	80,945
4.15%, 11/15/2030		126	141,393
5.00%, 04/15/2030		46	54,372
Dell International LLC/EMC Corp. 6.02%, 06/15/2026		78	93,549
Infor, Inc. 1.75%, 07/15/2025(a)		34	34,715
Micron Technology, Inc. 4.185%, 02/15/2027		111	125,339
Oracle Corp.
2.875%, 03/25/2031		57	59,353
3.95%, 03/25/2051		68	74,304
VeriSign, Inc. 2.70%, 06/15/2031		33	33,490

			697,460

TRANSPORTATION– AIRLINES–0.3%
Delta Air Lines, Inc./SkyMiles IP Ltd.
4.50%, 10/20/2025(a)		39	42,304
4.75%, 10/20/2028(a)		46	51,192

			93,496

			4,874,890

	Principal Amount (000)		U.S. $ Value

FINANCIAL INSTITUTIONS–10.2%
BANKING–7.2%
American Express Co.
Series B
3.584% (LIBOR 3 Month + 3.43%), 08/15/2021(b)(c)	U.S.$	8	$8,020
Series C
3.404% (LIBOR 3 Month + 3.29%), 09/15/2021(b)(c)		32	32,087
Banco de Credito del Peru 3.125%, 07/01/2030(a)		87	86,099
Banco Santander SA
2.749%, 12/03/2030		200	198,218
3.49%, 05/28/2030		200	215,942
Bank of America Corp.
2.687%, 04/22/2032		56	57,684
Series DD
6.30%, 03/10/2026(b)		27	31,371
Series L
3.95%, 04/21/2025		124	136,161
Series Z
6.50%, 10/23/2024(b)		41	46,353
Bank of New York Mellon Corp. (The) Series G 4.70%, 09/20/2025(b)		17	18,697
Barclays Bank PLC 6.86%, 06/15/2032(a)(b)		29	39,371
BNP Paribas SA 2.871%, 04/19/2032(a)		200	205,188
Capital One Financial Corp. Series E 3.935% (LIBOR 3 Month + 3.80%), 09/01/2021(b)(c)		83	83,184
CIT Group, Inc. 5.25%, 03/07/2025		56	63,025
Citigroup, Inc.
3.98%, 03/20/2030		37	41,988
4.075%, 04/23/2029		52	59,028
5.95%, 01/30/2023(b)		55	57,891
Series W
4.00%, 12/10/2025(b)		37	38,241
Credit Suisse Group AG 3.80%, 06/09/2023		265	280,645
Fifth Third Bancorp Series L 4.50%, 09/30/2025 (b)		24	26,048
Goldman Sachs Group, Inc. (The) 2.615%, 04/22/2032		78	79,771
HSBC Holdings PLC 4.25%, 08/18/2025		203	224,575
JPMorgan Chase & Co.
2.58%, 04/22/2032		116	119,177

4

AB Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

Series I
3.656% (LIBOR 3 Month + 3.47%), 07/30/2021(b)(c)	U.S.$	36	$36,078
Series V
3.465% (LIBOR 3 Month + 3.32%), 10/01/2021(b)(c)		18	18,007
Series Z
3.976% (LIBOR 3 Month + 3.80%), 08/01/2021(b)(c)		51	51,140
Morgan Stanley Series H 3.794% (LIBOR 3 Month + 3.61%), 10/15/2021(b)(c)		10	10,041
Santander Holdings USA, Inc. 4.40%, 07/13/2027		41	45,998
Standard Chartered PLC 1.696% (LIBOR 3 Month + 1.51%), 01/30/2027(a)(b)(c)		100	96,332
Truist Financial Corp. Series Q 5.10%, 03/01/2030(b)		81	91,357
US Bancorp Series J 5.30%, 04/15/2027(b)		63	71,347
Wells Fargo & Co.
2.188%, 04/30/2026		62	64,368
Series BB
3.90%, 03/15/2026(b)		33	34,118

			2,667,550

BROKERAGE–0.3%
Charles Schwab Corp. (The)
Series G
5.375%, 06/01/2025(b)		44	48,738
Series I
4.00%, 06/01/2026(b)		72	75,089

			123,827

FINANCE–1.9%
Air Lease Corp.
2.875%, 01/15/2026		15	15,776
3.625%, 04/01/2027		8	8,612
4.25%, 02/01/2024		17	18,414
Aircastle Ltd.
2.85%, 01/26/2028(a)		88	88,517
4.125%, 05/01/2024		18	19,220
4.25%, 06/15/2026		7	7,598
4.40%, 09/25/2023		41	43,906
5.00%, 04/01/2023		4	4,279
5.25%, 08/11/2025(a)		47	52,789
Aviation Capital Group LLC
1.95%, 01/30/2026(a)		46	45,999
2.875%, 01/20/2022(a)		10	10,103
3.50%, 11/01/2027(a)		17	17,853
3.875%, 05/01/2023(a)		38	39,797
4.125%, 08/01/2025(a)		2	2,159

	Principal Amount (000)		U.S. $ Value

4.375%, 01/30/2024(a)	U.S.$	14	$15,022
4.875%, 10/01/2025(a)		20	22,157
5.50%, 12/15/2024(a)		46	52,042
GE Capital European Funding Unlimited Co. 4.625%, 02/22/2027	EUR	50	73,520
Synchrony Financial 4.50%, 07/23/2025	U.S.$	147	164,609

			702,372

INSURANCE–0.6%
Alleghany Corp. 3.625%, 05/15/2030		95	104,823
Centene Corp.
4.25%, 12/15/2027		14	14,769
4.625%, 12/15/2029		16	17,613
Nationwide Mutual Insurance Co. 9.375%, 08/15/2039(a)		35	60,631
Voya Financial, Inc. 5.65%, 05/15/2053		31	33,189

			231,025

REITS–0.2%
Host Hotels & Resorts LP Series D 3.75%, 10/15/2023		6	6,323
Vornado Realty LP 3.40%, 06/01/2031		48	49,495

			55,818

			3,780,592

Total Corporates–Investment Grade (cost $8,128,136)			8,655,482

COMMERCIAL MORTGAGE-BACKED SECURITIES–17.2%
NON-AGENCY FIXED RATE CMBS–13.2%
BAMLL Commercial Mortgage Securities Trust Series 2013-WBRK, Class D 3.652%, 03/10/2037(a)		110	100,719
Banc of America Commercial Mortgage Trust Series 2015-UBS7, Class AS 3.989%, 09/15/2048		100	109,183
CCUBS Commercial Mortgage Trust Series 2017-C1, Class A4 3.544%, 11/15/2050		155	171,621
CFCRE Commercial Mortgage Trust
Series 2016-C4, Class A4
3.283%, 05/10/2058		115	123,950
Series 2016-C4, Class AM
3.691%, 05/10/2058		45	48,493

5

INTERMEDIATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

CGRBS Commercial Mortgage Trust Series 2013-VN05, Class A 3.369%, 03/13/2035(a)	U.S.$	260	$269,340
Citigroup Commercial Mortgage Trust
Series 2015-GC27, Class A5 3.137%, 02/10/2048		144	153,275
Series 2015-GC35, Class A4 3.818%, 11/10/2048		55	60,686
Series 2016-C1, Class A4 3.209%, 05/10/2049		192	207,490
Series 2016-GC36, Class A5 3.616%, 02/10/2049		65	71,269
Commercial Mortgage Trust
Series 2013-SFS, Class A1 1.873%, 04/12/2035(a)		27	27,338
Series 2014-UBS3, Class A4 3.819%, 06/10/2047		130	140,291
Series 2014-UBS5, Class A4 3.838%, 09/10/2047		130	140,957
Series 2014-UBS6, Class AM 4.048%, 12/10/2047		45	48,501
Series 2015-CR24, Class A5 3.696%, 08/10/2048		65	71,099
Series 2015-DC1, Class A5 3.35%, 02/10/2048		80	85,770
CSAIL Commercial Mortgage Trust
Series 2015-C2, Class A4 3.504%, 06/15/2057		100	107,997
Series 2015-C3, Class A4 3.718%, 08/15/2048		117	127,221
Series 2015-C4, Class A4 3.808%, 11/15/2048		215	236,795
GS Mortgage Securities Trust
Series 2013-G1, Class A2 3.557%, 04/10/2031(a)		136	136,320
Series 2014-GC22, Class A5 3.862%, 06/10/2047		77	83,105
Series 2015-GC28, Class A5 3.396%, 02/10/2048		95	102,341
Series 2018-GS9, Class A4 3.992%, 03/10/2051		75	85,477
GSF
Series 2021-1, Class A1 1.433%, 08/15/2026(d)(e)		19	18,939
Series 2021-1, Class A2 2.435%, 08/15/2026(d)(e)		21	21,421
Series 2021-1, Class AS 2.638%, 08/15/2026(d)(e)		4	4,089

	Principal Amount (000)		U.S. $ Value

JPMBB Commercial Mortgage Securities Trust
Series 2014-C21, Class A5 3.775%, 08/15/2047	U.S.$	100	$108,079
Series 2014-C22, Class XA 0.979%, 09/15/2047(f)		2,481	54,701
Series 2014-C24, Class C 4.55%, 11/15/2047		110	107,448
Series 2015-C30, Class A5 3.822%, 07/15/2048		65	71,417
Series 2015-C31, Class A3 3.801%, 08/15/2048		195	212,934
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2012-C6, Class D 5.313%, 05/15/2045		110	104,403
Series 2012-C6, Class E 5.313%, 05/15/2045(a)		132	92,920
LB-UBS Commercial Mortgage Trust Series 2006-C6, Class AJ 5.452%, 09/15/2039		24	12,628
LSTAR Commercial Mortgage Trust Series 2016-4, Class A2 2.579%, 03/10/2049(a)		139	140,369
Morgan Stanley Capital I Trust Series 2016-UB12, Class A4 3.596%, 12/15/2049		100	109,795
UBS Commercial Mortgage Trust
Series 2018-C8, Class A4 3.983%, 02/15/2051		100	113,180
Series 2018-C9, Class A4 4.117%, 03/15/2051		125	141,317
Series 2018-C10, Class A4 4.313%, 05/15/2051		125	143,480
UBS-Barclays Commercial Mortgage Trust Series 2012-C4, Class A5 2.85%, 12/10/2045		112	114,831
Wells Fargo Commercial Mortgage Trust
Series 2015-SG1, Class A4 3.789%, 09/15/2048		95	102,363
Series 2016-C35, Class XA 2.077%, 07/15/2048(f)		875	67,472
Series 2016-LC25, Class C 4.563%, 12/15/2059		85	90,945
Series 2016-NXS6, Class C 4.459%, 11/15/2049		100	107,770
WF-RBS Commercial Mortgage Trust
Series 2013-C11, Class XA 1.281%, 03/15/2045(a)(f)		1,016	14,186
Series 2014-C19, Class A5 4.101%, 03/15/2047		130	140,415
Series 2014-C24, Class AS 3.931%, 11/15/2047		110	116,165

			4,920,505

6

AB Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

NON-AGENCY FLOATING RATE CMBS–4.0%
Ashford Hospitality Trust Series 2018-KEYS, Class A 1.073% (LIBOR 1 Month + 1.00%), 06/15/2035(a)(c)	U.S.$	100	$100,078
Atrium Hotel Portfolio Trust Series 2018-ATRM, Class A 1.023% (LIBOR 1 Month + 0.95%), 06/15/2035(a)(c)		100	99,998
BAMLL Commercial Mortgage Securities Trust Series 2017-SCH, Class AF 1.073% (LIBOR 1 Month + 1.00%), 11/15/2033(a)(c)		185	181,003
BBCMS Mortgage Trust Series 2020-BID, Class A 2.213% (LIBOR 1 Month + 2.14%), 10/15/2037(a)(c)		71	71,664
Beneria Cowen & Pritzer Collateral Funding Corp. Series 2021-330N, Class A 0.899% (LIBOR 1 Month + 0.80%), 06/15/2038(a)(c)		21	20,851
BFLD Trust Series 2021-FPM, Class A 1.70% (LIBOR 1 Month + 1.60%), 06/15/2038(a)(c)		113	113,101
BHMS Series 2018-ATLS, Class A 1.323% (LIBOR 1 Month + 1.25%), 07/15/2035(a)(c)		81	81,099
BX Trust Series 2018-EXCL, Class A 1.161% (LIBOR 1 Month + 1.09%), 09/15/2037(a)(c)		79	77,814
CLNY Trust Series 2019-IKPR, Class D 2.098% (LIBOR 1 Month + 2.03%), 11/15/2038(a)(c)		65	64,714
DBWF Mortgage Trust Series 2018-GLKS, Class A 1.123% (LIBOR 1 Month + 1.03%), 12/19/2030(a)(c)		100	100,137
Federal Home Loan Mortgage Corp. Series 2021-MN1, Class M1 2.018% (SOFR + 2.00%), 01/25/2051(a)(c)		19	18,806
Great Wolf Trust Series 2019-WOLF, Class A 1.107% (LIBOR 1 Month + 1.03%), 12/15/2036(a)(c)		111	111,069

	Principal Amount (000)		U.S. $ Value

GS Mortgage Securities Corp. Trust
Series 2019-BOCA, Class A 1.273% (LIBOR 1 Month + 1.20%), 06/15/2038(a)(c)	U.S.$	115	$115,214
Series 2019-SMP, Class A 1.223% (LIBOR 1 Month + 1.15%), 08/15/2032(a)(c)		100	100,063
Invitation Homes Trust Series 2018-SFR2, Class C 1.353% (LIBOR 1 Month + 1.28%), 06/17/2037(a)(c)		100	100,144
Starwood Retail Property Trust Series 2014-STAR, Class A 1.543% (LIBOR 1 Month + 1.47%), 11/15/2027(a)(c)		174	129,858

			1,485,613

Total Commercial Mortgage-Backed Securities (cost $6,300,625)			6,406,118

MORTGAGE PASS-THROUGHS –13.7%
AGENCY FIXED RATE 30-YEAR –11.9%
Federal Home Loan Mortgage Corp.
Series 2019 3.50%, 10/01/2049-11/01/2049		175	186,581
Series 2020 3.50%, 01/01/2050		86	92,515
Federal Home Loan Mortgage Corp. Gold
Series 2005 5.50%, 01/01/2035		41	47,391
Series 2007 5.50%, 07/01/2035		13	15,460
Series 2016 4.00%, 02/01/2046		113	123,837
Series 2017 4.00%, 07/01/2044		84	91,831
Series 2018 4.50%, 10/01/2048-11/01/2048		170	185,076
5.00%, 11/01/2048		45	49,430
Federal National Mortgage Association
Series 2003 5.50%, 04/01/2033-07/01/2033		40	45,830
Series 2004 5.50%, 04/01/2034-11/01/2034		36	40,843
Series 2005 5.50%, 02/01/2035		41	47,190

7

INTERMEDIATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

	Principal Amount (000)			U.S. $ Value

Series 2010 4.00%, 12/01/2040	U.S.$	52		$56,758
Series 2012 3.50%, 02/01/2042-01/01/2043		158		171,325
Series 2013 3.50%, 04/01/2043		78		84,047
4.00%, 10/01/2043		203		221,277
Series 2018 3.50%, 04/01/2048-05/01/2048		621		663,094
4.50%, 09/01/2048		146		158,678
Series 2019 3.50%, 09/01/2049-11/01/2049		298		317,581
Series 2020 3.50%, 01/01/2050		79		84,731
Government National Mortgage Association
Series 1994 9.00%, 09/15/2024		0	**	217
Series 2016 3.00%, 04/20/2046		97		101,997
Uniform Mortgage-Backed Security
Series 2021 2.00%, 07/01/2051, TBA		415		419,539
2.50%, 07/01/2051, TBA		1,162		1,202,489

				4,407,717

AGENCY FIXED RATE 15-YEAR–1.8%
Federal National Mortgage Association Series 2016 2.50%, 07/01/2031-01/01/2032		651		680,845

Total Mortgage Pass-Throughs (cost $4,914,789)				5,088,562

COLLATERALIZED MORTGAGE OBLIGATIONS–10.6%
RISK SHARE FLOATING RATE –8.2%
Bellemeade Re Ltd.
Series 2018-3A, Class M1B 1.942% (LIBOR 1 Month + 1.85%), 10/25/2028(a)(c)		82		82,075
Series 2019-4A, Class M1B 2.092% (LIBOR 1 Month + 2.00%), 10/25/2029(a)(c)		150		150,094
Series 2020-4A, Class M2A 2.692% (LIBOR 1 Month + 2.60%), 06/25/2030(a)(c)		114		113,966
Connecticut Avenue Securities Trust
Series 2018-R07, Class 1M2 2.492% (LIBOR 1 Month + 2.40%), 04/25/2031(a)(c)		18		17,672

	Principal Amount (000)		U.S. $ Value

Series 2019-HRP1, Class M2 2.242% (LIBOR 1 Month + 2.15%), 11/25/2039(a)(c)	U.S.$	80	$79,257
Series 2019-R02, Class 1M2 2.392% (LIBOR 1 Month + 2.30%), 08/25/2031(a)(c)		22	22,098
Series 2019-R03, Class 1M2 2.242% (LIBOR 1 Month + 2.15%), 09/25/2031(a)(c)		36	35,773
Series 2019-R04, Class 2M2 2.192% (LIBOR 1 Month + 2.10%), 06/25/2039(a)(c)		32	31,858
Series 2019-R05, Class 1M2 2.092% (LIBOR 1 Month + 2.00%), 07/25/2039(a)(c)		26	26,317
Series 2019-R06, Class 2M2 2.192% (LIBOR 1 Month + 2.10%), 09/25/2039(a)(c)		47	46,868
Series 2019-R07, Class 1M2 2.192% (LIBOR 1 Month + 2.10%), 10/25/2039(a)(c)		49	49,132
Series 2020-R01, Class 1M2 2.142% (LIBOR 1 Month + 2.05%), 01/25/2040(a)(c)		102	102,347
Series 2020-R02, Class 2M2 2.092% (LIBOR 1 Month + 2.00%), 01/25/2040(a)(c)		87	87,646
Eagle Re Ltd.
Series 2020-1, Class M1A 0.992% (LIBOR 1 Month + 0.90%), 01/25/2030(a)(c)		150	149,637
Series 2020-2, Class M1B 4.092% (LIBOR 1 Month + 4.00%), 10/25/2030(a)(c)		150	150,930
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes
Series 2019-DNA3, Class M2 2.142% (LIBOR 1 Month + 2.05%), 07/25/2049(a)(c)		75	75,480
Series 2019-DNA4, Class M2 2.042% (LIBOR 1 Month + 1.95%), 10/25/2049(a)(c)		54	54,204
Series 2019-FTR2, Class M2 2.242% (LIBOR 1 Month + 2.15%), 11/25/2048(a)(c)		115	114,892

8

AB Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

Series 2019-HQA1, Class M2 2.442% (LIBOR 1 Month + 2.35%), 02/25/2049(a)(c)	U.S.$	65	$65,824
Series 2020-DNA1, Class M2 1.792% (LIBOR 1 Month + 1.70%), 01/25/2050(a)(c)		79	79,725
Series 2020-DNA5, Class M2 2.818% (SOFR + 2.80%), 10/25/2050(a)(c)		70	71,047
Series 2021-DNA3, Class B1 3.518% (SOFR + 3.50%), 10/25/2033(a)(c)		71	73,475
Federal National Mortgage Association Connecticut Avenue Securities
Series 2014-C04, Class 1M2 4.992% (LIBOR 1 Month + 4.90%), 11/25/2024(c)		44	45,635
Series 2014-C04, Class 2M2 5.092% (LIBOR 1 Month + 5.00%), 11/25/2024(c)		12	12,478
Series 2015-C01, Class 2M2 4.642% (LIBOR 1 Month + 4.55%), 02/25/2025(c)		2	2,470
Series 2015-C02, Class 1M2 4.092% (LIBOR 1 Month + 4.00%), 05/25/2025(c)		33	34,108
Series 2015-C02, Class 2M2 4.092% (LIBOR 1 Month + 4.00%), 05/25/2025(c)		13	13,306
Series 2015-C03, Class 1M2 5.092% (LIBOR 1 Month + 5.00%), 07/25/2025(c)		36	37,054
Series 2015-C03, Class 2M2 5.092% (LIBOR 1 Month + 5.00%), 07/25/2025(c)		13	12,689
Series 2015-C04, Class 1M2 5.792% (LIBOR 1 Month + 5.70%), 04/25/2028(c)		66	69,680
Series 2016-C01, Class 1M2 6.842% (LIBOR 1 Month + 6.75%), 08/25/2028(c)		78	83,451
Series 2016-C02, Class 1M2 6.092% (LIBOR 1 Month + 6.00%), 09/25/2028(c)		59	62,185

	Principal Amount (000)		U.S. $ Value

Series 2016-C03, Class 2M2 5.992% (LIBOR 1 Month + 5.90%), 10/25/2028(c)	U.S.$	45	$47,334
Series 2016-C05, Class 2M2 4.542% (LIBOR 1 Month + 4.45%), 01/25/2029(c)		51	53,049
Series 2016-C06, Class 1M2 4.342% (LIBOR 1 Month + 4.25%), 04/25/2029(c)		89	92,016
Series 2017-C01, Class 1M2 3.642% (LIBOR 1 Month + 3.55%), 07/25/2029(c)		68	71,107
Series 2017-C02, Class 2M2C 3.742% (LIBOR 1 Month + 3.65%), 09/25/2029(c)		68	70,381
Series 2017-C04, Class 2M2 2.942% (LIBOR 1 Month + 2.85%), 11/25/2029(c)		38	39,123
PMT Credit Risk Transfer Trust
Series 2019-1R, Class A 2.096% (LIBOR 1 Month + 2.00%), 03/27/2024(a)(c)		41	41,011
Series 2019-2R, Class A 2.846% (LIBOR 1 Month + 2.75%), 05/27/2023(a)(c)		60	59,522
Series 2019-3R, Class A 2.796% (LIBOR 1 Month + 2.70%), 10/27/2022(a)(c)		32	32,274
Radnor Re Ltd.
Series 2020-1, Class M1A 1.042% (LIBOR 1 Month + 0.95%), 01/25/2030(a)(c)		150	150,016
Series 2020-1, Class M2A 2.092% (LIBOR 1 Month + 2.00%), 01/25/2030(a)(c)		150	147,411
STACR Trust Series 2018-DNA3, Class M2 2.192% (LIBOR 1 Month + 2.10%), 09/25/2048(a)(c)		31	30,979
Triangle Re Ltd. Series 2020-1, Class M1B 3.992% (LIBOR 1 Month + 3.90%), 10/25/2030(a)(c)		150	150,750
Wells Fargo Credit Risk Transfer Securities Trust
Series 2015-WF1, Class 1M2 5.342% (LIBOR 1 Month + 5.25%), 11/25/2025(c)(e)		19	18,692

9

INTERMEDIATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

Series 2015-WF1, Class 2M2 5.592% (LIBOR 1 Month + 5.50%), 11/25/2025(c)(e)	U.S.$	8	$7,811

			3,064,849

AGENCY FLOATING RATE–1.1%
Federal Home Loan Mortgage Corp. REMICs Series 4981, Class HS 6.009% (6.10%–LIBOR 1 Month), 06/25/2050(c)(g)		368	65,606
Federal National Mortgage Association REMICs
Series 2011-131, Class ST 6.449% (6.54%–LIBOR 1 Month), 12/25/2041(c)(g)		97	20,571
Series 2015-90, Class SL 6.059% (6.15%–LIBOR 1 Month), 12/25/2045(c)(g)		193	39,741
Series 2016-77, Class DS 5.909% (6.00%–LIBOR 1 Month), 10/25/2046(c)(g)		159	31,342
Series 2017-26, Class TS 5.859% (5.95%–LIBOR 1 Month), 04/25/2047(c)(g)		192	46,561
Series 2017-62, Class AS 6.059% (6.15%–LIBOR 1 Month), 08/25/2047(c)(g)		180	37,417
Series 2017-81, Class SA 6.109% (6.20%–LIBOR 1 Month), 10/25/2047(c)(g)		194	45,955
Series 2017-97, Class LS 6.109% (6.20%–LIBOR 1 Month), 12/25/2047(c)(g)		211	53,306
Government National Mortgage Association
Series 2017-134, Class SE 6.107% (6.20%–LIBOR 1 Month), 09/20/2047(c)(g)		128	25,105
Series 2017-65, Class ST 6.057% (6.15%–LIBOR 1 Month), 04/20/2047(c)(g)		178	39,065

			404,669

NON-AGENCY FIXED RATE–0.6%
Alternative Loan Trust
Series 2005-20CB, Class 3A6 5.50%, 07/25/2035		11	9,605

	Principal Amount (000)		U.S. $ Value

Series 2006-24CB, Class A16 5.75%, 08/25/2036	U.S.$	50	$38,776
Series 2006-28CB, Class A14 6.25%, 10/25/2036		36	27,186
Series 2006-J1, Class 1A13 5.50%, 02/25/2036		23	20,624
Chase Mortgage Finance Trust Series 2007-S5, Class 1A17 6.00%, 07/25/2037		17	11,654
Countrywide Home Loan Mortgage Pass-Through Trust
Series 2006-10, Class 1A8 6.00%, 05/25/2036		22	15,758
Series 2006-13, Class 1A19 6.25%, 09/25/2036		12	7,584
First Horizon Alternative Mortgage Securities Trust Series 2006-FA3, Class A9 6.00%, 07/25/2036		37	25,119
JPMorgan Alternative Loan Trust Series 2006-A3, Class 2A1 3.192%, 07/25/2036		73	62,496

			218,802

AGENCY FIXED RATE–0.5%
Federal Home Loan Mortgage Corp. REMICs
Series 5015, Class BI 4.00%, 09/25/2050(f)		208	36,283
Series 5049, Class CI 3.50%, 12/25/2050(f)		223	31,061
Federal National Mortgage Association Grantor Trust Series 2004-T5, Class AB4 0.632%, 05/28/2035		50	48,377
Federal National Mortgage Association REMICs Series 2020-89, Class KI 4.00%, 12/25/2050(f)		443	70,283

			186,004

NON-AGENCY FLOATING RATE–0.2%
Deutsche Alt-A Securities Mortgage Loan Trust Series 2006-AR4, Class A2 0.472% (LIBOR 1 Month + 0.38%), 12/25/2036(c)		101	47,751
HomeBanc Mortgage Trust Series 2005-1, Class A1 0.592% (LIBOR 1 Month + 0.50%), 03/25/2035(c)		24	21,569

			69,320

Total Collateralized Mortgage Obligations (cost $3,993,200)			3,943,644

10

AB Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

GOVERNMENTS– TREASURIES–8.6%
MALAYSIA–0.3%
Malaysia Government Bond Series 117 3.882%, 03/10/2022	MYR	474	$115,802

UNITED STATES–8.3%
U.S. Treasury Bonds
1.875%, 02/15/2051	U.S.$	1,384	1,322,007
5.375%, 02/15/2031		175	237,673
U.S. Treasury Notes
0.875%, 11/15/2030(h)		579	550,750
1.125%, 02/15/2031		213	207,237
1.625%, 05/15/2026		756	783,581

			3,101,248

Total Governments–Treasuries (cost $3,141,073)			3,217,050

INFLATION-LINKED SECURITIES–4.6%
CANADA–0.6%
Canadian Government Real Return Bond 1.50%, 12/01/2044	CAD	203	214,593

UNITED STATES–4.0%
U.S. Treasury Inflation Index
0.125%, 01/15/2031(TIPS)	U.S.$	82	90,381
0.25%, 01/15/2025(TIPS)		1,189	1,287,061
0.75%, 07/15/2028(TIPS)		96	109,903

			1,487,345

Total Inflation-Linked Securities (cost $1,672,090)			1,701,938

CORPORATES– NON-INVESTMENT GRADE–4.5%
INDUSTRIAL–3.1%
BASIC–0.3%
Ingevity Corp. 3.875%, 11/01/2028(a)		65	64,863
Sealed Air Corp. 4.00%, 12/01/2027(a)		47	49,985

			114,848

CAPITAL GOODS–0.3%
GFL Environmental, Inc. 3.50%, 09/01/2028(a)		62	62,002
TransDigm, Inc. 6.25%, 03/15/2026(a)		50	52,740

			114,742

COMMUNICATIONS– MEDIA– 0.8%
Cable One, Inc. 4.00%, 11/15/2030(a)		37	37,160

	Principal Amount (000)		U.S. $ Value

CCO Holdings LLC/CCO Holdings Capital Corp. 4.50%, 08/15/2030-06/01/2033(a)	U.S.$	75	$77,003
CSC Holdings LLC 6.75%, 11/15/2021		30	30,600
Netflix, Inc. 5.875%, 11/15/2028		83	101,962
Sirius XM Radio, Inc. 4.00%, 07/15/2028(a)		57	58,810

			305,535

COMMUNICATIONS– TELECOMMUNICATIONS–0.4%
Lumen Technologies, Inc. 4.50%, 01/15/2029(a)		60	58,432
T-Mobile USA, Inc.
2.625%, 04/15/2026-02/15/2029		27	27,261
2.875%, 02/15/2031		41	40,661
3.375%, 04/15/2029		7	7,239

			133,593

CONSUMER CYCLICAL– AUTOMOTIVE–0.2%
Allison Transmission, Inc. 3.75%, 01/30/2031(a)		61	59,856

CONSUMER CYCLICAL– ENTERTAINMENT–0.5%
Mattel, Inc.
3.375%, 04/01/2026(a)		32	33,174
3.75%, 04/01/2029(a)		32	33,269
Royal Caribbean Cruises Ltd.
10.875%, 06/01/2023(a)		43	49,027
11.50%, 06/01/2025(a)		73	84,220

			199,690

CONSUMER CYCLICAL– RESTAURANTS–0.2%
1011778 BC ULC/New Red Finance, Inc. 3.50%, 02/15/2029(a)		77	76,109

CONSUMER CYCLICAL– RETAILERS–0.1%
Levi Strauss & Co. 3.50%, 03/01/2031(a)		42	41,860

CONSUMER NON-CYCLICAL–0.2%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC 3.50%, 03/15/2029(a)		41	40,513
Newell Brands, Inc.
4.70%, 04/01/2026		33	36,792
4.875%, 06/01/2025		8	8,864
Spectrum Brands, Inc. 5.75%, 07/15/2025		5	5,128

			91,297

11

INTERMEDIATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

ENERGY–0.1%
Transocean Poseidon Ltd. 6.875%, 02/01/2027(a)	U.S.$	33	$33,164

			1,170,694

FINANCIAL INSTITUTIONS–1.2%
BANKING–1.0%
Credit Suisse Group AG 7.50%, 07/17/2023(a)(b)		200	217,132
Discover Financial Services Series D 6.125%, 06/23/2025(b)		127	142,528

			359,660

FINANCE–0.2%
SLM Corp. 4.20%, 10/29/2025		68	73,085

			432,745

UTILITY–0.2%
ELECTRIC–0.2%
Vistra Operations Co. LLC 4.375%, 05/01/2029(a)		58	58,306

Total Corporates–Non-Investment Grade (cost $1,603,033)			1,661,745

ASSET-BACKED SECURITIES–4.4%
OTHER ABS–FIXED RATE–2.5%
AB Issuer LLC Series 2021-1, Class A2 3.734%, 07/30/2051(a)(d)		80	80,610
Affirm Asset Securitization Trust
Series 2020-A, Class A 2.10%, 02/18/2025(a)		100	100,891
Series 2021-A, Class C 1.66%, 08/15/2025(a)		100	100,447
Series 2021-Z1, Class A 1.07%, 08/15/2025(a)		95	95,122
Domino’s Pizza Master Issuer LLC Series 2021-1A, Class A2I 2.662%, 04/25/2051(a)		50	51,741
GCI Funding I LLC Series 2021-1, Class A 2.38%, 06/18/2046(a)(d)		100	99,974
Hardee’s Funding LLC
Series 2018-1A, Class A23 5.71%, 06/20/2048(a)		37	41,025
Series 2020-1A, Class A2 3.981%, 12/20/2050(a)		85	89,624
Marlette Funding Trust
Series 2019-3A, Class A 2.69%, 09/17/2029(a)		9	8,711
Series 2020-1A, Class A 2.24%, 03/15/2030(a)		22	21,757

	Principal Amount (000)		U.S. $ Value

Neighborly Issuer LLC Series 2021-1A, Class A2 3.584%, 04/30/2051(a)	U.S.$	33	$34,279
Nelnet Student Loan Trust Series 2021-BA, Class B 2.68%, 04/20/2062(a)		100	99,944
SoFi Consumer Loan Program LLC
Series 2017-4, Class B 3.59%, 05/26/2026(a)		90	91,205
Series 2017-5, Class A2 2.78%, 09/25/2026(a)		4	4,461

			919,791

AUTOS–FIXED RATE –1.5%
Avis Budget Rental Car Funding AESOP LLC Series 2018-2A, Class A 4.00%, 03/20/2025(a)		105	113,418
Exeter Automobile Receivables Trust
Series 2017-1A, Class D 6.20%, 11/15/2023(a)		93	94,288
Series 2017-3A, Class C 3.68%, 07/17/2023(a)		40	40,291
First Investors Auto Owner Trust Series 2020-1A, Class A 1.49%, 01/15/2025(a)		21	21,446
Flagship Credit Auto Trust Series 2016-4, Class D 3.89%, 11/15/2022(a)		89	89,416
Ford Credit Auto Owner Trust Series 2021-1, Class D 2.31%, 10/17/2033(a)		150	150,531
Hertz Vehicle Financing II LP
Series 2017-1A, Class A 2.96%, 10/25/2021(a)		12	11,978
Series 2019-1A, Class A 3.71%, 03/25/2023(a)		10	9,646
Hertz Vehicle Financing LLC Series 2018-2A, Class A 3.65%, 06/27/2022(a)		12	12,061

			543,075

CREDIT CARDS–FIXED RATE–0.4%
World Financial Network Credit Card Master Trust
Series 2018-B, Class M 3.81%, 07/15/2025		70	70,468
Series 2019-B, Class M 3.04%, 04/15/2026		80	81,703

			152,171

12

AB Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

HOME EQUITY LOANS–FLOATING Rate–0.0%
ABFC Trust Series 2003-WF1, Class A2 1.217% (LIBOR 1 Month + 1.13%), 12/25/2032 (c)	U.S.$	12	$12,093

Total Asset-Backed Securities (cost $1,603,765)			1,627,130

LOCAL GOVERNMENTS– US MUNICIPAL BONDS –1.8%
UNITED STATES–1.8%
Port Authority of New York & New Jersey
Series 2020A 1.086%, 07/01/2023		50	50,636
State Board of Administration Finance Corp.
Series 2020A 1.705%, 07/01/2027		80	81,295
State of California 5.70%, 11/01/2021		65	66,181
Series 2010 7.625%, 03/01/2040		200	336,909
Tobacco Settlement Finance Authority/WV
3.00%, 06/01/2035		46	47,849
University of California
Series 2021B 3.071%, 05/15/2051		75	75,757

Total Local Governments– US Municipal Bonds (cost $519,602)			658,627

EMERGING MARKETS–CORPORATE BONDS–0.3%
INDUSTRIAL–0.3%
BASIC–0.1%
Volcan Cia Minera SAA 4.375%, 02/11/2026(a)		19	18,715

CAPITAL GOODS–0.2%
Embraer Netherlands Finance BV 5.40%, 02/01/2027		85	90,261

			108,976

UTILITY–0.0%
ELECTRIC–0.0%
Terraform Global Operating LLC 6.125%, 03/01/2026(e)		5	5,150

Total Emerging Markets–Corporate Bonds (cost $109,109)			114,126

	Principal Amount (000)		U.S. $ Value

QUASI-SOVEREIGNS–0.1%
QUASI-SOVEREIGN BONDS–0.1%
MEXICO–0.1%
Petroleos Mexicanos 6.75%, 09/21/2047 (cost $43,967)	U.S.$	50	$43,875

SHORT-TERM INVESTMENTS–16.1%
U.S. TREASURY BILLS –15.1%
U.S. Treasury Bill Zero Coupon, 07/27/2021-11/26/2021 (cost $5,629,703)		5,630	5,629,419

		Shares
INVESTMENT COMPANIES–1.0%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 0.01%(i)(j)(k) (cost $366,094)		366,094	366,094

Total Short-Term Investments (cost $5,995,797)			5,995,513

TOTAL INVESTMENTS–105.2% (cost $38,025,186)			39,113,810
Other assets less liabilities–(5.2)%			(1,941,747)

NET ASSETS–100.0%			$37,172,063

13

INTERMEDIATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. T-Note 2 Yr (CBT) Futures	21	September 2021	$4,626,726	$(8,252)
U.S. T-Note 5 Yr (CBT) Futures	7	September 2021	864,008	507
U.S. Ultra Bond (CBT) Futures	14	September 2021	2,697,625	96,394

Sold Contracts
10 Yr Canadian Bond Futures	6	September 2021	704,356	(8,213)

				$80,436

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Australia and New Zealand Banking Group Ltd.	AUD	1,001	USD	775	08/25/2021	$24,816
Bank of America, NA	USD	384	RUB	28,540	07/28/2021	4,413
Bank of America, NA	CHF	716	USD	785	08/05/2021	11,021
Citibank, NA	CAD	1,348	USD	1,077	07/16/2021	(10,571)
Morgan Stanley Capital Services, Inc.	USD	786	CHF	716	08/05/2021	(12,058)
Morgan Stanley Capital Services, Inc.	MYR	497	USD	120	09/23/2021	744
State Street Bank & Trust Co.	SEK	3,074	USD	370	07/15/2021	11,239
State Street Bank & Trust Co.	USD	1	SEK	5	07/15/2021	(3)
State Street Bank & Trust Co.	USD	131	CAD	158	07/16/2021	(3,145)
State Street Bank & Trust Co.	EUR	123	USD	151	08/03/2021	4,876
State Street Bank & Trust Co.	USD	72	EUR	60	08/03/2021	(67)
State Street Bank & Trust Co.	AUD	16	USD	12	08/25/2021	8
State Street Bank & Trust Co.	USD	16	AUD	21	08/25/2021	(440)

						$30,833

INTEREST RATE SWAPTIONS WRITTEN (see Note D)

Description	Index	Counterparty	Strike Rate	Expiration Date	Notional Amount (000)		Premiums Received	Market Value
Call
OTC–1 Year Interest Rate Swap	3 Month LIBOR	Morgan Stanley Capital Services LLC	1.60%	08/26/2021	USD	954	$12,641	$(18,583)

14

AB Variable Products Series Fund

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at June 30, 2021	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Morgan Stanley & Co. LLC
CDX-NAHY Series 34, 5 Year Index, 06/20/2025*	5.00%	Quarterly	2.36%	USD	132	$13,147	$5,863	$7,284
CDX-NAHY Series 36, 5 Year Index, 06/20/2026*	5.00	Quarterly	2.74	USD	212	21,896	19,404	2,492

						$35,043	$25,267	$9,776

*	Termination date

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)		Unrealized Appreciation/ (Depreciation)
SEK	15,600	08/30/2024	3 Month STIBOR	(0.165)%	Quarterly/ Annual	$(23,127)	$10		$(23,137)
USD	130	09/27/2029	1.593%	3 Month LIBOR	Semi-Annual/ Quarterly	(3,319)	–0	–	(3,319)
USD	250	12/13/2029	1.764%	3 Month LIBOR	Semi-Annual/ Quarterly	(8,824)	–0	–	(8,824)
CAD	78	03/03/2051	2.297%	3 Month CDOR	Semi-Annual	(1,407)	3		(1,410)
CAD	240	03/04/2051	2.333%	3 Month CDOR	Semi-Annual	(5,957)	–0	–	(5,957)

						$(42,634)	$13		$(42,647)

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at June 30, 2021	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)%	Monthly	5.05%	USD	7	$542	$1,398	$(856)
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	5.05	USD	7	542	1,399	(857)
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	5.05	USD	119	9,229	23,290	(14,061)
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	5.05	USD	128	9,894	25,918	(16,024)
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	5.05	USD	298	23,110	58,852	(35,742)
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	5.05	USD	595	46,093	119,723	(73,630)

15

INTERMEDIATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive		Payment Frequency	Implied Credit Spread at June 30, 2021	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts (continued)
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00	) %	Monthly	5.05%	USD	51	$3,951	$8,787	$(4,836)
JPMorgan Securities, LLC
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)		Monthly	5.05	USD	68	5,256	13,627	(8,371)
Morgan Stanley & Co. International PLC
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)		Monthly	5.05	USD	27	2,092	5,204	(3,112)
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)		Monthly	5.05	USD	54	4,183	10,949	(6,766)

Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00		Monthly	10.00	USD	1	(264)	(155)	(109)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00		Monthly	10.00	USD	1	(264)	(124)	(140)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00		Monthly	10.00	USD	2	(529)	(233)	(296)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00		Monthly	10.00	USD	3	(792)	(367)	(425)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00		Monthly	10.00	USD	4	(1,056)	(512)	(544)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00		Monthly	10.00	USD	4	(1,056)	(415)	(641)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00		Monthly	10.00	USD	5	(1,320)	(552)	(768)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00		Monthly	10.00	USD	6	(1,585)	(759)	(826)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00		Monthly	10.00	USD	7	(1,848)	(1,007)	(841)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00		Monthly	10.00	USD	6	(1,585)	(735)	(850)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00		Monthly	10.00	USD	6	(1,585)	(698)	(887)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00		Monthly	10.00	USD	8	(2,113)	(1,048)	(1,065)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00		Monthly	10.00	USD	7	(1,848)	(773)	(1,075)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00		Monthly	10.00	USD	8	(2,112)	(979)	(1,133)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00		Monthly	10.00	USD	9	(2,376)	(972)	(1,404)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00		Monthly	10.00	USD	9	(2,377)	(953)	(1,424)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00		Monthly	10.00	USD	12	(3,169)	(1,241)	(1,928)

16

AB Variable Products Series Fund

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at June 30, 2021	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts (continued)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	10.00%	USD	14	$(3,697)	$(1,512)	$(2,185)
Credit Suisse International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	28	(7,394)	(1,868)	(5,526)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	56	(14,784)	(8,017)	(6,767)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	94	(24,824)	(5,868)	(18,956)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	318	(84,026)	(12,553)	(71,473)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	350	(92,429)	(19,546)	(72,883)
Deutsche Bank AG
CDX-CMBX.NA.A Series 6, 05/11/2063*	2.00	Monthly	10.08	USD	135	(11,397)	(2,548)	(8,849)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	8	(2,113)	(905)	(1,208)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	8	(2,113)	(443)	(1,670)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	27	(7,130)	(2,979)	(4,151)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	28	(7,395)	(3,091)	(4,304)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	51	(13,468)	(6,201)	(7,267)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	132	(34,859)	(8,927)	(25,932)
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	4	(1,056)	(586)	(470)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	4	(1,056)	(346)	(710)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	8	(2,112)	(762)	(1,350)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	8	(2,113)	(705)	(1,408)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	14	(3,698)	(1,733)	(1,965)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	16	(4,226)	(1,667)	(2,559)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	28	(7,392)	(4,416)	(2,976)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	39	(10,296)	(6,239)	(4,057)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	41	(10,827)	(5,384)	(5,443)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	49	(12,940)	(4,086)	(8,854)

17

INTERMEDIATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at June 30, 2021	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts (continued)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	10.00%	USD	57	$(15,053)	$(5,860)	$(9,193)
JPMorgan Securities, LLC
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	9	(2,376)	(1,108)	(1,268)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	18	(4,752)	(2,149)	(2,603)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	51	(13,464)	(6,035)	(7,429)
Morgan Stanley Capital Services LLC
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	35	(9,243)	(2,382)	(6,861)

						$(327,220)	$139,708	$(466,928)

*	Termination date

**	Principal amount less than 500.

(a)	Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At June 30, 2021, the aggregate market value of these securities amounted to $8,674,281 or 23.3% of net assets.

(b)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(c)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at June 30, 2021.

(d)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(e)	Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities, which represent 0.20% of net assets as of June 30, 2021, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
GSF Series 2021-1, Class A1 1.433%, 08/15/2026	02/25/2021	$18,944	$18,939	0.05%
GSF Series 2021-1, Class A2 2.435%, 08/15/2026	02/25/2021	21,609	21,421	0.06%
GSF Series 2021-1, Class AS 2.638%, 08/15/2026	02/25/2021	4,114	4,089	0.01%
Terraform Global Operating LLC 6.125%, 03/01/2026	02/08/2018	5,000	5,150	0.01%
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M2 5.342%, 11/25/2025	09/28/2015	19,222	18,692	0.05%
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 2M2 5.592%, 11/25/2025	09/28/2015	7,843	7,811	0.02%

(f)	IO—Interest Only.

(g)	Inverse interest only security.

(h)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

(i)	Affiliated investments.

18

AB Variable Products Series Fund

(j)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(k)	The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD—Australian Dollar

CAD—Canadian Dollar

CHF—Swiss Franc

EUR—Euro

MYR—Malaysian Ringgit

RUB—Russian Ruble

SEK—Swedish Krona

USD—United States Dollar

Glossary:

ABS—Asset-Backed Securities

CBT—Chicago Board of Trade

CDOR—Canadian Dealer Offered Rate

CDX-CMBX.NA—North American Commercial Mortgage-Backed Index

CDX-NAHY—North American High Yield Credit Default Swap Index

CMBS—Commercial Mortgage-Backed Securities

LIBOR—London Interbank Offered Rate

REIT—Real Estate Investment Trust

REMICs—Real Estate Mortgage Investment Conduits

SOFR—Secured Overnight Financing Rate

STIBOR—Stockholm Interbank Offered Rate

TBA—To Be Announced

TIPS—Treasury Inflation Protected Security

See notes to financial statements.

19

INTERMEDIATE BOND PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES

June 30, 2021 (unaudited)	AB Variable Products Series Fund

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $37,659,092)	$38,747,716
Affiliated issuers (cost $366,094)	366,094
Cash	323
Cash collateral due from broker	200,449
Foreign currencies, at value (cost $464)	477
Interest receivable	178,043
Market value on credit default swaps (net premiums paid $269,147)	104,892
Receivable for investment securities sold	89,531
Unrealized appreciation on forward currency exchange contracts	57,117
Receivable for capital stock sold	52,243
Receivable for variation margin on futures	11,069
Affiliated dividends receivable	3

Total assets	39,807,957

LIABILITIES
Swaptions written, at value (premiums received $12,641)	18,583
Payable for investment securities purchased	1,775,404
Market value on credit default swaps (net premiums received $129,439)	432,112
Payable for capital stock redeemed	226,067
Unrealized depreciation on forward currency exchange contracts	26,284
Administrative fee payable	20,282
Advisory fee payable	13,930
Payable for variation margin on centrally cleared swaps	3,265
Foreign capital gains tax payable	2,860
Distribution fee payable	2,186
Transfer Agent fee payable	129
Accrued expenses and other liabilities	114,792

Total liabilities	2,635,894

NET ASSETS	$37,172,063

COMPOSITION OF NET ASSETS
Capital stock, at par	$3,436
Additional paid-in capital	34,281,868
Distributable earnings	2,886,759

NET ASSETS	$37,172,063

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$26,688,292	2,458,634	$10.85

B	$10,483,771	977,548	$10.72

See notes to financial statements.

20

INTERMEDIATE BOND PORTFOLIO
STATEMENT OF OPERATIONS

Six Months Ended June 30, 2021 (unaudited)	AB Variable Products Series Fund

INVESTMENT INCOME
Interest	$600,698
Dividends—Affiliated issuers	29

600,727

EXPENSES
Advisory fee (see Note B)	88,016
Distribution fee—Class B	13,359
Transfer agency—Class A	1,763
Transfer agency—Class B	663
Custody and accounting	62,758
Administrative	39,336
Audit and tax	38,665
Printing	10,947
Legal	10,131
Directors’ fees	9,523
Miscellaneous	3,291

Total expenses	278,452
Less: expenses waived and reimbursed by the Adviser (see Note B)	(128)

Net expenses	278,324

Net investment income	322,403

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	288,223
Forward currency exchange contracts	66,299
Futures	(318,357)
Swaps	5,513
Foreign currency transactions	(109,229)
Net change in unrealized appreciation/depreciation of:
Investments (a)	(882,876)
Forward currency exchange contracts	59,600
Futures	150,113
Swaps	(114,431)
Swaptions written	(5,942)
Foreign currency denominated assets and liabilities	(7,662)

Net loss on investment and foreign currency transactions	(868,749)

NET DECREASE IN NET ASSETS FROM OPERATIONS	$(546,346)

(a)	Net of decrease in accrued foreign capital gains taxes on unrealized gains of $9,868.

See notes to financial statements.

21

INTERMEDIATE BOND PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS	AB Variable Products Series Fund

	Six Months Ended June 30, 2021 (unaudited)		Year Ended December 31, 2020
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$322,403		$819,646
Net realized gain (loss) on investment and foreign currency transactions	(67,551)		1,348,708
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(801,198)		241,431

Net increase (decrease) in net assets from operations	(546,346)		2,409,785
Distributions to Shareholders
Class A	–0	–	(1,056,131)
Class B	–0	–	(355,053)
CAPITAL STOCK TRANSACTIONS
Net decrease	(4,119,992)		(3,575,324)

Total decrease	(4,666,338)		(2,576,723)
NET ASSETS
Beginning of period	41,838,401		44,415,124

End of period	$37,172,063		$41,838,401

See notes to financial statements.

22

INTERMEDIATE BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

June 30, 2021 (unaudited)	AB Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AB Intermediate Bond Portfolio (the “Portfolio”), is a series of AB Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is to generate income and price appreciation without assuming what AllianceBernstein L.P. (the “Adviser”) considers undue risk. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland as an open-end series investment company. The Fund offers 11 separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The

23

INTERMEDIATE BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

24

AB Variable Products Series Fund

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of June 30, 2021:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Corporates—Investment Grade	$–0	–	$8,655,482		$–0	–	$8,655,482
Commercial Mortgage-Backed Securities	–0	–	6,361,669		44,449		6,406,118
Mortgage Pass-Throughs	–0	–	5,088,562		–0	–	5,088,562
Collateralized Mortgage Obligations	–0	–	3,943,644		–0	–	3,943,644
Governments—Treasuries	–0	–	3,217,050		–0	–	3,217,050
Inflation-Linked Securities	–0	–	1,701,938		–0	–	1,701,938
Corporates—Non-Investment Grade	–0	–	1,661,745		–0	–	1,661,745
Asset-Backed Securities	–0	–	1,446,546		180,584		1,627,130
Local Governments—US Municipal Bonds	–0	–	658,627		–0	–	658,627
Emerging Markets—Corporate Bonds	–0	–	114,126		–0	–	114,126
Quasi-Sovereigns	–0	–	43,875		–0	–	43,875
Short-Term Investments:
U.S. Treasury Bills	–0	–	5,629,419		–0	–	5,629,419
Investment Companies	366,094		–0	–	–0	–	366,094

Total Investments in Securities	366,094		38,522,683		225,033		39,113,810
Other Financial Instruments(a):
Assets:
Futures	96,901		–0	–	–0	–	96,901	(b)
Forward Currency Exchange Contracts	–0	–	57,117		–0	–	57,117
Centrally Cleared Credit Default Swaps	–0	–	35,043		–0	–	35,043	(b)
Credit Default Swaps	–0	–	104,892		–0	–	104,892
Liabilities:
Futures	(16,465)		–0	–	–0	–	(16,465	)(b)
Forward Currency Exchange Contracts	–0	–	(26,284)		–0	–	(26,284)
Interest Rate Swaptions Written	–0	–	(18,583)		–0	–	(18,583)
Centrally Cleared Interest Rate Swaps	–0	–	(42,634)		–0	–	(42,634	)(b)
Credit Default Swaps	–0	–	(432,112)		–0	–	(432,112)

Total	$446,530		$38,200,122		$225,033		$38,871,685

(a)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(b)	Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end

25

INTERMEDIATE BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income. The Portfolio accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .45% of the first $2.5 billion, .40% of the next $2.5 billion up to $5 billion, .35% of the excess over $5 billion up to $8 billion and .30% in excess of $8 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the six months ended June 30, 2021, the reimbursement for such services amounted to $39,336.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $818 for the six months ended June 30, 2021.

The Portfolio may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2022. In connection with the investment by the Portfolio in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Portfolio in an amount equal to the Portfolio’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. For the six months ended June 30, 2021, such waiver amounted to $128.

26

AB Variable Products Series Fund

A summary of the Portfolio’s transactions in AB mutual funds for the six months ended June 30, 2021 is as follows:

Portfolio	Market Value 12/31/20 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 6/30/21 (000)	Dividend Income (000)
Government Money Market Portfolio	$765	$15,882	$16,281	$366	$0	*

*	Amount is less than $500.

During the second quarter of 2018, AXA S.A. (“AXA”), a French holding company for the AXA Group, completed the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (now named Equitable Holdings, Inc.)(“Equitable”), through an initial public offering. Equitable is the holding company for a diverse group of financial services companies, including an approximate 65% economic interest in the Adviser and a 100% interest in AllianceBernstein Corporation, the general partner of the Adviser. Since the initial sale, AXA has completed additional offerings (and related transactions). As a result, as of May 20, 2021, AXA no longer owns shares of Equitable.

Sales that were completed on November 13, 2019 resulted in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and may have been deemed to have been an “assignment” causing a termination of the Portfolio’s investment advisory and administration agreements. In order to ensure that investment advisory and administration services could continue uninterrupted in the event of a Change of Control Event, the Board previously approved new investment advisory and administration agreements with the Adviser, and shareholders of the Portfolio subsequently approved the new investment advisory agreement. These agreements became effective on November 13, 2019.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended June 30, 2021 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$5,972,403	$11,633,576
U.S. government securities	21,589,432	22,935,137

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$1,489,125
Gross unrealized depreciation	(794,973)

Net unrealized appreciation	$694,152

27

INTERMEDIATE BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Futures

The Portfolio may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolio may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Portfolio enters into futures, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Portfolio to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the six months ended June 30, 2021, the Portfolio held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the six months ended June 30, 2021, the Portfolio held forward currency exchange contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Portfolio may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

28

AB Variable Products Series Fund

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. If a put or call option purchased by the Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. The Portfolio’s maximum payment for written put options equates to the number of shares multiplied by the strike price. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

The Portfolio may also invest in options on swap agreements, also called “swaptions”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return on a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties. The Portfolio’s maximum payment for written put swaptions equates to the notional amount of the underlying swap. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract.

During the six months ended June 30, 2021, the Portfolio held written swaptions for hedging and non-hedging purposes.

•	Swaps

The Portfolio may enter into swaps to hedge its exposure to interest rates, credit risk or currencies. The Portfolio may also enter into swaps for non-hedging purposes as a means of gaining market exposures, making direct investments in foreign currencies, as described below under “Currency Transactions.” A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swaps to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are

29

INTERMEDIATE BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Portfolio enters into a centrally cleared swap, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolio may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Portfolio may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

During the six months ended June 30, 2021, the Portfolio held interest rate swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Portfolio may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Portfolio, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Portfolio may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Portfolio receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Portfolio will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net

30

AB Variable Products Series Fund

settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Portfolio for the same referenced obligations with the same counterparty.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the six months ended June 30, 2021, the Portfolio held credit default swaps for hedging and non-hedging purposes.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

The Portfolio’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s OTC counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

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INTERMEDIATE BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

During the six months ended June 30, 2021, the Portfolio had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on futures	$96,901	*	Receivable/Payable for variation margin on futures	$16,465	*

Credit contracts	Receivable/Payable for variation margin on centrally cleared swaps	9,776	*

Interest rate contracts				Receivable/Payable for variation margin on centrally cleared swaps	42,647	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	57,117		Unrealized depreciation on forward currency exchange contracts	26,284

Interest rate contracts				Swaptions written, at value	18,583

Credit contracts	Market value on credit default swaps	104,892		Market value on credit default swaps	432,112

Total		$268,686			$536,091

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives		Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(318,357)		$150,113

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	66,299		59,600

Interest rate contracts	Net realized gain (loss) on swaptions written; Net change in unrealized appreciation/depreciation of swaptions written	–0	–	(5,942)

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(63,905)		(11,460)

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	69,418		(102,971)

Total		$(246,545)		$89,340

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AB Variable Products Series Fund

The following table represents the average monthly volume of the Portfolio’s derivative transactions during the six months ended June 30, 2021:

Futures:
Average notional amount of buy contracts	$10,363,303
Average notional amount of sale contracts	$4,539,285
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$3,781,674
Average principal amount of sale contracts	$6,133,189
Swaptions Written:
Average notional amount	$954,000	(a)
Centrally Cleared Interest Rate Swaps:
Average notional amount	$5,520,879
Credit Default Swaps:
Average notional amount of buy contracts	$1,394,286
Average notional amount of sale contracts	$1,737,900
Centrally Cleared Credit Default Swaps:
Average notional amount of sale contracts	$452,309

(a)	Positions were open for two months during the period.

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Portfolio’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Portfolio as of June 30, 2021. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset		Cash Collateral Received*		Security Collateral Received*		Net Amount of Derivative Assets
Australia and New Zealand Banking Group Ltd.	$24,816	$–0	–	$–0	–	$–0	–	$24,816
Bank of America, NA	15,434	–0	–	–0	–	–0	–	15,434
Citibank, NA/Citigroup Global Markets, Inc.	89,410	(40,147)		–0	–	–0	–	49,263
Goldman Sachs International	3,951	(3,951)		–0	–	–0	–	–0	–
JPMorgan Securities, LLC	5,256	(5,256)		–0	–	–0	–	–0	–
Morgan Stanley & Co. International PLC/Morgan Stanley & Co. International PLC/Morgan Stanley Capital Services, Inc.	7,019	(7,019)		–0	–	–0	–	–0	–
State Street Bank & Trust Co.	16,123	(3,655)		–0	–	–0	–	12,468

Total	$162,009	$(60,028)		$–0	–	$–0	–	$101,981	^

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INTERMEDIATE BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset		Cash Collateral Pledged*		Security Collateral Pledged*		Net Amount of Derivative Liabilities
Citibank, NA/Citigroup Global Markets, Inc.	$40,147	$(40,147)		$–0	–	$–0	–	$–0	–
Credit Suisse International	223,457	–0	–	–0	–	(223,457)		–0	–
Deutsche Bank AG	78,475	–0	–	–0	–	–0	–	78,475
Goldman Sachs International	70,769	(3,951)		–0	–	–0	–	66,818
JPMorgan Securities, LLC	20,592	(5,256)		–0	–	–0	–	15,336
Morgan Stanley & Co. International PLC/Morgan Stanley & Co. International PLC/Morgan Stanley Capital Services, Inc.	39,884	(7,019)		–0	–	–0	–	32,865
State Street Bank & Trust Co.	3,655	(3,655)		–0	–	–0	–	–0	–

Total	$476,979	$(60,028)		$–0	–	$(223,457)		$193,494	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. TBA and Dollar Rolls

The Portfolio may invest in TBA mortgage-backed securities. A TBA, or “To Be Announced”, trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agree-upon date; however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Mortgage pools (including fixed-rate or variable-rate mortgages) guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC, are subsequently allocated to the TBA transactions.

The Portfolio may enter into certain TBA transactions known as dollar rolls. Dollar rolls involve sales by the Portfolio of securities for delivery in the current month and the Portfolio’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques. For the six months ended June 30, 2021, the Portfolio earned drop income of $17,360 which is included in interest income in the accompanying statement of operations.

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AB Variable Products Series Fund

NOTE E: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES			AMOUNT
	Six Months Ended June 30, 2021 (unaudited)		Year Ended December 31, 2020	Six Months Ended June 30, 2021 (unaudited)		Year Ended December 31, 2020
Class A
Shares sold	102,639		137,413	$1,107,275		$1,476,072
Shares issued in reinvestment of dividends	–0	–	97,250	–0	–	1,056,131
Shares redeemed	(422,269)		(509,318)	(4,552,746)		(5,519,329)

Net decrease	(319,630)		(274,655)	$(3,445,471)		$(2,987,126)

Class B
Shares sold	79,820		132,767	$846,004		$1,411,697
Shares issued in reinvestment of dividends	–0	–	33,028	–0	–	355,053
Shares redeemed	(142,671)		(222,779)	(1,520,525)		(2,354,948)

Net decrease	(62,851)		(56,984)	$(674,521)		$(588,198)

At June 30, 2021, certain shareholders of the Portfolio owned 80% in aggregate of the Portfolio’s outstanding shares. Significant transactions by such shareholders, if any, may impact the Portfolio’s performance.

NOTE F: Risks Involved in Investing in the Portfolio

Market Risk—The value of the Portfolio’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market.

Interest Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. The current historically low interest rate environment heightens the risks associated with rising interest rates.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment Grade Securities Risk—Investments in fixed-income securities with lower ratings (“junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity and negative perceptions of the junk bond market generally, and may be more difficult to trade than other types of securities.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions. This risk is significantly greater if the Portfolio invests a significant portion of its assets in fixed-income securities with longer maturities.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

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INTERMEDIATE BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Mortgage-Related and/or Other Asset-Backed Securities Risk—Investments in mortgage-related and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Portfolio to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by nongovernmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

Leverage Risk—When the Portfolio borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s investments. The Portfolio may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Portfolio, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Portfolio than if the Portfolio were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Illiquid Investments Risk—Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Portfolio. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of Portfolio shares. lliquid investments risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

LIBOR Transition and Associated Risk—A Portfolio may invest in debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. The United Kingdom Financial Conduct Authority, which regulates LIBOR, will cease publishing certain LIBOR benchmarks at the end of 2021. Although certain LIBOR rates are intended to be published until June 2023, banks are strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. Although financial regulators and industry working groups have suggested alternative reference rates, such as the European Interbank Offer Rate, the Sterling Overnight Interbank Average Rate and the Secured Overnight Financing Rate, global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR is underway but remains incomplete. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Portfolio’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting a Portfolio’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the

36

AB Variable Products Series Fund

usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Portfolio is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE G: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended June 30, 2021.

NOTE H: Distributions to Shareholders

The tax character of distributions to be paid for the year ending December 31, 2021 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended December 31, 2020 and December 31, 2019 were as follows:

	2020	2019
Distributions paid from:
Ordinary income	$1,411,184	$1,285,477

Total taxable distributions paid	$1,411,184	$1,285,477

As of December 31, 2020, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$1,363,985
Undistributed capital gains	198,097	(a)
Other losses	(9,819	)(b)
Unrealized appreciation/(depreciation)	1,880,842	(c)

Total accumulated earnings/(deficit)	$3,433,105

(a)	During the fiscal year, the Portfolio utilized $164,058 of capital loss carry forwards to offset current year net realized gains.

(b)	As of December 31, 2020, the cumulative deferred loss on straddles was $9,819.

(c)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments, the tax treatment of Treasury inflation-protected securities, the amortization on callable bonds, the tax treatment of swaps, and the tax deferral of losses on wash sales.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of December 31, 2020, the Portfolio did not have any capital loss carryforwards.

NOTE I: Recent Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2020-04, “Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” ASU 2020-04 provides optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates. ASU 2020-04 is effective as of March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.

37

INTERMEDIATE BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

NOTE J: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

38

INTERMEDIATE BOND PORTFOLIO

FINANCIAL HIGHLIGHTS	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS A
	Six Months Ended June 30, 2021 (unaudited)		Year Ended December 31,
			2020		2019		2018		2017	2016
Net asset value, beginning of period	$10.99		$10.73		$10.21		$10.56		$10.65	$10.63

Income From Investment Operations
Net investment income (a)	.09	(b)	.22	(b)	.26	(b)	.23	(b)	.23	.28	†
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.23)		.41		.57		(.31)		.14	.23
Contributions from Affiliates	–0	–	–0	–	.00	(c)	–0	–	.00 (c)	–0	–

Net increase (decrease) in net asset value from operations	(.14)		.63		.83		(.08)		.37	.51

Less: Dividends and Distributions
Dividends from net investment income	–0	–	(.37)		(.31)		(.13)		(.36)	(.35)
Distributions from net realized gain on investment transactions	–0	–	–0	–	–0	–	(.14)		(.10)	(.14)

Total dividends and distributions	–0	–	(.37)		(.31)		(.27)		(.46)	(.49)

Net asset value, end of period	$10.85		$10.99		$10.73		$10.21		$10.56	$10.65

Total Return
Total investment return based on net asset value (d)*	(1.18)%		5.96%		8.20%		(.72)%		3.52%	4.71	%†

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$26,688		$30,529		$32,763		$33,267		$38,172	$42,183
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.35	%^	1.27%		1.26%		1.16%		1.11%	1.06%
Expenses, before waivers/reimbursements	1.36	%^	1.27%		1.27%		1.16%		1.11%	1.06%
Net investment income	1.72	%(b)^	1.99	%(b)	2.48	%(b)	2.20	%(b)	2.11%	2.60	%†
Portfolio turnover rate**	72%		89%		75%		155%		216%	156%

See footnote summary on page 41.

39

INTERMEDIATE BOND PORTFOLIO
FINANCIAL HIGHLIGHTS

(continued)	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS B
	Six Months Ended June 30, 2021 (unaudited)		Year Ended December 31,
			2020		2019		2018		2017	2016
Net asset value, beginning of period	$10.87		$10.62		$10.10		$10.45		$10.54	$10.53

Income From Investment Operations
Net investment income (a)	.08	(b)	.19	(b)	.23	(b)	.20	(b)	.20	.25	†
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.23)		.41		.58		(.31)		.14	.22
Contributions from Affiliates	–0	–	–0	–	.00	(c)	–0	–	.00 (c)	–0	–

Net increase (decrease) in net asset value from operations	(.15)		.60		.81		(.11)		.34	.47

Less: Dividends and Distributions
Dividends from net investment income	–0	–	(.35)		(.29)		(.10)		(.33)	(.32)
Distributions from net realized gain on investment transactions	–0	–	–0	–	–0	–	(.14)		(.10)	(.14)

Total dividends and distributions	–0	–	(.35)		(.29)		(.24)		(.43)	(.46)

Net asset value, end of period	$10.72		$10.87		$10.62		$10.10		$10.45	$10.54

Total Return
Total investment return based on net asset value (d)*	(1.38)%		5.64%		7.99%		(1.01)%		3.28%	4.36	%†

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10,484		$11,309		$11,652		$12,054		$14,786	$16,029
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.61	%^	1.52%		1.51%		1.41%		1.36%	1.32%
Expenses, before waivers/reimbursements	1.61	%^	1.52%		1.52%		1.41%		1.36%	1.32%
Net investment income	1.46	%(b)^	1.74	%(b)	2.23	%(b)	1.95	%(b)	1.87%	2.36	%†
Portfolio turnover rate**	72%		89%		75%		155%		216%	156%

See footnote summary on page 41.

40

AB Variable Products Series Fund

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

†	For the year ended December 31, 2016, the amount includes a refund for overbilling of prior years’ custody out of pocket fees as follows:

Net Investment Income Per Share	Net Investment Income Ratio	Total Return
$.03	.28%	.29%

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the years ended December 31, 2019, December 31, 2017 and December 31, 2016 by .03%, .03% and .03%, respectively.

**	The Portfolio accounts for dollar roll transactions as purchases and sales.

^	Annualized.

See notes to financial statements.

41

INTERMEDIATE BOND PORTFOLIO	AB Variable Products Series Fund

OPERATION AND EFFECTIVENESS OF THE PORTFOLIO’S LIQUIDITY RISK MANAGEMENT PROGRAM:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Portfolio to designate an Administrator of the Portfolio’s Liquidity Risk Management Program. The Administrator of the Portfolio’s LRMP is AllianceBernstein L.P., the Portfolio’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Portfolio’s Board of Directors (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Portfolio’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2021, which covered the period January 1, 2020 through December 31, 2020 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that the Portfolio will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Portfolio classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Portfolio’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Portfolio participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Portfolio is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Portfolio’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Portfolio’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Portfolio’s LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, beginning in March 2020, all financial markets experienced extreme levels of price volatility and relative illiquidity resulting from the COVID-19 impacts on the global economy. This extreme relative illiquidity resulted in significantly wider bid-ask spreads to transact in securities, including many of those securities held by the Portfolio, and in a diminished depth of liquidity in most markets, to varying degrees. Nonetheless, there were no liquidity events that impacted the Portfolio or its ability to timely meet redemptions during the Program Reporting Period.

42

INTERMEDIATE BOND PORTFOLIO

CONTINUANCE DISCLOSURE	AB Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE FUND’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AB Variable Products Series Fund, Inc. (the “Company”) approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Intermediate Bond Portfolio (the “Fund”) at a meeting held by video conference on November 3-5, 2020 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests a portion of its assets.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant at the request of the directors. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2018 and 2019 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency and distribution services to the Fund. The directors recognized that it is difficult to

43

INTERMEDIATE BOND PORTFOLIO
CONTINUANCE DISCLOSURE

(continued)	AB Variable Products Series Fund

make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Fund’s Class B shares; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended July 31, 2020 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and noted that it was above the median. The directors took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to those of the Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors previously discussed these matters with an independent fee consultant. The directors also compared the advisory fee rate for the Fund with that for another fund advised by the Adviser utilizing similar investment strategies.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

44

AB Variable Products Series Fund

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that the Fund’s expense ratio was above the medians. After reviewing and discussing the Adviser’s explanations of the reasons for this, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also previously discussed economies of scale with an independent fee consultant. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

45

VPS-IB-0152-0621

JUN    06.30.21

SEMI-ANNUAL REPORT

AB VARIABLE PRODUCTS

SERIES FUND, INC.

+	INTERNATIONAL GROWTH PORTFOLIO

As of May 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Portfolio’s shareholder reports from the insurance company that offers your contract unless you specifically requested paper copies from the insurance company or from your financial intermediary. Instead of delivering paper copies of the reports, the insurance company may choose to make the reports available on a website, and will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

You may elect to receive all future reports in paper free of charge from the insurance company. You can inform the insurance company or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by the insurance company or by contacting your financial intermediary. Your election to receive reports in paper will apply to all portfolio companies available under your contract with the insurance company.

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

INTERNATIONAL GROWTH PORTFOLIO

EXPENSE EXAMPLE (unaudited)	AB Variable Products Series Fund

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value January 1, 2021	Ending Account Value June 30, 2021	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,046.40	$6.24	1.23%
Hypothetical (5% annual return before expenses)	$1,000	$1,018.70	$6.16	1.23%

Class B
Actual	$1,000	$1,045.30	$7.51	1.48%
Hypothetical (5% annual return before expenses)	$1,000	$1,017.46	$7.40	1.48%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

1

INTERNATIONAL GROWTH PORTFOLIO
TEN LARGEST HOLDINGS[1]

June 30, 2021 (unaudited)	AB Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Partners Group Holding AG	$2,029,853	3.4%
WSP Global, Inc.	1,571,202	2.7
Erste Group Bank AG	1,505,010	2.5
Koninklijke Philips NV	1,448,027	2.4
Apollo Hospitals Enterprise Ltd.	1,435,305	2.4
HDFC Bank Ltd.	1,418,490	2.4
Halma PLC	1,406,757	2.4
NXP Semiconductors NV	1,400,953	2.4
Svenska Handelsbanken AB—Class A	1,372,208	2.3
Shenzhou International Group Holdings Ltd.	1,335,873	2.3

	$14,923,678	25.2%

SECTOR BREAKDOWN2

June 30, 2021 (unaudited)

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Financials	$11,410,223	19.8%
Industrials	10,437,937	18.2
Information Technology	9,977,197	17.3
Health Care	7,981,437	13.9
Consumer Discretionary	4,588,098	8.0
Materials	4,126,699	7.2
Consumer Staples	3,991,270	6.9
Communication Services	1,315,697	2.3
Utilities	1,138,331	2.0
Energy	983,128	1.7
Short-Term Investments	1,549,082	2.7

Total Investments	$57,499,099	100.0%

1	Long-term investments.

2	The Portfolio’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

2

INTERNATIONAL GROWTH PORTFOLIO
COUNTRY BREAKDOWN[1]

June 30, 2021 (unaudited)	AB Variable Products Series Fund

COUNTRY	U.S.$ VALUE	PERCENT OF TOTAL INVESTMENTS
United States	$7,570,537	13.2%
United Kingdom	4,951,896	8.6
Netherlands	4,929,265	8.6
Switzerland	4,583,780	8.0
Japan	3,785,903	6.6
Denmark	3,373,357	5.9
Germany	3,161,281	5.5
France	3,068,853	5.3
India	2,853,796	5.0
Sweden	2,656,564	4.6
Canada	2,308,997	4.0
Finland	2,063,631	3.6
China	1,869,345	3.2
Other	8,772,812	15.2
Short-Term Investments	1,549,082	2.7

Total Investments	$57,499,099	100.0%

1	All data are as of June 30, 2021. The Portfolio’s country breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. “Other” country weightings represent 2.6% or less in the following: Argentina, Austria, Hong Kong, Indonesia, Ireland, Norway, Peru, Spain, Taiwan and United Arab Emirates.

3

INTERNATIONAL GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS

June 30, 2021 (unaudited)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–94.6%

FINANCIALS–19.3%
BANKS–8.8%
Bank Mandiri Persero Tbk PT	1,211,000	$493,720
Credicorp Ltd.(a)	3,720	450,529
Erste Group Bank AG	40,940	1,505,010
HDFC Bank Ltd.	70,272	1,418,490
Svenska Handelsbanken AB–Class A	121,564	1,372,208

		5,239,957

CAPITAL MARKETS–5.6%
London Stock Exchange Group PLC	11,403	1,260,150
Partners Group Holding AG	1,339	2,029,853

		3,290,003

CONSUMER FINANCE–0.9%
Lufax Holding Ltd. (ADR)(a)	47,210	533,473

INSURANCE–4.0%
Aflac, Inc.	15,540	833,876
AIA Group Ltd.	78,000	967,635
Prudential PLC	28,660	545,279

		2,346,790

		11,410,223

INDUSTRIALS–17.6%
AEROSPACE & DEFENSE–2.2%
Hexcel Corp.(a)	21,100	1,316,640

COMMERCIAL SERVICES & SUPPLIES–2.2%
TOMRA Systems ASA	23,680	1,307,246

CONSTRUCTION & ENGINEERING–2.7%
WSP Global, Inc.(b)	13,460	1,571,202

ELECTRICAL EQUIPMENT–4.1%
Schneider Electric SE	8,224	1,296,468
Vestas Wind Systems A/S	29,590	1,156,141

		2,452,609

MACHINERY–4.2%
FANUC Corp.	3,200	767,353
SMC Corp.	1,700	1,005,711
Xylem, Inc./NY	5,778	693,129

		2,466,193

PROFESSIONAL SERVICES–2.2%
Recruit Holdings Co., Ltd.(b)	27,000	1,324,047

		10,437,937

INFORMATION TECHNOLOGY–16.9%
COMMUNICATIONS EQUIPMENT–0.9%
Telefonaktiebolaget LM Ericsson–Class B	42,842	538,691

Company	Shares	U.S. $ Value

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS–3.9%
Flex Ltd.(a)	48,450	$865,802
Halma PLC	37,760	1,406,757

		2,272,559

IT SERVICES–3.6%
Adyen NV(a)(b)(c)	400	980,932
Network International Holdings PLC(a)(c)	80,620	408,464
Shopify, Inc.–Class A(a)	505	737,795

		2,127,191

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–6.4%
Infineon Technologies AG	29,955	1,204,888
NXP Semiconductors NV	6,810	1,400,953
STMicroelectronics NV	32,177	1,170,167

		3,776,008

SOFTWARE–2.1%
Dassault Systemes SE	5,203	1,262,748

		9,977,197

HEALTH CARE–13.5%
BIOTECHNOLOGY–1.1%
Abcam PLC(a)	33,598	641,835

HEALTH CARE EQUIPMENT & SUPPLIES–7.9%
Alcon, Inc.	17,670	1,239,330
ConvaTec Group PLC(c)	207,110	689,307
Koninklijke Philips NV	29,174	1,448,027
STERIS PLC	6,210	1,281,123

		4,657,787

HEALTH CARE PROVIDERS & SERVICES–2.4%
Apollo Hospitals Enterprise Ltd.	29,471	1,435,305

LIFE SCIENCES TOOLS & SERVICES–1.4%
Gerresheimer AG	7,522	831,988

PHARMACEUTICALS–0.7%
Roche Holding AG	1,100	414,522

		7,981,437

CONSUMER DISCRETIONARY–7.8%
AUTO COMPONENTS–2.2%
Aptiv PLC(a)	8,158	1,283,498

INTERNET & DIRECT MARKETING RETAIL–1.4%
MercadoLibre, Inc.(a)	542	844,322

TEXTILES, APPAREL & LUXURY GOODS–4.2%
Puma SE	9,421	1,124,405

4

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

Shenzhou International Group Holdings Ltd.	52,900	$1,335,873

		2,460,278

		4,588,098

MATERIALS–7.0%
CHEMICALS–3.7%
Chr Hansen Holding A/S	11,954	1,078,886
Koninklijke DSM NV	5,881	1,099,353

		2,178,239

CONTAINERS & PACKAGING–3.3%
Huhtamaki Oyj	22,780	1,080,502
Smurfit Kappa Group PLC	15,960	867,958

		1,948,460

		4,126,699

CONSUMER STAPLES–6.7%
FOOD PRODUCTS–3.6%
Danone SA	9,039	635,938
Kerry Group PLC–Class A	4,379	612,231
Nestle SA	7,221	900,076

		2,148,245

HOUSEHOLD PRODUCTS–2.4%
Essity AB–Class B	22,480	745,665
Unicharm Corp.(b)	17,100	688,793

		1,434,458

PERSONAL PRODUCTS–0.7%
Unilever PLC	6,992	408,567

		3,991,270

COMMUNICATION SERVICES–2.2%
DIVERSIFIED TELECOMMUNICATION SERVICES–1.5%
Cellnex Telecom SA(c)	13,955	890,067

ENTERTAINMENT–0.7%
Sea Ltd. (ADR)(a)	1,550	425,630

		1,315,697

Company	Shares	U.S. $ Value

UTILITIES–1.9%
ELECTRIC UTILITIES–1.9%
Orsted AS(c)	8,110	$1,138,331

ENERGY–1.7%
OIL, GAS & CONSUMABLE FUELS–1.7%
Neste Oyj	16,026	983,128

Total Common Stocks (cost $36,930,456)		55,950,017

SHORT-TERM INVESTMENTS–2.6%
INVESTMENT COMPANIES–2.6%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 0.01%(d)(e)(f) (cost $1,549,082)	1,549,082	1,549,082

TOTAL INVESTMENTS BEFORE SECURITY LENDING COLLATERAL FOR SECURITIES LOANED–97.2% (cost $38,479,538)		57,499,099

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED–1.7%
INVESTMENT COMPANIES–1.7%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 0.01%(d)(e)(f) (cost $1,007,754)	1,007,754	1,007,754

TOTAL INVESTMENTS–98.9% (cost $39,487,292)		58,506,853
Other assets less liabilities–1.1%		651,963

NET ASSETS–100.0%		$59,158,816

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	NOK	6,798	USD	800	07/15/2021	$9,926
Bank of America, NA	SEK	10,543	USD	1,233	07/15/2021	1,318
Bank of America, NA	USD	494	RUB	36,733	07/28/2021	5,680
Barclays Bank PLC	INR	23,888	USD	316	07/15/2021	(4,411)
Barclays Bank PLC	EUR	5,550	USD	6,806	08/03/2021	221,029
BNP Paribas SA	USD	2,608	AUD	3,358	08/25/2021	(89,066)
Citibank, NA	INR	13,792	USD	185	07/15/2021	92
Citibank, NA	USD	1,848	CAD	2,313	07/16/2021	18,136
Citibank, NA	USD	4,215	CNY	27,447	09/16/2021	5,895

5

INTERNATIONAL GROWTH PORTFOLIO PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Citibank, NA	USD	226	CNY	1,471	09/16/2021	$(220)
Deutsche Bank AG	BRL	4,701	USD	952	07/02/2021	6,467
Deutsche Bank AG	USD	940	BRL	4,701	07/02/2021	5,366
Deutsche Bank AG	INR	52,460	USD	705	07/15/2021	351
Deutsche Bank AG	USD	949	BRL	4,701	08/03/2021	(6,696)
Goldman Sachs Bank USA	BRL	4,232	USD	846	07/02/2021	(4,831)
Goldman Sachs Bank USA	USD	794	BRL	4,232	07/02/2021	56,370
Goldman Sachs Bank USA	KRW	118,604	USD	106	07/22/2021	1,080
Goldman Sachs Bank USA	USD	2,414	TWD	67,713	07/22/2021	14,070
Goldman Sachs Bank USA	USD	4,363	JPY	474,862	08/19/2021	(87,291)
Goldman Sachs Bank USA	USD	696	ZAR	9,683	09/16/2021	(24,384)
JPMorgan Chase Bank, NA	BRL	469	USD	94	07/02/2021	(535)
JPMorgan Chase Bank, NA	USD	91	BRL	469	07/02/2021	3,647
Morgan Stanley Capital Services, Inc.	TWD	13,892	USD	499	07/22/2021	615
Morgan Stanley Capital Services, Inc.	CNY	994	USD	152	09/16/2021	(467)
Natwest Markets PLC	USD	122	TWD	3,373	07/22/2021	(1,187)
Standard Chartered Bank	USD	2,458	KRW	2,740,911	07/22/2021	(32,755)
State Street Bank & Trust Co.	NOK	2,884	USD	341	07/15/2021	6,249
State Street Bank & Trust Co.	SEK	1,405	USD	167	07/15/2021	2,893
State Street Bank & Trust Co.	USD	277	INR	20,399	07/15/2021	(3,315)
State Street Bank & Trust Co.	USD	78	NOK	652	07/15/2021	(2,576)
State Street Bank & Trust Co.	USD	145	SEK	1,201	07/15/2021	(4,673)
State Street Bank & Trust Co.	CAD	393	USD	322	07/16/2021	5,071
State Street Bank & Trust Co.	USD	123	CAD	149	07/16/2021	(2,858)
State Street Bank & Trust Co.	EUR	334	USD	399	08/03/2021	3,080
State Street Bank & Trust Co.	USD	166	EUR	139	08/03/2021	(1,253)
State Street Bank & Trust Co.	CHF	1,055	USD	1,158	08/05/2021	16,669
State Street Bank & Trust Co.	USD	152	CHF	137	08/05/2021	(4,279)
State Street Bank & Trust Co.	JPY	33,181	USD	304	08/19/2021	4,794
State Street Bank & Trust Co.	USD	596	JPY	66,029	08/19/2021	(1,382)
State Street Bank & Trust Co.	USD	264	MXN	5,349	08/27/2021	2,263
State Street Bank & Trust Co.	CNY	695	USD	107	09/16/2021	(10)
State Street Bank & Trust Co.	ZAR	1,278	USD	88	09/16/2021	(520)
UBS AG	TWD	3,386	USD	122	07/22/2021	599
UBS AG	USD	96	TWD	2,671	07/22/2021	(236)

						$118,715

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At June 30, 2021, the aggregate market value of these securities amounted to $4,107,101 or 6.9% of net assets.

(d)	Affiliated investments.

(e)	The rate shown represents the 7-day yield as of period end.

(f)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

6

AB Variable Products Series Fund

Currency Abbreviations:

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

CHF—Swiss Franc

CNY—Chinese Yuan Renminbi

EUR—Euro

INR—Indian Rupee

JPY—Japanese Yen

KRW—South Korean Won

MXN—Mexican Peso

NOK—Norwegian Krone

RUB—Russian Ruble

SEK—Swedish Krona

TWD—New Taiwan Dollar

USD—United States Dollar

ZAR—South African Rand

Glossary:

ADR—American Depositary Receipt

See notes to financial statements.

7

INTERNATIONAL GROWTH PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES

June 30, 2021 (unaudited)	AB Variable Products Series Fund

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $36,930,456)	$55,950,017	(a)
Affiliated issuers (cost $2,556,836—including investment of cash collateral for securities loaned of $1,007,754)	2,556,836
Foreign currencies, at value (cost $1,620,006)	1,619,144
Unrealized appreciation on forward currency exchange contracts	391,660
Receivable for investment securities sold and foreign currency transactions	147,433
Unaffiliated dividends receivable	106,696
Receivable for capital stock sold	6,782
Affiliated dividends receivable	15

Total assets	60,778,583

LIABILITIES
Payable for collateral received on securities loaned	1,007,754
Unrealized depreciation on forward currency exchange contracts	272,945
Foreign capital gains tax payable	107,391
Payable for investment securities purchased and foreign currency transactions	36,669
Advisory fee payable	34,360
Payable for capital stock redeemed	30,519
Administrative fee payable	20,282
Distribution fee payable	6,606
Transfer Agent fee payable	129
Accrued expenses and other liabilities	103,112

Total liabilities	1,619,767

NET ASSETS	$59,158,816

COMPOSITION OF NET ASSETS
Capital stock, at par	$2,070
Additional paid-in capital	29,604,767
Distributable earnings	29,551,979

NET ASSETS	$59,158,816

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$27,398,619	950,005	$28.84

B	$31,760,197	1,120,390	$28.35

(a)	Includes securities on loan with a value of $3,099,122 (see Note E).

See notes to financial statements.

8

INTERNATIONAL GROWTH PORTFOLIO
STATEMENT OF OPERATIONS

Six Months Ended June 30, 2021 (unaudited)	AB Variable Products Series Fund

INVESTMENT INCOME
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $65,317)	$444,182
Affiliated issuers	163
Securities lending income	3,437

447,782

EXPENSES
Advisory fee (see Note B)	221,533
Distribution fee—Class B	39,875
Transfer agency—Class A	1,139
Transfer agency—Class B	1,337
Custody and accounting	48,024
Administrative	39,336
Audit and tax	26,444
Printing	13,875
Legal	10,410
Directors’ fees	9,658
Miscellaneous	5,934

Total expenses	417,565
Less: expenses waived and reimbursed by the Adviser (see Notes B & E)	(15,541)

Net expenses	402,024

Net investment income	45,758

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions(a)	5,044,732
Forward currency exchange contracts	(101,490)
Foreign currency transactions	300,663
Net change in unrealized appreciation/depreciation of:
Investments(b)	(2,495,731)
Forward currency exchange contracts	(121,925)
Foreign currency denominated assets and liabilities	5,747

Net gain on investment and foreign currency transactions	2,631,996

NET INCREASE IN NET ASSETS FROM OPERATIONS	$2,677,754

(a)	Net of foreign realized capital gains taxes of $3,215.

(b)	Net of increase in accrued foreign capital gains taxes on unrealized gains of $52,193.

See notes to financial statements.

9

INTERNATIONAL GROWTH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS	AB Variable Products Series Fund

	Six Months Ended June 30, 2021 (unaudited)		Year Ended December 31, 2020
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$45,758		$(287,752)
Net realized gain on investment and foreign currency transactions	5,243,905		5,175,567
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(2,611,909)		9,124,962

Net increase in net assets from operations	2,677,754		14,012,777
Distributions to Shareholders
Class A	–0	–	(2,359,331)
Class B	–0	–	(2,741,392)
CAPITAL STOCK TRANSACTIONS
Net decrease	(2,997,376)		(3,312,483)

Total increase (decrease)	(319,622)		5,599,571
NET ASSETS
Beginning of period	59,478,438		53,878,867

End of period	$59,158,816		$59,478,438

See notes to financial statements.

10

INTERNATIONAL GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

June 30, 2021 (unaudited)	AB Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AB International Growth Portfolio (the “Portfolio”) is a series of AB Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland as an open-end series investment company. The Fund offers 11 separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The

11

INTERNATIONAL GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of June 30, 2021:

	Level 1		Level 2	Level 3		Total
Investments in Securities:
Assets:
Common Stocks:
Financials	$1,817,878		$9,592,345	$–0	–	$11,410,223
Industrials	3,580,971		6,856,966	–0	–	10,437,937
Information Technology	3,004,550		6,972,647	–0	–	9,977,197
Health Care	2,612,265		5,369,172	–0	–	7,981,437
Consumer Discretionary	2,127,820		2,460,278	–0	–	4,588,098
Materials	1,078,886		3,047,813	–0	–	4,126,699
Consumer Staples	–0	–	3,991,270	–0	–	3,991,270

12

AB Variable Products Series Fund

	Level 1		Level 2		Level 3		Total
Communication Services	$425,630		$890,067		$–0	–	$1,315,697
Utilities	–0	–	1,138,331		–0	–	1,138,331
Energy	–0	–	983,128		–0	–	983,128
Short-Term Investments	1,549,082		–0	–	–0	–	1,549,082
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	1,007,754		–0	–	–0	–	1,007,754

Total Investments in Securities	17,204,836		41,302,017	(a)	–0	–	58,506,853
Other Financial Instruments(b):
Assets:
Forward Currency Exchange Contracts	–0	–	391,660		–0	–	391,660
Liabilities:
Forward Currency Exchange Contracts	–0	–	(272,945)		–0	–	(272,945)

Total	$17,204,836		$41,420,732		$–0	–	$58,625,568

(a)	A significant portion of the Portfolio’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note A.1.

(b)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income. The Portfolio accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

13

INTERNATIONAL GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has contractually agreed to waive its management fee and/or bear expenses of the Portfolio in order to reduce the Portfolio’s total operating expenses by an amount equal to 0.05% on an annual basis of the average net assets for Class A and Class B. For the six months ended June 30, 2021, such reimbursements/waivers amounted to $14,768. This fee waiver and/or expense reimbursement agreement extends through May 1, 2022 and then may be extended by the Adviser for additional one-year terms.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the six months ended June 30, 2021, the reimbursement for such services amounted to $39,336.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $818 for the six months ended June 30, 2021.

The Portfolio may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive ..10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2022. In connection with the investment by the Portfolio in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Portfolio in an amount equal to the Portfolio’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. For the six months ended June 30, 2021, such waiver amounted to $760.

A summary of the Portfolio’s transactions in AB mutual funds for the six months ended June 30, 2021 is as follows:

Portfolio	Market Value 12/31/20 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 6/30/21 (000)	Dividend Income (000)
Government Money Market Portfolio	$1,456	$8,032	$7,939	$1,549	$0	*
Government Money Market Portfolio**	2,335	8,283	9,610	1,008	0	*

Total				$2,557	$0	*

*	Amount is less than $500.

**	Investments of cash collateral for securities lending transactions (see Note E).

During the second quarter of 2018, AXA S.A. (“AXA”), a French holding company for the AXA Group, completed the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (now named Equitable Holdings, Inc.)(“Equitable”), through an initial public offering. Equitable is the holding company for a diverse group of financial services companies, including an approximate 65% economic interest in the Adviser and a 100% interest in AllianceBernstein Corporation, the general partner of the Adviser. Since the initial sale, AXA has completed additional offerings (and related transactions). As a result, as of May 20, 2021, AXA no longer owns shares of Equitable.

14

AB Variable Products Series Fund

Sales that were completed on November 13, 2019 resulted in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and may have been deemed to have been an “assignment” causing a termination of the Portfolio’s investment advisory and administration agreements. In order to ensure that investment advisory and administration services could continue uninterrupted in the event of a Change of Control Event, the Board previously approved new investment advisory and administration agreements with the Adviser, and shareholders of the Portfolio subsequently approved the new investment advisory agreement. These agreements became effective on November 13, 2019.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended June 30, 2021 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$8,813,841		$12,468,210
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$20,061,966
Gross unrealized depreciation	(923,690)

Net unrealized appreciation	$19,138,276

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal type of derivative utilized by the Portfolio, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in

15

INTERNATIONAL GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the six months ended June 30, 2021, the Portfolio held forward currency exchange contracts for hedging purposes.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

The Portfolio’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s OTC counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

During the six months ended June 30, 2021, the Portfolio had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	$391,660	Unrealized depreciation on forward currency exchange contracts	$272,945

Total		$391,660		$272,945

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	$(101,490)	$(121,925)

Total		$(101,490)	$(121,925)

The following table represents the average monthly volume of the Portfolio’s derivative transactions during the six months ended June 30, 2021:

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$26,107,914
Average principal amount of sale contracts	$18,331,300

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

16

AB Variable Products Series Fund

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Portfolio’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Portfolio as of June 30, 2021. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset		Cash Collateral Received*		Security Collateral Received*		Net Amount of Derivative Assets
Bank of America, NA	$16,924	$–0	–	$–0	–	$–0	–	$16,924
Barclays Bank PLC	221,029	(4,411)		–0	–	–0	–	216,618
Citibank, NA	24,123	(220)		–0	–	–0	–	23,903
Deutsche Bank AG	12,184	(6,696)		–0	–	–0	–	5,488
Goldman Sachs Bank USA	71,520	(71,520)		–0	–	–0	–	–0	–
JPMorgan Chase Bank, NA	3,647	(535)		–0	–	–0	–	3,112
Morgan Stanley Capital Services, Inc.	615	(467)		–0	–	–0	–	148
State Street Bank & Trust Co.	41,019	(20,866)		–0	–	–0	–	20,153
UBS AG	599	(236)		–0	–	–0	–	363

Total	$391,660	$(104,951)		$–0	–	$–0	–	$286,709	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset		Cash Collateral Pledged*		Security Collateral Pledged*		Net Amount of Derivative Liabilities
Barclays Bank PLC	$4,411	$(4,411)		$–0	–	$–0	–	$–0	–
BNP Paribas SA	89,066	–0	–	–0	–	–0	–	89,066
Citibank, NA	220	(220)		–0	–	–0	–	–0	–
Deutsche Bank AG	6,696	(6,696)		–0	–	–0	–	–0	–
Goldman Sachs Bank USA	116,506	(71,520)		–0	–	–0	–	44,986
JPMorgan Chase Bank, NA	535	(535)		–0	–	–0	–	–0	–
Morgan Stanley Capital Services, Inc.	467	(467)		–0	–	–0	–	–0	–
Natwest Markets PLC	1,187	–0	–	–0	–	–0	–	1,187
Standard Chartered Bank	32,755	–0	–	–0	–	–0	–	32,755
State Street Bank & Trust Co.	20,866	(20,866)		–0	–	–0	–	–0	–
UBS AG	236	(236)		–0	–	–0	–	–0	–

Total	$272,945	$(104,951)		$–0	–	$–0	–	$167,994	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Securities Lending

The Portfolio may enter into securities lending transactions. Under the Portfolio’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Portfolio cannot sell or repledge any non-cash collateral, such collateral will not be reflected in the portfolio of investments. If a loan is collateralized

17

INTERNATIONAL GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

by cash, the Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If the Portfolio receives non-cash collateral, the Portfolio will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any dividend income or other distributions from the securities; however, these distributions will not be afforded the same preferential tax treatment as qualified dividends. The Portfolio will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. The collateral will be adjusted the next business day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and Government Money Market Portfolio are reflected in the statement of operations. When the Portfolio earns net securities lending income from Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral investment by the Portfolio in Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Portfolio’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

A summary of the Portfolio’s transactions surrounding securities lending for the six months ended June 30, 2021 is as follows:

				Government Money Market Portfolio
Market Value of Securities on Loan*	Cash Collateral*	Market Value of Non-Cash Collateral*	Income from Borrowers	Income Earned	Advisory Fee Waived
$3,099,122	$1,007,754	$2,252,554	$3,366	$71	$13

*	As of June 30, 2021.

NOTE F: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES			AMOUNT
	Six Months Ended June 30, 2021 (unaudited)		Year Ended December 31, 2020	Six Months Ended June 30, 2021 (unaudited)		Year Ended December 31, 2020
Class A
Shares sold	15,339		19,172	$430,777		$434,740
Shares issued in reinvestment of dividends and distributions	–0	–	102,313	–0	–	2,359,331
Shares redeemed	(59,995)		(153,877)	(1,692,101)		(3,611,499)

Net decrease	(44,656)		(32,392)	$(1,261,324)		$(817,428)

Class B
Shares sold	46,860		108,028	$1,285,269		$2,392,079
Shares issued in reinvestment of dividends and distributions	–0	–	120,660	–0	–	2,741,392
Shares redeemed	(108,951)		(331,740)	(3,021,321)		(7,628,526)

Net decrease	(62,091)		(103,052)	$(1,736,052)		$(2,495,055)

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AB Variable Products Series Fund

At June 30, 2021, certain shareholders of the Portfolio owned 80% in aggregate of the Portfolio’s outstanding shares. Significant transactions by such shareholders, if any, may impact the Portfolio’s performance.

NOTE G: Risks Involved in Investing in the Portfolio

Market Risk—The value of the Portfolio’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market. It includes the risk that a particular style of investing, such as the Portfolio’s growth approach, may underperform the market generally.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small- and mid-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Leverage Risk—When the Portfolio borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s investments. The Portfolio may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Portfolio, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Portfolio than if the Portfolio were not leveraged, but may also adversely affect returns, particularly if the market is declining.

LIBOR Transition and Associated Risk—A Portfolio may invest in debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. The United Kingdom Financial Conduct Authority, which regulates LIBOR, will cease publishing certain LIBOR benchmarks at the end of 2021. Although certain LIBOR rates are intended to be published until June 2023, banks are strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. Although financial regulators and industry working groups have suggested alternative reference rates, such as the European Interbank Offer Rate, the Sterling Overnight Interbank Average Rate and the Secured Overnight Financing Rate, global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR is underway but remains incomplete. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Portfolio’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting a Portfolio’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work

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INTERNATIONAL GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Portfolio is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE H: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended June 30, 2021.

NOTE I: Distributions to Shareholders

The tax character of distributions to be paid for the year ending December 31, 2021 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended December 31, 2020 and December 31, 2020 were as follows:

	2020	2019
Distributions paid from:
Ordinary income	$1,009,224	$211,048
Net long-term capital gains	4,091,499	1,272,118

Total taxable distributions paid	$5,100,723	$1,483,166

As of December 31, 2020, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed capital gains	$5,551,679
Unrealized appreciation/(depreciation)	21,322,546	(a)

Total accumulated earnings/(deficit)	$26,874,225

(a)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments and the tax deferral of losses on wash sales.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of December 31, 2020, the Portfolio did not have any capital loss carryforwards.

NOTE J: Recent Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2020-04, “Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” ASU 2020-04 provides optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates. ASU 2020-04 is effective as of March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.

NOTE K: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

20

INTERNATIONAL GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS A
Six Months Ended June 30, 2021 (unaudited)	Year Ended December 31,
2020	2019	2018	2017	2016
Net asset value, beginning of period	$27.56	$23.49	$18.99	$23.15	$17.34	$18.62

Income From Investment Operations
Net investment income (loss) (a) (b)	.04	(.10)	.08	.15	.06	.11	†
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.24	6.65	5.08	(4.16)	6.00	(1.39)

Net increase (decrease) in net asset value from operations	1.28	6.55	5.16	(4.01)	6.06	(1.28)

Less: Dividends and Distributions
Dividends from net investment income	–0	–	(.34)	(.13)	(.15)	(.25)	–0	–
Distributions from net realized gain on investment transactions	–0	–	(2.14)	(.53)	–0	–	–0	–	–0	–

Total dividends and distributions	–0	–	(2.48)	(.66)	(.15)	(.25)	–0	–

Net asset value, end of period	$28.84	$27.56	$23.49	$18.99	$23.15	$17.34

Total Return
Total investment return based on net asset value (c)*	4.64%	29.94%	27.53%	(17.41)%	35.02%	(6.87	)%†

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$27,399	$27,410	$24,123	$21,522	$30,318	$26,045
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.23	%^	1.31%	1.36%	1.27%	1.24%	1.27%
Expenses, before waivers/reimbursements	1.28	%^	1.37%	1.41%	1.29%	1.24%	1.27%
Net investment income (loss) (b)	.29	%^	(.42)%	.40%	.69%	.30%	.60	%†
Portfolio turnover rate	16%	34%	49%	33%	52%	52%

See	footnote summary on page 22.

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INTERNATIONAL GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS

(continued)	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS B
Six Months Ended June 30, 2021 (unaudited)	Year Ended December 31,
2020	2019	2018	2017	2016
Net asset value, beginning of period	$27.12	$23.15	$18.71	$22.80	$17.09	$18.39

Income From Investment Operations
Net investment income (loss) (a) (b)	.01	(.15)	.03	.09	.01	.07	†
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.22	6.54	5.00	(4.09)	5.90	(1.37)

Net increase (decrease) in net asset value from operations	1.23	6.39	5.03	(4.00)	5.91	(1.30)

Less: Dividends and Distributions
Dividends from net investment income	–0	–	(.28)	(.06)	(.09)	(.20)	–0	–
Distributions from net realized gain on investment transactions	–0	–	(2.14)	(.53)	–0	–	–0	–	–0	–

Total dividends and distributions	–0	–	(2.42)	(.59)	(.09)	(.20)	–0	–

Net asset value, end of period	$28.35	$27.12	$23.15	$18.71	$22.80	$17.09

Total Return
Total investment return based on net asset value (c)*	4.53%	29.60%	27.23%	(17.60)%	34.63%	(7.07	)%†

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$31,760	$32,068	$29,756	$28,169	$41,007	$32,843
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.48	%^	1.56%	1.61%	1.52%	1.49%	1.52%
Expenses, before waivers/reimbursements	1.53	%^	1.62%	1.66%	1.54%	1.49%	1.52%
Net investment income (loss) (b)	.04	%^	(.67)%	.15%	.43%	.04%	.37	%†
Portfolio turnover rate	16%	34%	49%	33%	52%	52%

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

†	For the year ended December 31, 2016, the amount includes a refund for overbilling of prior years’ custody out of pocket fees as follows:

Net Investment Income Per Share	Net Investment Income Ratio	Total Return
$.04	.22%	.23%

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the years ended December 31, 2017 and December 31, 2016 by .01% and .09%, respectively.

^	Annualized.

See notes to financial statements.

22

INTERNATIONAL GROWTH PORTFOLIO	AB Variable Products Series Fund

OPERATION AND EFFECTIVENESS OF THE PORTFOLIO’S LIQUIDITY RISK MANAGEMENT PROGRAM:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Portfolio to designate an Administrator of the Portfolio’s Liquidity Risk Management Program. The Administrator of the Portfolio’s LRMP is AllianceBernstein L.P., the Portfolio’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Portfolio’s Board of Directors (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Portfolio’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2021, which covered the period January 1, 2020 through December 31, 2020 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that the Portfolio will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Portfolio classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Portfolio’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Portfolio participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Portfolio is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Portfolio’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Portfolio’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Portfolio’s LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, beginning in March 2020, all financial markets experienced extreme levels of price volatility and relative illiquidity resulting from the COVID-19 impacts on the global economy. This extreme relative illiquidity resulted in significantly wider bid-ask spreads to transact in securities, including many of those securities held by the Portfolio, and in a diminished depth of liquidity in most markets, to varying degrees. Nonetheless, there were no liquidity events that impacted the Portfolio or its ability to timely meet redemptions during the Program Reporting Period.

23

INTERNATIONAL GROWTH PORTFOLIO

CONTINUANCE DISCLOSURE	AB Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE FUND’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AB Variable Products Series Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB International Growth Portfolio (the “Fund”) at a meeting held by video conference on May 3-5, 2021 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant at the request of the directors. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2019 and 2020 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts

24

AB Variable Products Series Fund

for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Fund’s Class B shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended February 28, 2021 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median. Taking into account the administrative expense reimbursement paid to the Adviser in the latest fiscal year, the directors noted that the Adviser’s total rate of compensation was above the median.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also compared the advisory fee rate for the Fund with that for another fund advised by the Adviser utilizing similar investment strategies.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional clients. In this regard, the Adviser noted, among other things, that, compared to institutional accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

25

INTERNATIONAL GROWTH PORTFOLIO
CONTINUANCE DISCLOSURE

(continued)	AB Variable Products Series Fund

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that the Fund’s expense ratio was above a median, after giving effect to a voluntary waiver by the Adviser. After reviewing and discussing the Adviser’s explanations of the reasons for this, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

26

VPS-IG-0152-0621

JUN    06.30.21

SEMI-ANNUAL REPORT

AB VARIABLE PRODUCTS SERIES FUND, INC.

+	INTERNATIONAL VALUE PORTFOLIO

As of May 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Portfolio’s shareholder reports from the insurance company that offers your contract unless you specifically requested paper copies from the insurance company or from your financial intermediary. Instead of delivering paper copies of the reports, the insurance company may choose to make the reports available on a website, and will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

You may elect to receive all future reports in paper free of charge from the insurance company. You can inform the insurance company or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by the insurance company or by contacting your financial intermediary. Your election to receive reports in paper will apply to all portfolio companies available under your contract with the insurance company.

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

INTERNATIONAL VALUE PORTFOLIO

EXPENSE EXAMPLE (unaudited)	AB Variable Products Series Fund

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value January 1, 2021	Ending Account Value June 30, 2021	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,097.60	$4.68	0.90%
Hypothetical (5% annual return before expenses)	$1,000	$1,020.33	$4.51	0.90%

Class B
Actual	$1,000	$1,096.90	$5.98	1.15%
Hypothetical (5% annual return before expenses)	$1,000	$1,019.09	$5.76	1.15%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

1

INTERNATIONAL VALUE PORTFOLIO
TEN LARGEST HOLDINGS[1]

June 30, 2021 (unaudited)	AB Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Roche Holding AG	$14,764,506	4.3%
Bank of Ireland Group PLC	7,729,815	2.2
Stellantis NV	7,656,038	2.2
Airbus SE	7,235,083	2.1
SCREEN Holdings Co., Ltd.	7,115,248	2.1
GlaxoSmithKline PLC	7,029,498	2.0
EDP—Energias de Portugal SA	6,823,366	2.0
Suncorp Group Ltd.	6,794,996	2.0
Tosoh Corp.	6,754,008	1.9
Erste Group Bank AG	6,717,771	1.9

	$78,620,329	22.7%

SECTOR BREAKDOWN2

June 30, 2021 (unaudited)

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Consumer Discretionary	$64,999,327	19.1%
Financials	64,369,386	18.9
Health Care	40,472,445	11.9
Industrials	40,054,230	11.7
Consumer Staples	29,230,292	8.6
Information Technology	25,134,631	7.4
Materials	23,863,384	7.0
Communication Services	20,296,013	6.0
Energy	13,295,004	3.9
Utilities	12,712,536	3.7
Real Estate	5,267,507	1.5
Short-Term Investments	1,110,375	0.3

Total Investments	$340,805,130	100.0%

1	Long-term investments.

2	The Portfolio’s sector breakdown is expressed as a percentage of total investments and may vary over time.The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

2

INTERNATIONAL VALUE PORTFOLIO
COUNTRY BREAKDOWN[1]

June 30, 2021 (unaudited)	AB Variable Products Series Fund

COUNTRY	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Japan	$68,906,283	20.2%
United Kingdom	50,647,413	14.9
France	35,134,410	10.3
Netherlands	20,288,519	6.0
Germany	20,277,398	5.9
Italy	19,291,145	5.7
Switzerland	18,719,048	5.5
Ireland	16,388,068	4.8
South Korea	10,411,161	3.1
Sweden	8,633,202	2.5
Australia	8,604,881	2.5
Denmark	7,802,064	2.3
Canada	7,548,285	2.2
Other	47,042,878	13.8
Short-Term Investments	1,110,375	0.3

Total Investments	$340,805,130	100.0%

1	All data are as of June 30, 2021. The Portfolio’s country breakdown is expressed as a percentage of total investments and may vary over time. “Other” country weightings represent 2.0% or less in the following: Austria, Belgium, Finland, Israel, Macau, Norway, Poland, Portugal and Spain.

3

INTERNATIONAL VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS

June 30, 2021 (unaudited)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–98.1%
CONSUMER DISCRETIONARY–18.8%
AUTO COMPONENTS–3.2%
Faurecia SE	136,146	$6,692,971
Pirelli & C SpA(a) (b)	777,141	4,519,124

		11,212,095

AUTOMOBILES–3.6%
Stellantis NV	389,288	7,656,038
Suzuki Motor Corp.	114,400	4,848,224

		12,504,262

DIVERSIFIED CONSUMER SERVICES–1.7%
Benesse Holdings, Inc.	231,400	5,746,788

HOTELS, RESTAURANTS & LEISURE–4.3%
Entain PLC(c)	231,010	5,582,036
Galaxy Entertainment Group Ltd.(c)	534,000	4,269,909
Restaurant Brands International, Inc.	78,420	5,052,763

		14,904,708

HOUSEHOLD DURABLES–2.6%
Persimmon PLC	104,050	4,262,262
Sony Group Corp.	48,400	4,693,213

		8,955,475

SPECIALTY RETAIL–0.7%
Kingfisher PLC	476,754	2,406,222

TEXTILES, APPAREL & LUXURY GOODS–2.7%
HUGO BOSS AG	95,160	5,183,236
Pandora A/S	30,290	4,086,541

		9,269,777

		64,999,327

FINANCIALS–18.6%
BANKS–13.0%
Bank Hapoalim BM(c)	184,678	1,482,709
Bank Leumi Le-Israel BM(c)	465,060	3,533,862
Bank of Ireland Group PLC(c)	1,440,481	7,729,815
Bank Polska Kasa Opieki SA(c)	143,770	3,508,447
BNP Paribas SA	82,220	5,160,097
Erste Group Bank AG	182,740	6,717,771
KBC Group NV	81,190	6,198,963
Mediobanca Banca di Credito Finanziario SpA(c)	452,770	5,297,476
Nordea Bank Abp	474,710	5,286,326

		44,915,466

CAPITAL MARKETS–1.2%
Credit Suisse Group AG	377,777	3,954,542

CONSUMER FINANCE–0.0%
Isracard Ltd.(c)	1	4

Company	Shares	U.S. $ Value

DIVERSIFIED FINANCIAL SERVICES–0.9%
ORIX Corp.	192,800	$3,258,628

INSURANCE–3.5%
NN Group NV	115,280	5,445,750
Suncorp Group Ltd.(a)	816,190	6,794,996

		12,240,746

		64,369,386

HEALTH CARE–11.7%
HEALTH CARE EQUIPMENT & SUPPLIES–3.0%
ConvaTec Group PLC(b)	1,560,619	5,194,083
Smith & Nephew PLC	241,770	5,243,320

		10,437,403

PHARMACEUTICALS–8.7%
GlaxoSmithKline PLC	357,570	7,029,498
Nippon Shinyaku Co., Ltd.	37,200	2,959,542
Roche Holding AG	39,180	14,764,506
Sanofi	50,270	5,281,496

		30,035,042

		40,472,445

INDUSTRIALS–11.6%
AEROSPACE & DEFENSE–3.1%
Airbus SE(c)	56,150	7,235,083
Saab AB–Class B	124,200	3,297,326

		10,532,409

ELECTRICAL EQUIPMENT–2.8%
Fuji Electric Co., Ltd.	127,300	5,941,996
Prysmian SpA	99,910	3,585,376

		9,527,372

INDUSTRIAL CONGLOMERATES–1.4%
Melrose Industries PLC	2,295,130	4,940,316

MACHINERY–1.6%
Alstom SA(c)	112,240	5,671,009

PROFESSIONAL SERVICES–0.8%
UT Group Co., Ltd.	97,000	2,830,560

ROAD & RAIL–1.0%
Sankyu, Inc.	79,800	3,467,776

TRADING COMPANIES & DISTRIBUTORS–0.9%
AerCap Holdings NV(c)	60,238	3,084,788

		40,054,230

CONSUMER STAPLES–8.4%
BEVERAGES–1.1%
Carlsberg AS–Class B	19,910	3,715,523

4

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

FOOD & STAPLES RETAILING–1.0%
Koninklijke Ahold Delhaize NV	122,650	$3,652,462

FOOD PRODUCTS–2.9%
Morinaga & Co., Ltd./Japan	46,000	1,471,157
Nichirei Corp.	138,500	3,641,637
Salmar ASA	75,900	5,038,870

		10,151,664

TOBACCO–3.4%
British American Tobacco PLC	164,190	6,374,767
Swedish Match AB	625,680	5,335,876

		11,710,643

		29,230,292

INFORMATION TECHNOLOGY–7.2%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–4.7%
NXP Semiconductors NV	17,180	3,534,270
SCREEN Holdings Co., Ltd.	72,400	7,115,248
SK Hynix, Inc.	49,170	5,549,746

		16,199,264

SOFTWARE–1.1%
Avast PLC(b)	600,930	4,073,953

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS–1.4%
Samsung Electronics Co., Ltd.	67,910	4,861,414

		25,134,631

MATERIALS–6.9%
CHEMICALS–4.0%
Evonik Industries AG	131,970	4,430,680
Tosoh Corp.	391,700	6,754,008
Zeon Corp.	202,300	2,799,824

		13,984,512

CONSTRUCTION MATERIALS–1.6%
CRH PLC	110,210	5,573,465

METALS & MINING–1.3%
Agnico Eagle Mines Ltd.	41,268	2,495,522
Northern Star Resources Ltd.	246,440	1,809,885

		4,305,407

		23,863,384

COMMUNICATION SERVICES–5.9%
DIVERSIFIED TELECOMMUNICATION SERVICES–3.1%
Deutsche Telekom AG	264,930	5,603,270
Orange SA	446,320	5,093,755

		10,697,025

Company	Shares	U.S. $ Value

ENTERTAINMENT–1.9%
GungHo Online Entertainment, Inc.	134,500	$2,671,228
Konami Holdings Corp.(a)	64,200	3,844,930

		6,516,158

INTERACTIVE MEDIA & SERVICES–0.9%
Dip Corp.	100,000	3,082,830

		20,296,013

ENERGY–3.8%
OIL, GAS & CONSUMABLE FUELS–3.8%
ENEOS Holdings, Inc.	852,200	3,571,399
Repsol SA(a)	332,945	4,182,650
Royal Dutch Shell PLC (Euronext Amsterdam)–Class A(a)	274,230	5,540,955

		13,295,004

UTILITIES–3.7%
ELECTRIC UTILITIES–3.7%
EDP–Energias de Portugal SA	1,287,354	6,823,366
Enel SpA	633,730	5,889,170

		12,712,536

REAL ESTATE–1.5%
REAL ESTATE MANAGEMENT & DEVELOPMENT–1.5%
Aroundtown SA	648,560	5,060,212
Daito Trust Construction Co., Ltd.	1,900	207,295

		5,267,507

Total Common Stocks (cost $288,182,660)		339,694,755

SHORT-TERM INVESTMENTS–0.3%
INVESTMENT COMPANIES–0.3%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 0.01%(d)(e)(f) (cost $1,110,375)	1,110,375	1,110,375

TOTAL INVESTMENTS–98.4% (cost $289,293,035)		340,805,130
Other assets less liabilities–1.6%		5,511,317

NET ASSETS–100.0%		$346,316,447

5

INTERNATIONAL VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	NOK	28,092	USD	3,304	07/15/2021	$41,017
Bank of America, NA	SEK	7,294	USD	871	07/15/2021	19,035
Bank of America, NA	USD	3,791	SEK	32,406	07/15/2021	(4,050)
Bank of America, NA	USD	1,508	RUB	112,289	07/28/2021	21,149
Bank of America, NA	USD	4,975	JPY	551,157	08/19/2021	(11,993)
Barclays Bank PLC	USD	1,667	KRW	1,857,615	07/22/2021	(23,576)
Barclays Bank PLC	EUR	19,653	USD	24,102	08/03/2021	782,680
Barclays Bank PLC	USD	567	JPY	62,795	08/19/2021	(1,292)
BNP Paribas SA	JPY	435,917	USD	3,949	08/19/2021	23,344
BNP Paribas SA	USD	3,637	SGD	4,849	08/19/2021	(31,120)
BNP Paribas SA	PLN	13,075	USD	3,453	09/17/2021	23,252
BNP Paribas SA	ILS	15,745	USD	4,824	09/30/2021	(10,547)
Citibank, NA	CAD	5,460	USD	4,362	07/16/2021	(42,812)
Citibank, NA	USD	814	NZD	1,124	07/29/2021	(27,912)
Citibank, NA	USD	7,097	CHF	6,386	08/05/2021	(188,965)
Citibank, NA	HKD	49,706	USD	6,402	08/19/2021	(517)
Citibank, NA	USD	5,604	GBP	3,980	08/26/2021	(98,189)
Citibank, NA	USD	2,716	CNY	17,687	09/16/2021	3,799
Deutsche Bank AG	BRL	7,454	USD	1,509	07/02/2021	10,254
Deutsche Bank AG	USD	1,490	BRL	7,454	07/02/2021	8,509
Deutsche Bank AG	USD	1,504	BRL	7,454	08/03/2021	(10,617)
Goldman Sachs Bank USA	BRL	7,454	USD	1,490	07/02/2021	(8,509)
Goldman Sachs Bank USA	USD	1,399	BRL	7,454	07/02/2021	99,287
Goldman Sachs Bank USA	JPY	78,919	USD	720	08/19/2021	9,822
Goldman Sachs Bank USA	USD	14,533	JPY	1,581,569	08/19/2021	(290,731)
JPMorgan Chase Bank, NA	JPY	99,255	USD	908	08/19/2021	14,482
Morgan Stanley Capital Services, Inc.	SEK	33,236	USD	3,923	07/15/2021	39,426
Morgan Stanley Capital Services, Inc.	EUR	1,064	USD	1,302	08/03/2021	40,156
Morgan Stanley Capital Services, Inc.	USD	3,476	EUR	2,925	08/03/2021	(5,814)
Morgan Stanley Capital Services, Inc.	USD	8,797	CHF	7,995	08/05/2021	(148,705)
Morgan Stanley Capital Services, Inc.	JPY	191,271	USD	1,736	08/19/2021	13,267
Morgan Stanley Capital Services, Inc.	USD	681	HKD	5,287	08/19/2021	(277)
Morgan Stanley Capital Services, Inc.	GBP	634	USD	876	08/26/2021	(859)
Natwest Markets PLC	CAD	828	USD	684	07/16/2021	16,357
Natwest Markets PLC	EUR	10,647	USD	12,747	08/03/2021	113,674
Natwest Markets PLC	USD	4,740	EUR	3,982	08/03/2021	(14,884)
Natwest Markets PLC	JPY	118,145	USD	1,074	08/19/2021	9,733
Natwest Markets PLC	USD	1,164	JPY	127,048	08/19/2021	(19,819)
Natwest Markets PLC	GBP	1,109	USD	1,551	08/26/2021	17,147
Standard Chartered Bank	CAD	831	USD	666	07/16/2021	(5,028)
Standard Chartered Bank	KRW	10,411,054	USD	9,337	07/22/2021	124,419
Standard Chartered Bank	KRW	1,801,203	USD	1,593	07/22/2021	(638)
State Street Bank & Trust Co.	SEK	9,261	USD	1,095	07/15/2021	12,556
State Street Bank & Trust Co.	USD	983	SEK	8,124	07/15/2021	(33,270)
State Street Bank & Trust Co.	CAD	2,561	USD	2,061	07/16/2021	(4,448)
State Street Bank & Trust Co.	USD	426	CAD	522	07/16/2021	(4,508)
State Street Bank & Trust Co.	EUR	35	USD	42	08/03/2021	1,278
State Street Bank & Trust Co.	USD	1,614	EUR	1,351	08/03/2021	(11,276)

6

AB Variable Products Series Fund

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
State Street Bank & Trust Co.	JPY	750,376	USD	6,888	08/19/2021	$130,668
State Street Bank & Trust Co.	USD	4,485	HKD	34,810	08/19/2021	(1,468)
State Street Bank & Trust Co.	GBP	674	USD	932	08/26/2021	(61)
State Street Bank & Trust Co.	USD	261	ILS	846	09/30/2021	(1,102)
UBS AG	USD	16,278	AUD	21,015	08/25/2021	(514,368)
UBS AG	USD	1,679	MXN	33,905	08/27/2021	9,789
UBS AG	USD	790	ILS	2,567	09/30/2021	(2,170)

						$65,575

(a)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(b)	Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At June 30, 2021, the aggregate market value of these securities amounted to $13,787,160 or 4.0% of net assets.

(c)	Non-income producing security.

(d)	Affiliated investments.

(e)	The rate shown represents the 7-day yield as of period end.

(f)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Currency Abbreviations:

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

CHF—Swiss Franc

CNY—Chinese Yuan Renminbi

EUR—Euro

GBP—Great British Pound

HKD—Hong Kong Dollar

ILS—Israeli Shekel

JPY—Japanese Yen

KRW—South Korean Won

MXN—Mexican Peso

NOK—Norwegian Krone

NZD—New Zealand Dollar

PLN—Polish Zloty

RUB—Russian Ruble

SEK—Swedish Krona

SGD—Singapore Dollar

USD—United States Dollar

See notes to financial statements.

7

INTERNATIONAL VALUE PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES

June 30, 2021 (unaudited)	AB Variable Products Series Fund

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $288,182,660)	$339,694,755	(a)
Affiliated issuers (cost $1,110,375)	1,110,375
Foreign currencies, at value (cost $2,593,513)	2,577,614
Receivable for investment securities sold and foreign currency transactions	4,111,601
Unrealized appreciation on forward currency exchange contracts	1,585,100
Unaffiliated dividends receivable	1,160,805
Receivable for capital stock sold	109,535
Affiliated dividends receivable	40

Total assets	350,349,825

LIABILITIES
Payable for investment securities purchased and foreign currency transactions	1,792,394
Unrealized depreciation on forward currency exchange contracts	1,519,525
Advisory fee payable	221,414
Payable for capital stock redeemed	104,288
Foreign capital gains tax payable	77,257
Distribution fee payable	64,311
Administrative fee payable	20,674
Transfer Agent fee payable	129
Accrued expenses	233,386

Total liabilities	4,033,378

NET ASSETS	$346,316,447

COMPOSITION OF NET ASSETS
Capital stock, at par	$21,996
Additional paid-in capital	303,782,245
Distributable earnings	42,512,206

NET ASSETS	$346,316,447

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$44,104,394	2,780,510	$15.86

B	$302,212,053	19,215,083	$15.73

(a)	Includes securities on loan with a value of $9,926,018 (see Note E).

See notes to financial statements.

8

INTERNATIONAL VALUE PORTFOLIO
STATEMENT OF OPERATIONS

Six Months Ended June 30, 2021 (unaudited)	AB Variable Products Series Fund

INVESTMENT INCOME
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $608,345)	$6,561,970
Affiliated issuers	209
Securities lending income	29,852

6,592,031

EXPENSES
Advisory fee (see Note B)	1,298,833
Distribution fee—Class B	377,632
Transfer agency—Class A	421
Transfer agency—Class B	2,867
Custody and accounting	78,554
Printing	67,078
Administrative	39,735
Audit and tax	27,620
Legal	18,177
Directors’ fees	11,575
Miscellaneous	19,715

Total expenses	1,942,207
Less: expenses waived and reimbursed by the Adviser (see Notes B & E)	(1,005)

Net expenses	1,941,202

Net investment income	4,650,829

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	24,778,812
Forward currency exchange contracts	(726,614)
Foreign currency transactions	267,483
Net change in unrealized appreciation/depreciation of:
Investments	3,541,560
Forward currency exchange contracts	(307,371)
Foreign currency denominated assets and liabilities	(66,263)

Net gain on investment and foreign currency transactions	27,487,607

NET INCREASE IN NET ASSETS FROM OPERATIONS	$32,138,436

See	notes to financial statements.

9

INTERNATIONAL VALUE PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS	AB Variable Products Series Fund

	Six Months Ended June 30, 2021 (unaudited)		Year Ended December 31, 2020
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$4,650,829		$3,805,022
Net realized gain (loss) on investment and foreign currency transactions	24,319,681		(11,954,683)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	3,167,926		13,751,888

Net increase in net assets from operations	32,138,436		5,602,227
Distributions to Shareholders
Class A	–0	–	(699,773)
Class B	–0	–	(4,157,435)
CAPITAL STOCK TRANSACTIONS
Net decrease	(27,230,981)		(36,959,684)

Total increase (decrease)	4,907,455		(36,214,665)
NET ASSETS
Beginning of period	341,408,992		377,623,657

End of period	$346,316,447		$341,408,992

See notes to financial statements.

10

INTERNATIONAL VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

June 30, 2021 (unaudited)	AB Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AB International Value Portfolio (the “Portfolio”) is a series of AB Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland as an open-end series investment company. The Fund offers 11 separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The

11

INTERNATIONAL VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of June 30, 2021:

	Level 1		Level 2	Level 3		Total
Investments in Securities:
Assets:
Common Stocks:
Consumer Discretionary	$5,052,763		$59,946,564	$–0	–	$64,999,327
Financials	–0	–	64,369,386	–0	–	64,369,386
Health Care	5,194,083		35,278,362	–0	–	40,472,445
Industrials	3,084,788		36,969,442	–0	–	40,054,230
Consumer Staples	–0	–	29,230,292	–0	–	29,230,292
Information Technology	3,534,270		21,600,361	–0	–	25,134,631
Materials	2,495,522		21,367,862	–0	–	23,863,384
Communication Services	–0	–	20,296,013	–0	–	20,296,013

12

AB Variable Products Series Fund

	Level 1		Level 2		Level 3		Total
Energy	$–0	–	$13,295,004		$–0	–	$13,295,004
Utilities	6,823,366		5,889,170		–0	–	12,712,536
Real Estate	–0	–	5,267,507		–0	–	5,267,507
Short-Term Investments	1,110,375		–0	–	–0	–	1,110,375

Total Investments in Securities	27,295,167		313,509,963	(a)	–0	–	340,805,130
Other Financial Instruments(b):
Assets:
Forward Currency Exchange Contracts	–0	–	1,585,100		–0	–	1,585,100
Liabilities:
Forward Currency Exchange Contracts	–0	–	(1,519,525)		–0	–	(1,519,525)

Total	$27,295,167		$313,575,538		$–0	–	$340,870,705

(a)	A significant portion of the Portfolio’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note A.1.

(b)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income. The Portfolio accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

13

INTERNATIONAL VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis (the “Expense Caps”) to 1.20% and 1.45% of daily average net assets for Class A and Class B shares, respectively. For the six months ended June 30, 2021, there were no expenses waived by the Adviser.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the six months ended June 30, 2021, the reimbursement for such services amounted to $39,735.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $818 for the six months ended June 30, 2021.

The Portfolio may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2022. In connection with the investment by the Portfolio in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Portfolio in an amount equal to the Portfolio’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. For the six months ended June 30, 2021, such waiver amounted to $941.

A summary of the Portfolio’s transactions in AB mutual funds for the six months ended June 30, 2021 is as follows:

Portfolio	Market Value 12/31/20 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 6/30/21 (000)		Dividend Income (000)
Government Money Market Portfolio	$318	$45,061	$44,269	$1,110		$0	*
Government Money Market Portfolio**	5,169	26,901	32,070	–0	–	0	*

Total				$1,110		$0	*

*	Amount is less than $500.

**	Investments of cash collateral for securities lending transactions (see Note E).

During the second quarter of 2018, AXA S.A. (“AXA”), a French holding company for the AXA Group, completed the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (now named Equitable Holdings, Inc.)(“Equitable”), through an initial public offering. Equitable is the holding company for a diverse group of financial services companies, including an approximate 65% economic interest in the Adviser and a 100% interest in AllianceBernstein Corporation, the general partner of the Adviser. Since the initial sale, AXA has completed additional offerings (and related transactions). As a result, as of May 20, 2021, AXA no longer owns shares of Equitable.

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AB Variable Products Series Fund

Sales that were completed on November 13, 2019 resulted in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and may have been deemed to have been an “assignment” causing a termination of the Portfolio’s investment advisory and administration agreements. In order to ensure that investment advisory and administration services could continue uninterrupted in the event of a Change of Control Event, the Board previously approved new investment advisory and administration agreements with the Adviser, and shareholders of the Portfolio subsequently approved the new investment advisory agreement. These agreements became effective on November 13, 2019.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended June 30, 2021 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$85,706,285		$110,148,374
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$61,107,765
Gross unrealized depreciation	(9,530,095)

Net unrealized appreciation	$51,577,670

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal type of derivative utilized by the Portfolio, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

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INTERNATIONAL VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the six months ended June 30, 2021, the Portfolio held forward currency exchange contracts for hedging purposes.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

The Portfolio’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s OTC counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

During the six months ended June 30, 2021, the Portfolio had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	$1,585,100	Unrealized depreciation on forward currency exchange contracts	$1,519,525

Total		$1,585,100		$1,519,525

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	$(726,614)	$(307,371)

Total		$(726,614)	$(307,371)

The following table represents the average monthly volume of the Portfolio’s derivative transactions during the six months ended June 30, 2021:

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$81,689,195
Average principal amount of sale contracts	$81,165,279

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

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AB Variable Products Series Fund

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Portfolio’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Portfolio as of June 30, 2021. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset	Cash Collateral Received*	Security Collateral Received*	Net Amount of Derivative Assets
Bank of America, NA	$81,201	$(16,043)	$–0	–	$–0	–	$65,158
Barclays Bank PLC	782,680	(24,868)	–0	–	–0	–	757,812
BNP Paribas SA	46,596	(41,667)	–0	–	–0	–	4,929
Citibank, NA	3,799	(3,799)	–0	–	–0	–	–0	–
Deutsche Bank AG	18,763	(10,617)	–0	–	–0	–	8,146
Goldman Sachs Bank USA	109,109	(109,109)	–0	–	–0	–	–0	–
JPMorgan Chase Bank, NA	14,482	–0	–	–0	–	–0	–	14,482
Morgan Stanley Capital Services, Inc.	92,849	(92,849)	–0	–	–0	–	–0	–
Natwest Markets PLC	156,911	(34,703)	–0	–	–0	–	122,208
Standard Chartered Bank	124,419	(5,666)	–0	–	–0	–	118,753
State Street Bank & Trust Co.	144,502	(56,133)	–0	–	–0	–	88,369
UBS AG	9,789	(9,789)	–0	–	–0	–	–0	–

Total	$1,585,100	$(405,243)	$–0	–	$–0	–	$1,179,857	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset	Cash Collateral Pledged*	Security Collateral Pledged*	Net Amount of Derivative Liabilities
Bank of America, NA	$16,043	$(16,043)	$–0	–	$–0	–	$–0	–
Barclays Bank PLC	24,868	(24,868)	–0	–	–0	–	–0	–
BNP Paribas SA	41,667	(41,667)	–0	–	–0	–	–0	–
Citibank, NA	358,395	(3,799)	–0	–	–0	–	354,596
Deutsche Bank AG	10,617	(10,617)	–0	–	–0	–	–0	–
Goldman Sachs Bank USA	299,240	(109,109)	–0	–	–0	–	190,131
Morgan Stanley Capital Services, Inc.	155,655	(92,849)	–0	–	–0	–	62,806
Natwest Markets PLC	34,703	(34,703)	–0	–	–0	–	–0	–
Standard Chartered Bank	5,666	(5,666)	–0	–	–0	–	–0	–
State Street Bank & Trust Co.	56,133	(56,133)	–0	–	–0	–	–0	–
UBS AG	516,538	(9,789)	–0	–	–0	–	506,749

Total	$1,519,525	$(405,243)	$–0	–	$–0	–	$1,114,282	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

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INTERNATIONAL VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

NOTE E: Securities Lending

The Portfolio may enter into securities lending transactions. Under the Portfolio’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Portfolio cannot sell or repledge any non-cash collateral, such collateral will not be reflected in the portfolio of investments. If a loan is collateralized by cash, the Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If the Portfolio receives non-cash collateral, the Portfolio will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any dividend income or other distributions from the securities; however, these distributions will not be afforded the same preferential tax treatment as qualified dividends. The Portfolio will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. The collateral will be adjusted the next business day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and Government Money Market Portfolio are reflected in the statement of operations. When the Portfolio earns net securities lending income from Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral investment by the Portfolio in Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Portfolio’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

A summary of the Portfolio’s transactions surrounding securities lending for the six months ended June 30, 2021 is as follows:

Market Value of Securities on Loan*	Cash Collateral*	Market Value of Non-Cash Collateral*	Income from Borrowers	Government Money Market Portfolio
				Income Earned	Advisory Fee Waived
$9,926,018	$–0–	$10,559,087	$29,692	$160	$64

*	As of June 30, 2021.

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AB Variable Products Series Fund

NOTE F: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES			AMOUNT
	Six Months Ended June 30, 2021 (unaudited)		Year Ended December 31, 2020	Six Months Ended June 30, 2021 (unaudited)		Year Ended December 31, 2020
Class A
Shares sold	106,550		486,449	$1,638,921		$5,692,849
Shares issued in reinvestment of dividends	–0	–	54,029	–0	–	699,773
Shares redeemed	(232,671)		(1,395,831)	(3,645,953)		(17,164,618)

Net decrease	(126,121)		(855,353)	$(2,007,032)		$(10,771,996)

Class B
Shares sold	266,921		2,131,892	$4,097,706		$23,010,244
Shares issued in reinvestment of dividends	–0	–	323,268	–0	–	4,157,435
Shares redeemed	(1,926,554)		(4,300,841)	(29,321,655)		(53,355,367)

Net decrease	(1,659,633)		(1,845,681)	$(25,223,949)		$(26,187,688)

At June 30, 2021, certain shareholders of the Portfolio owned 53% in aggregate of the Portfolio’s outstanding shares. Significant transactions by such shareholders, if any, may impact the Portfolio’s performance.

NOTE G: Risks Involved in Investing in the Portfolio

Market Risk—The value of the Portfolio’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market. It includes the risk that a particular style of investing, such as the Portfolio’s value approach, may underperform the market generally.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Leverage Risk—When the Portfolio borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s investments. The Portfolio may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Portfolio, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Portfolio than if the Portfolio were not leveraged, but may also adversely affect returns, particularly if the market is declining.

LIBOR Transition and Associated Risk—A Portfolio may invest in debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. The United Kingdom Financial Conduct Authority, which regulates LIBOR, will cease publishing certain LIBOR benchmarks at the end of 2021. Although certain LIBOR rates are intended to be published until June 2023, banks

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INTERNATIONAL VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

are strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. Although financial regulators and industry working groups have suggested alternative reference rates, such as the European Interbank Offer Rate, the Sterling Overnight Interbank Average Rate and the Secured Overnight Financing Rate, global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR is underway but remains incomplete. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Portfolio’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting a Portfolio’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Portfolio is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE H: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended June 30, 2021.

NOTE I: Distributions to Shareholders

The tax character of distributions to be paid for the year ending December 31, 2021 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended December 31, 2020 and December 31, 2019 were as follows:

	2020	2019
Distributions paid from:
Ordinary income	$4,857,208	$3,001,856

Total taxable distributions paid	$4,857,208	$3,001,856

As of December 31, 2020, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$1,553,477
Accumulated capital and other losses	(37,298,260	)(a)
Unrealized appreciation/(depreciation)	46,118,553	(b)

Total accumulated earnings/(deficit)	$10,373,770

(a)	As of December 30, 2020, the Portfolio had a net capital loss carryforward of $37,298,260.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments, the tax treatment of passive foreign investment companies (PFICs), and the tax deferral of losses on wash sales.

20

AB Variable Products Series Fund

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of December 30, 2020, the Portfolio had a net short-term capital loss carryforward of $1,878,991 and a net long-term capital loss carryforward of $35,419,269, which may be carried forward for an indefinite period.

NOTE J: Recent Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2020-04, “Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” ASU 2020-04 provides optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates. ASU 2020-04 is effective as of March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.

NOTE K: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

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INTERNATIONAL VALUE PORTFOLIO

FINANCIAL HIGHLIGHTS	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class A
	Six Months Ended June 30, 2021 (unaudited)		Year Ended December 31,
			2020	2019	2018	2017	2016
Net asset value, beginning of period	$14.45		$14.37	$12.38	$16.30	$13.28	$13.52

Income From Investment Operations
Net investment income (a)(b)	.22		.18	.28	.25	.31	.30 †
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.19		.14	1.84	(3.94)	3.06	(.37)

Net increase (decrease) in net asset value from operations	1.41		.32	2.12	(3.69)	3.37	(.07)

Less: Dividends
Dividends from net investment income	–0	–	(.24)	(.13)	(.23)	(.35)	(.17)

Net asset value, end of period	$15.86		$14.45	$14.37	$12.38	$16.30	$13.28

Total Return
Total investment return based on net asset value (c)*	9.76%		2.46%	17.14%	(22.79)%	25.42%	(.50 )%†

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$44,104		$41,994	$54,042	$57,234	$53,014	$47,385
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.90	%^	.91%	.90%	.86%	.85%	.86%
Expenses, before waivers/reimbursements	.90	%^	.92%	.90%	.87%	.86%	.86%
Net investment income (b)	2.92	%^	1.47%	2.10%	1.65%	2.05%	2.27%†
Portfolio turnover rate	25%		54%	44%	42%	45%	64%

See footnote summary on page 23.

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AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class B
	Six Months Ended June 30, 2021 (unaudited)		Year Ended December 31,
			2020	2019	2018	2017	2016
Net asset value, beginning of period	$14.34		$14.24	$12.29	$16.15	$13.16	$13.41

Income From Investment Operations
Net investment income (a)(b)	.20		.14	.24	.23	.27	.27 †
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.19		.15	1.82	(3.92)	3.02	(.38)

Net increase (decrease) in net asset value from operations	1.39		.29	2.06	(3.69)	3.29	(.11)

Less: Dividends
Dividends from net investment income	–0	–	(.19)	(.11)	(.17)	(.30)	(.14)

Net asset value, end of period	$15.73		$14.34	$14.24	$12.29	$16.15	$13.16

Total Return
Total investment return based on net asset value (c)*	9.69%		2.21%	16.79%	(22.98)%	25.09%	(.80 )%†

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$302,212		$299,415	$323,582	$309,576	$432,885	$460,086
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.15	%^	1.16%	1.15%	1.11%	1.10%	1.11%
Expenses, before waivers/reimbursements	1.15	%^	1.17%	1.15%	1.11%	1.11%	1.11%
Net investment income (b)	2.65	%^	1.18%	1.84%	1.50%	1.83%	2.04%†
Portfolio turnover rate	25%		54%	44%	42%	45%	64%

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

†	For the year ended December 31, 2016, the amount includes a refund for overbilling of prior years’ custody out of pocket fees as follows:

Net Investment Income Per Share	Net Investment Income Ratio	Total Return
$.002	.01%	.01%

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the years ended December 31, 2020, December 31, 2019, December 31, 2017 and December 31, 2016 by .04%, .18%, .01% and .07%, respectively.

^	Annualized.

See notes to financial statements.

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INTERNATIONAL VALUE PORTFOLIO	AB Variable Products Series Fund

OPERATION AND EFFECTIVENESS OF THE PORTFOLIO’S LIQUIDITY RISK MANAGEMENT PROGRAM:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Portfolio to designate an Administrator of the Portfolio’s Liquidity Risk Management Program. The Administrator of the Portfolio’s LRMP is AllianceBernstein L.P., the Portfolio’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Portfolio’s Board of Directors (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Portfolio’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2021, which covered the period January 1, 2020 through December 31, 2020 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that the Portfolio will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Portfolio classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Portfolio’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Portfolio participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Portfolio is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Portfolio’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Portfolio’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Portfolio’s LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, beginning in March 2020, all financial markets experienced extreme levels of price volatility and relative illiquidity resulting from the COVID-19 impacts on the global economy. This extreme relative illiquidity resulted in significantly wider bid-ask spreads to transact in securities, including many of those securities held by the Portfolio, and in a diminished depth of liquidity in most markets, to varying degrees. Nonetheless, there were no liquidity events that impacted the Portfolio or its ability to timely meet redemptions during the Program Reporting Period.

24

INTERNATIONAL VALUE PORTFOLIO

CONTINUANCE DISCLOSURE	AB Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE FUND’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AB Variable Products Series Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB International Value Portfolio (the “Fund”) at a meeting held by video conference on May 3-5, 2021 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and withexperienced counsel who are independent of the Adviser, who advised on the relevantlegal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant at the request of the directors. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2019 and 2020 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous fac-

25

INTERNATIONAL VALUE PORTFOLIO
CONTINUANCE DISCLOSURE

(continued)	AB Variable Products Series Fund

tors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Fund’s Class B shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended February 28, 2021 and (in the case of comparisons with the broadbased securities market index) for the period from inception. Based on their review and their discussion with the Adviser of the reasons for the Fund’s underperformance in the periods reviewed, the directors concluded that the Fund’s investment performance was acceptable. The directors determined to continue to monitor the Fund’s performance closely.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to those of the Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also compared the advisory fee rate for the Fund with those for two other funds advised by the Adviser utilizing similar investment strategies.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the

26

AB Variable Products Series Fund

Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The Adviser had agreed to cap the Fund’s expenses, but the directors noted that the Fund’s expense ratio was currently below the level of the Adviser’s cap. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that the Fund’s expense ratio was above the peer group median. After reviewing and discussing the Adviser’s explanations of the reasons for this, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

27

VPS-IV-0152-0621

JUN    06.30.21

SEMI-ANNUAL REPORT

AB VARIABLE PRODUCTS

SERIES FUND, INC.

+	LARGE CAP GROWTH PORTFOLIO

As of May 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Portfolio’s shareholder reports from the insurance company that offers your contract unless you specifically requested paper copies from the insurance company or from your financial intermediary. Instead of delivering paper copies of the reports, the insurance company may choose to make the reports available on a website, and will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

You may elect to receive all future reports in paper free of charge from the insurance company. You can inform the insurance company or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by the insurance company or by contacting your financial intermediary. Your election to receive reports in paper will apply to all portfolio companies available under your contract with the insurance company.

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

LARGE CAP GROWTH PORTFOLIO

EXPENSE EXAMPLE (unaudited)	AB Variable Products Series Fund

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value January 1, 2021	Ending Account Value June 30, 2021	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,152.40	$3.47	0.65%
Hypothetical (5% annual return before expenses)	$1,000	$1,021.57	$3.26	0.65%

Class B
Actual	$1,000	$1,151.00	$4.80	0.90%
Hypothetical (5% annual return before expenses)	$1,000	$1,020.33	$4.51	0.90%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

1

LARGE CAP GROWTH PORTFOLIO
TEN LARGEST HOLDINGS[1]

June 30, 2021 (unaudited)	AB Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Alphabet, Inc.—Class C	$69,675,696	8.5%
Microsoft Corp.	66,452,312	8.1
Facebook, Inc.—Class A	46,915,119	5.7
Amazon.com, Inc.	46,166,947	5.6
Visa, Inc.—Class A	40,580,864	5.0
UnitedHealth Group, Inc.	34,201,180	4.2
Zoetis, Inc.	27,361,934	3.3
NIKE, Inc.—Class B	25,904,265	3.2
Adobe, Inc.	24,948,850	3.1
Home Depot, Inc. (The)	24,643,819	3.0

	$406,850,986	49.7%

SECTOR BREAKDOWN2

June 30, 2021 (unaudited)

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Information Technology	$275,954,048	33.6%
Health Care	159,083,077	19.4
Communication Services	132,518,161	16.2
Consumer Discretionary	120,513,025	14.7
Consumer Staples	42,318,752	5.2
Industrials	39,944,068	4.9
Materials	11,739,053	1.4
Financials	1,887,275	0.2
Short-Term Investments	35,948,552	4.4

Total Investments	$819,906,011	100.0%

1	Long-term investments.

2	The Portfolio’s sector breakdown is expressed as a percentage of total investments and may vary over time.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

2

LARGE CAP GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS

June 30, 2021 (unaudited)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–95.8%
INFORMATION TECHNOLOGY–33.7%
COMMUNICATIONS EQUIPMENT–1.3%
Arista Networks, Inc.(a)	18,470	$6,691,866
Motorola Solutions, Inc.	16,679	3,616,841

		10,308,707

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS–2.1%
Amphenol Corp.–Class A	81,412	5,569,395
Cognex Corp.	47,742	4,012,715
IPG Photonics Corp.(a)	36,046	7,597,415

		17,179,525

IT SERVICES–8.5%
EPAM Systems, Inc.(a)	13,829	7,066,066
PayPal Holdings, Inc.(a)	76,002	22,153,063
Visa, Inc.–Class A(b)	173,556	40,580,864

		69,799,993

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–8.5%
ASML Holding NV ADR	17,800	12,296,952
NVIDIA Corp.	23,049	18,441,505
QUALCOMM, Inc.	147,522	21,085,320
Texas Instruments, Inc.	25,530	4,909,419
Xilinx, Inc.	91,060	13,170,918

		69,904,114

SOFTWARE–13.3%
Adobe, Inc.(a)	42,601	24,948,850
Fortinet, Inc.(a)	52,731	12,559,997
Microsoft Corp.	245,302	66,452,312
Tyler Technologies, Inc.(a)	10,612	4,800,550

		108,761,709

		275,954,048

HEALTH CARE–19.5%
BIOTECHNOLOGY–2.1%
Regeneron Pharmaceuticals, Inc.(a)	5,618	3,137,878
Vertex Pharmaceuticals, Inc.(a)	70,469	14,208,664

		17,346,542

HEALTH CARE EQUIPMENT & SUPPLIES–8.2%
ABIOMED, Inc.(a)	10,523	3,284,334
Align Technology, Inc.(a)	23,416	14,307,176
Edwards Lifesciences Corp.(a)	148,908	15,422,402
IDEXX Laboratories, Inc.(a)	15,448	9,756,184
Intuitive Surgical, Inc.(a)	26,203	24,097,327

		66,867,423

Company	Shares	U.S. $ Value

HEALTH CARE PROVIDERS & SERVICES–4.2%
UnitedHealth Group, Inc.	85,409	$34,201,180

HEALTH CARE TECHNOLOGY–0.7%
Veeva Systems, Inc.– Class A(a)	17,617	5,478,006

LIFE SCIENCES TOOLS & SERVICES–1.0%
Illumina, Inc.(a)	9,970	4,717,904
Mettler-Toledo International, Inc.(a)	2,245	3,110,088

		7,827,992

PHARMACEUTICALS–3.3%
Zoetis, Inc.	146,823	27,361,934

		159,083,077

COMMUNICATION SERVICES–16.2%
ENTERTAINMENT–2.0%
Electronic Arts, Inc.	65,582	9,432,659
Take-Two Interactive Software, Inc.(a)	36,689	6,494,687

		15,927,346

INTERACTIVE MEDIA & SERVICES–14.2%
Alphabet, Inc.–Class C(a)	27,800	69,675,696
Facebook, Inc.–Class A(a)	134,926	46,915,119

		116,590,815

		132,518,161

CONSUMER DISCRETIONARY–14.7%
DIVERSIFIED CONSUMER SERVICES–0.6%
Chegg, Inc.(a)	55,034	4,573,876

HOTELS, RESTAURANTS & LEISURE–0.9%
Domino’s Pizza, Inc.	16,800	7,837,032

INTERNET & DIRECT MARKETING RETAIL–6.6%
Amazon.com, Inc.(a)	13,420	46,166,947
Etsy, Inc.(a)	38,598	7,945,013

		54,111,960

SPECIALTY RETAIL–3.4%
Burlington Stores, Inc.(a)	10,690	3,442,073
Home Depot, Inc. (The)	77,280	24,643,819

		28,085,892

TEXTILES, APPAREL & LUXURY GOODS–3.2%
NIKE, Inc.–Class B	167,676	25,904,265

		120,513,025

3

LARGE CAP GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

CONSUMER STAPLES–5.2%
BEVERAGES–2.8%
Monster Beverage Corp.(a)	248,138	$22,667,406

FOOD & STAPLES RETAILING–2.4%
Costco Wholesale Corp.	49,666	19,651,346

		42,318,752

INDUSTRIALS–4.9%
BUILDING PRODUCTS–1.0%
Allegion PLC	38,574	5,373,358
Trex Co., Inc.(a)	30,154	3,082,041

		8,455,399

COMMERCIAL SERVICES & SUPPLIES–1.3%
Copart, Inc.(a)	81,898	10,796,613

ELECTRICAL EQUIPMENT–0.5%
AMETEK, Inc.	30,430	4,062,405

INDUSTRIAL CONGLOMERATES–1.5%
Roper Technologies, Inc.	26,005	12,227,551

MACHINERY–0.6%
IDEX Corp.	20,005	4,402,100

		39,944,068

MATERIALS–1.4%
CHEMICALS–1.4%
Sherwin-Williams Co. (The)	43,087	11,739,053

FINANCIALS–0.2%
CAPITAL MARKETS–0.2%
MarketAxess Holdings, Inc.	4,071	1,887,275

Total Common Stocks (cost $362,359,089)		783,957,459

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS–4.4%
INVESTMENT COMPANIES–4.4%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 0.01%(c)(d)(e) (cost $35,948,552)	35,948,552	$35,948,552

TOTAL INVESTMENTS–100.2% (cost $398,307,641)		819,906,011
Other assets less liabilities–(0.2)%		(1,369,861)

NET ASSETS–100.0%		$818,536,150

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	Affiliated investments.

(d)	The rate shown represents the 7-day yield as of period end.

(e)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Glossary:

ADR—American Depositary Receipt

See notes to financial statements.

4

LARGE CAP GROWTH PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES

June 30, 2021 (unaudited)	AB Variable Products Series Fund

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $362,359,089)	$783,957,459	(a)
Affiliated issuers (cost $35,948,552)	35,948,552
Cash	13,887
Receivable for investment securities sold	1,209,214
Receivable for capital stock sold	327,514
Unaffiliated dividends receivable	74,331
Affiliated dividends receivable	223

Total assets	821,531,180

LIABILITIES
Payable for investment securities purchased	1,235,540
Payable for capital stock redeemed	1,077,378
Advisory fee payable	390,750
Distribution fee payable	90,760
Administrative fee payable	20,498
Transfer Agent fee payable	129
Accrued expenses and other liabilities	179,975

Total liabilities	2,995,030

NET ASSETS	$818,536,150

COMPOSITION OF NET ASSETS
Capital stock, at par	$9,621
Additional paid-in capital	299,255,505
Distributable earnings	519,271,024

NET ASSETS	$818,536,150

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$362,403,104	4,079,317	$88.84

B	$456,133,046	5,541,877	$82.31

(a)	Includes securities on loan with a value of $38,601,578 (see Note E).

See notes to financial statements.

5

LARGE CAP GROWTH PORTFOLIO
STATEMENT OF OPERATIONS

Six Months Ended June 30, 2021 (unaudited)	AB Variable Products Series Fund

INVESTMENT INCOME
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $5,303)	$1,685,205
Affiliated issuers	1,737
Securities lending income	22,671

1,709,613

EXPENSES
Advisory fee (see Note B)	2,249,122
Distribution fee—Class B	519,781
Transfer agency—Class A	2,000
Transfer agency—Class B	2,492
Custody and accounting	63,895
Administrative	39,467
Printing	30,166
Legal	24,679
Audit and tax	20,072
Directors’ fees	14,328
Miscellaneous	11,153

Total expenses	2,977,155
Less: expenses waived and reimbursed by the Adviser (see Note B)	(7,801)

Net expenses	2,969,354

Net investment loss	(1,259,741)

REALIZED AND UNREALIZED GAIN ON INVESTMENT TRANSACTIONS
Net realized gain on investment transactions	42,654,748
Net change in unrealized appreciation/depreciation of investments	67,620,275

Net gain on investment transactions	110,275,023

NET INCREASE IN NET ASSETS FROM OPERATIONS	$109,015,282

See notes to financial statements.

6

LARGE CAP GROWTH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS	AB Variable Products Series Fund

	Six Months Ended June 30, 2021 (unaudited)		Year Ended December 31, 2020
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment loss	$(1,259,741)		$(1,402,550)
Net realized gain on investment transactions	42,654,748		59,629,586
Net change in unrealized appreciation/depreciation of investments	67,620,275		138,582,497

Net increase in net assets from operations	109,015,282		196,809,533
Distributions to Shareholders
Class A	–0	–	(21,647,747)
Class B	–0	–	(28,746,560)
CAPITAL STOCK TRANSACTIONS
Net increase (decrease)	(35,041,805)		11,225,885

Total increase	73,973,477		157,641,111
NET ASSETS
Beginning of period	744,562,673		586,921,562

End of period	$818,536,150		$744,562,673

See notes to financial statements.

7

LARGE CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

June 30, 2021 (unaudited)	AB Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AB Large Cap Growth Portfolio (the “Portfolio”) is a series of AB Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland as an open-end series investment company. The Fund offers 11 separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The

8

AB Variable Products Series Fund

earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of June 30, 2021:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Common Stocks(a)	$783,957,459		$–0	–	$–0	–	$783,957,459
Short-Term Investments	35,948,552		–0	–	–0	–	35,948,552

Total Investments in Securities	819,906,011		–0	–	–0	–	819,906,011
Other Financial Instruments(b)	–0	–	–0	–	–0	–	–0	–

Total	$819,906,011		$–0	–	$–0	–	$819,906,011

(a)	See Portfolio of Investments for sector classifications.

(b)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

9

LARGE CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income. The Portfolio accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .60% of the first $2.5 billion, .50% of the next $2.5 billion and .45% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the six months ended June 30, 2021, the reimbursement for such services amounted to $39,467.

10

AB Variable Products Series Fund

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $818 for the six months ended June 30, 2021.

The Portfolio may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2022. In connection with the investment by the Portfolio in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Portfolio in an amount equal to the Portfolio’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. For the six months ended June 30, 2021, such waiver amounted to $7,801.

A summary of the Portfolio’s transactions in AB mutual funds for the six months ended June 30, 2021 is as follows:

Portfolio	Market Value 12/31/20 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 6/30/21 (000)	Dividend Income (000)
Government Money Market Portfolio	$37,157	$61,383	$62,591	$35,949	$2

During the second quarter of 2018, AXA S.A. (“AXA”), a French holding company for the AXA Group, completed the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (now named Equitable Holdings, Inc.)(“Equitable”), through an initial public offering. Equitable is the holding company for a diverse group of financial services companies, including an approximate 65% economic interest in the Adviser and a 100% interest in AllianceBernstein Corporation, the general partner of the Adviser. Since the initial sale, AXA has completed additional offerings (and related transactions). As a result, as of May 20, 2021, AXA no longer owns shares of Equitable.

Sales that were completed on November 13, 2019 resulted in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and may have been deemed to have been an “assignment” causing a termination of the Portfolio’s investment advisory and administration agreements. In order to ensure that investment advisory and administration services could continue uninterrupted in the event of a Change of Control Event, the Board previously approved new investment advisory and administration agreements with the Adviser, and shareholders of the Portfolio subsequently approved the new investment advisory agreement. These agreements became effective on November 13, 2019.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

11

LARGE CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended June 30, 2021 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$62,262,035		$100,589,868
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$422,351,822
Gross unrealized depreciation	(753,452)

Net unrealized appreciation	$421,598,370

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Portfolio did not engage in derivatives transactions for the six months ended June 30, 2021.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Securities Lending

The Portfolio may enter into securities lending transactions. Under the Portfolio’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Portfolio cannot sell or repledge any non-cash collateral, such collateral will not be reflected in the portfolio of investments. If a loan is collateralized by cash, the Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If the Portfolio receives non-cash collateral, the Portfolio will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any dividend income or other distributions from the securities; however, these distributions will not be afforded the same preferential tax treatment as qualified dividends. The Portfolio will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. The collateral will be adjusted the next business day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and Government Money Market Portfolio are reflected in the statement of operations. When the Portfolio earns net securities lending income from Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral

12

AB Variable Products Series Fund

investment by the Portfolio in Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Portfolio’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

A summary of the Portfolio’s transactions surrounding securities lending for the six months ended June 30, 2021 is as follows:

Market Value of Securities on Loan*	Cash Collateral*	Market Value of Non-Cash Collateral*	Income from Borrowers	Government Money Market Portfolio
				Income Earned	Advisory Fee Waived
$38,601,578	$–0–	$39,735,847	$22,671	$–0–	$–0–

*	As of June 30, 2021.

NOTE F: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES			AMOUNT
	Six Months Ended June 30, 2021 (unaudited)		Year Ended December 31, 2020	Six Months Ended June 30, 2021 (unaudited)		Year Ended December 31, 2020
Class A
Shares sold	73,641		641,498	$5,922,147		$43,850,540
Shares issued in reinvestment of distributions	–0	–	313,269	–0	–	21,647,747
Shares redeemed	(293,533)		(968,570)	(23,679,220)		(64,695,850)

Net increase (decrease)	(219,892)		(13,803)	$(17,757,073)		$802,437

Class B
Shares sold	222,061		588,384	$16,462,799		$36,577,399
Shares issued in reinvestment of distributions	–0	–	447,960	–0	–	28,746,560
Shares redeemed	(457,196)		(892,446)	(33,747,531)		(54,900,511)

Net increase (decrease)	(235,135)		143,898	$(17,284,732)		$10,423,448

At June 30, 2021, certain shareholders of the Portfolio owned 66% in aggregate of the Portfolio’s outstanding shares. Significant transactions by such shareholders, if any, may impact the Portfolio’s performance.

NOTE G: Risks Involved in Investing in the Portfolio

Market Risk—The value of the Portfolio’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market. It includes the risk that a particular style of investing, such as the Portfolio’s growth approach, may underperform the market generally.

Focused Portfolio Risk—Investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio’s net asset value, or NAV.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

13

LARGE CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

Industry/Sector Risk—Investments in a particular sector, industry or group of related industries, such as the information technology or health care sector, may have more risk because market or economic factors affecting that sector or industry could have a significant effect on the value of the Portfolio’s investments.

LIBOR Transition and Associated Risk—A Portfolio may invest in debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. The United Kingdom Financial Conduct Authority, which regulates LIBOR, will cease publishing certain LIBOR benchmarks at the end of 2021. Although certain LIBOR rates are intended to be published until June 2023, banks are strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. Although financial regulators and industry working groups have suggested alternative reference rates, such as the European Interbank Offer Rate, the Sterling Overnight Interbank Average Rate and the Secured Overnight Financing Rate, global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR is underway but remains incomplete. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Portfolio’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting a Portfolio’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Portfolio is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE H: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended June 30, 2021.

NOTE I: Distributions to Shareholders

The tax character of distributions to be paid for the year ending December 31, 2021 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended December 31, 2020 and December 31, 2019 were as follows:

	2020	2019
Distributions paid from:
Ordinary income	$2,813,054	$3,267,073
Net long-term capital gains	47,581,253	66,227,976

Total taxable distributions paid	50,394,307	69,495,049

14

AB Variable Products Series Fund

As of December 31, 2020, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$830,314
Undistributed capital gains	56,301,507
Unrealized appreciation/(depreciation)	353,123,921	(a)

Total accumulated earnings/(deficit)	$410,255,742

(a)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of December 31, 2020, the Portfolio did not have any capital loss carryforwards.

NOTE J: Recent Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2020-04, “Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” ASU 2020-04 provides optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates. ASU 2020-04 is effective as of March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.

NOTE K: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

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LARGE CAP GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS A
Six Months Ended June 30, 2021 (unaudited)	Year Ended December 31,
2020	2019	2018	2017	2016
Net asset value, beginning of period	$77.09	$61.26	$51.75	$56.34	$45.22	$49.50

Income From Investment Operations
Net investment income (loss) (a)(b)	(.08)	(.06)	.05	.02	.02	(.03	)†
Net realized and unrealized gain on investment transactions	11.83	21.18	17.18	2.09	14.10	1.44
Contributions from Affiliates	–0	–	–0	–	–0	–	–0	–	–0	–	.00	(c)

Net increase in net asset value from operations	11.75	21.12	17.23	2.11	14.12	1.41

Less: Distributions
Distributions from net realized gain on investment transactions	–0	–	(5.29)	(7.72)	(6.70)	(3.00)	(5.69)

Net asset value, end of period	$88.84	$77.09	$61.26	$51.75	$56.34	$45.22

Total Return
Total investment return based on net asset value (d)*	15.24%	35.49%	34.70%	2.58%	31.98%	2.63	%†

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$362,403	$331,436	$264,234	$190,899	$208,392	$178,136
Ratio to average net assets of:
Expenses, net of waivers/reimbursements (e)‡	.65	%^	.66%	.67%	.68%	.70%	.85%
Expenses, before waivers/reimbursements (e)‡	.66	%^	.67%	.68%	.68%	.70%	.85%
Net investment income (loss) (b)	(.20	)%^	(.08)%	.09%	.04%	.03%	(.07	)%†
Portfolio turnover rate	9%	33%	38%	46%	48%	59%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.00	%^	.01%	.01%	.00%	.00%	.00%

See footnote summary on page 18.

16

AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS B
Six Months Ended June 30, 2021 (unaudited)	Year Ended December 31,
2020	2019	2018	2017	2016
Net asset value, beginning of period	$71.51	$57.28	$48.91	$53.70	$43.32	$47.77

Income From Investment Operations
Net investment loss (a)(b)	(.17)	(.21)	(.09)	(.12)	(.11)	(.14	)†
Net realized and unrealized gain on investment transactions	10.97	19.73	16.18	2.03	13.49	1.38
Contributions from Affiliates	–0	–	–0	–	–0	–	–0	–	–0	–	.00	(c)

Net increase in net asset value from operations	10.80	19.52	16.09	1.91	13.38	1.24

Less: Distributions
Distributions from net realized gain on investment transactions	–0	–	(5.29)	(7.72)	(6.70)	(3.00)	(5.69)

Net asset value, end of period	$82.31	$71.51	$57.28	$48.91	$53.70	$43.32

Total Return
Total investment return based on net asset value (d)*	15.10%	35.15%	34.37%	2.32%	31.67%	2.36	%†

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$456,133	$413,127	$322,688	$218,027	$220,934	$202,903
Ratio to average net assets of:
Expenses, net of waivers/reimbursements (e)‡	.90	%^	.91%	.92%	.93%	.95%	1.10%
Expenses, before waivers/reimbursements (e)‡	.91	%^	.92%	.93%	.93%	.95%	1.10%
Net investment loss (b)	(.45	)%^	(.33)%	(.16)%	(.21)%	(.21)%	(.32	)%†
Portfolio turnover rate	9%	33%	38%	46%	48%	59%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.00	%^	.01%	.01%	.00%	.00%	.00%

See footnote summary on page 18.

17

LARGE CAP GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS

(continued)	AB Variable Products Series Fund

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	In connection with the Portfolio’s investments in affiliated underlying portfolios, the Portfolio incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Portfolio in an amount equal to the Portfolio’s pro rata share of certain acquired fund fees and expenses, and for the years ended December 31, 2020 and December 31, 2019, such waiver amounted to .01% and .01%, respectively.

†	For the year ended December 31, 2016, the amount includes a refund for overbilling of prior years’ custody out of pocket fees as follows:

Net Investment Income Per Share	Net Investment Income Ratio	Total Return
$.005	.01%	.01%

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the years ended December 31, 2019, December 31, 2017 and December 31, 2016 by .04%, .03% and .01%, respectively.

^	Annualized.

See notes to financial statements.

18

LARGE CAP GROWTH PORTFOLIO	AB Variable Products Series Fund

OPERATION AND EFFECTIVENESS OF THE PORTFOLIO’S LIQUIDITY RISK MANAGEMENT PROGRAM:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Portfolio to designate an Administrator of the Portfolio’s Liquidity Risk Management Program. The Administrator of the Portfolio’s LRMP is AllianceBernstein L.P., the Portfolio’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Portfolio’s Board of Directors (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Portfolio’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2021, which covered the period January 1, 2020 through December 31, 2020 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that the Portfolio will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Portfolio classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Portfolio’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Portfolio participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Portfolio is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Portfolio’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Portfolio’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Portfolio’s LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, beginning in March 2020, all financial markets experienced extreme levels of price volatility and relative illiquidity resulting from the COVID-19 impacts on the global economy. This extreme relative illiquidity resulted in significantly wider bid-ask spreads to transact in securities, including many of those securities held by the Portfolio, and in a diminished depth of liquidity in most markets, to varying degrees. Nonetheless, there were no liquidity events that impacted the Portfolio or its ability to timely meet redemptions during the Program Reporting Period.

19

LARGE CAP GROWTH PORTFOLIO

CONTINUANCE DISCLOSURE	AB Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE FUND’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AB Variable Products Series Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Large Cap Growth Portfolio (the “Fund”) at a meeting held by video conference on May 3-5, 2021 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant at the request of the directors. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2019 and 2020 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts

20

AB Variable Products Series Fund

for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Fund’s Class B shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended February 28, 2021 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to those of the Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also compared the advisory fee rate for the Fund with those for two other funds advised by the Adviser utilizing similar investment strategies.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the

21

LARGE CAP GROWTH PORTFOLIO
CONTINUANCE DISCLOSURE

(continued)	AB Variable Products Series Fund

Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

22

VPS-LCG-0152-0621

JUN    06.30.21

SEMI-ANNUAL REPORT

AB VARIABLE PRODUCTS SERIES FUND, INC.

+	SMALL CAP GROWTH PORTFOLIO

As of May 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Portfolio’s shareholder reports from the insurance company that offers your contract unless you specifically requested paper copies from the insurance company or from your financial intermediary. Instead of delivering paper copies of the reports, the insurance company may choose to make the reports available on a website, and will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

You may elect to receive all future reports in paper free of charge from the insurance company. You can inform the insurance company or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by the insurance company or by contacting your financial intermediary. Your election to receive reports in paper will apply to all portfolio companies available under your contract with the insurance company.

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

SMALL CAP GROWTH PORTFOLIO

EXPENSE EXAMPLE (unaudited)	AB Variable Products Series Fund

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each classes’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value January 1, 2021	Ending Account Value June 30, 2021	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,081.40	$4.64	0.90%
Hypothetical (5% annual return before expenses)	$1,000	$1,020.33	$4.51	0.90%

Class B
Actual	$1,000	$1,080.00	$5.93	1.15%
Hypothetical (5% annual return before expenses)	$1,000	$1,019.09	$5.76	1.15%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

1

SMALL CAP GROWTH PORTFOLIO
TEN LARGEST HOLDINGS[1]

June 30, 2021 (unaudited)	AB Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Lattice Semiconductor Corp.	$1,832,367	1.7%
Texas Roadhouse, Inc.—Class A	1,816,256	1.6
Trupanion, Inc.	1,812,710	1.6
Synaptics, Inc.	1,740,940	1.6
SiteOne Landscape Supply, Inc.	1,692,261	1.5
LHC Group, Inc.	1,654,148	1.5
First Financial Bankshares, Inc.	1,620,799	1.5
John Bean Technologies Corp.	1,597,059	1.5
Fox Factory Holding Corp.	1,594,114	1.4
Simpson Manufacturing Co., Inc.	1,579,292	1.4

	$16,939,946	15.3%

SECTOR BREAKDOWN2

June 30, 2021 (unaudited)

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Information Technology	$28,840,809	26.0%
Health Care	26,542,077	23.9
Consumer Discretionary	18,380,680	16.6
Industrials	16,671,434	15.0
Financials	9,349,073	8.4
Consumer Staples	2,687,006	2.4
Materials	2,637,450	2.4
Energy	1,392,507	1.3
Real Estate	1,372,384	1.2
Short-Term Investments	3,157,596	2.8

Total Investments	$111,031,016	100.0%

1	Long-term investments.

2	The Portfolio’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

2

SMALL CAP GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS

June 30, 2021 (unaudited)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–97.6%

INFORMATION TECHNOLOGY–26.1%
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS–5.6%
Allegro MicroSystems, Inc.(a)	41,491	$1,149,301
II-VI, Inc.(a)(b)	18,620	1,351,626
Littelfuse, Inc.	4,910	1,251,019
Novanta, Inc.(a)	10,670	1,437,889
Shoals Technologies Group, Inc.(a)	27,460	974,830

		6,164,665

IT SERVICES–3.3%
BigCommerce Holdings, Inc.(a)(b)	18,219	1,182,778
Digitalocean Holdings, Inc.(a)	16,868	937,692
Shift4 Payments, Inc.–Class A(a)	16,013	1,500,738

		3,621,208

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–8.7%
Ambarella, Inc.(a)	8,672	924,695
Lattice Semiconductor Corp.(a)	32,616	1,832,367
MACOM Technology Solutions Holdings, Inc.(a)	18,640	1,194,451
MKS Instruments, Inc.	6,280	1,117,526
Semtech Corp.(a)	21,870	1,504,656
Silicon Laboratories, Inc.(a)	8,834	1,353,811
Synaptics, Inc.(a)	11,190	1,740,940

		9,668,446

SOFTWARE–7.9%
Anaplan, Inc.(a)	2,109	112,410
Blackline, Inc.(a)	10,710	1,191,702
Duck Creek Technologies, Inc.(a)(b)	21,395	930,896
Everbridge, Inc.(a)	7,700	1,047,816
Manhattan Associates, Inc.(a)	10,570	1,530,959
Rapid7, Inc.(a)	13,120	1,241,546
Smartsheet, Inc.–Class A(a)	16,498	1,193,135
Varonis Systems, Inc.(a)	26,625	1,534,132

		8,782,596

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS–0.6%
ACV Auctions, Inc.(a)	23,562	603,894

		28,840,809

HEALTH CARE–24.0%
BIOTECHNOLOGY–13.3%
ADC Therapeutics SA(a)	20,173	491,213
Allakos, Inc.(a)	6,458	551,319
Allogene Therapeutics, Inc.(a)	20,451	533,362
Annexon, Inc.(a)	18,955	426,677
Ascendis Pharma A/S (Sponsored ADR)(a)	3,791	498,706
Beyondspring, Inc.(a)	37,152	$387,867
Biohaven Pharmaceutical Holding Co., Ltd.(a)	9,286	901,485
Bioxcel Therapeutics, Inc.(a)(b)	11,222	326,111
Blueprint Medicines Corp.(a)	9,417	828,319
Coherus Biosciences, Inc.(a)	29,701	410,765
Insmed, Inc.(a)	22,886	651,336
Instil Bio, Inc.(a)	25,859	499,596
Intellia Therapeutics, Inc.(a)	8,000	1,295,280
iTeos Therapeutics, Inc.(a)	16,589	425,508
Legend Biotech Corp. ADR(a)	12,612	517,723
Praxis Precision Medicines, Inc.(a)	17,614	321,984
Recursion Pharmaceuticals, Inc.(a)	15,900	580,350
Relay Therapeutics, Inc.(a)	14,145	517,566
Turning Point Therapeutics, Inc.–Class I(a)	9,047	705,847
Twist Bioscience Corp.(a)	9,870	1,315,177
Ultragenyx Pharmaceutical, Inc.(a)	8,053	767,853
Vir Biotechnology, Inc.(a)(b)	14,122	667,688
Y-mAbs Therapeutics, Inc.(a)	15,725	531,505
Zentalis Pharmaceuticals, Inc.(a)	10,746	571,687

		14,724,924

HEALTH CARE EQUIPMENT & SUPPLIES–5.3%
AtriCure, Inc.(a)	17,990	1,427,147
Eargo, Inc.(a)	17,235	687,849
Figs, Inc.(a)	19,266	965,227
Outset Medical, Inc.(a)	17,481	873,700
Selectquote, Inc.(a)	27,911	537,566
Silk Road Medical, Inc.(a)	15,112	723,260
Treace Medical Concepts, Inc.(a)	21,886	684,156

		5,898,905

HEALTH CARE PROVIDERS & SERVICES–2.5%
Allovir, Inc.(a)	15,860	313,076
Certara, Inc.(a)	28,518	807,915
LHC Group, Inc.(a)	8,260	1,654,148

		2,775,139

HEALTH CARE TECHNOLOGY–1.2%
Health Catalyst, Inc.(a)	24,642	1,367,878

LIFE SCIENCES TOOLS & SERVICES–1.1%
Repligen Corp.(a)	5,890	1,175,762

PHARMACEUTICALS–0.6%
Revance Therapeutics, Inc.(a)	20,225	599,469

		26,542,077

3

SMALL CAP GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

CONSUMER DISCRETIONARY–16.6%
AUTO COMPONENTS–1.4%
Fox Factory Holding Corp.(a)	10,241	$1,594,114

HOTELS, RESTAURANTS & LEISURE–4.5%
Hilton Grand Vacations, Inc.(a)	23,410	968,940
Planet Fitness, Inc.(a)	11,534	867,933
Texas Roadhouse, Inc.–Class A	18,880	1,816,256
Wingstop, Inc.	8,206	1,293,512

		4,946,641

HOUSEHOLD DURABLES–3.4%
Installed Building Products, Inc.	10,470	1,281,109
Lovesac Co. (The)(a)	13,910	1,109,879
Skyline Champion Corp.(a)	24,640	1,313,312

		3,704,300

INTERNET & DIRECT MARKETING RETAIL–0.7%
RealReal, Inc. (The)(a)	41,825	826,462

MULTILINE RETAIL–1.3%
Driven Brands Holdings, Inc.(a)	45,132	1,395,481

SPECIALTY RETAIL–5.3%
Five Below, Inc.(a)	5,502	1,063,372
Floor & Decor Holdings, Inc.–Class A(a)	13,290	1,404,753
Lithia Motors, Inc.–Class A	4,198	1,442,601
National Vision Holdings, Inc.(a)	12,640	646,283
Sleep Number Corp.(a)	12,339	1,356,673

		5,913,682

		18,380,680

INDUSTRIALS–15.1%
AEROSPACE & DEFENSE–1.1%
Axon Enterprise, Inc.(a)	6,790	1,200,472

BUILDING PRODUCTS–2.5%
AZEK Co., Inc. (The)(a)	27,789	1,179,921
Simpson Manufacturing Co., Inc.	14,300	1,579,292

		2,759,213

COMMERCIAL SERVICES & SUPPLIES–1.4%
Tetra Tech, Inc.	12,860	1,569,434

CONSTRUCTION & ENGINEERING–1.2%
Hayward Holdings, Inc.(a)	51,338	1,335,815

MACHINERY–6.0%
Chart Industries, Inc.(a)	8,768	1,282,934
Hydrofarm Holdings Group, Inc.(a)	17,883	1,057,064
ITT, Inc.	13,824	$1,266,140
John Bean Technologies Corp.	11,198	1,597,059
Middleby Corp. (The)(a)	7,830	1,356,626

		6,559,823

ROAD & RAIL–1.4%
Saia, Inc.(a)	7,420	1,554,416

TRADING COMPANIES & DISTRIBUTORS–1.5%
SiteOne Landscape Supply, Inc.(a)	9,998	1,692,261

		16,671,434

FINANCIALS–8.5%
BANKS–2.4%
First Financial Bankshares, Inc.	32,990	1,620,799
Live Oak Bancshares, Inc.	17,230	1,016,570

		2,637,369

CAPITAL MARKETS–2.4%
Houlihan Lokey, Inc.	15,930	1,302,914
Stifel Financial Corp.	21,115	1,369,519

		2,672,433

CONSUMER FINANCE–0.6%
Fisker, Inc.(a)	30,370	585,534

INSURANCE–3.1%
Inari Medical, Inc.(a)	14,183	1,322,990
Trean Insurance Group, Inc.(a)	21,090	318,037
Trupanion, Inc.(a)	15,749	1,812,710

		3,453,737

		9,349,073

CONSUMER STAPLES–2.4%
FOOD & STAPLES RETAILING–0.5%
Chefs’ Warehouse, Inc. (The)(a)	18,302	582,553

FOOD PRODUCTS–1.8%
Freshpet, Inc.(a)	8,651	1,409,767
Vital Farms, Inc.(a)	27,589	550,676

		1,960,443

PERSONAL PRODUCTS–0.1%
Honest Co., Inc. (The)(a)	8,895	144,010

		2,687,006

MATERIALS–2.4%
CHEMICALS–1.3%
Element Solutions, Inc.	59,760	1,397,189

CONTAINERS & PACKAGING–1.1%
Ranpak Holdings Corp.(a)	49,551	1,240,261

		2,637,450

ENERGY–1.3%
OIL, GAS & CONSUMABLE FUELS–1.3%
Matador Resources Co.	38,670	1,392,507

4

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

REAL ESTATE–1.2%
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITs)–1.2%
QTS Realty Trust, Inc.–Class A	17,754	$1,372,384

Total Common Stocks (cost $73,657,288)		107,873,420

SHORT-TERM INVESTMENTS–2.8%
INVESTMENT COMPANIES–2.8%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 0.01%(c)(d)(e) (cost $3,157,596)	3,157,596	3,157,596

TOTAL INVESTMENTS BEFORE SECURITY LENDING COLLATERAL FOR SECURITIES LOANED–100.4% (cost $76,814,884)		111,031,016

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED–0.2%
INVESTMENT COMPANIES–0.2%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 0.01%(c)(d)(e) (cost $222,156)	222,156	$222,156

TOTAL INVESTMENTS–100.6% (cost $77,037,040)		111,253,172
Other assets less liabilities–(0.6)%		(682,819)

NET ASSETS–100.0%		$110,570,353

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	Affiliated investments.

(d)	The rate shown represents the 7-day yield as of period end.

(e)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Glossary:

ADR—American Depositary Receipt

REIT—Real Estate Investment Trust

See notes to financial statements.

5

SMALL CAP GROWTH PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES

June 30, 2021 (unaudited)	AB Variable Products Series Fund

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $73,657,288)	$107,873,420	(a)
Affiliated issuers (cost $3,379,752—including investment of cash collateral for securities loaned of $222,156)	3,379,752
Receivable for investment securities sold	621,024
Receivable for capital stock sold	139,744
Unaffiliated dividends receivable	21,338
Affiliated dividends receivable	20

Total assets	112,035,298

LIABILITIES
Payable for investment securities purchased	998,346
Payable for collateral received on securities loaned	222,156
Payable for capital stock redeemed	72,889
Advisory fee payable	51,290
Administrative fee payable	20,282
Distribution fee payable	15,039
Transfer Agent fee payable	129
Accrued expenses	84,814

Total liabilities	1,464,945

NET ASSETS	$110,570,353

COMPOSITION OF NET ASSETS
Capital stock, at par	$3,887
Additional paid-in capital	41,911,156
Distributable earnings	68,655,310

NET ASSETS	$110,570,353

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$34,518,019	1,109,922	$31.10

B	$76,052,334	2,776,587	$27.39

(a)	Includes securities on loan with a value of $3,925,893 (see Note E).

See notes to financial statements.

6

SMALL CAP GROWTH PORTFOLIO
STATEMENT OF OPERATIONS

Six Months Ended June 30, 2021 (unaudited)	AB Variable Products Series Fund

INVESTMENT INCOME
Dividends
Unaffiliated issuers	$109,588
Affiliated issuers	100
Securities lending income	7,114

116,802

EXPENSES
Advisory fee (see Note B)	440,256
Distribution fee—Class B	103,199
Transfer agency—Class A	740
Transfer agency—Class B	1,743
Custody and accounting	56,485
Administrative	39,336
Audit and tax	20,047
Printing	14,497
Legal	11,218
Directors’ fees	10,085
Miscellaneous	3,540

Total expenses	701,146
Less: expenses waived and reimbursed by the Adviser (see Notes B & E)	(70,097)

Net expenses	631,049

Net investment loss	(514,247)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain on investment transactions	16,700,559
Net change in unrealized appreciation/depreciation of investments	(6,941,181)

Net gain on investment transactions	9,759,378

NET INCREASE IN NET ASSETS FROM OPERATIONS	$9,245,131

See notes to financial statements.

7

SMALL CAP GROWTH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS	AB Variable Products Series Fund

	Six Months Ended June 30, 2021 (unaudited)		Year Ended December 31, 2020
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment loss	$(514,247)		$(673,231)
Net realized gain on investment transactions	16,700,559		20,283,029
Net change in unrealized appreciation/depreciation of investments	(6,941,181)		23,109,959

Net increase in net assets from operations	9,245,131		42,719,757
Distributions to Shareholders
Class A	–0	–	(1,828,600)
Class B	–0	–	(5,259,631)
CAPITAL STOCK TRANSACTIONS
Net increase (decrease)	(17,804,689)		5,353,821

Total increase (decrease)	(8,559,558)		40,985,347
NET ASSETS
Beginning of period	119,129,911		78,144,564

End of period	$110,570,353		$119,129,911

See notes to financial statements.

8

SMALL CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

June 30, 2021 (unaudited)	AB Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AB Small Cap Growth Portfolio (the “Portfolio”) is a series of AB Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland as an open-end series investment company. The Fund offers 11 separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The Portfolio may (i) make additional exceptions that, in the Adviser’s judgment, do not adversely affect the Adviser’s ability to manage the Portfolio; (ii) reject any investment or refuse any exception, including those detailed above, that the Adviser believes will adversely affect its ability to manage the Portfolio; and (iii) close and/or reopen the Portfolio to new or existing Contractholders at any time.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

9

SMALL CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of June 30, 2021:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Common Stocks(a)	$107,873,420		$–0	–	$–0	–	$107,873,420
Short-Term Investments	3,157,596		–0	–	–0	–	3,157,596
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	222,156		–0	–	–0	–	222,156

Total Investments in Securities	111,253,172		–0	–	–0	–	111,253,172
Other Financial Instruments(b)	–0	–	–0	–	–0	–	–0	–

Total	$111,253,172		$–0	–	$–0	–	$111,253,172

(a)	See Portfolio of Investments for sector classifications.

(b)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

10

AB Variable Products Series Fund

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income. The Portfolio accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (excluding expenses associated with acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Portfolio may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs) on an annual basis (the “Expense Caps”) to .90% and

11

SMALL CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

1.15% of daily average net assets for Class A and Class B shares, respectively. For the six months ended June 30, 2021, such reimbursements/waivers amounted to $69,641. This fee waiver and/or expense reimbursement agreement extends through May 1, 2022 and then may be extended by the Adviser for additional one-year terms.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the six months ended June 30, 2021, the reimbursement for such services amounted to $39,336.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $818 for the six months ended June 30, 2021.

The Portfolio may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2022. In connection with the investment by the Portfolio in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Portfolio in an amount equal to the Portfolio’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. For the six months ended June 30, 2021, such waiver amounted to $440.

A summary of the Portfolio’s transactions in AB mutual funds for the six months ended June 30, 2021 is as follows:

Portfolio	Market Value 12/31/20 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 6/30/21 (000)	Dividend Income (000)
Government Money Market Portfolio	$2,072	$19,685	$18,599	$3,158	$0	*
Government Money Market Portfolio**	1,351	9,466	10,595	222	0	*

Total				$3,380	$0	*

*	Amount is less than $500.

**	Investments of cash collateral for securities lending transactions (see Note E).

During the second quarter of 2018, AXA S.A. (“AXA”), a French holding company for the AXA Group, completed the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (now named Equitable Holdings, Inc.)(“Equitable”), through an initial public offering. Equitable is the holding company for a diverse group of financial services companies, including an approximate 65% economic interest in the Adviser and a 100% interest in AllianceBernstein Corporation, the general partner of the Adviser. Since the initial sale, AXA has completed additional offerings (and related transactions). As a result, as of May 20, 2021, AXA no longer owns shares of Equitable.

Sales that were completed on November 13, 2019 resulted in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and may have been deemed to have been an “assignment” causing a termination of the Portfolio’s investment advisory and administration agreements. In order to ensure that investment advisory and administration services could continue uninterrupted in the event of a Change of Control Event, the Board previously approved new investment advisory and administration agreements with the Adviser, and shareholders of the Portfolio subsequently approved the new investment advisory agreement. These agreements became effective on November 13, 2019.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to

12

AB Variable Products Series Fund

its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended June 30, 2021 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$44,005,096		$63,611,082
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$35,206,889
Gross unrealized depreciation	(990,757)

Net unrealized appreciation	$34,216,132

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Portfolio did not engage in derivatives transactions for the six months ended June 30, 2021.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Securities Lending

The Portfolio may enter into securities lending transactions. Under the Portfolio’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Portfolio cannot sell or repledge any non-cash collateral, such collateral will not be reflected in the portfolio of investments. If a loan is collateralized by cash, the Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If the Portfolio receives non-cash collateral, the Portfolio will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any dividend income or other distributions from the securities; however, these distributions will not be afforded the same preferential tax treatment as qualified dividends. The Portfolio will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. Collateral received and securities loaned are marked to market daily to ensure that

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SMALL CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. The collateral will be adjusted the next business day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and Government Money Market Portfolio are reflected in the statement of operations. When the Portfolio earns net securities lending income from Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral investment by the Portfolio in Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Portfolio’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

A summary of the Portfolio’s transactions surrounding securities lending for the six months ended June 30, 2021 is as follows:

Market Value of Securities on Loan*	Cash Collateral*	Market Value of Non-Cash Collateral*	Income from Borrowers	Government Money Market Portfolio
				Income Earned	Advisory Fee Waived
$3,925,893	$222,156	$3,827,224	$7,059	$55	$16

*	As of June 30, 2021.

NOTE F: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES			AMOUNT
	Six Months Ended June 30, 2021 (unaudited)		Year Ended December 31, 2020	Six Months Ended June 30, 2021 (unaudited)		Year Ended December 31, 2020
Class A
Shares sold	29,451		90,208	$889,901		$1,939,754
Shares issued in reinvestment of distributions	–0	–	79,956	–0	–	1,828,600
Shares redeemed	(112,675)		(341,056)	(3,466,595)		(7,601,528)

Net decrease	(83,224)		(170,892)	$(2,576,694)		$(3,833,174)

Class B
Shares sold	464,888		1,421,448	$12,249,493		$28,063,230
Shares issued in reinvestment of distributions	–0	–	260,507	–0	–	5,259,631
Shares redeemed	(1,032,462)		(1,209,065)	(27,477,488)		(24,135,866)

Net increase (decrease)	(567,574)		472,890	$(15,227,995)		$9,186,995

At June 30, 2021, certain shareholders of the Portfolio owned 74% in aggregate of the Portfolio’s outstanding shares. Significant transactions by such shareholders, if any, may impact the Portfolio’s performance.

NOTE G: Risks Involved in Investing in the Portfolio

Market Risk—The value of the Portfolio’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market. It includes the risk that a particular style of investing, such as the Portfolio’s growth approach, may underperform the market generally.

14

AB Variable Products Series Fund

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small- and mid-capitalization companies may have additional risks because these companies may have limited product lines, markets or financial resources.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Industry/Sector Risk—Investments in a particular sector, industry or group of related industries, such as the information technology or health care sector, may have more risk because market or economic factors affecting that sector or industry could have a significant effect on the value of the Portfolio’s investments.

LIBOR Transition and Associated Risk—A Portfolio may invest in debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. The United Kingdom Financial Conduct Authority, which regulates LIBOR, will cease publishing certain LIBOR benchmarks at the end of 2021. Although certain LIBOR rates are intended to be published until June 2023, banks are strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. Although financial regulators and industry working groups have suggested alternative reference rates, such as the European Interbank Offer Rate, the Sterling Overnight Interbank Average Rate and the Secured Overnight Financing Rate, global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR is underway but remains incomplete. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Portfolio’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting a Portfolio’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Portfolio is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE H: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended June 30, 2021.

15

SMALL CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

NOTE I: Distributions to Shareholders

The tax character of distributions to be paid for the year ending December 31, 2021 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended December 31, 2020 and December 31, 2019 were as follows:

	2020	2019
Distributions paid from:
Net long-term capital gains	$7,088,231	$9,906,666

Total taxable distributions	$7,088,231	$9,906,666

As of December 31, 2020, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$2,673,240
Undistributed capital gains	17,157,435
Unrealized appreciation/(depreciation)	39,579,504	(a)

Total accumulated earnings/(deficit)	$59,410,179

(a)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax treatment of passive foreign investment companies (PFICs) and the tax deferral of losses on wash sales.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of December 31, 2020, the Portfolio did not have any capital loss carryforwards.

NOTE J: Recent Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2020-04, “Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” ASU 2020-04 provides optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates. ASU 2020-04 is effective as of March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.

NOTE K: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

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SMALL CAP GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS A
Six Months Ended June 30, 2021 (unaudited)	Year Ended December 31,
2020	2019	2018	2017	2016
Net asset value, beginning of period	$28.76	$19.92	$16.58	$17.53	$13.07	$17.31

Income From Investment Operations
Net investment loss (a)(b)	(.10)	(.13)	(.08)	(.13)	(.18)	(.12	)†
Net realized and unrealized gain on investment transactions	2.44	10.49	6.02	.14	(c)	4.64	1.05
Contributions from Affiliates	–0	–	–0	–	.00	(d)	–0	–	–0	–	–0	–

Net increase in net asset value from operations	2.34	10.36	5.94	.01	4.46	.93

Less: Distributions
Distributions from net realized gain on investment transactions	–0	–	(1.52)	(2.60)	(.96)	–0	–	(5.17)

Net asset value, end of period	$31.10	$28.76	$19.92	$16.58	$17.53	$13.07

Total Return
Total investment return based on net asset value (e)*	8.14%	53.98%	36.40%	(.89)%	34.12%	6.46	%†

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$34,518	$34,314	$27,167	$22,724	$26,039	$22,405
Ratio to average net assets of:
Expenses, net of waivers/reimbursements (f)	.90	%^	.90%	.90%	1.06%	1.38%	1.48%
Expenses, before waivers/reimbursements (f)	1.02	%^	1.09%	1.16%	1.15%	1.38%	1.49%
Net investment loss (b)	(.70	)%^	(.60)%	(.39)%	(.65)%	(1.19)%	(.83	)%†
Portfolio turnover rate	38%	103%	69%	73%	69%	60%

See footnote summary on page 18.

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SMALL CAP GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS

(continued)	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS B
Six Months Ended June 30, 2021 (unaudited)	Year Ended December 31,
2020	2019	2018	2017	2016
Net asset value, beginning of period	$25.36	$17.75	$15.03	$16.00	$11.96	$16.30

Income From Investment Operations
Net investment loss (a)(b)	(.13)	(.16)	(.11)	(.16)	(.20)	(.15	)†
Net realized and unrealized gain on investment transactions	2.16	9.29	5.43	.15	(c)	4.24	.98
Contributions from Affiliates	–0	–	–0	–	.00	(d)	–0	–	–0	–	–0	–

Net increase (decrease) in net asset value from operations	2.03	9.13	5.32	(.01)	4.04	.83

Less: Distributions
Distributions from net realized gain on investment transactions	–0	–	(1.52)	(2.60)	(.96)	–0	–	(5.17)

Net asset value, end of period	$27.39	$25.36	$17.75	$15.03	$16.00	$11.96

Total Return
Total investment return based on net asset value (e)*	8.00%	53.64%	36.01%	(1.11)%	33.78%	6.22	%†

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$76,052	$84,816	$50,978	$40,096	$23,396	$15,094
Ratio to average net assets of:
Expenses, net of waivers/reimbursements (f)	1.15	%^	1.15%	1.15%	1.30%	1.61%	1.73%
Expenses, before waivers/reimbursements (f)	1.27	%^	1.33%	1.42%	1.40%	1.62%	1.74%
Net investment loss (b)	(.95	)%^	(.84)%	(.64)%	(.88)%	(1.42)%	(1.08	)%†
Portfolio turnover rate	38%	103%	69%	73%	69%	60%

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Due to timing of sales and repurchase of capital shares, the net realized and unrealized gain (loss) per share is not in accordance with the Portfolio’s change in net realized and unrealized gain (loss) on investment transactions for the period.

(d)	Amount is less than $.005.

(e)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(f)	In connection with the Portfolio’s investments in affiliated underlying portfolios, the Portfolio incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Portfolio in an amount equal to the Portfolio’s pro rata share of certain acquired fund fees and expenses, and for the years ended December 31, 2018 and December 31, 2017, such waiver amounted to .01% and .01%, respectively.

†	For the year ended December 31, 2016, the amount includes a refund for overbilling of prior years’ custody out of pocket fees as follows:

Net Investment Income Per Share	Net Investment Income Ratio	Total Return
$.004	.03%	.03%

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the years ended December 31, 2018, December 31, 2017 and December 31, 2016 by .05%, .03% and .08%, respectively.

^	Annualized.

See notes to financial statements.

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SMALL CAP GROWTH PORTFOLIO	AB Variable Products Series Fund

OPERATION AND EFFECTIVENESS OF THE PORTFOLIO’S LIQUIDITY RISK MANAGEMENT PROGRAM:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Portfolio to designate an Administrator of the Portfolio’s Liquidity Risk Management Program. The Administrator of the Portfolio’s LRMP is AllianceBernstein L.P., the Portfolio’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Portfolio’s Board of Directors (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Portfolio’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2021, which covered the period January 1, 2020 through December 31, 2020 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that the Portfolio will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Portfolio classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Portfolio’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Portfolio participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Portfolio is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Portfolio’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Portfolio’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Portfolio’s LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, beginning in March 2020, all financial markets experienced extreme levels of price volatility and relative illiquidity resulting from the COVID-19 impacts on the global economy. This extreme relative illiquidity resulted in significantly wider bid-ask spreads to transact in securities, including many of those securities held by the Portfolio, and in a diminished depth of liquidity in most markets, to varying degrees. Nonetheless, there were no liquidity events that impacted the Portfolio or its ability to timely meet redemptions during the Program Reporting Period.

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SMALL CAP GROWTH PORTFOLIO

CONTINUANCE DISCLOSURE	AB Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE FUND’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AB Variable Products Series Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Small Cap Growth Portfolio (the “Fund”) at a meeting held by video conference on May 3-5, 2021 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant at the request of the directors. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2019 and 2020 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts

20

AB Variable Products Series Fund

for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous fac-tors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Fund’s Class B shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended February 28, 2021 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median. Taking into account the administrative expense reimbursement paid to the Adviser in the latest fiscal year, the directors noted that the Adviser’s total rate of compensation was above the peer group median.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to those of the Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also compared the advisory fee rate for the Fund with those for two other funds advised by the Adviser utilizing similar investment strategies.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the

21

SMALL CAP GROWTH PORTFOLIO
CONTINUANCE DISCLOSURE

(continued)	AB Variable Products Series Fund

Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors noted that the Fund may invest in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued, and rules adopted, by the SEC. The directors also noted that ETFs pay advisory fees pursuant to their advisory contracts, and that the Adviser had provided, and they had received, information about the expense ratios of the relevant ETFs. The directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures, in some cases pending purchases of underlying securities, that the advisory fee for the Fund would be for services in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year and the directors considered the Adviser’s expense cap for the Fund. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

22

VPS-SCG-0152-0621

JUN    06.30.21

SEMI-ANNUAL REPORT

AB VARIABLE PRODUCTS

SERIES FUND, INC.

+	SMALL/MID CAP VALUE PORTFOLIO

As of May 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Portfolio’s shareholder reports from the insurance company that offers your contract unless you specifically requested paper copies from the insurance company or from your financial intermediary. Instead of delivering paper copies of the reports, the insurance company may choose to make the reports available on a website, and will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

You may elect to receive all future reports in paper free of charge from the insurance company. You can inform the insurance company or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by the insurance company or by contacting your financial intermediary. Your election to receive reports in paper will apply to all portfolio companies available under your contract with the insurance company.

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

SMALL/MID CAP VALUE PORTFOLIO

EXPENSE EXAMPLE (unaudited)	AB Variable Products Series Fund

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value January 1, 2021	Ending Account Value June 30, 2021	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,269.10	$4.56	0.81%
Hypothetical (5% annual return before expenses)	$1,000	$1,020.78	$4.06	0.81%

Class B
Actual	$1,000	$1,267.60	$5.96	1.06%
Hypothetical (5% annual return before expenses)	$1,000	$1,019.54	$5.31	1.06%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

1

SMALL/MID CAP VALUE PORTFOLIO
TEN LARGEST HOLDINGS[1]

June 30, 2021 (unaudited)	AB Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Robert Half International, Inc.	$14,140,447	1.7%
PulteGroup, Inc.	13,500,618	1.7
MEDNAX, Inc.	13,132,436	1.6
Sealed Air Corp.	12,740,942	1.6
Oshkosh Corp.	12,643,482	1.5
First Citizens BancShares, Inc./NC—Class A	12,149,677	1.5
Comerica, Inc.	12,057,173	1.5
STAG Industrial, Inc.	11,794,867	1.4
Synovus Financial Corp.	11,786,694	1.4
AECOM	11,764,856	1.4

	$125,711,192	15.3%

SECTOR BREAKDOWN2

June 30, 2021 (unaudited)

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Industrials	$181,816,343	22.3%
Financials	170,115,108	20.9
Consumer Discretionary	168,947,069	20.7
Real Estate	75,917,775	9.3
Materials	67,077,264	8.2
Information Technology	61,557,825	7.6
Energy	23,367,545	2.9
Consumer Staples	22,185,403	2.7
Utilities	17,392,115	2.2
Health Care	13,132,436	1.6
Communication Services	8,356,650	1.0
Short-Term Investments	4,953,231	0.6

Total Investments	$814,818,764	100.0%

1	Long-term investments.

2	The Portfolio’s sector breakdown is expressed as a percentage of total investments and may vary over time.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

2

SMALL/MID CAP VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS

June 30, 2021 (unaudited)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–98.8%

INDUSTRIALS–22.2%
AEROSPACE & DEFENSE–1.3%
AAR Corp.(a)	4,775	$185,031
Spirit AeroSystems Holdings, Inc.–Class A	217,720	10,274,207

		10,459,238

AIR FREIGHT & LOGISTICS–1.0%
XPO Logistics, Inc.(a)	59,850	8,372,417

AIRLINES–1.9%
Alaska Air Group, Inc.(a)	127,582	7,694,470
SkyWest, Inc.(a)	187,294	8,066,753

		15,761,223

BUILDING PRODUCTS–1.1%
Masonite International Corp.(a)	83,679	9,354,475

COMMERCIAL SERVICES & SUPPLIES–2.4%
ADT, Inc.(b)	777,900	8,393,541
Herman Miller, Inc.	237,600	11,200,464

		19,594,005

CONSTRUCTION & ENGINEERING–1.4%
AECOM(a)	185,800	11,764,856

ELECTRICAL EQUIPMENT–2.4%
Regal Beloit Corp.	85,985	11,479,857
Vertiv Holdings Co.	287,700	7,854,210

		19,334,067

MACHINERY–3.7%
Crane Co.	86,924	8,029,170
Kennametal, Inc.	20,040	719,837
Oshkosh Corp.	101,440	12,643,482
Timken Co. (The)	110,580	8,911,642

		30,304,131

PROFESSIONAL SERVICES–3.1%
Korn Ferry	156,680	11,367,134
Robert Half International, Inc.	158,935	14,140,447

		25,507,581

ROAD & RAIL–1.4%
Knight-Swift Transportation Holdings, Inc.	243,051	11,049,098

TRADING COMPANIES & DISTRIBUTORS–2.5%
GATX Corp.	71,500	6,325,605
Herc Holdings, Inc.(a)	70,020	7,847,142
MRC Global, Inc.(a)	653,458	6,142,505

		20,315,252

		181,816,343

Company	Shares	U.S. $ Value

FINANCIALS–20.8%
BANKS–11.8%
Comerica, Inc.	169,010	$12,057,173
First Citizens BancShares, Inc./NC–Class A	14,590	12,149,677
First Hawaiian, Inc.	119,267	3,380,027
Sterling Bancorp/DE	420,630	10,427,418
Synovus Financial Corp.	268,612	11,786,694
Texas Capital Bancshares, Inc.(a)	166,072	10,543,911
Umpqua Holdings Corp.	367,900	6,787,755
Webster Financial Corp.	191,202	10,198,715
Wintrust Financial Corp.	142,820	10,801,477
Zions Bancorp NA	157,698	8,335,916

		96,468,763

CAPITAL MARKETS–2.2%
Moelis & Co.	120,483	6,854,278
Stifel Financial Corp.	171,877	11,147,942

		18,002,220

CONSUMER FINANCE–0.8%
OneMain Holdings, Inc.	103,616	6,207,635

DIVERSIFIED FINANCIAL SERVICES–0.9%
Voya Financial, Inc.	120,898	7,435,227

INSURANCE–3.9%
American Financial Group, Inc./OH	79,130	9,869,094
Everest Re Group Ltd.	34,383	8,664,860
Hanover Insurance Group, Inc. (The)	58,710	7,963,424
Selective Insurance Group, Inc.	71,375	5,792,081

		32,289,459

THRIFTS & MORTGAGE FINANCE–1.2%
BankUnited, Inc.	227,496	9,711,804

		170,115,108

CONSUMER DISCRETIONARY–20.6%
AUTO COMPONENTS–2.8%
Dana, Inc.	224,148	5,325,756
Goodyear Tire & Rubber Co. (The)(a)	597,900	10,253,985
Lear Corp.	40,531	7,104,274

		22,684,015

DIVERSIFIED CONSUMER SERVICES–1.3%
Hillenbrand, Inc.	136,285	6,007,443
Houghton Mifflin Harcourt Co.(a)	436,915	4,823,541

		10,830,984

HOTELS, RESTAURANTS & LEISURE–4.1%
Dine Brands Global, Inc.(a)	89,700	8,005,725

3

SMALL/MID CAP VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

Hilton Grand Vacations, Inc.(a)	151,771	$6,281,802
Papa John’s International, Inc.	81,472	8,508,936
Scientific Games Corp./DE–Class A(a)	140,680	10,894,259

		33,690,722

HOUSEHOLD DURABLES–3.3%
KB Home	209,410	8,527,175
PulteGroup, Inc.	247,400	13,500,618
Taylor Morrison Home Corp.–Class A(a)	207,389	5,479,218

		27,507,011

LEISURE–0.9%
Brunswick Corp./DE	70,686	7,041,739

SPECIALTY RETAIL–3.0%
Foot Locker, Inc.(b)	120,665	7,436,584
Sally Beauty Holdings, Inc.(a)	429,380	9,476,417
Williams-Sonoma, Inc.	47,394	7,566,452

		24,479,453

TEXTILES, APPAREL & LUXURY GOODS–5.2%
Carter’s, Inc.	91,320	9,421,484
Kontoor Brands, Inc.(b)	139,890	7,891,195
Ralph Lauren Corp.	87,380	10,294,238
Steven Madden Ltd.	141,210	6,179,349
Tapestry, Inc.(a)	205,310	8,926,879

		42,713,145

		168,947,069

REAL ESTATE–9.3%
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS)–9.3%
American Campus Communities, Inc.	152,445	7,122,231
Camden Property Trust	75,493	10,015,656
Cousins Properties, Inc.	195,840	7,202,995
CubeSmart	215,182	9,967,230
MGM Growth Properties LLC–Class A	279,302	10,228,039
Physicians Realty Trust	592,711	10,947,372
RLJ Lodging Trust	567,261	8,639,385
STAG Industrial, Inc.	315,118	11,794,867

		75,917,775

MATERIALS–8.2%
CHEMICALS–3.0%
GCP Applied Technologies, Inc.(a)	265,346	6,171,948
Innospec, Inc.	52,810	4,785,114
Orion Engineered Carbons SA(a)	320,825	6,092,467
Trinseo SA	123,656	7,399,575

		24,449,104

Company	Shares	U.S. $ Value

CONTAINERS & PACKAGING–1.6%
Sealed Air Corp.	215,037	$12,740,942

METALS & MINING–3.6%
Carpenter Technology Corp.	241,122	9,697,927
Commercial Metals Co.	289,650	8,898,048
Reliance Steel & Aluminum Co.	74,826	11,291,243

		29,887,218

		67,077,264

INFORMATION TECHNOLOGY–7.5%
COMMUNICATIONS EQUIPMENT–0.8%
Lumentum Holdings, Inc.(a)	80,680	6,618,180

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS–2.3%
Avnet, Inc.	259,560	10,403,165
Belden, Inc.	169,464	8,569,794

		18,972,959

IT SERVICES–1.3%
Amdocs Ltd.	73,936	5,719,689
Genpact Ltd.	115,271	5,236,762

		10,956,451

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–1.6%
Kulicke & Soffa Industries, Inc.	126,848	7,763,098
MaxLinear, Inc.–Class A(a)	125,945	5,351,403

		13,114,501

SOFTWARE–0.8%
CommVault Systems, Inc.(a)	78,176	6,111,018

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS–0.7%
NCR Corp.(a)	126,830	5,784,716

		61,557,825

ENERGY–2.8%
ENERGY EQUIPMENT & SERVICES–0.7%
Dril-Quip, Inc.(a)	165,077	5,584,555

OIL, GAS & CONSUMABLE FUELS–2.1%
Cimarex Energy Co.	127,659	9,248,895
HollyFrontier Corp.	259,395	8,534,095

		17,782,990

		23,367,545

CONSUMER STAPLES–2.7%
FOOD PRODUCTS–2.7%
Hain Celestial Group, Inc. (The)(a)(b)	286,394	11,490,127
Nomad Foods Ltd.(a)	378,326	10,695,276

		22,185,403

4

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

UTILITIES–2.1%
ELECTRIC UTILITIES–1.4%
IDACORP, Inc.	120,534	$11,752,065

GAS UTILITIES–0.7%
Southwest Gas Holdings, Inc.	85,210	5,640,050

		17,392,115

HEALTH CARE–1.6%
HEALTH CARE PROVIDERS & SERVICES–1.6%
MEDNAX, Inc.(a)	435,570	13,132,436

COMMUNICATION SERVICES–1.0%
MEDIA–1.0%
Criteo SA (Sponsored ADR)(a)	184,759	8,356,650

Total Common Stocks (cost $585,292,591)		809,865,533

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS–0.6%
INVESTMENT COMPANIES–0.6%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 0.01%(c)(d)(e) (cost $4,953,231)	4,953,231	$4,953,231

TOTAL INVESTMENTS–99.4% (cost $590,245,822)		814,818,764
Other assets less liabilities–0.6%		4,998,234

NET ASSETS–100.0%		$819,816,998

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	Affiliated investments.

(d)	The rate shown represents the 7-day yield as of period end.

(e)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Glossary:

ADR—American Depositary Receipt

REIT—Real Estate Investment Trust

See notes to financial statements.

5

SMALL/MID CAP VALUE PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES

June 30, 2021 (unaudited)	AB Variable Products Series Fund

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $585,292,591)	$809,865,533	(a)
Affiliated issuers (cost $4,953,231)	4,953,231
Cash	11,410
Receivable for investment securities sold	6,760,406
Receivable for capital stock sold	948,112
Unaffiliated dividends receivable	784,995
Affiliated dividends receivable	83

Total assets	823,323,770

LIABILITIES
Payable for investment securities purchased	2,310,916
Advisory fee payable	517,676
Payable for capital stock redeemed	367,234
Distribution fee payable	114,829
Administrative fee payable	20,629
Transfer Agent fee payable	129
Accrued expenses	175,359

Total liabilities	3,506,772

NET ASSETS	$819,816,998

COMPOSITION OF NET ASSETS
Capital stock, at par	$37,469
Additional paid-in capital	536,334,317
Distributable earnings	283,445,212

NET ASSETS	$819,816,998

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$276,957,244	12,551,472	$22.07

B	$542,859,754	24,917,676	$21.79

(a)	Includes securities on loan with a value of $19,533,611 (see Note E).

See notes to financial statements.

6

SMALL/MID CAP VALUE PORTFOLIO
STATEMENT OF OPERATIONS

Six Months Ended June 30, 2021 (unaudited)	AB Variable Products Series Fund

INVESTMENT INCOME
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $3,372)	$7,108,870
Affiliated issuers	499
Securities lending income	17,703

7,127,072

EXPENSES
Advisory fee (see Note B)	2,870,687
Distribution fee—Class B	632,578
Transfer agency—Class A	1,174
Transfer agency—Class B	2,289
Custody and accounting	70,665
Printing	47,087
Administrative	39,690
Legal	24,787
Audit and tax	22,525
Directors’ fees	14,313
Miscellaneous	10,903

Total expenses	3,736,698
Less: expenses waived and reimbursed by the Adviser (see Note B)	(2,201)

Net expenses	3,734,497

Net investment income	3,392,575

REALIZED AND UNREALIZED GAIN ON INVESTMENT TRANSACTIONS
Net realized gain on investment transactions	73,642,752
Net change in unrealized appreciation/depreciation of investments	93,448,528

Net gain on investment transactions	167,091,280

NET INCREASE IN NET ASSETS FROM OPERATIONS	$170,483,855

See notes to financial statements.

7

SMALL/MID CAP VALUE PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS	AB Variable Products Series Fund

	Six Months Ended June 30, 2021 (unaudited)		Year Ended December 31, 2020
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$3,392,575		$5,454,467
Net realized gain (loss) on investment transactions	73,642,752		(22,104,001)
Net change in unrealized appreciation/depreciation of investments	93,448,528		52,509,733

Net increase in net assets from operations	170,483,855		35,860,199
Distributions to Shareholders
Class A	–0	–	(10,812,568)
Class B	–0	–	(21,414,765)
CAPITAL STOCK TRANSACTIONS
Net increase (decrease)	(5,827,227)		17,235,925

Total increase	164,656,628		20,868,791
NET ASSETS
Beginning of period	655,160,370		634,291,579

End of period	$819,816,998		$655,160,370

See notes to financial statements.

8

SMALL/MID CAP VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

June 30, 2021 (unaudited)	AB Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AB Small/Mid Cap Value Portfolio (the “Portfolio”) is a series of AB Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland as an open-end series investment company. The Fund offers 11 separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The

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SMALL/MID CAP VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of June 30, 2021:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Common Stocks(a)	$809,865,533		$–0	–	$–0	–	$809,865,533
Short-Term Investments	4,953,231		–0	–	–0	–	4,953,231

Total Investments in Securities	814,818,764		–0	–	–0	–	814,818,764
Other Financial Instruments(b)	–0	–	–0	–	–0	–	–0	–

Total	$814,818,764		$–0	–	$–0	–	$814,818,764

(a)	See Portfolio of Investments for sector classifications.

(b)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

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AB Variable Products Series Fund

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income. The Portfolio accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis (the “Expense Caps”) to 1.20% and 1.45% of daily average net assets for Class A and Class B shares, respectively. For the six months ended June 30, 2021, there were no expenses waived by the Adviser.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the six months ended June 30, 2021, the reimbursement for such services amounted to $39,690.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $818 for the six months ended June 30, 2021.

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NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

The Portfolio may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2022. In connection with the investment by the Portfolio in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Portfolio in an amount equal to the Portfolio’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. For the six months ended June 30, 2021, such waiver amounted to $2,201.

A summary of the Portfolio’s transactions in AB mutual funds for the six months ended June 30, 2021 is as follows:

Portfolio	Market Value 12/31/20 (000)		Purchases at Cost (000)	Sales Proceeds (000)	Market Value 6/30/21 (000)		Dividend Income (000)
Government Money Market Portfolio	$10,258		$114,024	$119,329	$4,953		$0	*
Government Money Market Portfolio**	–0	–	13,711	13,711	–0	–	0	*

Total					$4,953		$0	*

*	Amount is less than $500.

**	Investments of cash collateral for securities lending transactions (see Note E).

During the second quarter of 2018, AXA S.A. (“AXA”), a French holding company for the AXA Group, completed the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (now named Equitable Holdings, Inc.)(“Equitable”), through an initial public offering. Equitable is the holding company for a diverse group of financial services companies, including an approximate 65% economic interest in the Adviser and a 100% interest in AllianceBernstein Corporation, the general partner of the Adviser. Since the initial sale, AXA has completed additional offerings (and related transactions). As a result, as of May 20, 2021, AXA no longer owns shares of Equitable.

Sales that were completed on November 13, 2019 resulted in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and may have been deemed to have been an “assignment” causing a termination of the Portfolio’s investment advisory and administration agreements. In order to ensure that investment advisory and administration services could continue uninterrupted in the event of a Change of Control Event, the Board previously approved new investment advisory and administration agreements with the Adviser, and shareholders of the Portfolio subsequently approved the new investment advisory agreement. These agreements became effective on November 13, 2019.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

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AB Variable Products Series Fund

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended June 30, 2021 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$239,548,952		$241,023,329
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$226,364,983
Gross unrealized depreciation	(1,792,041)

Net unrealized appreciation	$224,572,942

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Portfolio did not engage in derivatives transactions for the six months ended June 30, 2021.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Securities Lending

The Portfolio may enter into securities lending transactions. Under the Portfolio’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Portfolio cannot sell or repledge any non-cash collateral, such collateral will not be reflected in the portfolio of investments. If a loan is collateralized by cash, the Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If the Portfolio receives non-cash collateral, the Portfolio will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any dividend income or other distributions from the securities; however, these distributions will not be afforded the same preferential tax treatment as qualified dividends. The Portfolio will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. The collateral will be adjusted the next business day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and Government Money Market Portfolio are reflected in the statement of operations. When the Portfolio earns net securities lending income from Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral

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SMALL/MID CAP VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

investment by the Portfolio in Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Portfolio’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

A summary of the Portfolio’s transactions surrounding securities lending for the six months ended June 30, 2021 is as follows:

				Government Money Market Portfolio
Market Value of Securities on Loan*	Cash Collateral*	Market Value of Non-Cash Collateral*	Income from Borrowers	Income Earned	Advisory Fee Waived
$19,533,611	$–0–	$19,834,515	$17,655	$48	$–0–

*	As of June 30, 2021.

NOTE F: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES			AMOUNT
	Six Months Ended June 30, 2021 (unaudited)		Year Ended December 31, 2020	Six Months Ended June 30, 2021 (unaudited)		Year Ended December 31, 2020
Class A
Shares sold	1,011,797		2,448,083	$21,668,544		$33,752,481
Shares issued in reinvestment of dividends and distributions	–0	–	788,663	–0	–	10,812,568
Shares redeemed	(1,248,814)		(2,229,236)	(25,836,700)		(32,550,890)

Net increase (decrease)	(237,017)		1,007,510	$(4,168,156)		$12,014,159

Class B
Shares sold	3,519,359		4,230,893	$75,117,856		$51,341,662
Shares issued in reinvestment of dividends and distributions	–0	–	1,579,260	–0	–	21,414,765
Shares redeemed	(3,767,395)		(4,535,252)	(76,776,927)		(67,534,661)

Net increase (decrease)	(248,036)		1,274,901	$(1,659,071)		$5,221,766

At June 30, 2021, certain shareholders of the Portfolio owned 71% in aggregate of the Portfolio’s outstanding shares. Significant transactions by such shareholders, if any, may impact the Portfolio’s performance.

NOTE G: Risks Involved in Investing in the Portfolio

Market Risk—The value of the Portfolio’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market. It includes the risk that a particular style of investing, such as the Portfolio’s value approach, may underperform the market generally.

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small- and mid-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

14

AB Variable Products Series Fund

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

LIBOR Transition and Associated Risk—A Portfolio may invest in debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. The United Kingdom Financial Conduct Authority, which regulates LIBOR, will cease publishing certain LIBOR benchmarks at the end of 2021. Although certain LIBOR rates are intended to be published until June 2023, banks are strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. Although financial regulators and industry working groups have suggested alternative reference rates, such as the European Interbank Offer Rate, the Sterling Overnight Interbank Average Rate and the Secured Overnight Financing Rate, global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR is underway but remains incomplete. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Portfolio’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting a Portfolio’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Portfolio is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE H: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended June 30, 2021.

NOTE I: Distributions to Shareholders

The tax character of distributions to be paid for the year ending December 31, 2021 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended December 31, 2020 and December 31, 2019 were as follows:

	2020	2019
Distributions paid from:
Ordinary income	$4,931,851	$7,298,543
Net long-term capital gains	27,295,482	63,755,866

Total taxable distributions	$32,227,333	$71,054,409

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SMALL/MID CAP VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

As of December 31, 2020, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$5,653,886
Accumulated capital and other losses	(21,193,226	)(a)
Unrealized appreciation/(depreciation)	128,500,697	(b)

Total accumulated earnings/(deficit)	$112,961,357

(a)	As of December 31, 2020, the Portfolio had a net capital loss carryforward of $21,193,226.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of December 31, 2020, the Portfolio had a net long-term capital loss carryforward of $21,193,226, which may be carried forward for an indefinite period.

NOTE J: Recent Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2020-04, “Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” ASU 2020-04 provides optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates. ASU 2020-04 is effective as of March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.

NOTE K: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

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SMALL/MID CAP VALUE PORTFOLIO

FINANCIAL HIGHLIGHTS	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS A
	Six Months Ended June 30, 2021 (unaudited)		Year Ended December 31,
			2020	2019	2018	2017	2016
Net asset value, beginning of period	$17.39		$17.91	$16.93	$21.68	$20.29	$17.29

Income From Investment Operations
Net investment income (a)(b)	.11		.17	.16	.13	.10	.10 †
Net realized and unrealized gain (loss) on investment transactions	4.57		.20	3.04	(3.04)	2.41	4.09

Net increase (decrease) in net asset value from operations	4.68		.37	3.20	(2.91)	2.51	4.19

Less: Dividends and Distributions
Dividends from net investment income	–0	–	(.16)	(.11)	(.11)	(.09)	(.11)
Distributions from net realized gain on investment transactions	–0	–	(.73)	(2.11)	(1.73)	(1.03)	(1.08)

Total dividends and distributions	–0	–	(.89)	(2.22)	(1.84)	(1.12)	(1.19)

Net asset value, end of period	$22.07		$17.39	$17.91	$16.93	$21.68	$20.29

Total Return
Total investment return based on net asset value (c)*	26.91%		3.37%	20.10%	(15.03)%	13.15%	25.09%†

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$276,957		$222,441	$211,046	$188,052	$233,652	$231,197
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements	.81	%^	.83%	.82%	.81%	.81%	.82%
Expenses, before waivers/reimbursements	.81	%^	.83%	.83%	.81%	.82%	.83%
Net investment income (b)	1.05	%^	1.17%	.90%	.61%	.47%	.53%†
Portfolio turnover rate	32%		58%	33%	39%	33%	57%

See footnote summary on page 18.

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SMALL/MID CAP VALUE PORTFOLIO
FINANCIAL HIGHLIGHTS

(continued)	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS B
	Six Months Ended June 30, 2021 (unaudited)		Year Ended December 31,
			2020	2019	2018	2017	2016
Net asset value, beginning of period	$17.19		$17.72	$16.75	$21.48	$20.12	$17.15

Income From Investment Operations
Net investment income (a)(b)	.08		.13	.12	.07	.05	.05 †
Net realized and unrealized gain (loss) on investment transactions	4.52		.18	3.02	(3.02)	2.39	4.06

Net increase (decrease) in net asset value from operations	4.60		.31	3.14	(2.95)	2.44	4.11

Less: Dividends and Distributions
Dividends from net investment income	–0	–	(.11)	(.06)	(.05)	(.05)	(.06)
Distributions from net realized gain on investment transactions	–0	–	(.73)	(2.11)	(1.73)	(1.03)	(1.08)

Total dividends and distributions	–0	–	(.84)	(2.17)	(1.78)	(1.08)	(1.14)

Net asset value, end of period	$21.79		$17.19	$17.72	$16.75	$21.48	$20.12

Total Return
Total investment return based on net asset value (c)*	26.76%		3.05%	19.90%	(15.29)%	12.85%	24.79%†

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$542,860		$432,719	$423,246	$374,941	$469,501	$455,422
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements	1.06	%^	1.08%	1.07%	1.06%	1.06%	1.07%
Expenses, before waivers/reimbursements	1.06	%^	1.08%	1.08%	1.06%	1.07%	1.08%
Net investment income (b)	.80	%^	.91%	.65%	.36%	.22%	.28%†
Portfolio turnover rate.	32%		58%	33%	39%	33%	57%

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

†	For the year ended December 31, 2016, the amount includes a refund for overbilling of prior years’ custody out of pocket fees as follows:

Net Investment Income Per Share	Net Investment Income Ratio	Total Return
$.001	.003%	.003%

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the years ended December 31, 2018 and December 31, 2017 by .07% and .11%, respectively.

^	Annualized.

See notes to financial statements.

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SMALL/MID CAP VALUE PORTFOLIO	AB Variable Products Series Fund

OPERATION AND EFFECTIVENESS OF THE PORTFOLIO’S LIQUIDITY RISK MANAGEMENT PROGRAM:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Portfolio to designate an Administrator of the Portfolio’s Liquidity Risk Management Program. The Administrator of the Portfolio’s LRMP is AllianceBernstein L.P., the Portfolio’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Portfolio’s Board of Directors (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Portfolio’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2021, which covered the period January 1, 2020 through December 31, 2020 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that the Portfolio will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Portfolio classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Portfolio’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Portfolio participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Portfolio is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Portfolio’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Portfolio’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Portfolio’s LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, beginning in March 2020, all financial markets experienced extreme levels of price volatility and relative illiquidity resulting from the COVID-19 impacts on the global economy. This extreme relative illiquidity resulted in significantly wider bid-ask spreads to transact in securities, including many of those securities held by the Portfolio, and in a diminished depth of liquidity in most markets, to varying degrees. Nonetheless, there were no liquidity events that impacted the Portfolio or its ability to timely meet redemptions during the Program Reporting Period.

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SMALL/MID CAP VALUE PORTFOLIO

CONTINUANCE DISCLOSURE	AB Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE FUND’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AB Variable Products Series Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Small/Mid Cap Value Portfolio (the “Fund”) at a meeting held by video conference on May 3-5, 2021 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant at the request of the directors. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2019 and 2020 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts

20

AB Variable Products Series Fund

for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Fund’s Class B shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended February 28, 2021 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to those of the Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also compared the advisory fee rate for the Fund with that for another fund advised by the Adviser utilizing similar investment strategies.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the

21

SMALL/MID CAP VALUE PORTFOLIO
CONTINUANCE DISCLOSURE

(continued)	AB Variable Products Series Fund

Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The Adviser had agreed to cap the Fund’s expenses, but the directors noted that the Fund’s expense ratio was currently below the level of the Adviser’s cap. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

22

VPS-SMCV-0152-0621

ITEM 2.	CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 13.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Variable Products Series Fund, Inc.

By:	/s/ Onur Erzan
Onur Erzan
President

Date:	August 13, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Onur Erzan
Onur Erzan
President

Date:	August 13, 2021

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	August 13, 2021